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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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Trinseo S.A.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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2021
Proxy Statement and Meeting Notice

TRINSEO

Materials. Powering Ideas.

trinseo.com

Trinseo S.A.
Société anonyme
REGISTERED OFFICE:
26-28, rue Edward Steichen
L-2540 Luxembourg
Grand Duchy of Luxembourg
Luxembourg RCS: B 153.549
PRINCIPAL PLACE OF BUSINESS:
1000 Chesterbrook Boulevard, Suite 300
Berwyn, PA 19312 USA

April 27, 2021

Dear Shareholder:

We cordially invite you to attend our 2021 annual general meeting of shareholders (the "General Meeting") on Monday, June 14, 2021 at 12:00 p.m. (local time), to consider the extraordinary and ordinary resolutions discussed in the attached proxy statement. Due to the COVID-19 pandemic and ongoing travel restrictions and health and safety concerns, the board of directors of Trinseo (the "Board") has decided to again hold the General Meeting via teleconference, without a physical meeting, in accordance with the Luxembourg law dated September 23, 2020 on measures on holding meetings of companies and other legal entities ("portant des mesures concernant la tenue de réunions dans les sociétés et dans les autres personnes morales") (as amended). Shareholders will not be able to attend the General Meeting in person. Further details regarding admission to the General Meeting, via teleconference, as well as the business to be conducted at the meeting is more fully described in the accompanying materials.

In addition to the typical proposals to be voted on at our General Meeting, our board of directors has unanimously approved, and is submitting to our shareholders for approval, several proposals related to a cross-border merger transaction that will, effectively, result in a change of our place of incorporation from Luxembourg to Ireland (see Proposal 1). The proposed transaction would result in you holding shares in an Irish public limited company (Trinseo PLC) rather than a Luxembourg Société anonyme (Trinseo S.A.). As discussed further in the proxy statement, we and the Board believe that Ireland provides the Company a favorable legal and regulatory infrastructure, providing flexibility while continuing to allow access to financial markets and customers, without impacting our business operations or our shareholders. If the proposal is passed, upon effectiveness of the merger, the number of shares you will own in Trinseo PLC will be the same as the number of shares you held in Trinseo S.A. immediately prior to the completion of the transaction.

After the completion of the merger, Trinseo will continue to conduct the same business operations as were conducted prior to the merger, but with Trinseo PLC as the parent company. We expect the ordinary shares of Trinseo PLC to be listed on the New York Stock Exchange under the symbol "TSE," the same symbol under which your shares in Trinseo S.A. are currently listed. After completion of the transaction, we will remain subject to the U.S. Securities and Exchange Commission reporting requirements and the applicable corporate governance rules of the New York Stock Exchange, and we will continue to report our financial results in U.S. dollars and under U.S. generally accepted accounting principles.

We are also asking our shareholders to approve several additional proposals related to the merger. Proposals 3 and 4 are advisory proposals where we are asking our shareholders to approve, on an advisory basis, the Trinseo PLC articles of association to be in effect at the time of the merger, and certain sections of the Trinseo PLC articles of association which would represent material changes to Trinseo S.A.'s current articles of association. Proposal 5 seeks approval of the creation of distributable profits of Trinseo PLC under Irish law by reducing the entire share premium created from the issuance and allotment of ordinary shares of Trinseo PLC pursuant to the merger (or such lesser amount as the Trinseo PLC Board may approve). If this proposal is not approved by shareholders, Trinseo PLC will not be able to pay dividends, make other distributions, or repurchase shares unless and until distributable profits are otherwise generated.

We are also asking our shareholders to approve an amendment to our current Luxembourg articles of association as amended and restated on June 20, 2018 (the "Articles"), to be effective prior to the merger, to increase the size of our Board to thirteen directors (Proposal 2), and to vote to elect the thirteenth director nominee, Victoria Brifo, a talented candidate the Board has unanimously voted to nominate for election at this meeting (see Proposal 7).

We describe in detail the cross-border merger and other actions we expect to take in the attached Notice of General Meeting of Shareholders and proxy statement. We encourage you to read this entire document carefully. You should carefully consider "Risk Factors" beginning on page 12 for a discussion of risks related to the merger before voting. We have also made available a copy of our Annual Report on Form 10-K for our fiscal year ended December 31, 2020. We encourage you to read the Form 10-K, which includes information on our operations and products, as well as our audited financial statements.

The Board unanimously recommends that you vote to approve the merger and the other proposals described in the accompanying proxy statement.

As in previous years, we will be using the "Notice and Access" method of providing proxy materials to shareholders via the Internet. We believe that this process provides shareholders with a convenient and quick way to access the proxy materials and vote, while allowing us to conserve natural resources and reduce the costs of printing and distributing the proxy materials. We will mail to most of our shareholders a Notice of Internet Availability of Proxy Materials for the General Meeting containing instructions on how to access our proxy statement and Annual Report and vote electronically via the Internet. Each notice will also contain instructions on how to receive a paper copy of the proxy materials. All shareholders who do not receive a notice will receive a paper copy of the proxy materials by mail or an electronic copy of the proxy materials by email.

Your vote is important regardless of the number of shares you own. Whether or not you plan to attend the General Meeting, we encourage you to consider the matters presented in the proxy statement and vote as soon as possible. Instructions for Internet and telephone voting are included with the Notice of Internet Availability of Trinseo's Proxy Materials for the General Meeting. If you prefer, you can request to receive proxy materials by mail, including a proxy card, and vote by mail by completing and signing the proxy card and returning it in the envelope provided.

Sincerely yours,

Frank A. Bozich
President and Chief Executive Officer

Trinseo S.A.

General Meeting of Shareholders

Luxembourg, Grand Duchy of Luxembourg

June 14, 2021
12:00 p.m. CEST
Via teleconference

Trinseo S.A.
Société anonyme
REGISTERED OFFICE:
26-28, rue Edward Steichen
L-2540 Luxembourg
Grand Duchy of Luxembourg
Luxembourg RCS: B 153.549

Principal executive offices of Trinseo S.A.
1000 Chesterbrook Boulevard, Suite 300
Berwyn, Pennsylvania 19312 USA
+1 610-240-3200

NOTICE OF GENERAL MEETING OF SHAREHOLDERS

To the Shareholders of Trinseo S.A.:

Notice is hereby given that an annual general meeting of shareholders (the "General Meeting") of Trinseo S.A. ("we," "Trinseo" or the "Company") will be held on Monday, June 14, 2021, at 12:00 p.m. Central European Summer Time, for the purposes described below and in further detail in the proxy statement accompanying this notice. Due to the COVID-19 pandemic and ongoing travel restrictions and health and safety concerns, the board of directors of Trinseo (the "Board") has decided to again hold the General Meeting via teleconference, without a physical meeting, in accordance with the Luxembourg law dated September 23, 2020 on measures on holding meetings of companies and other legal entities ("portant des mesures concernant la tenue de réunions dans les sociétés et dans les autres personnes morales") (as amended). Shareholders will not be able to attend the General Meeting in person. Only shareholders of record at the close of business on April 20, 2021 (the record date for the General Meeting) may attend. All shareholders must register to attend the General Meeting teleconference. Shareholders may register by going to the Company's voting website, www.proxyvote.com, entering their 16-digit control number found on their proxy card or in their General Meeting materials, and click on the box labeled "Register for Meeting." Shareholders who register to attend the General Meeting will be given dial-in information for the teleconference, and when dialing into the General Meeting will be asked to confirm their name and control number prior to admission into the teleconference.

If you are a shareholder of record, you may vote your shares during the General Meeting. Beneficial shareholders who held their shares through a broker, bank or other nominee on the record date for the General Meeting, who wish to vote their shares by proxy during the General Meeting must register in advance. To register, beneficial holders must first obtain a legal proxy, executed in their favor, from their broker, bank or other nominee. Proof of such legal proxy (e.g., a forwarded email from the beneficial holder's broker, bank or other nominee with the legal proxy attached, or an image of the legal proxy attached to the email) must be sent via email to F21MTGS@trinseo.com and labeled "Legal Proxy" in the subject line. Requests to vote at the General Meeting must be received no later than 6:00p.m. CEST, on Monday, June 7, 2021. Beneficial holders will receive a confirmation of registration by email and may vote at the General Meeting.

The General Meeting is being held for the purpose of approving two extraordinary resolutions, which require approval from two-thirds (2/3) of the votes cast in person or by proxy at the General Meeting. Approval of these extraordinary resolutions are required to be reviewed by a Luxembourg notary. The General Meeting is also being held for the purpose of approving thirteen ordinary resolutions, which require either approval of a majority of the shares represented in person or by proxy at the General Meeting, or require advisory approval by shareholders.

First, for the purpose of approving extraordinary resolutions in order:

1.
After review of the reports required by Luxembourg law, to approve the proposed merger of the Company into Trinseo PLC, a public limited company incorporated under the laws of Ireland with company number 562693 and having its registered office at Riverside One, Sir John Rogerson's Quay, Dublin 2, D02 X576 (the "Merger"), in accordance with the common draft terms of merger dated April 23, 2021 (the "Common Draft Terms") whereby Trinseo PLC will acquire all assets and liabilities of the Company by universal succession of title, and the Company will cease to exist (the "Merger Proposal");

2.
To approve an amendment to Article 7.1.1 of the Company's articles of association as amended and restated on June 20, 2018 (the "Articles") to increase the size of the Company's Board to a maximum of thirteen (13) directors (the "Board Increase Proposal").

Second, for the purpose of approving ordinary resolutions in order:

3.
Subject to approval of the Merger Proposal, to consider and approve, on a non-binding advisory basis, the proposed Memorandum and Articles of Association of Trinseo PLC (the "Proposed Constitution"), which are attached to this proxy statement as Annex B, which will be in effect at time of the Merger and which will effectively replace our Articles (the "Irish Constitution Proposal");

4.
Subject to approval of the Merger Proposal, to consider and vote upon separate proposals to approve, on a non-binding advisory basis, the following material differences between our Articles and the Proposed Constitution which are being presented in accordance with the requirements of the Securities and Exchange Commission (the "SEC") as three separate advisory proposals (we refer to such proposals as the "Advisory Constitution Proposals"):

a.
Upon the effective date of the Merger, under the Proposed Constitution, Trinseo PLC will have a share capital of (i) 4,000,000,000 ordinary shares, par value $0.01 per share, (ii) 1,000,000,000 preferred shares, par value $0.01 per share and (iii) 25,000 deferred ordinary shares par value €1.00 per share, in comparison to the Articles which provides for a share capital of up to 50,000,000,000 shares, par value $0.01 per share;

b.
Under the Proposed Constitution, the board of directors of Trinseo PLC will have discretion to issue up to the authorized but unissued amount of Trinseo PLC's share capital for cash without preemptive rights for a period of five years from adoption, in comparison to the Articles which permit the Board to issue up to 20% of the existing share capital without offering those shares to existing shareholders and up to 100% of the existing share capital with preemptive rights, until 2023.

c.
Under the Proposed Constitution, shareholders wishing to nominate persons for election to the Board or to properly bring other business before an annual general meeting of shareholders must give timely notice to Trinseo PLC, which must be received not less than 90 nor more than 120 days prior to the first anniversary of the date Trinseo PLC's proxy statement for the prior year was first mailed to shareholders, in comparison to the Articles under which shareholders may bring nominations for directors for vote at an annual meeting if submitted 90 to 120 days prior to the annual meeting date.

5.
Subject to the approval of the Merger Proposal, to approve the creation of distributable profits of Trinseo PLC under Irish law by reducing the entire share premium of Trinseo PLC (or such lesser amount as may be approved by the board of directors of Trinseo PLC) resulting from the allotment and issue of ordinary shares of Trinseo PLC pursuant to the Merger (the "Distributable Profits Proposal");

6.
To elect twelve (12) directors specifically named in the proxy statement, each to serve for a term of one year expiring at the 2022 annual general meeting;

7.
Subject to approval of the Board Increase Proposal, to elect Ms. Victoria Brifo as our thirteenth director, to serve for a term of one year expiring at the 2022 annual general meeting.

8.
To approve, on an advisory basis, the compensation paid by the Company to its named executive officers;

9.
To approve, on an advisory basis, the frequency of advisory votes on the compensation of our named executive officers;

10.
To approve changes to the Company's director compensation program;

11.
To approve the Company's annual accounts prepared in accordance with accounting principles generally accepted in Luxembourg for the year ended December 31, 2020 and its consolidated financial statements prepared in accordance with accounting principles generally accepted in the United States including a footnote reconciliation of equity and net income to International Financial Reporting Standards for the year ended December 31, 2020;

12.
To approve the allocation of the results of the year ended December 31, 2020, including but not limited to the declaration of an annual dividend in the amount of all interim dividends declared and distributed since the Company's last annual general meeting of shareholders;

13.
To approve the granting and discharge of the Company's directors and auditor for the performance of their respective duties during the year ended December 31, 2020;

14.
To ratify the appointment of PricewaterhouseCoopers Société cooperative to be the Company's independent auditor for all statutory accounts required by Luxembourg law for the year ending December 31, 2021;

15.
To ratify the appointment of PricewaterhouseCoopers LLP to be the Company's independent registered public accounting firm for the year ending December 31, 2021.

Third, for the purpose of approving or authorizing any other business properly brought before the General Meeting.

It is expected that the Notice of General Meeting and this proxy statement will first be available to shareholders on or about April 30, 2021. On or before April 30, 2021, the Company will also begin mailing a Notice of Internet Availability of Trinseo's Proxy Materials to shareholders informing them that this proxy statement and voting instructions are available online. As more fully described in that Notice, all shareholders may choose to access proxy materials on the Internet or may request to receive paper copies of the proxy materials.

Shareholders of record at the close of business on April 20, 2021 are entitled to notice of, and entitled to vote at, the General Meeting and any adjournments or postponements thereof. Whether or not you expect to attend the General Meeting, please complete, sign, date, and promptly return the enclosed proxy card in the envelope that we or your bank or brokerage firm have provided. Your prompt response will ensure that your ordinary shares of Trinseo S.A. are represented at the General Meeting. You can change your vote and revoke your proxy by following the procedures described in this proxy statement.

By Order of the Board of Directors

Angelo N. Chaclas Senior Vice President, Chief Legal Officer, Chief Compliance Officer and Corporate Secretary April 27, 2021

Important Notice Regarding the Availability of Proxy Materials for the General Meeting To Be Held on June 14, 2021: our proxy statement is attached. Financial and other information concerning Trinseo is contained in our Annual Report to shareholders for the fiscal year ended December 31, 2020. The proxy statement and our fiscal 2020 Annual Report to shareholders are available on the Investor Relations section of our website at www.investor.trinseo.com. Additionally, you may access our proxy materials at www.proxyvote.com, a site that does not have "cookies" that identify visitors to the site.

\

Proxy Statement

The Board of Trinseo S.A. solicits your proxy for the General Meeting to be held on June 14, 2021, and at any adjournments or postponements of the General Meeting, for the purposes set forth in the Notice of the General Meeting of Shareholders included in this proxy statement. As used in this proxy statement, the terms "we," "us," "our" "Company" or "Trinseo" refer to Trinseo S.A. Proxy materials, including this proxy statement and the Annual Report for our fiscal year ended December 31, 2020 ("fiscal 2020") are being first provided to shareholders on or before April 30, 2021. Our registered address is 26-28, rue Edward Steichen, L 2540 Luxembourg, Grand Duchy of Luxembourg.

1         2021 Proxy Statement

QUESTIONS AND ANSWERS ABOUT THE
GENERAL MEETING AND THE PROXY MATERIALS

QUESTIONS AND ANSWERS ABOUT THE GENERAL MEETING AND THE PROXY MATERIALS

When and where will the General Meeting be held?

We will hold the General Meeting at 12:00 p.m., local time, on Monday, June 14, 2021. Due to the COVID-19 pandemic and ongoing travel restrictions and health and safety concerns, the Board has decided to again hold the General Meeting via teleconference, without a physical meeting, in accordance with the Luxembourg law dated September 23, 2020 on measures on holding meetings of companies and other legal entities ("portant des mesures concernant la tenue de réunions dans les sociétés et dans les autres personnes morales") (as amended). Shareholders will not be able to attend the General Meeting in person, only by teleconference. All shareholders must register if they wish to attend the General Meeting via teleconference. Shareholders may register by going to the Company's voting website, www.proxyvote.com, entering their 16-digit control number found on their proxy card or in their proxy materials, and click on the box labeled "Register for Meeting." Shareholders who register to attend the General Meeting will be given dial-in information for the teleconference, and when dialing into the General Meeting will be asked to confirm their name and control number prior to admission into the teleconference.

Why did I receive a notice in the mail regarding Internet availability of proxy materials instead of a full set of proxy materials?

We provide access to our proxy materials over the Internet. On or about April 30, 2021 we commenced mailing of a Notice of Internet Availability of Proxy Materials to our shareholders of record and beneficial owners. The Notice explains how to access the proxy materials on the Internet and how to vote your proxy for the General Meeting.

If you received the Notice by mail and would like to receive a printed copy of our proxy materials, please follow the instructions for requesting printed materials included in the Notice.

What will shareholders vote on at the General Meeting?

Shareholders will be asked to vote on:

1.
A proposal to approve the Merger between Trinseo PLC as successor company and Trinseo S.A. as transferor company;

2.
To amend our current Articles to increase the size of our Board of Directors to thirteen;

3.
Subject to approval of the Merger Proposal, to approve, on a non-binding advisory basis, the Proposed Constitution to be in effect at the time of the Merger;
4.
Subject to approval of the Merger Proposal, to approve, on a non-binding advisory basis, certain material differences between our Articles and the Proposed Constitution;

5.
Subject to approval of the Merger Proposal, to approve the creation of distributable profits of Trinseo PLC under Irish law by reducing the entire share premium of Trinseo PLC (or such lesser amount as may be approved by the Trinseo PLC Board) resulting from the allotment and issue of Trinseo PLC shares pursuant to the Merger;

6.
To elect twelve (12) directors specifically named in the proxy statement, each to serve for a term of one year;

7.
Subject to the approval of the Board Increase Proposal, to elect a thirteenth director specifically named in the proxy statement, to serve for a term of one year.

8.
To approve, on an advisory basis, the compensation paid by the Company to its named executive officers;

9.
To approve, on an advisory basis, the frequency of advisory votes on the compensation of our named executive officers.

10.
To approve changes to the Company's director compensation program;

11.
To approve the Company's annual accounts prepared in accordance with accounting principles generally accepted in Luxembourg for the year ended December 31, 2020 and its consolidated financial statements prepared in accordance with accounting principles generally accepted in the United States (including a footnote reconciliation of equity and net income to International Financial Reporting Standards for the year ended December 31, 2020) (the "Luxembourg Statutory Accounts");

12.
To approve the allocation of the results of the year ended December 31, 2020 including but not limited to the declaration of an annual dividend in the amount of all interim dividends declared and distributed since the Company's last annual general meeting of shareholders;

13.
To approve the granting and discharge of the Company's directors and statutory auditor for the performance of their respective duties during the year ended December 31, 2020;

14.
To ratify the appointment of PricewaterhouseCoopers Société cooperative ("PwC Luxembourg") to be the Company's independent auditor for all statutory accounts required by Luxembourg law for the year ended December 31, 2021; and

15.
To ratify the appointment of PricewaterhouseCoopers LLP ("PwC") to be the Company's independent registered public accounting firm for the year ended December 31, 2021.

16.
To approve any other business properly brought before the General Meeting.

2021 Proxy Statement         2

QUESTIONS AND ANSWERS ABOUT THE
GENERAL MEETING AND THE PROXY MATERIALS

We do not expect any other matters to be presented at the General Meeting. If other matters are properly presented for voting, the persons named as proxies will vote in accordance with their best judgment on those matters.

Who is entitled to vote at the General Meeting?

Shareholders of record as of the close of business on April 20, 2021 are entitled to vote at the General Meeting. On that date, there were 38,734,493 of our ordinary shares outstanding. Each ordinary share is entitled to one vote.

What is a shareholder of record?

If your shares are registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, LLC, you are considered the shareholder of record for those shares. As the shareholder of record, you have the right to vote your shares.

If your shares are held in a stock brokerage account or by a bank, or other holder of record, you are considered the beneficial owner of shares held in street name. Your broker, bank, or other holder of record is the shareholder of record for those shares. As the beneficial owner, you have the right to direct your broker, bank, or other holder of record on how to vote your shares.

What constitutes a quorum for consideration of proposals at the General Meeting?

Under our Articles, the holders of a majority of the ordinary shares outstanding and entitled to vote at the General Meeting shall constitute a quorum for the transaction of business at the General Meeting. Ordinary shares represented in person (via teleconference) or by proxy will be counted for purposes of determining whether a quorum is present. Abstentions and broker non-votes (if any) will be treated as present at the General Meeting and will be counted for quorum purposes.

How many votes are required to elect directors and to adopt the other proposals at the General Meeting?

The proposals related to the extraordinary resolutions to approve the Merger (Proposal 1) and to amend the Articles to increase the size of the Board (Proposal 2) require the affirmative vote of two-thirds of the votes validly cast in person or by proxy at the General Meeting. The election of directors and each of the other proposals related to the ordinary resolutions to be voted on require the affirmative vote of a majority of the ordinary shares represented in person or by proxy at the General Meeting and entitled to vote. Advisory votes (Proposals 3, 4, 8 and 9) are deemed approved if passed by a majority of votes cast in person or by proxy at the General Meeting, and the Board takes the voting results under advisement.

How do I vote?

If you are a shareholder of record, you may vote your shares during the General Meeting. If you do not wish to vote during the meeting or if you will not be attending the General Meeting, you may vote by telephone, or over the Internet, by following the instructions provided in the Notice of Internet Availability of Proxy Materials. If you requested a printed copy of the proxy materials, you may also complete, sign, and date your proxy card and return it in the prepaid envelope that was included with the printed materials.

Beneficial shareholders who held their shares through a broker, bank or other nominee on the record date, who wish to vote their shares by proxy during the General Meeting must register in advance. To register, beneficial holders must first obtain a legal proxy, executed in their favor, from their broker, bank or other nominee. Proof of such legal proxy (e.g., a forwarded email from the beneficial holder's broker, bank or other nominee with the legal proxy attached, or an image of the legal proxy attached to the email) must be sent via email to F21MTGS@trinseo.com and labeled "Legal Proxy" in the subject line. Requests to vote at the General Meeting must be received no later than 6:00p.m. CEST, on Monday, June 7, 2021. Beneficial holders will receive a confirmation of registration by email that they may vote at the General Meeting.

If you are a beneficial holder and do not wish to vote during the meeting, you may vote by following the instructions provided in the Notice of Internet Availability of Proxy Materials you received from the shareholder of record of your shares. If you requested a printed copy of the proxy materials, you should have received a proxy card and voting instructions from the shareholder of record of your shares.

If you are a shareholder of record and submit a signed proxy card for the General Meeting but do not fill out the voting instructions, the persons named as proxy holders will vote the shares represented by your proxy as follows: (1) "FOR" approval of the Common Draft Terms and entry into the Merger; (2) "FOR" the amendment to the Company's Articles to increase the size of its board of directors; (3) subject to approval of the Merger Proposal, "FOR" approval, on an advisory basis, of the Proposed Constitution to be in effect at the time of the Merger; (4) subject to approval of the Merger Proposal, "FOR" approval, on an advisory basis, of the material changes reflected in the Proposed Constitution; (5) subject to approval of the Merger Proposal, "FOR" approval of the creation of distributable profits of Trinseo plc under Irish law by reducing the entire share premium of Trinseo PLC (or such lesser amount as may be approved by the board of directors of Trinseo PLC) resulting from the allotment and issue of ordinary shares of Trinseo PLC pursuant to the Merger (6) "FOR" the election of twelve directors specifically named in the proxy statement, each to serve for a term of one year expiring at the 2022 annual general meeting; (7) "FOR" the election of Ms. Victoria Brifo, subject to approval of the Board Increase Proposal; (8) "FOR" the proposal regarding advisory approval of the compensation paid by the Company to its named executive officers; (9) "1 YEAR" with respect to the advisory vote on the compensation of our named executive officers; (10) "FOR" approval of changes to the Company's director compensation program; (11) "FOR" approval of the Luxembourg Statutory Accounts; (12) "FOR" approval of the allocation of the results of the year ended December 31, 2020; (13) "FOR" the granting and discharge of the Company's directors and auditor for the performance of their respective duties during the year ended

3         2021 Proxy Statement

QUESTIONS AND ANSWERS ABOUT THE
GENERAL MEETING AND THE PROXY MATERIALS

December 31, 2020; (14) "FOR" ratification of the appointment of PwC Luxembourg to be the Company's independent auditor for all statutory accounts required by Luxembourg law for the year ending December 31, 2021; and (15) "FOR" ratification of the appointment of PwC to be the Company's independent registered public accounting firm for the year ending December 31, 2021.

If there are not sufficient votes to approve one or more of the proposals at the General Meeting, in accordance with the Company's Articles, the chair may adjourn the General Meeting to permit the further solicitation of proxies. Additionally, under Luxembourg law, the Board may adjourn the General Meeting for up to four weeks. The persons named as proxies will vote those proxies for such adjournment, unless marked to be voted against the proposal, to permit the further solicitation of proxies. Abstentions and broker non-votes, if any, will not have any effect on the result of the vote for adjournment. If any nominee should become unavailable, your shares will be voted for another nominee selected by the Board or for only the remaining nominees. If your shares are held in the name of a broker or nominee and you do not instruct the broker or nominee how to vote with respect to the election of directors or if you abstain or withhold authority to vote on any matter, your shares will not be counted as having been voted on those matters, but will be counted as in attendance at the meeting for purposes of a quorum.

If you do not vote your shares, you will not have a say on the important issues to be voted upon at the General Meeting.

What happens if I abstain from voting on a matter or my broker withholds my vote?

For extraordinary resolutions (Proposals 1 and 2) and advisory votes (Proposals 3, 4, 8 and 9), abstentions and broker non-votes (described below) are not counted and will have no effect. For each other matter to be considered at the General Meeting, abstentions are treated as shares that are represented and entitled to vote, and therefore abstaining will have the same effect as a negative vote.

A broker non-vote occurs when a broker does not have discretion to vote on a particular non-routine proposal and the broker has not received instructions from their customers as to how to vote on such proposal. Such broker non-votes are not counted as being represented or entitled to vote on such non-routine proposal, which has the effect of reducing the number of affirmative votes needed to approve the proposal.

Should I submit a proxy even if I plan to attend the General Meeting?

To ensure that your vote is recorded promptly, please vote as soon as possible, even if you plan to attend the General Meeting via teleconference. If you attend the General Meeting and are a shareholder of record, you may also submit your vote during the meeting, and any previous votes that you submitted will be superseded by the vote that you cast during the General Meeting. Internet and phone voting will be cut-off at 11:59 p.m., Eastern Time, on Thursday, June 10, 2020.

Can I revoke my proxy?

Your proxy may be revoked by giving notice of revocation to Trinseo in writing, by accessing the Internet site, by using the toll-free telephone number, or during the General Meeting via teleconference. A shareholder may also change his or her vote by executing and returning to the Company a later-dated proxy, by submitting a later-dated electronic vote through the Internet site, by using the toll-free telephone number or during the General Meeting via teleconference.

The Internet and telephone procedures for voting and for revoking or changing a vote are designed to authenticate shareholders' identities, to allow shareholders to give their voting instructions and to confirm that shareholders' instructions have been properly recorded.

Who will bear the cost of soliciting votes for the General Meeting?

We will bear the expense of the solicitation of proxies for the General Meeting. Solicitation of proxies may be made by mail, in person or telephone by officers, directors and other employees of the Company. We have hired Okapi Partners LLC to aid in the solicitation of proxies. It is estimated that the fee for Okapi Partners LLC will be approximately $35,000 plus reasonable out-of-pocket costs and expenses. Such fee will be paid by the Company.

We will reimburse the Company's banks, brokers, and other custodians, nominees and fiduciaries for their reasonable costs in the preparation and mailing of proxy materials to shareholders.

A shareholder may also choose to vote electronically by accessing the Internet site stated on the Notice of Internet Availability or by using the toll-free telephone number stated on the Notice of Internet Availability. Shareholders that vote through the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, which will be borne by the shareholder.

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QUESTIONS AND ANSWERS ABOUT THE MERGER

QUESTIONS AND ANSWERS ABOUT THE MERGER

Why do you want to merge Trinseo S.A. with and into Trinseo PLC?

Our Board believes that giving effect to the Merger will be in the best interests of the Trinseo group and our shareholders. In arriving at this determination, our Board consulted with Trinseo S.A.'s management along with its legal and tax advisors and considered various factors in its deliberations. Our Board concluded that the Merger is likely to result in benefits to the Trinseo group and our shareholders, including: (i) simplifying regulatory requirements, (ii) increasing flexibility on capital deployment such as increased authority to issue new shares or repurchase shares, (iii) providing dividend withholding tax benefits to shareholders and (iv) providing the Trinseo group with operational efficiencies and reduction of its operating and administrative costs. The Merger will also complement the Company's proposed plan to create a global business services center in Ireland. The Board believes that the Irish regime represents a more flexible and favorable legal and regulatory environment for the Company, with beneficial financial and legal infrastructure, without causing any material change to the Company's current business operations, reporting requirements or share listing.

If Trinseo S.A. shareholders approve this proposal, the Merger will effectively change the legal domicile of Trinseo's parent entity from Luxembourg to Ireland and will result in other changes of a legal nature, the most significant of which are described below under the caption "Comparison of Rights of Shareholders and Governance under the Articles to the Proposed Constitution" in Proposal 3. For further detail, see "Proposal 1: The Merger—Reasons for the Merger" and "Risk Factors."

When is the Merger expected to be completed?

We currently expect to complete the Merger in October 2021. However, until the issuance of a final order (the "Final Order") by the High Court of Ireland (the "Irish High Court") under the European Communities (Cross-Border Mergers) Regulations 2008 (S.I. No. 157 of 2008), as amended from time to time (the "Irish Regulations"), which we need in order to complete the Merger, the Merger may be abandoned or delayed by Trinseo S.A., even if the Merger has been approved by Trinseo S.A. shareholders and all other conditions to the Merger (other than the approval of the Irish High Court) have been satisfied or waived. For further detail, see "Proposal 1: The Merger—Amendment, Termination or Delay."

Do I have appraisal or redemption rights with respect to the Trinseo S.A. shares I own?

There are no applicable appraisal rights, and the Trinseo S.A. shares are not redeemable.

How will Trinseo PLC shares differ from Trinseo S.A. shares?

Your rights as a Trinseo S.A. shareholder are currently governed by Luxembourg law and our Articles. Following the Merger, you will become a Trinseo PLC shareholder and your rights as a Trinseo PLC shareholder will be governed by Irish law and the Proposed Constitution of Trinseo PLC. The legal system governing companies organized under Irish law differs from the legal system governing companies organized under Luxembourg law. As a result, while many of the principal attributes of Trinseo S.A. shares and Trinseo PLC shares will be similar under Luxembourg and Irish law, differences will exist. We summarize your rights as a Trinseo PLC shareholder under "Description of Trinseo PLC shares" and provide a summary comparison of your rights as a Trinseo S.A. shareholder and Trinseo PLC shareholder under the heading "Comparison of Rights of Shareholders and Governance under the Articles to the Proposed Constitution" in Proposal 3. A copy of the Proposed Constitution is attached as Annex B to this Proxy Statement.

Other Matters Related to Trinseo S.A. Shareholders

Will the Merger dilute my economic interest?

No. Trinseo S.A. shareholders will receive a Trinseo PLC ordinary share for every Trinseo S.A. ordinary share they own, on a one-for-one basis. No preferred shares of Trinseo PLC will be issued as a result of the Merger.

If the Merger is approved, do I have to take any action to participate in the Merger?

No. At the date the Merger is deemed effective by the Irish High Court (the "Effective Date"), you will receive, through the transfer agent, an ordinary share of Trinseo PLC for every ordinary share of Trinseo S.A. that you then hold, on a one-for-one basis, without any further action on your part. For further detail, see "Proposal 1: The Merger—No Action Required to Cancel Trinseo S.A. shares and Receive Trinseo PLC shares."

Whom should I contact if I have questions about the Merger?

If you have any questions concerning the information contained in this Proxy Statement, you may contact Trinseo S.A.'s Investor Relations by email at investorrelations@trinseo.com or by telephone at +1 610-240-3221.

Tax Matters Related to Trinseo S.A. Shareholders

Please refer to "Material Tax Considerations Relating to the Merger" for a description of the material U.S. federal income tax, Irish tax and Luxembourg tax consequences of the Merger to Trinseo S.A. shareholders and Trinseo PLC shareholders. Determining the actual tax consequences of the Merger to you may be complex and will depend on your specific situation. We urge you to consult your personal tax advisors.

5         2021 Proxy Statement

QUESTIONS AND ANSWERS ABOUT THE MERGER

Is the Merger taxable to me?

U.S. Federal Income Tax Consequences to U.S. Taxpayers

The Merger is intended to qualify as a "reorganization" within the meaning of Section 368(a) of the Code. If the Merger is so treated as a "reorganization", (i) a U.S. Holder will not recognize any gain or loss as a result of the Merger, (ii) a U.S. Holder's adjusted tax basis in the Trinseo PLC shares received will be equal to the adjusted tax basis of the Trinseo S.A. shares exchanged therefor and (iii) the holding period of the Trinseo PLC shares received as a result of the exchange will include the holding period of Trinseo S.A. shares surrendered in the Merger. For further detail, see "Material Tax Considerations Relating to the Merger—Material U.S. Tax Considerations."

Irish Tax Consequences to Ireland Taxpayers

It is anticipated that the Merger should not be a taxable event from an Irish tax perspective. As a result, it is anticipated that the Merger should not give rise to any Irish capital gains tax consequences for Trinseo S.A. shareholders. For further detail, see "Material Tax Considerations Relating to the Merger—Material Irish Tax Considerations."

Luxembourg Tax Consequences to Luxembourg Taxpayers

We believe that (i) Trinseo S.A. shareholders who are not resident in Luxembourg will generally not be subject to Luxembourg (corporate) income tax in respect of the Merger, subject to certain exceptions, and (ii) Trinseo S.A. shareholders who are resident in Luxembourg may be subject to Luxembourg (corporate) income tax in respect of the Merger, depending on the tax regime applicable to such holder. For further detail, see "Material Tax Considerations Relating to the Merger—Material Luxembourg Tax Considerations."

Will there be Irish stamp duty on the Merger or on the transfer of Trinseo PLC shares after the Merger?

No stamp duty will be payable on the Merger. Irish stamp duty may, depending upon the manner in which Trinseo PLC shares are held, be payable in respect of transfers of Trinseo PLC shares after the Merger. It is expected that for the majority of transfers of Trinseo PLC shares, there should not be any stamp duty. Transfers of Trinseo PLC shares effected by means of the transfer of book-entry interests held in "street name" in Depository Trust Company ("DTC") should not be subject to Irish stamp duty, subject to confirmation by the Irish Revenue Commissioners in advance of the Merger. However, if a shareholder holds their Trinseo PLC shares directly rather than beneficially through a bank, broker or other nominee at DTC, any transfer of the Trinseo PLC shares could be subject to Irish stamp duty (currently at the rate of 1% of the higher of the price paid or the market value of the Trinseo PLC shares acquired). For further detail, see "Material Tax Considerations Relating to the Merger—Material Irish Tax Considerations."

Impact of the Merger on Trinseo S.A.

Will the Merger affect Trinseo S.A.'s operations?

No. The Merger will not change Trinseo S.A.'s day-to-day operations, how we manage our business or how we serve our customers.

How will the Merger affect Trinseo S.A.'s financial reporting?

The Merger will not affect Trinseo S.A.'s current reporting obligations in the United States. After the Merger, Trinseo PLC will continue to prepare financial statements in accordance with U.S. generally accepted accounting principles ("U.S. GAAP"), which are reported in U.S. dollars, and will file reports on Forms 10-K, 10-Q and 8-K with the SEC. Following the Merger, we will no longer file our financial statements with the Luxembourg authorities other than the final accounts up to the Effective Date. Following the Effective Date we will be required to prepare and make available to you financial statements prepared in accordance with Irish law.

Will the Merger have any impact on Trinseo PLC's ability to pay dividends or repurchase shares?

Under Irish law, Trinseo PLC may only pay dividends, make other distributions and, generally effect share repurchases and redemptions from "distributable profits" shown in Trinseo PLC's unconsolidated financial statements prepared in accordance with the Companies Act 2014 of Ireland, as amended (the "Irish Companies Act") and filed with the Irish Companies Registration Office.

Immediately following the Merger, Trinseo PLC will not have any distributable profits. Accordingly, you are being asked to approve the Distributable Profits Proposal, to enable, subject to the effectiveness of the Merger, the creation of distributable profits of Trinseo PLC under Irish law by reducing the entire share premium of Trinseo PLC (or such lesser amount as may be approved by the Trinseo PLC board of directors) resulting from the allotment and issue of Trinseo PLC shares pursuant to the Merger, such that the reserve resulting from the cancellation of such share premium will be treated as distributable profits.

In addition to the approval of Trinseo S.A. shareholders, the Distributable Profits Proposal also requires the approval of the Irish High Court. If the Distributable Profits Proposal is approved by Trinseo S.A. shareholders, and the Merger becomes effective, Trinseo PLC intends to seek the approval of the Irish High Court for the creation of distributable profits as soon as practicable following the Effective Date. Although Trinseo S.A. is not aware of any reason why the Irish High Court would not approve the Distributable Profits Proposal, such approval is a matter of judicial discretion and there is no guarantee that approval will be provided.

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QUESTIONS AND ANSWERS ABOUT THE MERGER

While the Trinseo S.A. Board recommends that Trinseo S.A. shareholders vote for the Distributable Profits Proposal, the passing of the Distributable Profits Proposal is not a condition to the Merger. If the Distributable Profits Proposal is not approved by Trinseo S.A. shareholders and the Irish High Court, Trinseo PLC will not be able to pay dividends, make other distributions and, generally, effect share repurchases and redemptions until such time as it has otherwise generated sufficient distributable profits from its operational activities following the Merger.

For further detail, see "Risk Factors" and "Proposal 5: The Distributable Profits Proposal."

Is the Merger a taxable transaction for Trinseo S.A.?

The Merger is in principle a taxable transaction for Trinseo S.A. pursuant to which gains and or losses may be recognized for Luxembourg corporate income tax purposes. However, Trinseo S.A. expects that no Luxembourg corporate income tax will be due as a result of the Merger, due to a combination of (i) the application of the Luxembourg "participation exemption" in respect of gains derived from certain qualifying participations in subsidiaries, and (ii) the availability of tax loss carry forwards.

Trinseo S.A. does not believe that the Merger will be a taxable event from an Irish tax perspective. As a result, it is anticipated that the Merger will not give rise to any Irish capital gains tax consequences for Trinseo S.A.

7         2021 Proxy Statement

SUMMARY OF MERGER PROPOSALS

Summary of Merger Proposals

This summary highlights selected information from this Proxy Statement concerning the Merger Proposal. It does not contain all of the information that may be important to you. To understand the Merger more fully, and for a more complete legal description of the Merger, you should carefully read the entire Proxy Statement, including the Annexes. The Common Draft Terms, in the form attached as Annex A to this Proxy Statement, is the legal document that governs the Merger. The Proposed Constitution substantially in the form attached to this Proxy Statement as Annex B, will govern Trinseo PLC upon completion of the Merger. We encourage you to read those documents carefully.

Parties to the Merger

Trinseo S.A.    Trinseo S.A. (NYSE: TSE) is a public limited liability company (société anonyme) formed in 2010 and existing under the laws of Luxembourg. We are a leading global materials company and manufacturer of plastics, latex binders and synthetic rubber, including various advanced specialty products and sustainable solutions. Our products are incorporated into a wide range of our customers' products throughout the world, including products for automotive applications, tires, carpet and artificial turf backing, coated paper, specialty paper and packaging board, food packaging, appliances, medical devices, consumer electronics and construction applications, among others. The Company's registered office is at 26-28, rue Edward Steichen, L 2540 Luxembourg, Grand Duchy of Luxembourg.

Trinseo PLC.    Trinseo Limited was incorporated as a private limited company under the laws of Ireland on May 27, 2015 as "Tribus Investments Limited" and was renamed "Trinseo Limited" on April 7, 2021. Prior to the Effective Date, Trinseo Limited will be re-registered as an Irish public limited company and renamed "Trinseo PLC". To date, Trinseo Limited has not engaged in any business or conducted any activities other than in connection with its formation and the Merger. The registered office of Trinseo PLC will be Sir John, Rogerson's Quay, Riverside One, Dublin 2, D02 X576, Ireland and Trinseo PLC's telephone number will be +1-610-240-3200.

The Merger

Trinseo S.A. shareholders are being asked to approve the Merger in accordance with the Common Draft Terms at the General Meeting. Contingent upon the approval of the Common Draft Terms, and assuming the other conditions to the Merger in the Common Draft Terms are satisfied or waived, on the Effective Date Trinseo S.A. shareholders will receive an ordinary share of Trinseo PLC for every ordinary share of Trinseo S.A. that they then hold, on a one-for-one basis. As a result of the Merger, Trinseo PLC will become our new public holding company with a NYSE trading symbol of "TSE".

Steps Required to Effect the Merger

On June 14, 2021, we will hold the General Meeting to allow shareholders of record to vote on the Merger proposals, including approval of the Merger and the Common Draft Terms.

Luxembourg.

After the Merger Proposal and resolution to enter into the Merger has been approved by Trinseo S.A. shareholders at the General Meeting, the following steps must be taken in Luxembourg in order to effect the Merger:

  •
  Luxembourg notary before whom the General Meeting is held will issue a pre-merger certificate attesting that all formalities required in Luxembourg in connection with the merger have been duly effected which shall be delivered to Trinseo PLC in accordance with Art. 1021-12(2) of the Luxembourg law of 10 August 1915 on commercial companies as amended from time to time (the "Luxembourg Law");

  •
  Upon receipt of the Final Order, the Luxembourg Trade and Company Register will deregister Trinseo S.A. which will have ceased to exist as of the Effective Date.

Ireland.

Following shareholder approval, the following steps must occur for Trinseo PLC to complete the Merger:

  •
  Application will be made to the Irish High Court for a pre-merger certificate; and

  •
  Subject to issuance of a pre-merger certificate by the Irish High Court and the issuance of a pre-merger certificate by a Luxembourg civil law notary, an application will be made to the Irish High Court for an order to confirm legal scrutiny of the Merger and to set the Effective Date. The hearing of this application will be advertised in Iris Oifigiúil, the international editions of The Financial Times and/or The Wall Street Journal and/or such other publications as the Irish High Court may prescribe. Trinseo S.A. shareholders may attend the approval hearing and make representations at such meeting.

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SUMMARY OF MERGER PROPOSALS

Effectiveness.    If all of the conditions are satisfied or waived (and we do not abandon the Merger before obtaining the Irish High Court's Order), the Merger will take effect on the Effective Date. We currently anticipate the Merger to be effective in October 2021. Once the Merger takes effect as provided for in the Irish Regulations, it may not be declared null and void, and the Final Order specifying the Effective Date shall constitute conclusive evidence of the effectiveness of the Merger.

In connection with the Merger, the following steps will occur by operation of law on the Effective Date:

1.
Trinseo S.A. will be merged with and into Trinseo PLC, with Trinseo PLC as the surviving entity, and Trinseo S.A. will cease to exist upon consummation of the Merger;

2.
all assets and liabilities of Trinseo S.A. as at the Effective Date shall transfer to, and be assumed by Trinseo PLC by universal succession of title and by operation of law;

3.
the activities of the Trinseo S.A. business shall be continued by Trinseo PLC;

4.
each Trinseo S.A. shareholder (other than Trinseo S.A.) will receive an ordinary share of Trinseo PLC for every ordinary share of Trinseo S.A. that they then hold, on a one-for-one basis;

5.
in accordance with Luxembourg Law, all Trinseo S.A. treasury shares held by Trinseo S.A. will be canceled by operation of law;

6.
all legal proceedings pending by or against Trinseo S.A. will be continued with the substitution, for Trinseo S.A., of Trinseo PLC as a party; and

7.
contracts, agreements or instruments to which Trinseo S.A. is a party will by operation of law succeed to Trinseo S.A. and be construed and have effect as if Trinseo PLC had been a party thereto instead of Trinseo S.A., and Trinseo PLC will have the same rights and be subject to the same obligations to which Trinseo S.A. is subject to under such contracts, agreements or instruments.

8.
without prejudice to the foregoing, the consequences of the Merger set out in Regulation 19(1) of the Irish Regulations and Art 1021-17 of the Luxembourg Law shall apply to the Merger.

As a result of the Merger, Trinseo S.A. shareholders will become Trinseo PLC shareholders, and Trinseo S.A. will cease to exist.

After the Merger, you will own an interest in a company that will continue to conduct the same functions as conducted by Trinseo S.A. before the Merger. The number of Trinseo PLC shares you will own immediately following the Merger will be the same as the number of Trinseo S.A. shares you owned immediately before the Merger.

Upon completion of the Merger, we will remain subject to SEC reporting requirements and will continue to report our consolidated financial results in U.S. dollars and in accordance with U.S. GAAP. As required by Irish law, in connection with annual general meetings of Trinseo PLC commencing with its 2022 annual general meeting, the Trinseo PLC Irish statutory accounts will also be made available to Trinseo PLC shareholders.

Reasons for the Merger (See page 36)

Our Board believes that giving effect to the Merger will be in the best interests of the Trinseo group and our shareholders. In arriving at this determination, our Board consulted with Trinseo S.A.'s management along with its legal and tax advisors and considered various factors in its deliberations. Our Board concluded that the Merger will simplify our regulatory and governance requirements, provide dividend withholding tax benefits to shareholders, allow for increased flexibility to allocate capital through share issuances or repurchases, and provide Trinseo with other operational efficiencies and cost reductions. The Merger will also complement the Company's proposed plan to create a global business services center in Ireland. If Trinseo S.A. shareholders approve this proposal, the Merger will effectively change Trinseo S.A.'s legal domicile from Luxembourg to Ireland and will result in other changes of a legal nature, the most significant of which are described below under the caption "Comparison of Rights of Shareholders and Governance under the Articles to the Proposed Constitution" in Proposal 3.

We cannot assure you that the anticipated benefits of the Merger will be realized. In addition to the potential benefits described above, the Merger will expose us and you to some risks. These risks include, but are not limited to: changes to your rights as a Trinseo S.A. shareholder; the potential application of stamp duty on the transfer of Trinseo PLC shares after the Merger; the potential application of Irish dividend withholding tax; and the potential application of Irish capital acquisitions tax to a gift or inheritance of Trinseo PLC shares.

For further detail, see "Proposal 1: The Merger—Reasons for the Merger" and "Risk Factors" for more information.

Tax Considerations of the Merger (See page 15)

U.S. Federal Income Tax.    The Merger is intended to qualify as a "reorganization" within the meaning of Section 368(a) of the Code. If the Merger is so treated as a "reorganization", (i) a U.S. Holder will not recognize any gain or loss as a result of the Merger, (ii) a U.S. Holder's adjusted tax basis in the Trinseo PLC shares received will be equal to the adjusted tax basis of the Trinseo S.A. shares exchanged therefor and (iii) the holding period of the Trinseo PLC shares received as a result of the exchange will include the holding period of Trinseo S.A. shares surrendered in the Merger.

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SUMMARY OF MERGER PROPOSALS

Irish Tax.    It is anticipated that the Merger should not be a taxable event from an Irish tax perspective. As a result, it is anticipated that the Merger should not give rise to any Irish capital gains tax consequences for Trinseo S.A. shareholders. No stamp duty will be payable on the Merger. Irish stamp duty may, depending upon the manner in which Trinseo PLC shares are held, be payable in respect of transfers of Trinseo PLC shares after the Merger. It is expected that for the majority of transfers of Trinseo PLC shares following the Merger, no stamp duty should arise. Transfers of Trinseo PLC shares effected by means of the transfer of book-entry interests in DTC should not be subject to Irish stamp duty, subject to confirmation by the Irish Revenue Commissioners in advance of the Merger. However, if a shareholder holds their Trinseo PLC shares directly rather than beneficially through DTC, any transfer of the Trinseo PLC shares could be subject to Irish stamp duty (currently at the rate of 1% of the higher of the price paid or the market value of the shares acquired). For further detail, see "Material Tax Considerations Relating to the Merger—Material Irish Tax Considerations."

Luxembourg Tax.    We believe that (i) Trinseo S.A. shareholders who are not resident in Luxembourg will generally not be subject to Luxembourg (corporate) income tax in respect of the Merger, subject to certain exceptions, and (ii) Trinseo S.A. shareholders who are resident in Luxembourg may be subject to Luxembourg (corporate) income tax in respect of the Merger, depending on the tax regime applicable to such holder. For further detail, see "Material Tax Considerations Relating to the Merger—Material Luxembourg Tax Considerations."

You should consult your personal tax advisors concerning the tax consequences of receiving, holding, disposing of, and receiving dividends on, Trinseo PLC shares received pursuant to the Merger.

Comparison of Rights of Shareholders and Governance (See page 40)

Your rights as a Trinseo S.A. shareholder are currently governed by Luxembourg law and our Articles. Following the Merger, you will become a Trinseo PLC shareholder and your rights as a Trinseo PLC shareholder will be governed by Irish law and the Proposed Constitution. The legal system governing companies organized under Irish law differs from the legal system governing companies organized under Luxembourg law. As a result, while many of the principal attributes of Trinseo S.A. shares and Trinseo PLC shares will be similar under Luxembourg and Irish law, differences will exist.

We summarize your rights as a Trinseo PLC shareholder under "Description of Trinseo PLC shares" and provide a summary comparing your rights as a Trinseo S.A. shareholder and a Trinseo PLC shareholder under the heading "Comparison of Rights of Shareholders and Governance" in Proposal 3. A copy of the Proposed Constitution is attached as Annex B to this Proxy Statement.

Stock Exchange Listing

The Merger is not expected to affect our stock exchange listing on the New York Stock Exchange (the "NYSE"). Trinseo S.A. shares are expected to continue to trade on the NYSE until the Effective Date. Immediately following the Effective Date, Trinseo PLC shares will be listed on the NYSE under the symbol "TSE," the same symbol under which Trinseo S.A. shares are currently listed.

Upon completion of the Merger, we will remain subject to SEC reporting requirements, the mandates of the Sarbanes-Oxley Act of 2002 and the applicable corporate governance rules of the NYSE, and we will continue to report our consolidated financial results in U.S. dollars and in accordance with U.S. GAAP.

Accounting Treatment of the Merger (See page 38)

Under U.S. GAAP, the Merger represents a transaction between entities under common control. Assets and liabilities transferred between entities under common control are accounted for at historical cost. Accordingly, the assets and liabilities of Trinseo PLC will be reflected at their carrying amounts in the accounts of Trinseo S.A. at the time of the Merger .

Irish Constitution Proposal

We are asking shareholders to approve, by non-binding advisory vote, the Proposed Constitution of Trinseo PLC, in the form attached hereto as Annex B (Proposal 3). The Proposed Constitution is the governing document which will be in effect at the time the Merger is completed. If the Merger is not approved, this proposal will have no effect, but the Merger is not conditioned on the separate approval of this advisory proposal. We are asking shareholders to vote for the Proposed Constitution on an advisory basis, to allow shareholders the opportunity to vote for the Proposed Constitution separately from the Merger Proposal. A comparison of the rights of Trinseo S.A. shareholders under our existing Articles and Luxembourg law to the rights of Trinseo PLC shareholders under the Proposed Constitution and Irish law is set forth in detail in the language of the proposal. We encourage you to read these differences carefully when making your decision on how to vote.

We strongly encourage all shareholders that vote "for" the Merger Proposal to also vote "for" the Irish Constitution Proposal, to allow the Company to proceed with the Merger as intended and set forth in the Merger Proposal.

2021 Proxy Statement         10

SUMMARY OF MERGER PROPOSALS

Advisory Constitution Proposals

We are also asking shareholders to vote, on a non-binding advisory basis, to approve certain differences between our Articles and the Proposed Constitution (Proposal 4). These differences are being presented as three separate advisory proposals, and pertain to (a) changes in our authorized share capital; (b) changes in our share issuance authority and preemptive rights, and (c) changes to the advance notice provision for shareholder director nominations. If the Merger is not approved, this proposal will have no effect, but the Merger is not conditioned on the separate approval of these advisory proposals.

We strongly encourage shareholders who vote "for" the Merger Proposal to also vote "for" these three advisory proposals. We believe these provisions are necessary to adequately address the needs of Trinseo PLC following the Merger.

Description of Distributable Profits

Under Irish law, Trinseo PLC may only pay dividends, make other distributions and, generally, effect share repurchases and redemptions from "distributable profits" shown in Trinseo PLC's unconsolidated financial statements prepared in accordance with the Irish Companies Act and filed with the Irish Companies Registration Office.

Immediately following the Merger, Trinseo PLC will not have any distributable profits of its own. Accordingly, you are being asked to approve the Distributable Profits Proposal (Proposal 5), to enable, subject to the effectiveness of the Merger, the creation of distributable profits of Trinseo PLC under Irish law by reducing the entire share premium of Trinseo PLC as created by the Merger (or such lesser amount as may be approved by the Trinseo PLC Board). Trinseo PLC must also seek approval from the Irish High Court.

The Trinseo S.A. Board recommends that Trinseo S.A. shareholders vote for the Distributable Profits Proposal, though it is not a condition to the Merger. If the Distributable Profits Proposal is not approved by Trinseo S.A. shareholders and the Irish High Court, Trinseo PLC will not be able to pay dividends, make other distributions and, generally, effect share repurchases and redemptions until such time as it has otherwise generated sufficient distributable profits from its operational activities following the Merger.

Recommendation of the Board

Our Board recommends that Trinseo S.A. shareholders vote "FOR" the Merger Proposal, "FOR" the Irish Constitution Proposal, "FOR" the Advisory Constitution Proposals and "FOR" the Distributable Profits Proposal.

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RISK FACTORS

Risk Factors

Before you decide how to vote, you should carefully consider the following risk factors related to the Merger, in addition to the other information contained in this Proxy Statement, including, without limitation, our Form 10-K and subsequent filings with the SEC.

Your rights as a Trinseo S.A. shareholder will change as a result of the Merger due to differences between Irish law and Luxembourg law.

Your rights as a Trinseo S.A. shareholder are currently governed by Luxembourg law and our Articles. Following the Merger, you will become a Trinseo PLC shareholder and your rights as a Trinseo PLC shareholder will be governed by Irish law and the Proposed Constitution. The legal system governing companies organized under Irish law differs from the legal system governing companies organized under Luxembourg law. As a result, while many of the principal attributes of Trinseo S.A. shares and Trinseo PLC shares will be similar under Luxembourg and Irish law, differences will exist, which, in some cases, may provide fewer protections for Trinseo PLC shareholders. We summarize your rights as a Trinseo PLC shareholder under "Description of Trinseo PLC shares" and provide a summary comparing your rights as a Trinseo S.A. shareholder and a Trinseo PLC shareholder under the heading "Comparison of Rights of Shareholders and Governance under the Articles to the Proposed Constitution" in Proposal 3.

Attempted takeovers of Trinseo PLC will be subject to the Irish Takeover Rules and will be under the supervisory jurisdiction of the Irish Takeover Panel.

Following the completion of the Merger, Trinseo PLC will be subject to the Irish Takeover Panel Act 1997, as amended, and the Irish Takeover Rules promulgated thereunder, which regulate the conduct of takeovers of, and certain other relevant transactions affecting, Irish public limited companies listed on certain stock exchanges, including the NYSE.

Under the Irish Takeover Rules, if an acquisition of Trinseo PLC shares were to increase the aggregate holding of the acquirer and its concert parties to a level that represents 30% or more of the voting rights of Trinseo PLC, the acquirer and, in certain circumstances, its concert parties would be required (except with the consent of the Irish Takeover Panel) to make an offer for the outstanding Trinseo PLC shares at a price not less than the highest price paid by the acquirer or its concert parties for Trinseo PLC shares during the previous 12 months. This requirement would also be triggered by an acquisition of Trinseo PLC shares by a person holding (together with its concert parties) Trinseo PLC shares that represent between 30% and 50% of the voting rights in the company if the effect of such acquisition were to increase that person's percentage of the voting rights by 0.05% within a 12-month period.

For a description of certain takeover provisions applicable to Trinseo PLC, see "Description of Trinseo PLC shares—Irish Takeover Rules" beginning on page 29.

Anti-takeover provisions in the Proposed Constitution could make an acquisition of Trinseo PLC more difficult, limit attempts by Trinseo PLC shareholders to replace or remove our directors and management team and limit the market price of Trinseo PLC shares.

The Proposed Constitution will contain provisions that may delay or prevent a change of control, discourage bids at a premium over the market price of Trinseo PLC shares and adversely affect the market price of Trinseo PLC shares and the voting and other rights of Trinseo PLC shareholders. These provisions include: (1) permitting the Trinseo PLC board of directors (the "Trinseo PLC Board") to issue preference shares without shareholder approval, with such rights, preferences and privileges as they may designate; (2) allowing the Trinseo PLC Board to adopt a shareholder rights plan upon such terms and conditions as it deems expedient; (3) establishing an advance notice procedure for shareholder proposals to be brought before the annual general meeting, including proposed nominations of persons for election to the Trinseo PLC Board; (4) permitting the Trinseo PLC Board or directors to fill vacancies on the Trinseo PLC Board in certain circumstances; and (5) imposing particular approvals and other requirements in relation to certain business combinations. For a description of certain takeover provisions applicable to Trinseo PLC, see "Description of Trinseo PLC shares—Irish Takeover Rules" beginning on page 29.

These provisions do not make Trinseo PLC immune from takeovers. However, these provisions may frustrate or prevent any attempts by shareholders to replace or remove the management team by making it more difficult for shareholders to replace members of the Trinseo PLC Board.

If the Distributable Profits Proposal is not approved by Trinseo S.A. shareholders and the Irish High Court, Trinseo PLC will not be able to pay dividends, make other distributions and, generally, effect share repurchases and redemptions until such time as it has otherwise generated sufficient distributable profits from its operational activities following the Merger.

Under Irish law, Trinseo PLC may only pay dividends, make other distributions and, generally, effect share repurchases and redemptions from "distributable profits" shown in Trinseo PLC's unconsolidated financial statements prepared in accordance with the Irish Companies Act and filed with the Irish Companies Registration Office.

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RISK FACTORS

Immediately following the Merger, Trinseo PLC will not have any distributable profits. Accordingly, you are being asked to approve the Distributable Profits Proposal, to enable, subject to the effectiveness of the Merger, the creation of distributable profits of Trinseo PLC under Irish law by reducing the entire share premium of Trinseo PLC (or such lesser amount as may be approved by the Trinseo PLC Board) resulting from the allotment and issuance of Trinseo PLC shares pursuant to the Merger, such that the reserve resulting from the cancellation of such share premium will be treated as distributable profits.

In addition to the approval of Trinseo S.A. shareholders, the Distributable Profits Proposal also requires the approval of the Irish High Court. If the Distributable Profits Proposal is approved by Trinseo S.A. shareholders prior to the Effective Date and the Merger becomes effective, Trinseo PLC intends to seek the approval of the Irish High Court for the Distributable Profits Proposal as soon as practicable following the Effective Date. Although Trinseo S.A. is not aware of any reason why the Irish High Court would not approve the Distributable Profits Proposal, such approval is a matter of judicial discretion and there is no guarantee that such approval will be forthcoming.

If the Distributable Profits Proposal is not approved by Trinseo S.A. shareholders and the Irish High Court, Trinseo PLC will not be able to pay dividends, make other distributions and, generally, effect share repurchases and redemptions until such time as it has otherwise generated sufficient distributable profits from its operational activities following the Merger.

We may choose to abandon or delay the Merger. In addition, we may not be able to receive the requisite governmental approvals to consummate the Merger.

We currently expect to complete the Merger in October 2021. However, our Board may delay the Merger for a significant time or may abandon the Merger after the General Meeting and before the issuance of the Final Order because, among other reasons, of a determination by our Board that completing the Merger is no longer in our best interest or the best interests of Trinseo S.A. shareholders or may not result in the benefits we expect. Additionally, we may not be able to obtain the requisite court or other approvals. For further detail, see "Proposal 1: The Merger—Conditions to the Consummation of the Merger" and "Proposal 1: The Merger—Amendment, Termination or Delay."

If Trinseo PLC shares are not eligible for deposit and clearing within the facilities of DTC, then transactions in Trinseo PLC shares may be disrupted.

The facilities of DTC are a widely used mechanism that allow for rapid electronic transfers of securities between the participants in the DTC system, which include many large banks and brokerage firms.

Upon the completion of the Merger, Trinseo PLC shares will be eligible for deposit and clearing within the DTC system. We expect to enter into arrangements with DTC whereby Trinseo PLC will agree to indemnify DTC for any Irish stamp duty that may be assessed upon it as a result of its service as a depositary and clearing agency for Trinseo PLC shares. We expect that these actions, among others, will result in DTC agreeing to accept the shares for deposit and clearing within its facilities upon completion of the Merger.

DTC is not obligated to accept Trinseo PLC shares for deposit and clearing within its facilities at the closing of the Merger and, even if DTC does initially accept the Trinseo PLC shares, it will generally have discretion, as it currently has with regard to Trinseo S.A. shares, to cease to act as a depositary and clearing agency for the shares. If DTC determined prior to the completion of the Merger that Trinseo PLC shares are not eligible for clearance within the DTC system, then we would not expect to complete the transactions contemplated by this Proxy Statement in their current form. However, if DTC determined at any time after the completion of the Merger that Trinseo PLC shares were not eligible for continued deposit and clearance within its facilities, then we believe Trinseo PLC shares would not be eligible for continued listing on a U.S. securities exchange and trading in Trinseo PLC shares would be disrupted. Although we expect Trinseo PLC would pursue alternative arrangements to preserve its listing and maintain trading, any such disruption could have a material adverse effect on the trading price of Trinseo PLC shares.

Transfers of Trinseo PLC shares, other than by means of the transfer of book-entry interests in the DTC, may be subject to Irish stamp duty.

It is expected that for the majority of transfers of Trinseo PLC shares, no stamp duty should arise. Transfers of Trinseo PLC shares effected by means of the transfer of book-entry interests in DTC should not be subject to Irish stamp duty, subject to confirmation by the Irish Revenue Commissioners in advance of the Merger. However, if a shareholder holds their Trinseo PLC shares directly rather than beneficially through DTC, any transfer of the Trinseo PLC shares could be subject to Irish stamp duty (currently at the rate of 1% of the higher of the price paid or the market value of the shares acquired).

A Trinseo PLC shareholder who directly holds Trinseo PLC shares of record may transfer those shares into his or her own broker account to be held through DTC (or vice versa) and this should not give rise to Irish stamp duty provided that there is no change in the beneficial ownership of the shares as a result of the transfer and the transfer is not in contemplation of a sale of the shares by a beneficial owner to a third party.

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RISK FACTORS

Due to the potential Irish stamp duty charge on transfers of Trinseo PLC shares held outside DTC, those Trinseo S.A. shareholders who do not hold their Trinseo S.A. shares through DTC (or through a broker who in turn holds such shares through DTC) should, upon completion of the Merger, consider holding Trinseo PLC shares received by them through DTC.

For further detail, see "Material Tax Considerations Relating to the Merger—Material Irish Tax Considerations."

You should consult your personal tax advisors as to the tax consequences of disposing of Trinseo PLC shares received pursuant to the Merger.

Dividends you receive after the Merger may be subject to Irish dividend withholding tax ("DWT"), subject to exemptions.

As an Irish tax resident company, we may be required to deduct DWT (currently at the rate of 25%) from dividends paid on Trinseo PLC shares unless Trinseo PLC shareholders qualify for a DWT exemption. Trinseo PLC shareholders resident in the EU, and other countries with which Ireland has a tax treaty (which includes the United States) should generally be eligible for an exemption from DWT, provided that, in each case, they file a valid DWT Form with the Irish Revenue Commissioners. However, Trinseo PLC shareholders residing in other countries may be subject to DWT. For further detail, see "Material Tax Considerations Relating to the Merger—Material Irish Tax Considerations."

You should consult your personal tax advisors as to the tax consequences of receiving dividends on Trinseo PLC shares.

Trinseo PLC shares received by means of a gift or inheritance may be subject to Irish capital acquisitions tax ("CAT"), subject to any exemptions and reliefs.

CAT could apply to a gift or inheritance of Trinseo PLC shares irrespective of the place of residence, ordinary residence or domicile of the parties. This is because Trinseo PLC shares are regarded as property situated in Ireland as the share register of Trinseo PLC must be held in Ireland. The person who receives the gift or inheritance has primary liability for CAT. For further detail, see "Material Tax Considerations Relating to the Merger—Material Irish Tax Considerations."

We recommend that you consult your personal advisors to consider your estate planning needs, including transfers of Trinseo PLC shares to family members and charitable organizations.

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MATERIAL TAX CONSIDERATIONS RELATING TO THE MERGER

Material Tax Considerations Relating to the Merger

Material U.S. Federal Income Tax Considerations

The following is a general discussion of the material U.S. federal income tax consequences of the Merger to U.S. Holders (as defined below) of Trinseo S.A. shares, and of the subsequent ownership and disposition of Trinseo PLC shares received by such U.S. Holders in the Merger. This discussion does not address any U.S. federal income tax consequences of the Merger to non-U.S. Holders, except to the limited extent discussed below under "U.S. Federal Income Tax Consequences of the Merger to Trinseo S.A. Shareholders—Material Tax Consequences to Non-U.S. Holders".

This discussion is based on provisions of the Internal Revenue Code of 1986, as amended, the Treasury Regulations promulgated thereunder (whether final, temporary, or proposed), administrative rulings of the U.S. Internal Revenue Service (the "IRS"), and judicial decisions all as in effect on the date hereof, and all of which are subject to differing interpretations or change, possibly with retroactive effect. This discussion does not purport to be a complete analysis or listing of all potential U.S. federal income tax considerations that may apply to a U.S. Holder as a result of the Merger or as a result of the ownership and disposition of Trinseo PLC shares. In addition, this discussion does not address all aspects of U.S. federal income taxation that may be relevant to a particular U.S. Holders nor does it take into account the individual facts and circumstances of any particular U.S. Holders that may affect the U.S. federal income tax consequences to such U.S. Holder, and accordingly, is not intended to be, and should not be construed as, tax advice. This discussion does not address the U.S. federal 3.8% Medicare tax imposed on certain net investment income or any aspects of U.S. federal taxation other than those pertaining to the income tax (including any gift, estate or alternative minimum tax), nor does it address any tax consequences arising under any U.S. state and local tax laws. U.S. Holders should consult their own tax advisors regarding such tax consequences in light of their particular circumstances.

No ruling has been requested or will be obtained from the IRS regarding the U.S. federal income tax consequences of the Merger or any other related matter; thus, there can be no assurance that the IRS will not challenge the U.S. federal income tax treatment described below or that, if challenged, such treatment will be sustained by a court.

This summary is limited to considerations relevant to U.S. Holders that hold Trinseo S.A. shares, and, following consummation of the Merger, Trinseo PLC shares, as "capital assets" within the meaning of section 1221 of the Code (generally, property held for investment). This discussion does not address all aspects of U.S. federal income taxation that may be important to U.S. Holders in light of their individual circumstances, including U.S. Holders subject to special treatment under the U.S. tax laws, such as, for example:

  •
  banks or other financial institutions, underwriters, or insurance companies;

  •
  traders in securities who elect to apply a mark-to-market method of accounting;

  •
  real estate investment trusts and regulated investment companies;

  •
  tax-exempt organizations, qualified retirement plans, individual retirement accounts, or other tax-deferred accounts;

  •
  expatriates or former long-term residents of the United States;

  •
  partnerships or other pass-through entities or investors in such entities;

  •
  dealers or traders in securities, commodities or currencies;

  •
  grantor trusts;

  •
  U.S. Holders whose "functional currency" is not the U.S. dollar;

  •
  persons who received Trinseo S.A. shares or Trinseo PLC shares through the issuance of restricted stock under an equity incentive plan or through a tax-qualified retirement plan or otherwise as compensation;

  •
  persons who own (directly or through attribution) 10% or more (by vote or value) of the outstanding Trinseo S.A. shares, or, after the Merger, the outstanding Trinseo PLC shares; or

  •
  U.S. Holders holding Trinseo S.A. shares, or, after the Merger, Trinseo PLC shares, as a position in a "straddle," as part of a "synthetic security" or "hedge," as part of a "conversion transaction," or other integrated investment or risk reduction transaction.

As used in this Proxy Statement, the term "U.S. Holder" means a beneficial owner of Trinseo S.A. shares, and, after the Merger, Trinseo PLC shares received in the Merger, that is, for U.S. federal income tax purposes:

  •
  an individual who is a citizen or resident of the United States;

  •
  a corporation or other entity taxable as a corporation created or organized in or under the laws of the United States or any State thereof or the District of Columbia;

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MATERIAL TAX CONSIDERATIONS RELATING TO THE MERGER

  •
  an estate the income of which is subject to U.S. federal income tax regardless of its source; or

  •
  a trust (i) if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all substantial decisions of the trust, or (ii) that has a valid election in effect under applicable Treasury Regulations to be treated as a U.S. person for U.S. federal income tax purposes.

As used in this Proxy Statement, the term "non-U.S. Holder" means a beneficial owner of Trinseo S.A. shares, and, after the Merger, Trinseo PLC shares received in the Merger, other than a U.S. Holder or an entity or arrangement treated as a partnership for U.S. federal income tax purposes.

If a partnership, including for this purpose any entity or arrangement that is treated as a partnership for U.S. federal income tax purposes, is a beneficial owner of Trinseo S.A. shares, and, following consummation of the Merger, Trinseo PLC shares received in the Merger, the U.S. federal income tax treatment of a partner in such partnership generally will depend on the status of the partner and the activities of the partnership. A U.S. Holder that is a partnership and the partners in such partnership should consult their own tax advisors with regard to the U.S. federal income tax consequences of the Merger and the subsequent ownership and disposition of Trinseo PLC shares received in the Merger.

THIS SUMMARY DOES NOT PURPORT TO BE A COMPREHENSIVE ANALYSIS OR DESCRIPTION OF ALL POTENTIAL U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE MERGER. TRINSEO S.A. SHAREHOLDERS AND TRINSEO PLC SHAREHOLDERS SHOULD CONSULT WITH THEIR TAX ADVISORS REGARDING THE PARTICULAR TAX CONSEQUENCES TO THEM OF THE MERGER AND OF THE OWNERSHIP AND DISPOSITION OF TRINSEO PLC SHARES AFTER THE MERGER, INCLUDING THE APPLICABILITY AND EFFECTS OF U.S. FEDERAL, STATE, LOCAL, AND OTHER TAX LAWS.

U.S. Federal Income Tax Consequences of the Merger to Trinseo S.A. and Trinseo PLC

For U.S. federal income tax purposes, the Merger is intended to qualify as a "reorganization" within the meaning of Section 368(a)(1)(F) of the Code, i.e. a "mere change in identity, form, or place of organization of one corporation." Assuming that the Merger is treated as a reorganization under Section 368(a)(1)(F), neither Trinseo S.A. nor Trinseo PLC are expected to recognize any gain or loss for U.S. federal income tax purposes as a result of the Merger.

U.S. Federal Income Tax Consequences of the Merger to Trinseo S.A. Shareholders

Material Tax Consequences to U.S. Holders

Assuming that the Merger is treated as a reorganization under Section 368(a)(1)(F), (i) a U.S. Holder will not recognize any gain or loss as a result of the Merger, (ii) a U.S. Holder's adjusted tax basis in the Trinseo PLC shares received will be equal to the adjusted tax basis of the Trinseo S.A. shares exchanged therefor and (iii) the holding period of the Trinseo PLC shares received as a result of the exchange will include the holding period of Trinseo S.A. shares surrendered in the Merger.

Material Tax Consequences to Non-U.S. Holders

A non-U.S. holder generally will not be subject to U.S. federal income or withholding tax on gain realized, if any, on the exchange of Trinseo S.A. shares for Trinseo PLC shares in the Merger.

U.S. Federal Income Tax Consequences to U.S. Holders of the Ownership and Disposition of Trinseo PLC shares

The following discussion is a summary of certain material U.S. federal income tax consequences of the ownership and disposition of Trinseo PLC shares to U.S. Holders who receive such Trinseo PLC shares pursuant to the Merger.

Distributions on Trinseo PLC shares

The gross amount of any distribution on Trinseo PLC shares that is made out of Trinseo PLC's current or accumulated earnings and profits (as determined for U.S. federal income tax purposes) generally will be included in the gross income of a U.S. Holder as ordinary dividend income on the date such distribution is actually or constructively received by such U.S. Holder. Any such dividends paid to corporate U.S. Holders generally will not qualify for the dividends-received deduction that may otherwise be allowed under the Code. In general, the dividend income would be treated as foreign source, passive income for U.S. federal foreign tax credit limitation purposes.

Dividends received by non-corporate U.S. Holders (including individuals), subject to the discussion below under "—Passive Foreign Investment Company Status," from a "qualified foreign corporation" may be eligible for reduced rates of taxation, provided that certain holding period requirements and other conditions are satisfied. For these purposes, a non-U.S. corporation will be treated as a qualified foreign corporation with respect to dividends paid by that corporation on shares that are readily tradable on an established securities market in the United States. U.S. Treasury guidance indicates that shares listed on the NYSE (which the Trinseo PLC shares are expected to be) will be considered readily tradable on an established securities market in the United States. There can be no assurance that Trinseo PLC shares will be considered readily tradable on an established securities market in future years. Trinseo PLC will not

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MATERIAL TAX CONSIDERATIONS RELATING TO THE MERGER

constitute a qualified foreign corporation for purposes of these rules if it is a passive foreign investment company, or "PFIC," for the taxable year in which it pays a dividend or for the preceding taxable year. For further details, see the discussion below under "—Passive Foreign Investment Company Status."

The amount of any dividend paid in foreign currency will be the U.S. dollar value of the foreign currency distributed by Trinseo PLC, calculated by reference to the exchange rate in effect on the date the dividend is includible in the U.S. Holder's income, regardless of whether the payment is in fact converted into U.S. dollars on the date of receipt. Generally, a U.S. Holder should not recognize any foreign currency gain or loss if the foreign currency is converted into U.S. dollars on the date the payment is received. However, any gain or loss resulting from currency exchange fluctuations during the period from the date the U.S. Holder includes the dividend payment in income to the date such U.S. Holder actually converts the payment into U.S. dollars will be treated as ordinary income or loss. That currency exchange income or loss (if any) generally will be income or loss from U.S. sources for foreign tax credit limitation purposes.

To the extent that the amount of any distribution made by Trinseo PLC on Trinseo PLC shares exceeds Trinseo PLC's current and accumulated earnings and profits for a taxable year (as determined under U.S. federal income tax principles), the distribution will first be treated as a tax-free return of capital, causing a reduction in the adjusted basis of the U.S. Holder's Trinseo PLC shares, and to the extent the amount of the distribution exceeds the U.S. Holder's tax basis, the excess will be taxed as capital gain recognized on a sale or exchange as described below under "—Sale, Exchange, Redemption or Other Taxable Disposition of Trinseo PLC shares."

It is possible that Trinseo PLC is, or at some future time will be, at least 50% owned by U.S. persons. Dividends paid by a foreign corporation that is at least 50% owned by U.S. persons may be treated as U.S. source income (rather than foreign source income) for foreign tax credit purposes to the extent the foreign corporation has more than an insignificant amount of U.S. source income. The effect of this rule may be to treat a portion of any dividends paid by Trinseo PLC as U.S. source income. Treatment of the dividends as U.S. source income in whole or in part may limit a U.S. holder's ability to claim a foreign tax credit with respect to foreign taxes payable or deemed paid in respect of the dividends paid by Trinseo PLC or on other items of foreign source, passive income for U.S. federal foreign tax credit limitation purposes.

Sale, Exchange, Redemption or Other Taxable Disposition of Trinseo PLC shares

Subject to the discussion below under "—Passive Foreign Investment Company Status," a U.S. Holder generally will recognize gain or loss on any sale, exchange, redemption, or other taxable disposition of Trinseo PLC shares in an amount equal to the difference between the amount realized on the disposition and such U.S. Holder's adjusted tax basis in such Trinseo PLC shares. Any gain or loss recognized by a U.S. Holder on a taxable disposition of Trinseo PLC shares generally will be capital gain or loss and will be long-term capital gain or loss if the Trinseo PLC shareholder's holding period in such Trinseo PLC shares exceeds one year at the time of the disposition. Preferential tax rates may apply to long-term capital gains of non-corporate U.S. Holders (including individuals). The deductibility of capital losses is subject to limitations. Any gain or loss recognized by a U.S. Holder on the sale or exchange of Trinseo PLC shares generally will be treated as a U.S. source gain or loss.

Passive Foreign Investment Company Status ("PFIC")

Notwithstanding the foregoing, certain adverse U.S. federal income tax consequences could apply to a U.S. Holder if Trinseo PLC is treated as a PFIC for any taxable year during which such U.S. Holder holds Trinseo PLC shares. A non-U.S. corporation, such as Trinseo PLC, will be classified as a PFIC for U.S. federal income tax purposes for any taxable year in which, after the application of certain look-through rules, either (i) 75% or more of its gross income for such year is "passive income" (as defined in the relevant provisions of the Code) or (ii) 50% or more of the value of its assets (determined on the basis of a quarterly average) during such year consists of assets which produce or are held for the production of passive income. Passive income generally includes dividends, interest, royalties, rents, annuities, net gains from the sale or exchange of property producing such income and net foreign currency gains.

Trinseo PLC is not currently expected to be treated as a PFIC for U.S. federal income tax purposes, but this conclusion is a factual determination made annually and, thus, is subject to change. With certain exceptions, Trinseo PLC shares would be treated as stock in a PFIC with respect to a U.S. Holder if Trinseo PLC were a PFIC at any time during that U.S. Holder's holding period in such U.S. Holder's Trinseo PLC shares. There can be no assurance that Trinseo PLC will not be treated as a PFIC for any taxable year or at any time during a U.S. Holder's holding period.

If Trinseo PLC were to be treated as a PFIC, unless a U.S. Holder elects to be taxed annually on a mark-to-market basis with respect to its Trinseo PLC shares or the U.S. Holder makes an effective qualified electing fund election, gain realized on any sale or exchange of such Trinseo PLC shares and certain distributions received with respect to such Trinseo PLC shares could be subject to additional U.S. federal income taxes, plus an interest charge on certain taxes treated as having been deferred under the PFIC rules. In addition, dividends received with respect to Trinseo PLC shares would not constitute qualified dividend income eligible for preferential tax rates if Trinseo PLC is treated as a PFIC for the taxable year of the distribution or for its preceding taxable year. If a U.S. Holder makes an effective qualified electing fund election, or QEF Election, the U.S. Holder will be required to include in gross income each year, whether or not we make distributions, as capital gains, such U.S. Holder's pro rata share of Trinseo PLC's net capital gains and, as ordinary income, such U.S. Holder's pro rata share of our earnings in excess of Trinseo PLC's net capital gains. We do not currently intend to

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MATERIAL TAX CONSIDERATIONS RELATING TO THE MERGER

provide the information necessary for U.S. holders to make QEF Elections if we are treated as a PFIC for any taxable year. U.S. Holders should consult their own tax advisors regarding the application of the PFIC rules to their investment in Trinseo PLC shares.

Information Reporting and Backup Withholding

U.S. Holders that own at least five percent of the Trinseo S.A. shares (by vote or value) or Trinseo S.A. shares with a tax basis of $1,000,000 or more immediately before the Merger will be required to file certain Section 368(a) reorganization statements. Trinseo S.A. shareholders should consult their tax advisors about the other information reporting requirements that could be applicable to the exchange of Trinseo S.A. shares for Trinseo PLC shares in the Merger.

In general, information reporting requirements will apply to dividends received by U.S. Holders of Trinseo PLC shares, and the proceeds received on the disposition of Trinseo PLC shares effected within the United States (and, in certain cases, outside the United States), in each case, other than U.S. Holders that are exempt recipients (such as corporations). Backup withholding (currently at a rate of 24%) may apply to such amounts if the U.S. Holder fails to provide an accurate taxpayer identification number (generally on an IRS Form W-9 provided to the paying agent or the U.S. Holder's broker) or is otherwise subject to backup withholding.

Certain U.S. Holders holding specified foreign financial assets with an aggregate value in excess of the applicable dollar threshold are required to report information to the IRS relating to Trinseo PLC shares, subject to certain exceptions (including an exception for Trinseo PLC shares held in accounts maintained by U.S. financial institutions), by attaching a complete IRS Form 8938, Statement of Specified Foreign Financial Assets, with their tax return, for each year in which they hold Trinseo PLC shares. Such U.S. Holders should consult their own tax advisors regarding information reporting requirements relating to their ownership of Trinseo PLC shares.

Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules may be allowed as a refund or credit against a holder's U.S. federal income tax liability, if any, provided the required information is timely furnished to the IRS.

Material Irish Tax Considerations

Irish Tax Considerations

The following is a summary of the material Irish tax consequences of the Merger for certain beneficial owners of Trinseo S.A. shares in connection with the Merger, including the ownership and disposal of Trinseo PLC shares received by such holders pursuant to the Merger. This discussion is based on Irish tax laws and the practice of the Irish Revenue Commissioners in effect on the date of this Proxy Statement, all of which are subject to differing interpretations or change, possibly with retroactive effect. This summary does not purport to be a complete analysis or listing of all potential Irish tax considerations that may apply to a holder as a result of the Merger or as a result of the ownership and disposition of Trinseo PLC shares by a holder. In addition, this discussion does not address all aspects of Irish taxation that may be relevant to particular holders nor does it take into account the individual facts and circumstances of any particular holder that may affect the Irish tax consequences to such holder. Accordingly, this summary is not intended to be, and should not be construed as, tax advice. This discussion does not address Irish pay related social insurance, nor does it address any tax consequences specific to stock options, free shares or warrants. The summary is not exhaustive, and Trinseo S.A. shareholders should consult their tax advisors about the Irish tax consequences (and tax consequences under the laws of other relevant jurisdictions) of the transactions and of the acquisition, ownership and disposal of Trinseo PLC shares.

There can be no assurance that the Irish tax authorities will not challenge the Irish tax treatment described below or that, if challenged, such treatment will be sustained by a court.

The summary applies only to Trinseo S.A. shareholders who will own Trinseo PLC shares as capital assets and does not apply to other categories of Trinseo S.A. shareholders, such as dealers in securities, trustees, insurance companies, collective investment schemes, pension funds and Trinseo S.A. shareholders who have, or who are deemed to have, acquired their Trinseo PLC shares by virtue of an Irish office or employment (performed or carried on in Ireland).

Irish Capital Gains Tax ("CGT")

The rate of tax on chargeable gains (where applicable) in Ireland is 33%.

Non-resident Trinseo PLC shareholders

Trinseo PLC shareholders who are neither resident nor ordinarily resident in Ireland for Irish tax purposes and do not hold their Trinseo PLC shares in connection with a trade carried on by such Trinseo PLC shareholders through an Irish branch or agency will not be liable for Irish tax on chargeable gains realized on a subsequent disposal of their Trinseo PLC shares.

Trinseo S.A. shareholders who are neither resident nor ordinarily resident in Ireland for Irish tax purposes and do not hold their Trinseo S.A. shares in connection with a trade carried on by such Trinseo S.A. shareholders through an Irish branch or agency will not

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MATERIAL TAX CONSIDERATIONS RELATING TO THE MERGER

be liable for Irish tax on chargeable gains on the cancellation of their Trinseo S.A. shares, or on receipt of Trinseo PLC shares pursuant to the Merger.

Irish resident Trinseo PLC shareholders

The receipt by a Trinseo S.A. shareholder who is either resident or ordinarily resident in Ireland for Irish tax purposes or who holds their Trinseo S.A. shares in connection with a trade carried on in Ireland through a branch or agency of Trinseo PLC shares pursuant to the Merger will generally have the following consequences for such Trinseo S.A. shareholders.

The receipt of Trinseo PLC shares should be treated as a reconstruction for the purposes of Irish CGT. Accordingly, such Trinseo S.A. shareholders should not be treated as having made a disposal of their Trinseo S.A. shares for the purposes of Irish CGT to the extent that they receive Trinseo PLC shares. Instead, Trinseo PLC shares should be treated as the same asset as Trinseo S.A. shares in respect of which they are issued and treated as acquired at the same time and for the same acquisition cost as those Trinseo S.A. shares for Irish tax purposes. A chargeable gain or allowable loss should therefore only arise on a subsequent disposal of Trinseo PLC shares.

A subsequent disposal of Trinseo PLC shares by a Trinseo PLC shareholder who is resident or ordinarily resident in Ireland for Irish tax purposes or who holds his, her or its Trinseo PLC shares in connection with a trade carried on by such person through an Irish branch or agency will, subject to the availability of any exemptions and reliefs, generally be within the charge to Irish CGT.

A Trinseo PLC shareholder who is an individual and who is temporarily not resident in Ireland may, under Irish anti-avoidance legislation, still be liable to Irish tax on any chargeable gain realized upon a subsequent disposal of Trinseo PLC shares during the period in which such individual is a non-resident.

Stamp Duty

The rate of stamp duty (where applicable) on transfers of shares of Irish incorporated companies is 1% of the price paid or the market value of the shares acquired, whichever is greater. Where Irish stamp duty arises, it is generally a liability of the transferee.

No stamp duty will be payable on the Merger. Irish stamp duty may, depending upon the manner in which Trinseo PLC shares are held, be payable in respect of transfers of Trinseo PLC shares after the Merger.

Shares held through DTC

A transfer of Trinseo PLC shares effected by means of a transfer of book-entry interests in Trinseo PLC shares within the facilities of DTC will not be subject to Irish stamp duty, subject to confirmation from the Irish Revenue Commissioners in advance of the Merger.

Shares Held Directly and Shares Held Outside of DTC or Transferred Into or Out of DTC

A transfer of Trinseo PLC shares where any party to the transfer holds such shares directly (i.e., outside of DTC) may be subject to Irish stamp duty. Shareholders wishing to transfer their shares into (or out of) DTC may do so provided that:

  •
  there is no change in the beneficial ownership of such shares as a result of the transfer; and

  •
  the transfer into (or out of) DTC is not effected in contemplation of a sale of such shares by a beneficial owner to a third party.

Due to the potential Irish stamp charge on transfers of Trinseo PLC shares, it is strongly recommended that those Trinseo S.A. shareholders who do not hold their Trinseo S.A. shares through DTC should arrange for the transfer of their Trinseo S.A. shares into DTC as soon as possible and before the Merger is effected. It is also strongly recommended that any person who wishes to acquire Trinseo PLC shares after the Effective Date of the Merger acquires such Trinseo PLC shares through DTC.

Withholding Tax on Dividends

Distributions made by Trinseo PLC will, in the absence of one of many exemptions, be subject to Irish DWT currently at a rate of 20%.

For DWT purposes, a distribution includes any distribution that may be made by Trinseo PLC to Trinseo PLC shareholders, including cash dividends, non-cash dividends and additional stock taken in lieu of a cash dividend. Where an exemption does not apply in respect of a distribution made to a particular Trinseo PLC shareholder, Trinseo PLC is responsible for withholding DWT prior to making such distribution.

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MATERIAL TAX CONSIDERATIONS RELATING TO THE MERGER

General Exemptions

Irish domestic law provides that a non-Irish resident Trinseo PLC shareholder is not subject to DWT on dividends received from Trinseo PLC if such Trinseo PLC shareholder is beneficially entitled to the dividend and is either:

  •
  a person (not being a company) resident for tax purposes in a "relevant territory" (including the U.S.) and is neither resident nor ordinarily resident in Ireland (for a list of "relevant territories" for DWT purposes, please see Annex C to this Proxy Statement);

  •
  a company resident for tax purposes in a "relevant territory," provided such company is not under the control, whether directly or indirectly, of a person or persons who is or are resident in Ireland;

  •
  a company, wherever resident, that is controlled, directly or indirectly, by persons resident in a "relevant territory" and who is or are (as the case may be) not controlled by, directly or indirectly, persons who are not resident in a "relevant territory";

  •
  a company, wherever resident, whose principal class of shares (or those of its 75% direct or indirect parent) is substantially and regularly traded on a stock exchange in Ireland, on a recognized stock exchange in a "relevant territory" or on such other stock exchange approved by the Irish Minister for Finance; or

  •
  a company, wherever resident, that is wholly owned, directly or indirectly, by two or more companies where the principal class of shares of each of such companies is substantially and regularly traded on a stock exchange in Ireland, on a recognized stock exchange in a "relevant territory" or on such other stock exchange approved by the Irish Minister for Finance;

and provided, in all cases noted above Trinseo PLC or, in respect of Trinseo PLC shares held through DTC, any qualifying intermediary appointed by Trinseo PLC, has received from the Trinseo PLC shareholder, where required, the relevant Irish Revenue Commissioners DWT forms (the "DWT Forms") prior to the payment of the dividend. In practice, in order to ensure sufficient time to process the receipt of relevant DWT Forms, the Trinseo PLC shareholder where required should furnish the relevant DWT Forms to:

  •
  its broker (and the relevant information is further transmitted to any qualifying intermediary appointed by Trinseo PLC) before the record date for the dividend (or such later date before the dividend payment date as may be notified to the shareholder by the broker) if the Trinseo PLC shareholder holds Trinseo PLC shares through DTC; or

  •
  Trinseo PLC transfer agent at least seven business days before the record date for the dividend if Trinseo PLC shares are held directly.

Links to the various DWT Forms are available at: http://www.revenue.ie/en/tax/dwt/forms/index.html

The information on such website does not constitute a part of, and is not incorporated by reference into, this Proxy Statement.

Such forms are generally valid, subject to a change in circumstances, until December 31 of the fifth year after the year in which such forms were completed.

For non-Irish resident Trinseo PLC shareholders who cannot avail themselves of one of Ireland's domestic law exemptions from DWT, it may be possible for such Trinseo PLC shareholders to rely on the provisions of a double tax treaty to which Ireland is party to reduce the rate of DWT.

Trinseo PLC shares Held by Residents of "Relevant Territories"

Trinseo PLC shareholders who are residents of "relevant territories," must satisfy the conditions of one of the exemptions referred to above under the heading "—General Exemptions", including the requirement to furnish valid DWT forms, in order to receive dividends without suffering DWT. If such Trinseo PLC shareholders hold their Trinseo PLC shares through DTC, they must provide the appropriate DWT forms to their brokers (so that such brokers can further transmit the relevant information to a qualifying intermediary appointed by Trinseo PLC) before the record date for the dividend (or such later date before the dividend payment date as may be notified to the Trinseo PLC shareholder by the broker). If such Trinseo PLC shareholders hold their Trinseo PLC shares directly, they must provide the appropriate DWT forms to Trinseo PLC's transfer agent at least seven business days before the record date for the dividend. It is strongly recommended that such Trinseo PLC shareholders complete the appropriate DWT Forms and provide them to their brokers or Trinseo PLC's transfer agent, as the case may be, as soon as possible after receiving their Trinseo PLC shares.

If any Trinseo PLC shareholder who is resident in a "relevant territory" receives a dividend from which DWT has been withheld, the Trinseo PLC shareholder may be entitled to a refund of DWT from the Irish Revenue Commissioners provided the Trinseo PLC shareholder is beneficially entitled to the dividend.

Trinseo PLC shares Held by Residents of Ireland

Most Irish tax resident or ordinarily resident Trinseo PLC shareholders (other than Irish resident companies that have completed the appropriate DWT forms) will be subject to DWT in respect of dividends paid on their Trinseo PLC shares.

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MATERIAL TAX CONSIDERATIONS RELATING TO THE MERGER

Shareholders that are residents of Ireland, but are entitled to receive dividends without DWT, must complete the appropriate DWT Forms and provide them to their brokers (so that such brokers can further transmit the relevant information to a qualifying intermediary appointed by Trinseo PLC) before the record date for the dividend (or such later date before the dividend payment date as may be notified to the Trinseo PLC shareholder by the broker) (in the case of Trinseo PLC shares held through DTC), or to Trinseo PLC's transfer agent at least seven business days before the record date for the dividend (in the case of Trinseo PLC shares held directly).

Trinseo PLC shares Held by Other Persons

Trinseo PLC shareholders that do not fall within any of the categories specifically referred to above may nonetheless fall within other exemptions from DWT. If any Trinseo PLC shareholders are exempt from DWT, but receive dividends subject to DWT, such Trinseo PLC shareholders may apply for refunds of such DWT from the Irish Revenue Commissioners.

Trinseo PLC will rely on information received directly or indirectly from brokers and its transfer agent in determining where Trinseo PLC shareholders reside, whether they have provided the required DWT Forms.

Income Tax on Dividends Paid on Trinseo PLC shares

Irish income tax may arise for certain persons in respect of dividends received from Irish resident companies.

A Trinseo PLC shareholder that is not resident or ordinarily resident in Ireland and that is entitled to an exemption from DWT generally has no liability to Irish Income Tax or the universal social charge on a dividend from Trinseo PLC. An exception to this position may apply where such Trinseo PLC shareholder holds Trinseo PLC shares through a branch or agency in Ireland through which a trade is carried on.

A Trinseo PLC shareholder that is not resident or ordinarily resident in Ireland and that is not entitled to an exemption from DWT generally has no additional liability to Irish income tax or the universal social charge. An exception to this position may apply where the Trinseo PLC shareholder holds Trinseo PLC shares through a branch or agency in Ireland through which a trade is carried. The DWT deducted by Trinseo PLC discharges the liability to Irish income tax.

Irish resident or ordinarily resident Trinseo PLC shareholders may be subject to Irish tax and/or the universal social charge on dividends received from Trinseo PLC. Credit should be available against this Irish tax for any DWT declared by Trinseo PLC. Such Trinseo PLC shareholders should consult their own tax advisors.

Withholding Tax on Share Repurchases

It is anticipated that Irish DWT should not generally apply to payments made by Trinseo PLC on the redemption or repurchase of its own shares. This is because an Irish tax resident company that is a quoted company is not treated as making a distribution for Irish tax purposes on making payments to redeem, repay or repurchase its own shares, provided the redemption or repurchase does not form part of a scheme or arrangement the main purpose (or one of the main purposes of which) is to enable shareholders to participate in the profits of the company without receiving a dividend.

Capital Acquisitions Tax

Irish capital acquisitions tax ("CAT") is comprised of principally gift tax and inheritance tax. CAT could apply to a gift or inheritance of Trinseo PLC shares irrespective of the place of residence, ordinary residence or domicile of the parties. This is because Trinseo PLC shares are regarded as property situated in Ireland as the share register of Trinseo PLC must be held in Ireland. The person who receives the gift or inheritance has primary liability for CAT.

CAT is currently levied at a rate of 33% above certain tax-free thresholds. The appropriate tax-free threshold is dependent upon (i) the relationship between the donor and the donee and (ii) the aggregation of the values of previous gifts and inheritances received by the donee from persons within the same group threshold. Gifts and inheritances passing between spouses are exempt from CAT. Trinseo PLC shareholders should consult their own tax advisors as to whether CAT is creditable or deductible in computing any domestic tax liabilities.

Material Luxembourg Tax Considerations

The information set out below is a general summary of certain material Luxembourg tax consequences in connection with the Merger. This summary is not a comprehensive or complete description of all the Luxembourg tax considerations that may be relevant for a particular Trinseo S.A. shareholder and it does not address the tax consequences that may arise in any jurisdiction other than Luxembourg in connection with the Merger. For Luxembourg tax purposes, a Trinseo S.A. shareholder may include an individual who or an entity that does not have the legal title to the Trinseo S.A. shares, but to whom nevertheless Trinseo S.A. shares, or the income thereof, are attributed based either on such individual or entity holding a beneficial interest in Trinseo S.A. shares or based on specific statutory provisions.

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MATERIAL TAX CONSIDERATIONS RELATING TO THE MERGER

This summary is based on the tax laws of Luxembourg as in effect on the date of this Proxy Statement, including regulations, rulings and decisions of Luxembourg and its taxing and other authorities available in printed form on or before this date and now in effect, and as applied and interpreted by Luxembourg courts, without prejudice to any developments or amendments introduced at a later date and implemented with or without retroactive effect.

Any reference in this summary to Luxembourg or Luxembourg tax law are to the European part of the Grand Duchy of Luxembourg and its law, respectively, only.

As this summary is intended as general information only, Trinseo S.A. shareholders should consult their own tax advisors as to the Luxembourg or other tax consequences of the Merger, including the application to their particular situations of the tax considerations discussed below.

This summary does not address the tax consequences for any Trinseo S.A. shareholder:

  •
  who is an individual and for whom the income or capital gains derived from Trinseo S.A. shares are attributable to employment activities, the income from which is taxable in Luxembourg;

  •
  who has, or that has, a substantial shareholding (more than 10% in the share capital in Trinseo S.A. the Luxembourg Income Tax Law (Loi modifiée du 4 Décembre 1967 concernant l'impôt sur le revenue, "LITL");

  •
  that is an entity that is resident or deemed to be resident in Luxembourg and that is, in whole or in part, not subject to or exempt from Luxembourg corporate income tax (such as qualifying pension funds);

  •
  that is an entity for which the income and/or capital gains derived from the Trinseo S.A. shares are exempt under the participation exemption as set out in LITL;

  •
  that is an exempt Undertaking for Collective Investment in Transferable Securities (UCITS) governed by the Luxembourg Law of 17 December 2010 or Alternative Investment Funds (AIFs) within the meaning of the Luxembourg Law of 12 July 2013;

  •
  who is, or that is, not considered the beneficial owner of Trinseo S.A. shares and/or the income and/or capital gains derived from Trinseo S.A. shares.

Taxation of Exchange of Trinseo S.A. shares for Trinseo PLC shares pursuant to the Merger

Luxembourg Resident Trinseo S.A. Shareholders

A Trinseo S.A. shareholder who is resident or deemed to be resident in Luxembourg for purposes of Luxembourg taxation (a "Luxembourg Resident"), may be subject to Luxembourg corporate income tax and Luxembourg municipal business tax in respect of the exchange of Trinseo S.A. shares for Trinseo PLC shares pursuant to the Merger, depending on the tax regime applicable to such holder.

Non-Luxembourg Resident Trinseo S.A. Shareholders

A Trinseo S.A. shareholder who is not, nor deemed to be, a Luxembourg Resident, (a "Non-Luxembourg Resident") is generally not subject to Luxembourg income tax or Luxembourg corporate income tax (as applicable) in respect of the exchange of Trinseo S.A. shares for Trinseo PLC shares pursuant to the Merger, provided that:

  •
  in case of a Non-Luxembourg Resident that is an entity, such entity has held a shareholding representing more than 10% in the share capital of Trinseo S.A. for more than six months from the acquisition of the shareholding;

  •
  in case of a Non-Luxembourg Resident that is an entity, which holds a substantial shareholding of more than 10% for less than six months, such entity is a qualified tax resident in a jurisdiction with which Luxembourg has concluded a double tax treaty under which the right to tax gains from the alienation of movable property is attributable to the State of which the alienator is a resident;

  •
  such Non-Luxembourg Resident does not derive profits from an enterprise or deemed enterprise, whether as an entrepreneur or pursuant to a co-entitlement to the net worth of such enterprise (other than as an entrepreneur or a shareholder) which enterprise is, in whole or in part, carried on through a permanent establishment in Luxembourg and to which enterprise or part of an enterprise, as the case may be, the Trinseo S.A. shares are attributable or deemed attributable;

  •
  in case of a Non-Luxembourg Resident who is an individual, such individual does not derive income or capital gains from Trinseo S.A. shares, as the case may be, that are taxable as benefits from 'miscellaneous activities performed in Luxembourg', which include the performance of activities in respect of Trinseo S.A. shares, that exceed regular, active portfolio management and also includes benefits resulting from a lucrative interest;

  •
  in case of a Non-Luxembourg Resident who is an individual, such individual is not entitled to a share in the profits of an enterprise effectively managed in Luxembourg, other than by way of the holding of securities or through an employment relationship, to which enterprise Trinseo S.A. shares or payments in respect of Trinseo S.A. shares are attributable; and

  •
  in case of a Non-Luxembourg Resident that is an entity, such entity is neither entitled to a share in the profits of an enterprise nor co-entitled to the net worth of an enterprise effectively managed in Luxembourg, other than by way of the holding of securities, to which enterprise Trinseo S.A. shares or payments in respect of Trinseo S.A. shares are attributable.

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DESCRIPTION OF TRINSEO PLC SHARES

Description of Trinseo PLC Shares

The following description of the share capital of Trinseo PLC, including the Trinseo PLC ordinary shares to be issued in the Merger, is a summary. This summary does not purport to be complete and, along with the other statements in this section, is qualified in its entirety by reference to, and is subject to, the complete text of the Proposed Constitution that will be in effect on completion of the Merger, which will be substantially in the form filed as Annex B to this Proxy Statement. You are urged to read the Proposed Constitution and relevant provisions of the Irish Companies Act for a more complete understanding of the rights conferred by Trinseo PLC shares. The following summary is not a description of the Proposed Constitution currently in effect.

There are differences between our Articles and the Proposed Constitution. Certain provisions of Trinseo S.A.'s current Articles will not be replicated in the Proposed Constitution, and certain provisions that will be included in the Proposed Constitution are not in Trinseo S.A.'s current Articles. For further detail, see the section captioned "Comparison of Rights of Shareholders and Governance under the Articles to the Proposed Constitution" in Proposal 3, beginning on page 40.

Except where otherwise indicated, the description below reflects the Proposed Constitution as such document will be in effect as of the Effective Date.

Capital Structure

The rights of and restrictions applicable to the share capital of Trinseo PLC are prescribed in the Proposed Constitution, subject to the Irish Companies Act.

Authorized Share Capital

Trinseo PLC has an authorized share capital of US$50,000,000 and €25,000, comprised of 4,000,000,000 ordinary shares of US$0.01 each, 1,000,000,000 preferred shares of €0.01 each, and 25,000 deferred ordinary shares of €1.00 each.

The authorized share capital includes 25,000 deferred ordinary shares of €1.00 each, which were created solely to satisfy minimum statutory capital requirements that apply to all Irish public limited companies. The holders of the deferred ordinary shares are not entitled to receive any dividend or distribution, to attend, speak or vote at any general meeting, and effectively have no rights to participate in the assets of Trinseo PLC on a winding-up.

Immediately following completion of the Merger, Trinseo PLC will have an issued share capital comprising such number of Trinseo PLC ordinary shares as will be equal to the number of Trinseo S.A. ordinary shares issued immediately prior to completion of the Merger (excluding any treasury shares held by Trinseo S.A.), together with the 25,000 deferred ordinary shares. Each Trinseo PLC ordinary share will be entitled to one vote.

Under the Proposed Constitution, Trinseo PLC may issue new shares in Trinseo PLC up to its maximum authorized share capital. The authorized share capital may be increased or reduced by a resolution approved by a simple majority of the votes cast at a general meeting of shareholders of Trinseo PLC, referred to under Irish law as an "ordinary resolution".

Under Irish law, the directors of a company may issue new ordinary or preferred shares without shareholder approval once authorized to do so by the constitution or by an ordinary resolution adopted by the shareholders at a general meeting. The authorization may be granted for a maximum period of five years, at which point it must be renewed by the shareholders by an ordinary resolution. The Proposed Constitution authorizes the Trinseo PLC Board to allot shares in Trinseo PLC with an aggregate par value amount up to the maximum of its authorized but unissued share capital as at the date of adoption of the Proposed Constitution without approval from shareholders for a period of five years from the date of adoption of the Proposed Constitution.

Under the Proposed Constitution, the Trinseo PLC Board will be authorized to issue preferred shares with discretion as to the terms attaching to the preferred shares, including as to voting, dividend and conversion rights and priority relative to other classes of shares with respect to dividends and upon a liquidation. As described in the preceding paragraph, the authority to issue new shares in Trinseo PLC extends until five years from the date of the adoption of the Proposed Constitution, at which time it will expire unless renewed by Trinseo PLC's shareholders.

Notwithstanding this authority, under the Irish Takeover Rules (as defined below) the Trinseo PLC Board would not be permitted to issue any shares in Trinseo PLC, including ordinary or preferred shares, during a period when an offer has been made for Trinseo PLC or is believed to be imminent unless the issue falls within one of the exceptions described in the section below captioned "—Anti-Takeover Measures—Frustrating Action".

While Trinseo PLC does not have any current specific plans, arrangements or understandings, written or oral, to issue any preferred shares for any purpose, we are continually evaluating our financial position and analyzing the possible benefits of issuing additional debt securities, equity securities, convertible securities or a combination thereof in connection with, among other things: (i) repaying indebtedness; (ii) financing acquisitions; or (iii) strengthening our balance sheet. The availability of preferred shares gives us flexibility to

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DESCRIPTION OF TRINSEO PLC SHARES

respond to future capital raising, financing and acquisition needs and opportunities without the delay and expense associated with holding an extraordinary general meeting of Trinseo PLC's shareholders to obtain further approval.

Irish law does not recognize fractional shares held of record. Accordingly, the Proposed Constitution does not provide for the issuance of fractional shares, and our official Irish share register will not reflect any fractional shares.

Issued Share Capital

The Merger will result in each Trinseo S.A. ordinary share being cancelled and an equivalent number of Trinseo PLC ordinary shares being issued to the former Trinseo S.A. shareholders on a one-for-one basis.

In addition, 25,000 Trinseo PLC deferred ordinary shares will be held by MSFD Nominees Limited, to meet the Irish statutory minimum capital requirements of an Irish public limited company. The deferred ordinary shares will remain outstanding following the completion of the Merger and will continue to be held thereafter by MSFD Nominees Limited until redeemed at par or surrendered. These Trinseo PLC deferred ordinary shares (i) will not have any voting rights; (ii) will not entitle the holders thereof to any dividends or other distributions of Trinseo PLC; and (iii) will not entitle the holders thereof to participate in the surplus assets of Trinseo PLC on a winding-up beyond, in total, the nominal value of such Trinseo PLC deferred ordinary shares held (subject to the prior repayment of the amount paid-up on each of the Trinseo PLC shares plus an additional amount of $5,000,000 in cash per Trinseo PLC ordinary share). Accordingly, these Trinseo PLC deferred ordinary shares will not dilute the economic ownership of Trinseo PLC shareholders.

Under the Proposed Constitution, subject to the Irish Companies Act, the Trinseo PLC Board (or an authorized committee of the Trinseo PLC Board) is authorized to approve the allotment, issue, grant and disposal of, or otherwise deal with, shares, options, equity awards, rights over shares, warrants, other securities and derivatives (including unissued shares) in or of Trinseo PLC to such persons, at such times and on such terms as it thinks fit (including specifying the conditions of allotment of shares for the purposes of the Irish Companies Act).

Preemptive Rights

Under Irish law, certain statutory preemption rights apply automatically in favor of shareholders where shares are to be issued for cash. As permitted by Irish law, Trinseo PLC has opted to disapply these preemption rights in the Proposed Constitution, such that the Trinseo PLC Board will be authorized to allot shares of any class in Trinseo PLC with an aggregate par value amount up to the maximum of its authorized but unissued share capital as at the date of adoption of the Proposed Constitution without approval from Trinseo PLC's shareholders for a period of five years from the date of adoption of the Proposed Constitution.

Irish law requires this disapplication to be renewed at least every five years by 75% of the votes cast at a general meeting of shareholders, referred to under Irish law as a "special resolution". If the disapplication is not renewed, new equity shares in Trinseo PLC issued for cash must be offered to existing shareholders of Trinseo PLC on a pro rata basis to their existing shareholdings before the shares may be issued to any new shareholders.

Statutory preemption rights do not apply (i) where shares are issued for non-cash consideration (such as in a share-for-share acquisition); (ii) to the issue of non-equity shares (that is, shares that have the right to participate only up to a specified amount in any income or capital distribution); or (iii) where shares are issued pursuant to an employee stock option or similar equity plan.

Dividends

Under Irish law, Trinseo PLC will be able to declare dividends and make distributions only out of "distributable profits". Distributable profits are the accumulated realized profits of Trinseo PLC that have not previously been utilized in a distribution or capitalization less accumulated realized losses that have not previously been written off in a reduction or reorganization of capital, and include reserves created by way of a reduction of capital. In addition, no distribution or dividend may be paid or made by Trinseo PLC unless the net assets of Trinseo PLC are equal to, or exceed, the aggregate of Trinseo PLC's called-up share capital plus its undistributable reserves and the distribution does not reduce Trinseo PLC's net assets below such aggregate. Undistributable reserves include the undenominated capital, the capital redemption reserve fund and the amount by which Trinseo PLC's accumulated unrealized profits that have not previously been utilized by any capitalization exceed Trinseo PLC's accumulated unrealized losses that have not previously been written off in a reduction or reorganization of capital.

The determination as to whether Trinseo PLC has sufficient distributable profits to fund a dividend must be made by reference to its "relevant financial statements". The "relevant financial statements" will be either the last set of unconsolidated annual audited financial statements or other financial statements properly prepared in accordance with the Irish Companies Act, which give a "true and fair view" of Trinseo PLC's unconsolidated financial position and accord with accepted accounting practice and have been filed with the Irish Companies Registration Office.

The mechanism as to who declares a dividend and when a dividend becomes payable is governed by the Proposed Constitution. The Proposed Constitution authorizes the Trinseo PLC Board to declare interim dividends without approval from Trinseo PLC's shareholders if it considers that the financial position of Trinseo PLC justifies such payment. The Trinseo PLC Board may also

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DESCRIPTION OF TRINSEO PLC SHARES

recommend a dividend to be approved and declared by Trinseo PLC's shareholders at a general meeting. No dividend issued may exceed the amount recommended by the Trinseo PLC Board. The Proposed Constitution provides that dividends may be paid in cash, property or paid-up shares. Any cash payment may be made by check or warrant or sent by any electronic or other means of payment.

Except as otherwise provided by the rights attached to shares in Trinseo PLC, all shares in Trinseo PLC will carry a pro rata entitlement to the receipt of dividends. Unless provided for by the rights attached to shares in Trinseo PLC, no dividend or other monies payable by Trinseo PLC in respect of a share in Trinseo PLC shall bear interest.

If a dividend cannot be paid to a holder of shares in Trinseo PLC or otherwise remains unclaimed, the Trinseo PLC Board may pay it into a separate Trinseo PLC account and Trinseo PLC will not be a trustee in respect thereof. A dividend that remains unclaimed for a period of six years from the date of its declaration will be forfeited and will revert to Trinseo PLC.

Share Repurchases, Redemptions and Conversions

Repurchases and Redemptions

The Proposed Constitution provides that Trinseo PLC may purchase its own shares and redeem outstanding redeemable shares. Under the Irish law, shares can only be purchased or redeemed out of: (i) distributable profits; or (ii) the proceeds of a new issue of shares made for the purpose of the purchase or redemption.

Under the Irish Companies Act, a company may purchase its own shares either (i) "on-market" on a recognized stock exchange, which includes the NYSE; or (ii) "off-market" (i.e., otherwise than on a recognized stock exchange).

For Trinseo PLC to make "on-market" purchases of shares in Trinseo PLC, Trinseo PLC's shareholders must provide general authorization to Trinseo PLC to do so by way of an ordinary resolution. For so long as a general authority is in force, no additional shareholder authority for a particular "on-market" purchase is required. Such authority can be given for a maximum period of five years before it is required to be renewed and must specify: (i) the maximum number of shares that may be purchased; and (ii) the maximum and minimum prices that may be paid for the shares by specifying particular sums or providing a formula.

For an "off-market" purchase, the proposed purchase contract must be authorized by special resolution of the shareholders before the contract is entered into.

Separately, Trinseo PLC can redeem (as opposed to purchase) its redeemable shares once permitted to do so by the Proposed Constitution (without the requirement for additional shareholder authority). The Proposed Constitution provides that, unless the Trinseo PLC Board determines otherwise, any Trinseo PLC share that Trinseo PLC has agreed to acquire shall be automatically converted into a redeemable share. Accordingly, for purposes of the Irish Companies Act, unless the Trinseo PLC Board determines otherwise, the acquisition of Trinseo PLC shares by Trinseo PLC will technically be effected as a redemption of those Trinseo PLC shares. If the Proposed Constitution did not contain such provision, acquisitions of Trinseo PLC shares by Trinseo PLC would require to be effected as "on-market" or "off-market" purchases, as described above.

Repurchased and redeemed shares may be cancelled or held as treasury shares, provided that the par value of treasury shares held by Trinseo PLC at any time must not exceed 10% of the par value of Trinseo PLC's company capital (comprising the aggregate of all amounts of par value plus share premium paid for Trinseo PLC's shares plus certain other sums, which may be credited as such).

Trinseo PLC cannot exercise any rights in respect of any treasury shares. Treasury shares can either be held in treasury, re-issued "on-market" or "off-market" or cancelled. Depending on the circumstances of their acquisition, treasury shares may be held indefinitely or require to be cancelled after one or three years. The re-issue of treasury shares requires to be made pursuant to a valid and subsisting shareholder authority given by way of a special resolution.

Purchases by Subsidiaries

Under Irish law, a subsidiary of Trinseo PLC may purchase shares in Trinseo PLC either "on-market" or "off market," provided such purchases are authorized by Trinseo PLC's shareholders as outlined above. The redemption option is not available to a subsidiary of Trinseo PLC.

The number of shares in Trinseo PLC held by Trinseo PLC's subsidiaries at any time will count as treasury shares and will be included in any calculation of the 10% permitted treasury share threshold, as described above. While a subsidiary holds any of our shares, it cannot exercise voting rights in respect of those shares. The acquisition of our shares by a subsidiary must be funded out of distributable profits of the subsidiary.

Consolidation and Division; Subdivision

Under the Irish Companies Act, Trinseo PLC may, by ordinary resolution, consolidate and divide all or any of its share capital into shares of larger par value than its existing shares, or subdivide its shares into smaller amounts.

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DESCRIPTION OF TRINSEO PLC SHARES

Reduction of Share Capital

Trinseo PLC may reduce its share capital by way of a court approved procedure that also requires approval by special resolution of Trinseo PLC's shareholders at a general meeting.

Lien on Shares, Calls on Shares and Forfeiture of Shares

The Proposed Constitution provides that Trinseo PLC will have a first and paramount lien on every share that is not a fully paid-up share for an amount equal to the unpaid portion of such share. Subject to the terms of their allotment, directors may call for any unpaid amounts in respect of any shares in Trinseo PLC to be paid, and if payment is not made, the shares may be forfeited.

These provisions are customary in the constitution of an Irish public company limited by shares.

General Meetings of Shareholders

Trinseo PLC must hold its annual general meeting no more than nine months after its accounting year end (which is currently December 31).

In addition to any SEC mandated resolutions, the business of Trinseo PLC's annual general meeting is required to include: (a) the consideration of Trinseo PLC's statutory financial statements; (b) the review by shareholders of Trinseo PLC of Trinseo PLC's affairs; (c) the election and reelection of directors in accordance with the Proposed Constitution; (d) the appointment or reappointment of the Irish statutory auditors; (e) the authorization of the directors to approve the remuneration of the statutory auditors; and (f) the declaration of dividends (other than interim dividends).

The Proposed Constitution provides that the Trinseo PLC Board may convene general meetings of the Trinseo PLC's shareholders at any place they so designate. All general meetings, other than annual general meetings, are referred to as "extraordinary general meetings" at law.

If a general meeting is held outside Ireland, Trinseo PLC has a duty, at its expense, to make all necessary arrangements to ensure that Trinseo PLC's shareholders can by technological means participate in any such meeting without leaving Ireland.

The Proposed Constitution requires that notice of an annual general meeting of Trinseo PLC's shareholders must be delivered to the shareholders at least 21 clear days before the meeting. Shareholders must be notified of all general meetings (other than annual general meetings) at least 14 clear days prior to the meeting (provided that, in the case of an extraordinary general meeting for the passing of a special resolution, at least 21 clear days' notice is required). "Clear days" means calendar days and excludes (1) the date on which a notice is given, or a request received; and (2) the date of the meeting itself. The Company will continue to be bound by U.S. securities regulations governing notice & proxy statement delivery.

Calling Special Meetings of Shareholders

The Proposed Constitution provides that general meetings of shareholders may be called on the order of the Trinseo PLC board. Under Irish law, one or more shareholders representing at least 10% of the paid-up share capital of Trinseo PLC carrying voting rights have the right to requisition the holding of an extraordinary general meeting.

Serious Loss of Capital

If the directors of Trinseo PLC become aware that the assets of Trinseo PLC are half or less of the amount of Trinseo PLC's called-up share capital, the directors must convene an extraordinary general meeting of Trinseo PLC no later than 28 days after the earliest day on which that fact is known to a director (and the general meeting must be convened for a date not later than 56 days from that day). The meeting must be convened for the purpose of considering whether any, and if so what, measures should be taken to address the situation.

Quorum for Meetings of Shareholders

Under the Proposed Constitution, holders of at least a simple majority of the shares issued and entitled to vote at a general meeting constitute a quorum.

The necessary quorum at a separate general meeting of the holders of any class of shares is holders of at least a simple majority of that class of shares issued and entitled to vote.

Voting Rights

Under the Proposed Constitution, each Trinseo PLC shareholder is entitled to one vote for each Trinseo PLC share that they hold as of the record date for the meeting. A holder of the deferred ordinary shares is not entitled to a vote. No voting rights can be exercised in respect of any shares held as treasury shares, including shares held by subsidiaries.

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All resolutions at an annual general meeting or other general meeting will be decided on a poll.

On a poll every Trinseo PLC shareholder who is present, in person or by proxy, at the general meeting, is entitled to one vote for every Trinseo PLC share held by such Trinseo PLC shareholder.

On a separate general meeting of the holders of any class of shares, all votes will be taken on a poll and each holder of shares of the class will, on a poll, have one vote in respect of every share of that class held by such shareholder.

Under the Irish Companies Act and the Proposed Constitution, certain matters require "ordinary resolutions", which must be approved by at least a majority of the votes cast, in person or by proxy, by shareholders at a general meeting, and certain other matters require "special resolutions", which require the affirmative vote of at least 75% of the votes cast, in person or by proxy, by shareholders at a general meeting.

An ordinary resolution is needed (among other matters) to remove a director, provide, vary or renew the directors' authority to allot shares and to appoint directors (where appointment is by shareholders).

A special resolution is needed (among other matters) to: alter a company's constitution, exclude statutory preemptive rights on allotment of securities for cash (up to five years); reduce a company's share capital; re-register a public company as a private company (or vice versa); and approve a scheme of arrangement.

Cumulative voting is not recognized under Irish law.

Variation of Rights Attaching to a Class of Shares

Under the Proposed Constitution and the Irish Companies Act, any variation of class rights attaching to our issued shares must be approved by a special resolution of our shareholders of the affected class or with the consent in writing of the holders of three-quarters of all the votes of that class of shares.

Inspection of Books and Records

Generally, the register of Trinseo PLC's shareholders may be inspected during business hours (1) for free, by Trinseo PLC's shareholders; and (2) for a fee by any other person.

Documents may be copied for a fee.

The service contracts, if any, of Trinseo PLC's directors can be inspected by Trinseo PLC's shareholders without charge and during business hours. A "service contract" includes any contract under which such a director undertakes personally to provide services to the company or a subsidiary company, whether in that person's capacity as a director, an executive officer or otherwise. Service contracts with an unexpired term of less than three years are not required to be kept for inspection.

Trinseo PLC's shareholders have the right to receive a copy of the Proposed Constitution.

Trinseo PLC's shareholders may also inspect, without charge and during business hours, the minutes of meetings of the shareholders and obtain copies of the minutes for a fee.

In addition, the published annual statutory financial statements of Trinseo PLC are required to be available for Trinseo PLC's shareholders at a general meeting and a shareholder is entitled to a copy of these financial statements. Shareholders have a right to receive financial statements of subsidiaries that have previously been produced to an annual general meeting of such subsidiary in the preceding ten years. The auditors' report must be circulated to the Trinseo PLC's shareholders with the financial statements prepared in accordance with Irish law at least 21 days before the annual general meeting.

Under Irish law, the shareholders of a company do not have the right to inspect the corporate books of a subsidiary of that company.

Acquisitions

Shareholder Approval of Merger or Consolidation

Irish law recognizes the concept of a statutory merger in three situations: (1) a domestic merger where an Irish private limited company merges with another Irish company (not being a public limited company) under Part 9 of the Irish Companies Act; (2) a domestic merger where an Irish public limited company merges with another Irish company under Part 17 of the Irish Companies Act; and (3) a cross-border merger, where an Irish company merges with another company based in the European Economic Area ("EEA") under the European Communities (Cross-border Merger) Regulations 2008 of Ireland.

Under Irish law and subject to applicable U.S. securities laws and the NYSE's rules and regulations, where Trinseo PLC proposes to acquire another company, approval of Trinseo PLC's shareholders is not required, unless effected as a direct domestic merger or direct cross-border merger as referred to above.

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Under Irish law, where another company proposes to acquire Trinseo PLC, the requirement for the approval of Trinseo PLC's shareholders depends on the method of acquisition.

Schemes of Arrangement

Under Irish law, schemes of arrangement are arrangements or compromises between a company and any class of shareholders or creditors, and are used in certain types of reconstructions, amalgamations, capital reorganizations or takeovers (similar to a merger in the United States). Such arrangements require the approval of: (i) a majority in number of shareholders or creditors (as the case may be) representing 75% in value of the creditors or each class of creditors or shareholders or each class of shareholders present and voting either in person or by proxy at a special meeting convened by order of the court; and (ii) the Irish High Court.

Once approved by the requisite shareholder and creditor majority, sanctioned by the Irish High Court and becoming effective, all shareholders and/or, as the case may be, creditors of the relevant class are bound by the terms of the scheme. Dissenting shareholders and/or, as the case may be, creditors have the right to appear at the Irish High Court hearing and make representations in objection to the scheme.

Takeover Offer

The Irish Companies Act also provides that where (i) a takeover offer is made for shares, and (ii) following the offer, the offeror has acquired or contracted to acquire not less than 80% of the shares to which the offer relates, the offeror may require the other shareholders who did not accept the offer to transfer their shares on the terms of the offer.

A dissenting shareholder may object to the transfer on the basis that the offeror is not entitled to acquire its shares or to specify terms of acquisition different from those in the offer by applying to the court within 30 days of the date on which notice of the transfer was given. In the absence of fraud or oppression, and subject to strict compliance with the terms of the statute, the court is unlikely to order that the acquisition shall not take effect, but it may specify terms of the transfer that it finds appropriate.

A minority shareholder is also entitled in similar circumstances to require the offeror to acquire his or her shares on the terms of the offer.

Statutory Mergers

It is also possible for Trinseo PLC to be acquired by way of a domestic or cross-border statutory merger, as described above. Such mergers must be approved by a special resolution of shareholders. If the consideration being paid to shareholders is not all in the form of cash, dissenting shareholders may be entitled, in certain circumstances, to require that their shares be acquired for cash.

Related-Party Transactions

Trinseo PLC will be subject to the rules of the NYSE and the SEC regarding related-party transactions.

Under Irish law, certain transactions between Trinseo PLC and any director of Trinseo PLC are prohibited unless approved by Trinseo PLC's shareholders, such as loans, credit transactions and substantial property transactions. This prohibition extends to transactions with close personal relations and companies controlled by any such director.

Shareholder Suits

Under Irish law, the power to initiate a lawsuit on behalf of the company is generally a matter for its board of directors, and shareholders' rights to initiate a derivative lawsuit on behalf of the company are limited.

The central question at issue in deciding whether a shareholder may be entitled to bring a derivative action is whether, unless the action is brought, a wrong committed against the company would go unredressed.

The principal case law in Ireland indicates that to bring a derivative action, a person must first establish a prima facie case: (a) that the company is entitled to the relief claimed; and (b) that the action falls within one of the five exceptions derived from case law, as follows: (1) where an ultra vires or illegal act is perpetrated; (2) where more than a bare majority is required to ratify the "wrong" complained of; (3) where the shareholders' personal rights are infringed; (4) where a fraud has been perpetrated upon a minority by those in control; or (5) where the justice of the case requires.

While Irish law only permits a shareholder to bring a derivative action and initiate a lawsuit on behalf of the company in limited circumstances, it does permit a shareholder whose name is on the register of shareholders of a company to apply for a court order where the company's affairs are being conducted or the powers of the company's directors are being exercised: (1) in a manner oppressive to him or her or any of the shareholders; or (2) in disregard of his or her or their interests as shareholders.

Oppression connotes conduct that is burdensome, harsh and wrongful. Furthermore, the oppression or the disregard of interests must result from either the conduct of the affairs of the company or the exercise of the powers of the directors.

This is a statutory remedy and an Irish court has wide discretion to make such order as it sees fit.

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Lawsuits brought by a shareholder on behalf of the company must be brought exclusively in the courts of Ireland when they are related to or in connection with a derivative claim, an alleged breach of fiduciary or other duty by a director, officer or employee of Trinseo PLC or any other claim against Trinseo PLC or its directors, officers and employees under Irish law or pursuant to the constitution.

Disclosure of Interests in Shares

The Schedule 13D and Schedule 13G reporting regime will continue to apply to Trinseo PLC as it will have its shares registered under Section 12 of the Exchange Act.

Under the Irish Companies Act, a person must notify us if, as a result of a transaction, the person will become interested in three percent or more of our voting shares, or if as a result of a transaction a person who was interested in three percent or more of our voting shares ceases to be so interested. Under the Irish Companies Act, an "interest" is broadly defined and includes direct and indirect holdings, beneficial interests and, in some cases, derivative interests. Furthermore, a person's interests are aggregated with the interests of related persons and entities (including controlled companies). Where a person is interested in three percent or more of our voting shares, the person must notify us of any alteration of his or her interest that brings his or her total holding through the nearest whole percentage number, whether an increase or a reduction. The relevant percentage figure is calculated by reference to the aggregate nominal value of the voting shares in which the shareholder is interested as a proportion of the entire nominal value of our issued share capital (or any such class of share capital in issue). Where the percentage level of the person's interest does not amount to a whole percentage, this figure is rounded down to the next whole number. We must be notified within five business days of the transaction or alteration of the shareholder's interests that gave rise to the notification requirement. If a person fails to comply with these notification requirements, the person's rights in respect of any of our shares it holds will not be enforceable, either directly or indirectly, by action or legal proceeding. However, such person may apply to the court to have the rights attaching to such shares reinstated.

In addition, Irish law provides that a company may, by notice in writing, require a person whom the company knows or reasonably believes to be or to have been within the three preceding years, interested in its issued voting share capital to: (1) confirm whether this is or is not the case; and (2) if this is the case, to give further information that it requires relating to his or her interest and any other interest in the company's shares of which he or she is aware.

The disclosure must be made within a reasonable period as specified in the relevant notice which may be as short as one or two days. If the recipient of the notice fails to respond within the reasonable time period specified in the notice, we may apply to the Irish High Court for an order directing that the affected shares be subject to certain restrictions, as prescribed by the Irish Companies Act, as follows: (1) any transfer of those shares or, in the case of unissued shares, any transfer of the right to be issued with shares and any issue of shares, shall be void; (2) no voting rights shall be exercisable in respect of those shares; (3) no further shares shall be issued in right of those shares or in pursuance of any offer made to the holder of those shares; and (4) no payment shall be made of any sums due from us on those shares, whether in respect of capital or otherwise.

The court may also order that shares subject to any of these restrictions be sold with the restrictions terminating upon the completion of the sale.

In the event we are in an offer period pursuant to the Irish Takeover Rules, accelerated disclosure provisions apply for persons holding an interest in our securities of one percent or more.

Irish Takeover Rules

Following the completion of the Merger, Trinseo PLC will be subject to the Irish Takeover Panel Act 1997, as amended, and the Irish Takeover Rules promulgated thereunder, or the Irish Takeover Rules, which regulate the conduct of takeovers of, and certain other relevant transactions affecting, Irish public limited companies listed on certain stock exchanges, including the NYSE. The Irish Takeover Rules are administered by the Irish Takeover Panel, which has supervisory jurisdiction over such transactions. Among other matters, the Irish Takeover Rules operate to ensure that no offer is frustrated or unfairly prejudiced and, in the case of multiple bidders, that there is a level playing field. For example, pursuant to the Irish Takeover Rules, the Trinseo PLC Board will not be permitted, without approval from Trinseo PLC's shareholders, to take certain actions that might frustrate an offer for Trinseo PLC once the Trinseo PLC Board has received an approach that may lead to an offer or has reason to believe an offer is, or may be, imminent.

A transaction in which a third party seeks to acquire 30% or more of our voting rights and any other acquisitions of our securities will be governed by the Irish Takeover Panel Act 1997, as amended, and the Irish Takeover Rules and will be regulated by the Irish Takeover Panel. The "General Principles" of the Irish Takeover Rules and certain important aspects of the Irish Takeover Rules are described below.

General Principles

The Irish Takeover Rules are built on the following General Principles which will apply to any transaction regulated by the Irish Takeover Panel: (1) in the event of an offer, all holders of securities of the target company must be afforded equivalent treatment and, if a person acquires control of a company, the other holders of securities must be protected; (2) the holders of securities in the target company must have sufficient time and information to enable them to reach a properly informed decision on the offer; where it advises the holders of

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securities, the board of directors of the target company must give its views on the effects of the implementation of the offer on employment, employment conditions and the locations of the target company's place of business; (3) a target company's board of directors must act in the interests of that company as a whole and must not deny the holders of securities the opportunity to decide on the merits of the offer; (4) false markets must not be created in the securities of the target company, the bidder or any other company concerned by the offer in such a way that the rise or fall of the prices of the securities becomes artificial and the normal functioning of the markets is distorted; (5) a bidder can only announce an offer after ensuring that he or she can fulfill in full the consideration offered, if such is offered, and after taking all reasonable measures to secure the implementation of any other type of consideration; (6) a target company may not be hindered in the conduct of its affairs longer than is reasonable by an offer for its securities; and (7) a "substantial acquisition" of securities, whether such acquisition is to be effected by one transaction or a series of transactions, shall take place only at an acceptable speed and shall be subject to adequate and timely disclosure.

Mandatory Bid

Under certain circumstances, a person who acquires shares, or other voting securities, of a company may be required under the Irish Takeover Rules to make a mandatory cash offer for the remaining outstanding voting securities in that company at a price not less than the highest price paid for the securities by the acquirer, or any parties acting in concert with the acquirer, during the previous 12 months. This mandatory bid requirement is triggered if an acquisition of securities would increase the aggregate holding of an acquirer, including the holdings of any parties acting in concert with the acquirer, to securities representing 30% or more of the voting rights in a company, unless the Irish Takeover Panel otherwise consents. An acquisition of securities by a person holding, together with its concert parties, securities representing between 30% and 50% of the voting rights in a company would also trigger the mandatory bid requirement if, after giving effect to the acquisition, the percentage of the voting rights held by that person, together with its concert parties, would increase by 0.05% within a 12-month period. Any person, excluding any parties acting in concert with the holder, holding securities representing more than 50% of the voting rights of a company is not subject to these mandatory offer requirements in purchasing additional securities.

Voluntary Bid; Requirements to Make a Cash Offer and Minimum Price Requirements

If a person makes a voluntary offer to acquire outstanding Trinseo PLC shares, the offer price must not be less than the highest price paid for Trinseo PLC shares by the bidder or its concert parties during the three-month period prior to the commencement of the offer period. The Irish Takeover Panel has the power to extend the "look back" period to 12 months if the Irish Takeover Panel, taking into account the General Principles, believes it is appropriate to do so.

If the bidder or any of its concert parties has acquired Trinseo PLC shares (1) during the 12-month period prior to the commencement of the offer period that represent more than 10% of the outstanding Trinseo PLC shares or (2) at any time after the commencement of the offer period, the offer must be in cash or accompanied by a full cash alternative and the price per Trinseo PLC share must not be less than the highest price paid by the bidder or its concert parties during, in the case of (1) above, the 12-month period prior to the commencement of the offer period or, in the case of (2) above, the offer period. The Irish Takeover Panel may apply this Rule to a bidder who, together with its concert parties, has acquired less than 10% of the total Trinseo PLC shares in the 12-month period prior to the commencement of the offer period if the Irish Takeover Panel, taking into account the General Principles, considers it just and proper to do so.

An offer period will generally commence from the date of the first announcement of the offer or proposed offer.

Substantial Acquisition Rules

The Irish Takeover Rules also contain rules governing substantial acquisitions of shares and other voting securities which restrict the speed at which a person may increase his or her holding of shares and rights over shares to an aggregate of between 15% and 30% of the voting rights of the company. Except in certain circumstances, an acquisition or series of acquisitions of shares or rights over shares representing 10% or more of the voting rights of the company is prohibited, if such acquisition(s), when aggregated with shares or rights already held, would result in the acquirer holding 15% or more but less than 30% of the voting rights of the company and such acquisitions are made within a period of seven days. These rules also require accelerated disclosure of acquisitions of shares or rights over shares relating to such holdings.

Rights of Dissenting Shareholders

Irish law does not generally provide for appraisal rights. However Irish law provides for dissenters' rights in certain situations, as described below: (1) under a takeover offer, an offeror which has acquired or contracted to acquire not less than 80% of the shares to which the offer relates may require the other shareholders who did not accept the offer to transfer their shares on the terms of the offer. Dissenting shareholders have the right to apply to the High Court of Ireland for relief; (2) a takeover scheme of arrangement which has been approved by the requisite shareholder majority and sanctioned by the High Court of Ireland will be binding on all shareholders. Dissenting shareholders have the right to appear at the High Court hearing and make representations in objection to the scheme; and

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(3) in the case of a domestic or cross-border statutory merger, if the consideration being paid to shareholders is not all in the form of cash, dissenting shareholders may, in certain circumstances, be entitled to require that their shares be acquired for cash.

Anti-Takeover Measures

Frustrating Action

Under the Irish Takeover Rules, the Trinseo PLC Board is not permitted to take any action that might frustrate an offer for our shares once the Trinseo PLC Board has received an approach that may lead to an offer or has reason to believe that such an offer is or may be imminent, subject to certain exceptions. Potentially frustrating actions such as (1) the issue of shares, options, restricted share units or convertible securities; (2) material acquisitions or disposals; (3) entering into contracts other than in the ordinary course of business; or (4) any action, other than seeking alternative offers, which may result in frustration of an offer, are prohibited during the course of an offer or at any earlier time during which the Trinseo PLC Board has reason to believe an offer is or may be imminent. Exceptions to this prohibition are available where: (a) the action is approved by our shareholders at a general meeting; or (b) the Irish Takeover Panel has given its consent, where: (i) it is satisfied the action would not constitute frustrating action; (ii) our shareholders holding more than 50% of the voting rights state in writing that they approve the proposed action and would vote in favor of it at a general meeting; (iii) the action is taken in accordance with a contract entered into prior to the announcement of the offer, or any earlier time at which the Board considered the offer to be imminent; or (iv) the decision to take such action was made before the announcement of the offer and either has been at least partially implemented or is in the ordinary course of business.

Shareholder Rights Plan

Although the Proposed Constitution allows the Trinseo PLC Board to adopt a shareholder rights plan and to grant rights to subscribe for Trinseo PLC ordinary shares or preferred shares thereunder, Trinseo S.A. currently has no intention of adopting a shareholder rights plan or issuing share purchase rights. Irish law does not expressly authorize or prohibit companies from issuing share purchase rights or adopting a shareholder rights plan as an anti-takeover measure. However, there is no directly relevant case law on the validity of such plans under Irish law. In addition, such a plan would be subject to the Irish Takeover Rules and the General Principles underlying the Irish Takeover Rules.

Subject to the Irish Takeover Rules and the terms of the Proposed Constitution and any related shareholder approvals, the Trinseo PLC Board also has power to issue any of our authorized and unissued shares on such terms and conditions as it may determine, and any such action should be taken in Trinseo PLC's best interests. It is possible, however, that the terms and conditions of any issue of preference shares could discourage a takeover or other transaction that holders of some or a majority of the Trinseo PLC shares believe to be in their best interests or in which holders might receive a premium for their shares over the then-market price of the shares.

Insider Dealing

The Irish Takeover Rules also provide that no person, other than the bidder, who is privy to confidential price-sensitive information concerning an offer made in respect of the acquisition of a company (or a class of securities) or a contemplated offer shall deal in relevant securities of the target during the period from the time at which such person first has reason to suppose that such an offer, or an approach with a view to such an offer being made, is contemplated to the time of (i) the announcement of such offer or approach; or (ii) the termination of discussions relating to such offer, whichever is earlier.

Corporate Governance

Under Irish law and the Proposed Constitution, the authority for the overall management of Trinseo PLC is vested in the Trinseo PLC Board. The Trinseo PLC Board may delegate any of its powers on such terms as it thinks fit in accordance with the Proposed Constitution and Irish law, although, the Trinseo PLC Board will remain responsible, as a matter of Irish law, for the proper management of the affairs of Trinseo PLC. The directors must ensure that any delegation is and remains appropriate and that an adequate system of control and supervision is in place.

The Trinseo PLC Board will have a standing audit committee, compensation committee, and nominating and governance committee. It is also the intention of Trinseo PLC to assume Trinseo S.A.'s existing code of business conduct and insider trading policy and to adopt governance guidelines in accordance with Irish law and the NYSE.

Directors

Number of Directors

The Proposed Constitution provides that the number of directors will be as the Trinseo PLC board may determine from time to time, at its discretion, but which shall not be less than three. Immediately following the completion of the Merger there will be the same number of directors on the Trinseo PLC Board that sit on the board of Trinseo S.A.

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Appointment of Directors

Directors are elected by ordinary resolution at general meetings, provided that, if there is a contested election (as provided for in the Proposed Constitution), each of the nominees shall be voted upon as a separate resolution and the nominees who shall be elected as directors shall be only those nominees (in number equal to the number of available positions) who receive the highest number of votes of all nominees in favor of their election or re-election.

Under the Proposed Constitution, shareholders have further notification requirements in addition to what is required under Irish law in order to bring a resolution before a meeting of shareholders. For further detail, see the section captioned "Comparison of Rights of Shareholders and Governance under the Articles to the Proposed Constitution—Proposing Resolutions at a General Meeting", beginning on page 49.

Election of Directors

Under the Proposed Constitution, starting with the annual general meeting to be held in 2022, any Director whose term expires at an annual general meeting shall stand for re-election at the annual general meeting. Notwithstanding that a Director might not be re-elected at a general meeting, such Director shall nevertheless hold office until the conclusion of that meeting.

Removal of Directors and Vacancies

Under Irish law and the Proposed Constitution, Trinseo PLC's shareholders have the power to remove a director without cause by simple majority resolution. At least 28 clear days' notice of the resolution is given to Trinseo PLC and the shareholder(s) comply with the relevant procedural requirements.

The power of removal is without prejudice to any claim for damages for breach of contract (e.g., employment contract) which the director may have against Trinseo PLC in respect of his or her removal.

Under Irish law, one or more shareholders representing at least 10% of the paid-up share capital of Trinseo PLC carrying voting rights have the right to requisition the holding of an extraordinary general meeting at which such a resolution to remove a director (and appoint a replacement) may be proposed.

The Proposed Constitution provides that vacancies in the board of directors may be filled by the Trinseo PLC Board.

Duration; Dissolution; Rights upon Liquidation

The duration of Trinseo PLC will be unlimited. Trinseo PLC may be dissolved and wound up at any time by way of a shareholders' voluntary winding up or a creditors' winding up. In the case of a shareholders' voluntary winding up, a special resolution of shareholders is required. Trinseo PLC may also be dissolved by way of court order on the application of a creditor, or by the Companies Registration Office as an enforcement measure if it has failed to file certain returns. Trinseo PLC may also be dissolved by the Director of Corporate Enforcement in Ireland where our affairs have been investigated by an inspector and it appears from the report or any information obtained by the Director of Corporate Enforcement that Trinseo PLC should be wound up.

Under the Proposed Constitution, if Trinseo PLC is wound up and the assets available for distribution among the shareholders of Trinseo PLC are insufficient to repay the whole of the paid-up or credited as paid-up share capital, those assets are required to be distributed so that, as nearly as may be, the losses are borne by the shareholders of Trinseo PLC in proportion to the capital paid-up or credited as paid-up at the commencement of the winding up on the shares in Trinseo PLC held by them respectively. If in a winding-up the assets available for distribution among the Trinseo PLC shareholders are more than sufficient to repay the whole of the share capital paid-up or credited as paid- up at the commencement of the winding-up, the excess is required to be distributed among the shareholders in proportion to the capital at the commencement of the winding-up paid- up or credited as paid-up on the said Trinseo PLC shares held by them respectively. The position described above is subject to any special terms and conditions applying to any class of shares.

No Liability for Further Calls or Assessments

The shares to be issued in connection with the Merger will be duly and validly issued and fully paid and non-assessable.

Transfer and Registration of Shares

Trinseo PLC will maintain a share register or otherwise cause a share register to be maintained. The registration in that register will be used to determine which Trinseo PLC shareholders are entitled to vote at meetings of Trinseo PLC shareholders. A Trinseo PLC shareholder who holds shares beneficially will not be the holder of record of such shares. Instead, the depository or other nominee will be the holder of record of those shares.

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Accordingly, a transfer of shares from a person who holds such shares beneficially to a person who also holds such shares beneficially through a depository or other nominee will not be registered in Trinseo PLC's official share register, as the depository or other nominee will remain the record holder of any such shares.

Under the Proposed Constitution, subject to the Irish Companies Act, certificated shares may be transferred upon surrender for cancellation of the share certificate(s) for the shares in question along with an instrument of transfer, duly executed, with such proof of authenticity of the signature as Trinseo PLC or its agents may reasonably require.

A written instrument of transfer is required under Irish law in order to register on Trinseo PLC's official share register any transfer of shares (i) from a person who holds such shares directly to any other person; (ii) from a person who holds such shares beneficially to a person who will hold such shares directly; or (iii) from a person who holds such shares beneficially to another person who will hold such shares beneficially where the transfer involves a change in the depository or other nominee that is the record owner of the transferred shares. An instrument of transfer is also required for a shareholder who directly holds shares to transfer those shares into his or her own broker account (or vice versa). Such instruments of transfer may give rise to Irish stamp duty, which must be paid prior to registration of the transfer on Trinseo PLC's official Irish share register. However, a shareholder who directly holds shares may transfer those shares into his or her own broker account (or vice versa) and this should not give rise to Irish stamp duty provided there is no change in the ultimate beneficial ownership of the shares as a result of the transfer and the transfer is not made in contemplation of a sale of the shares.

Any transfer of shares in Trinseo PLC that is subject to Irish stamp duty will not be registered in the name of the transferee unless an instrument of transfer is duly stamped and provided to the Trinseo PLC transfer agent. Trinseo PLC, in its absolute discretion and insofar as the Irish Companies Act or any other applicable law permits, may, or may provide that a subsidiary of Trinseo PLC will, pay Irish stamp duty arising on a transfer of shares in Trinseo PLC on behalf of the transferee of such shares. If stamp duty resulting from the transfer of shares in Trinseo PLC which would otherwise be payable by the transferee is paid by Trinseo PLC or any of its subsidiaries on behalf of the transferee, then in those circumstances, Trinseo PLC will, on its behalf or on behalf of its subsidiary (as the case may be), be entitled to (i) seek reimbursement of the stamp duty from the transferee; (ii) set-off the stamp duty against any dividends payable to the transferee of those shares; and (iii) to the extent permitted by law claim a first and permanent lien on the shares on which stamp duty has been paid by Trinseo PLC or its subsidiary for the amount of stamp duty paid. Trinseo PLC's lien shall extend to all dividends paid on those shares. Parties to a share transfer may assume that any Irish stamp duty arising in respect of a transaction in Trinseo PLC shares has been paid unless one or both of such parties is otherwise notified by Trinseo PLC.

The Proposed Constitution delegates to Trinseo PLC's secretary, any assistant secretary or a relevant authorized delegate the authority to execute an instrument of transfer on behalf of a transferor.

To help ensure that our official share register is regularly updated to reflect trading of shares in Trinseo PLC occurring through electronic systems, Trinseo PLC intends to regularly produce such instruments of transfer as may be required to effect any transfers of registered interests in shares. These may involve transactions for which it pays stamp duty, subject to the reimbursement and set-off rights described above. In the event that Trinseo PLC notifies one or both of the parties to a share transfer that it believes stamp duty is required to be paid in connection with such transfer and that it will not pay such stamp duty, the parties may either themselves arrange for the execution of the required instrument of transfer (and may request a form of instrument of transfer from Trinseo PLC for this purpose) or request that Trinseo PLC execute an instrument of transfer on behalf of the transferring party in a form determined by Trinseo PLC. In either event, if the parties to the share transfer have the instrument of transfer duly stamped (to the extent required) and then provide it to Trinseo PLC's transfer agent, the transferee named therein will be registered as the registered holder of the relevant shares on Trinseo PLC's official share register (subject to the matters described below).

The registration of transfers may be suspended by our directors at such times and for such period, not exceeding in the whole 30 days in each year, as our directors may from time to time determine.

Indemnification of Directors and Officers

Subject to exceptions, Irish law does not permit a company to exempt a director or certain officers from, or indemnify a director against, liability in connection with any negligence, default, breach of duty or breach of trust by a director in relation to the company.

The exceptions allow a company to: (a) purchase and maintain directors and officers insurance against any liability attaching in connection with any negligence, default, breach of duty or breach of trust owed to the company; and (b) indemnify a director or such other officer against any liability incurred in defending proceedings, whether civil or criminal: (i) in which judgment is given in his or her favor or in which he or she is acquitted; or (ii) in respect of which an Irish court grants him or her relief from any such liability on the grounds that he or she acted honestly and reasonably and that, having regard to all the circumstances of the case, he or she ought fairly to be excused for the wrong concerned.

The Proposed Constitution includes a provision which entitles every director to be indemnified by Trinseo PLC (including by funding any expenditure incurred or to be incurred by him or her) against any loss or liability incurred in his or her capacity as a director to the fullest extent permitted by law. The Proposed Constitution provides that where a person is so indemnified, such indemnity may extend to all costs, losses, expenses and liabilities incurred by him or her. Any funds provided in compliance with Irish law to a director to meet any

33         2021 Proxy Statement

DESCRIPTION OF TRINSEO PLC SHARES

expenditure incurred by him or her in connection with defending himself or in an investigation of any negligence, default, breach of duty or breach of trust by him or her or otherwise, must be given on the basis of an undertaking from the director that the funds will be repaid if he or she is convicted, or judgment is given against him or her.

The Proposed Constitution also provides the Trinseo PLC Board with authority to purchase and maintain insurance at the expense of Trinseo PLC for the benefit of any person who is, or was at any time, a director or other officer or employee of the company or any associated company.

In addition to the provisions of the Proposed Constitution, it is common for a public limited company to enter into separate a deed of indemnity with a director or officer which essentially indemnifies the director or officer against claims brought by third parties to the fullest extent permitted under Irish law. Trinseo PLC intends to enter into such deeds of indemnity with each of its directors and officers. In addition, given the director indemnification limitations arising under Irish law, it is expected Trinseo PLC will procure that one or more of its subsidiaries will enter into indemnification agreements with each of the Trinseo PLC directors indemnifying them in respect of any liability incurred by them while acting as a director of Trinseo PLC.

Limitation on Director Liability

Subject to exceptions, as described above, Irish law does not permit a company to exempt any director or certain officers from any liability arising from negligence, default, breach of duty or breach of trust against the company. One of the exceptions is that an Irish company is permitted to purchase and maintain insurance for a director or executive officer of the company against any such liability.

Separately, in proceedings where negligence, default, breach of duty or breach of trust against a director has or may be established (or in anticipation of any such proceedings), an Irish court has the power to grant a director or other officer relief from liability on the grounds that he or she acted honestly and reasonably and that, having regard to all the circumstances of the case, he or she ought fairly to be excused for the wrong concerned.

2021 Proxy Statement         34

PROPOSAL 1

Proposal 1—The Merger

Trinseo S.A. shareholders are being asked to approve the Common Draft Terms and the Merger at the General Meeting. Upon the approval thereof, and assuming the other conditions to the Merger are satisfied or waived, Trinseo S.A. shareholders will receive an ordinary share of Trinseo PLC for every ordinary share of Trinseo S.A. that they then hold, on a one-for-one basis.

A cross-border merger of companies from different states within the EEA is governed by Directive 2005/56/EC on Cross-Border Mergers of Limited Liability Companies as repealed and codified by Chapter II, Title II of Directive 2017/1132/EU (the "Directive"), which provides a set of procedures for the merger of companies from different states within the EEA. Because the Merger comes within the scope of the Directive, it must comply with both the Irish Regulations and the relevant provisions of Luxembourg Law, which implemented the Directive in Ireland and Luxembourg, respectively. Although the Directive is binding with respect to the ends it must achieve, each EEA state has a degree of autonomy regarding the means with which it will implement the Directive domestically. Some differences therefore arise between the measures implementing the Directive across EEA jurisdictions, including between Ireland and Luxembourg.

The Merger is to be structured as a "merger by acquisition" under the Irish Regulations and as a "merger by absorption" by Luxembourg Law, the result of which is that all the assets of Trinseo S.A. will be acquired by Trinseo PLC by operation of law and all of the liabilities of Trinseo S.A. will be assumed by Trinseo PLC by operation of law, and Trinseo S.A. will be dissolved without going into liquidation.

Steps Required to Effect the Merger

General Meeting.    On June 14, 2021 we will hold the General Meeting to ask shareholders of record to approve the Common Draft Terms and entry into the Merger.

Luxembourg.

In connection with the Merger, the following steps will occur:

  •
  The Common Draft Terms will be published in the Luxembourg official gazette (RESA) at least one month before the General Meeting;

  •
  The convening notice to the General Meeting will be published with the RESA and with two Luxembourg newspapers and will be sent out by mail to the registered shareholder, directors and Company auditor;

  •
  As of publication of the convening notice all documents required by Luxembourg law will be made available, on a continuous basis, on the Company's website and at the registered office of Trinseo S.A. for inspection by the Trinseo S.A. shareholders;

After the Merger Proposal and resolution to enter into the Merger has been approved by Trinseo S.A. shareholders at the General

Meeting, the following steps must be taken in Luxembourg in order to effect the Merger:

  •
  The Luxembourg notary before whom the General Meeting is held will issue a pre-merger certificate attesting that all formalities required in Luxembourg in connection with the merger have been duly effected which shall be delivered to Trinseo PLC in accordance with Art. 1021-12(2) of the Luxembourg Law;

  •
  The Luxembourg notary will register and file the deed with the Luxembourg Trade and Company Register which will indicate that Trinseo S.A. is currently involved in a merger process.

  •
  Upon receipt of the Final Order, the Luxembourg Trade and Company Register will deregister Trinseo S.A. which will have ceased to exist as of the Effective Date.

Ireland.

In connection with the Merger, the following steps will occur:

  •
  The Common Draft Terms, as well as all other documents required by the Irish Regulations, will be notified to and filed with the Irish Companies Registration Office and will be made available at the registered office of Trinseo PLC in Ireland;

  •
  Such notice and filing will be published in two Irish national daily newspapers and the CRO Gazette;

  •
  Trinseo PLC shareholders will pass a resolution to approve the Common Draft Terms by special resolution under Irish law;

  •
  Application will be made to the Irish High Court for a pre-merger certificate; and

  •
  Subject to issuance of a pre-merger certificate by the Irish High Court and the issuance of a pre-merger certificate by a Luxembourg civil law notary, an application will be made to the Irish High Court for an order to confirm legal scrutiny of the Merger and to set the Effective Date. The hearing of this application will be advertised in Iris Oifigiúil, the international editions of The Financial Times and/or The Wall Street Journal and/or such other publications as the Irish High Court may prescribe. Trinseo S.A. shareholders may attend the approval hearing and make representations at such meeting.

Effectiveness.    If all of the conditions are satisfied or waived (and we do not abandon the Merger before obtaining the Final Order), the Merger will take effect at a time on the Effective Date. We currently anticipate the Merger will take place in October 2021. Once the Merger takes effect as provided for in the Irish Regulations, it may not be declared null and void and the Final Order, specifying the Effective Date, shall constitute conclusive evidence of the effectiveness of the Merger.

35         2021 Proxy Statement

PROPOSAL 1

In connection with the Merger, the following steps will occur by operation of law on the Effective Date:

1.
Trinseo S.A. will be merged with and into Trinseo PLC, with Trinseo PLC as the surviving entity and Trinseo S.A. will cease to exist upon consummation of the Merger;

2.
all assets and liabilities of Trinseo S.A. as at the Effective Date shall transfer to, and be assumed by Trinseo PLC by universal succession of title and by operation of law;

3.
the activities of the Trinseo S.A. business shall be continued by Trinseo PLC;

4.
each Trinseo S.A. shareholder (other than Trinseo S.A.) will receive an ordinary share of Trinseo PLC for every ordinary share of Trinseo S.A. that they then hold, on a one-for-one basis;

5.
in accordance with Luxembourg Law, all Trinseo S.A. treasury shares held by Trinseo S.A. will be canceled by operation of law;

6.
all legal proceedings pending by or against Trinseo S.A. will be continued with the substitution, for Trinseo S.A., of Trinseo PLC as a party; and

7.
contracts, agreements or instruments to which Trinseo S.A. is a party will by operation of law succeed to Trinseo S.A. and be construed and have effect as if Trinseo PLC had been a party thereto instead of Trinseo S.A., and Trinseo PLC will have the same rights and be subject to the same obligations to which Trinseo S.A. is subject to under such contracts, agreements or instruments.

8.
without prejudice to the foregoing, the consequences of the Merger set out in Regulation 19(1) of the Irish Regulations and Art 1021-17 of the Luxembourg Law shall apply to the Merger.

As a result of the Merger, Trinseo S.A. shareholders will become Trinseo PLC shareholders, and Trinseo S.A. will cease to exist.

After the Merger, you will own an interest in a company that will continue to conduct the same functions as conducted by Trinseo S.A. before the Merger. The number of Trinseo PLC shares you will own will be the same as the number of Trinseo S.A. shares you owned immediately before the Merger.

Your rights as a Trinseo S.A. shareholder are currently governed by Luxembourg law and our Articles. Following the Merger, you will become a Trinseo PLC shareholder and your rights as a Trinseo PLC shareholder will be governed by Irish law and the Proposed Constitution. The legal system governing companies organized under Irish law differs from the legal system governing companies organized under Luxembourg law. As a result, while many of the principal attributes of Trinseo S.A. shares and Trinseo PLC shares will be similar under Luxembourg and Irish law, differences will exist.

We discuss these differences in detail below under "Description of Trinseo PLC Shares" and "Comparison of Rights of Shareholders and Governance under the Articles to the Proposed Constitution" in Proposal 3.

Expert Reports

As required by the Directive, Trinseo S.A. and Trinseo PLC have each obtained a report from a local independent expert addressing certain matters as required by the Directive, including the experts' views as to whether the securities exchange ratio in the Merger is fair and reasonable. Each merging company will make its expert's report available to their respective shareholders at least one month before the meeting at which they will vote upon the Merger. For this purpose, as permitted by the Directive, Trinseo S.A. has retained PricewaterhouseCoopers, a Luxembourg co-operative company (Société Cooperative) as its independent expert, and Trinseo PLC has retained PricewaterhouseCoopers, a general irish partnership, as its independent expert. A copy of the experts' reports are available on Trinseo S.A.'s website at trinseo.com.

Reasons for the Merger

Our Board believes that giving effect to the Merger will be in the best interests of the Trinseo group and our shareholders. In arriving at this determination, our Board consulted with Trinseo S.A.'s management along with its legal and tax advisors and considered various factors in its deliberations. Our Board concluded that the Merger is likely to result in benefits to the Trinseo group and its shareholders, including, among other benefits, (i) simplifying regulatory requirements, (ii) increasing flexibility on capital deployment such as increased authority to issue new shares or repurchase shares, (iii) providing dividend withholding tax benefits to shareholders and (iv) providing the Trinseo group with operational efficiencies and reduction of its operating and administrative costs. The Merger will also complement the Company's proposed plan to create a global business services center in Ireland. If Trinseo S.A. shareholders approve this proposal, the Merger will effectively change Trinseo S.A.'s legal domicile from Luxembourg to Ireland and will result in other changes of a legal nature, the most significant of which are described under the caption "Comparison of Rights of Shareholders and Governance under the Articles to the Proposed Constitution" in Proposal 3.

We cannot assure you that the anticipated benefits of the Merger will be realized. In addition to the potential benefits described above, the Merger will expose us and you to some risks. These risks include the following:

  •
  your rights as a Trinseo S.A. shareholder will change as a result of the Merger due to differences between Irish law and Luxembourg law and certain differences between the organizational documents of Trinseo PLC and Trinseo S.A.;

  •
  we may choose to abandon or delay the Merger, which may create uncertainty with respect to the tax residency of Trinseo S.A.;

  •
  the transfer of Trinseo PLC shares after the Merger may be subject to Irish stamp duty, subject to any available exemptions and reliefs (for further detail, see "Material Tax Considerations Relating to the Merger—Material Irish Tax Considerations");

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PROPOSAL 1

  •
  dividends paid after the Merger may be subject to DWT in Ireland, subject to available exemptions for tax residents of the United States, any European Union member state (excluding Ireland) or a country that has signed a tax treaty with Ireland provided that, in each case, they file a valid DWT Form with the Irish Revenue Commissioners (for further detail, see "Material Tax Considerations Relating to the Merger—Material Irish Tax Considerations"); and

  •
  Irish capital acquisitions tax may apply to a gift or inheritance of Trinseo PLC shares after the Merger, subject to any available exemptions and reliefs. (for further detail, see "Material Tax Considerations Relating to the Merger—Material Irish Tax Considerations").

For further detail, see "Risk Factors."

Amendment, Termination or Delay

Subject to U.S. securities law, Irish law and Luxembourg law constraints, the Common Draft Terms may be amended, modified or supplemented at any time before or after its approval by Trinseo S.A. shareholders at the General Meeting. However, after approval of the Common Draft Terms by Trinseo S.A. shareholders, no amendment, modification or supplement to the Merger may be made or effected that legally requires further approval by Trinseo S.A. shareholders without obtaining such approval.

Our Board may terminate, abandon or delay the Merger, at any time before the issuance of the Final Order, without obtaining the approval of Trinseo S.A. shareholders, even though the Merger may have been approved by such Trinseo S.A. shareholders and all other conditions to the Merger may have been satisfied or waived.

Conditions to the Consummation of the Merger

The Merger will not be completed unless, among other things, the following conditions are satisfied or, if allowed by law, waived:

  •
  the Merger and the Common Draft Terms are approved by Trinseo S.A. shareholders and Trinseo PLC shareholders;

  •
  the issuance by a Luxembourg notary selected by Trinseo S.A. of the pre-merger certificate and delivery thereto to Trinseo PLC in accordance with Art. 1021-12(2) of the Luxembourg Law;

  •
  the Proposed Constitution is approved by the Trinseo PLC shareholders;

  •
  Trinseo PLC has undertaken certain share capital changes as contemplated by the Common Draft Terms;

  •
  Trinseo S.A. has submitted the Proxy Statement to the Irish High Court;

  •
  Trinseo PLC has advised the Irish High Court that, based on the Final Order, Trinseo PLC will rely upon the exemption from U.S. securities law registration available under Section 3(a)(10) of the Securities Act and it will not register Trinseo PLC shares under the Securities Act;
  •
  advertisements having been placed in the RESA in accordance with Luxembourg law and in such other publications as the Irish High Court orders to ensure that Trinseo S.A. has given Trinseo S.A. shareholders and its creditors prior notice of the hearing of the Irish High Court at which such court will consider the Merger for purposes of approval thereof; and

  •
  the Irish High Court has issued the Final Order.

U.S. Federal Securities Law Consequences

The issuance of Trinseo PLC shares to Trinseo S.A. shareholders in connection with the Merger will not be registered under the Securities Act. Section 3(a)(10) of the Securities Act exempts securities issued in exchange for one or more outstanding securities from the general requirement of registration where the terms and conditions of the issuance and exchange of such securities have been approved by any court of competent jurisdiction, after a hearing upon the fairness of the terms and conditions of the issuance and exchange at which all persons to whom such securities will be issued have a right to appear and to whom adequate notice of the hearing has been given. In determining whether it is appropriate to grant the Final Order confirming scrutiny of the legality of the Merger and setting the Effective Date, the Irish High Court will consider the fairness of the terms and conditions of the Merger to Trinseo S.A. shareholders, such that Trinseo PLC shares issued pursuant to the Merger will constitute an exempt issuance within the meaning of Section 3(a)(10) of the Securities Act.

Upon consummation of the Merger, Trinseo PLC shares will be deemed to be registered under Section 12(g) of the Exchange Act, by virtue of Rule 12g-3 under the Exchange Act, without the filing of any Exchange Act registration statement.

Effective Date and Time of the Merger

The Merger will take effect on the date and time prescribed in the Final Order confirming the scrutiny of the legality of the Merger and determining the fairness of the terms and conditions of the Merger to Trinseo S.A. shareholders and setting the Effective Date. The Final Order specifying the date of effectiveness of the Merger is conclusive evidence of the effectiveness of the Merger.

We intend to propose to the Irish High Court that the Merger take effect in October 2021. The determination of the Effective Date is entirely within the Irish High Court's discretion; however, we are not aware of any reason why it would not grant the requested date.

In the event the conditions to the Merger are not satisfied, the Merger may be abandoned or delayed, even after approval by Trinseo S.A. shareholders. In addition, until the issuance of the Final Order of the Irish High Court, the Merger may be abandoned or delayed by the Trinseo S.A. Board without obtaining the approval of Trinseo S.A. shareholders, even though the Merger may have been approved by such Trinseo S.A. shareholders and all other conditions to the Merger may have been satisfied or waived. For further detail, see "—Amendment, Termination or Delay."

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PROPOSAL 1

Management of Trinseo PLC

When the Merger is completed, the executives and directors of Trinseo S.A. immediately prior to completion of the Merger are expected to be the executives and directors of Trinseo PLC.

Interests of Certain Persons in the Merger

No person who has been a director or executive officer of Trinseo S.A., at any time since the beginning of the last fiscal year, or any associate of any such person, has any substantial interest in the Merger, except for any interest arising from his or her ownership of securities of Trinseo S.A., as the case may be. No such person is receiving any extra or special benefit not shared on a pro rata basis by all other Trinseo S.A. shareholders.

Regulatory Matters

Other than as disclosed in this Proxy Statement and the compliance with U.S. Federal and state securities laws and Luxembourg and Irish corporate law, we are not aware of any further governmental approvals or actions that are required to complete the Merger. We do not believe that any significant regulatory approvals will be required to effect the Merger.

No Action Required to Cancel Trinseo S.A. shares and Receive Trinseo PLC shares

Assuming the Merger becomes effective, Trinseo S.A. will cease to exist and fully paid-up, non-assessable Trinseo PLC shares will be issued to you without any further action on your part. All Trinseo PLC shares will be issued in uncertificated form. Our transfer agent, if you are a registered holder, or your bank or brokerage firm, if you hold your shares in "street name," will make an electronic entry in your name and your ownership of

Trinseo PLC shares will be reflected in your account, which you will be able to access in the same way as today.

Accounting Treatment of the Merger

Under U.S. GAAP, the Merger represents a transaction between entities under common control. Assets and liabilities transferred between entities under common control are accounted for at historical cost. Accordingly, the assets and liabilities of Trinseo PLC will be reflected at their carrying amounts in the accounts of Trinseo S.A. at the time of the Merger.

Effect of the Merger on SEC Filing Obligations and SEC Registrant Status

Upon completion of the Merger, we will remain subject to SEC as a successor to the reporting attributes of Trinseo S.A., and we will continue to report our consolidated financial results in U.S. dollars and in accordance with U.S. GAAP. As required by Irish law, in connection with annual general meetings of Trinseo PLC commencing with the 2022 annual general meeting, the Trinseo PLC Irish statutory accounts will also be made available to Trinseo PLC shareholders.

Required Vote

Approval of the Merger Proposal requires at least two-thirds of the votes validly cast in person or by proxy at the General Meeting, at which at least half of the outstanding shares are present or represented. Abstentions and broker non-votes will have no effect on the outcome of this proposal.

Recommendation of the Board

Our Board recommends that Trinseo S.A. shareholders vote "FOR" the Merger Proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR"
APPROVAL OF THE MERGER.

2021 Proxy Statement         38

PROPOSAL 2

Proposal 2—Amendment of the Company's Articles of Association

Our Board of Directors unanimously recommends that our shareholders approve an amendment to our Articles to increase the number of directors serving on the Company's Board of Directors. If this proposal is approved by shareholders, article 7.1.1 of the Articles will be amended and restated as follows:

  7.1.1    The Company shall be managed by the Board, which shall consist of a minimum of three (3) directors and a maximum ofthirteen (13)~~twelve (12)~~directors, (each a Director and together, the Directors).

The adoption of this proposed amendment to the Articles will allow the appointment of an additional director to the Board, who is nominated for election by shareholders at this meeting, which the Board believes is in the best interest of Company and its shareholders.

The Articles will be amended if the proposal is approved by shareholders representing two-thirds of the votes validly cast in person or by proxy at the General Meeting. Abstentions and broker non-votes will have no effect on the outcome of this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR"
APPROVAL OF THE AMENDMENT TO THE ARTICLES OF ASSOCIATION.

39         2021 Proxy Statement

PROPOSAL 3

Proposal 3—Advisory Approval of the Irish PLC Constitution

In connection with adoption of the Merger Proposal, Trinseo S.A. is asking its shareholders to approve, on a non-binding advisory basis, the Proposed Constitution by Trinseo PLC, in the form attached hereto as Annex B (the "Irish Constitution Proposal"). If the Merger Proposal is approved, the Proposed Constitution as set forth in Annex B will be in effect on the Effective Date. The Irish Constitution Proposal is conditioned on the approval of the Merger Proposal. Therefore, if the Merger Proposal is not approved, the Irish Constitution Proposal will have no effect, even if approved by Trinseo S.A. shareholders.

We are asking shareholders to vote on the Irish Constitution Proposal on an advisory basis, to allow shareholders the opportunity to vote for the Proposed Constitution separately from the Merger Proposal. We strongly encourage all shareholders that vote "for" the Merger Proposal to also vote "for" the Irish Constitution Proposal, to allow the Company to proceed with the Merger as intended and set forth in the Merger Proposal.

Comparison of Rights of Shareholders and Governance under the Articles to the Proposed Constitution

Your rights as a Trinseo S.A. shareholder are governed by the Luxembourg law and Trinseo S.A.'s Articles. As a result of the Merger, Trinseo S.A. will be dissolved without going into liquidation and Trinseo S.A. shareholders will become Trinseo PLC shareholders. The rights of Trinseo PLC shareholders will be governed by applicable Irish law, including the Irish Companies Act, and by the Proposed Constitution.

Many of the principal attributes of Trinseo S.A shares and Trinseo PLC shares will be similar. However, there are differences between the rights of Trinseo S.A. shareholders under Luxembourg law and the rights of Trinseo PLC shareholders under Irish law following the Merger. In addition, there are likely to be differences between the Articles and the Proposed Constitution as they will be in effect after the completion of the Merger.

These differences are more particularly described below, but the material differences are generally characterized as follows:

  •
  Trinseo S.A. is a Luxembourg public limited liability company, whereas Trinseo PLC will be an Irish public limited company.

  •
  Certain mandatory provisions under Luxembourg law that are not mandatory provisions of Irish law have not been included in the rights attaching to Trinseo PLC shares and the Proposed Constitution, and certain mandatory provisions under Irish law that are not mandatory provisions of Luxembourg law have been included in the rights attaching to Trinseo PLC shares and the Proposed Constitution.

  •
  Certain standard provisions under Irish law customarily applied to the rights attaching to shares and the constitutions of Irish companies have been included in the rights attaching to Trinseo PLC shares and the Proposed Constitution even if there is no Luxembourg law equivalent.

The following is a summary comparison of the rights of Trinseo S.A. shareholders under applicable Luxembourg law and the Articles and the rights such Trinseo S.A. shareholders will have as Trinseo PLC shareholders under the Irish Companies Act and the Proposed Constitution effective immediately following the Merger. The statements in this section are qualified in their entirety by reference to, and are subject to, the detailed provisions of the Articles and the Proposed Constitution as will be in effect after the Merger, substantially in the form attached as Annex B to this Proxy Statement. We encourage you to read those documents carefully. You are also urged to carefully read the relevant provisions of the Luxembourg Law and the Irish Companies Act for a more complete understanding of the differences between being a Trinseo S.A. shareholder and a Trinseo PLC shareholder. A consolidated version of the Irish Companies Act can be accessed online for free at https://www.lawreform.ie/.

2021 Proxy Statement         40

PROPOSAL 3

Provision	Trinseo S.A.	Trinseo PLC
Authorized and Issued Share Capital & Directors Authority to Allot Shares	The authorized share capital of the Company is up to USD $500,000,000 represented by 50,000,000,000 shares. The Company's current issued share capital amounts to USD 487,779.34 represented by 48,777,934 ordinary shares. Approximately 10.4 million ordinary shares are held in Treasury by Trinseo S.A. or a Luxembourg subsidiary. The Company has no preferred shares issued and outstanding. An extraordinary resolution of shareholders, taken before a Luxembourg notary, is required to increase the authorized share capital.

Luxembourg Law requires a shareholder vote to authorize the Board to issue any amount of its authorized share capital without preemptive rights (preferential subscription rights), for a period of up to 5 years. In June 2018, shareholders approved authority for the Board to increase its existing share capital up to 20% without pre-emptive rights and up to 100% with pre-emptive rights, until June 2023.

The authorized share capital of Trinseo PLC is US$50,000,000 and €25,000, comprised of 4,000,000,000 ordinary shares, par value US$0.01 per share, 1,000,000,000 preferred shares, par value US$0.01 per share, and 25,000 deferred ordinary shares, par value €1.00 per share. The deferred ordinary shares will have no voting or dividend rights from the Effective Date but are required under Irish law for capitalization purposes. Any proposed increase in the authorized share capital of an Irish company must be approved by ordinary resolution of shareholders in general meeting.

Under Irish law, the directors of a company may issue new ordinary or preferred shares without shareholder approval once authorized to do so by the constitution or by an ordinary resolution adopted by the shareholders at a general meeting. The Proposed Constitution authorizes the Trinseo PLC Board to issue shares of any class in Trinseo PLC, up to the amount of its authorized but unissued share capital, without shareholder approval for a period of five years from the date of adoption of such constitution. This authority must be renewed by the shareholders by ordinary resolution.

Under Irish law, statutory preemption rights apply automatically where shares are issued for cash. The Proposed Constitution will permit the Trinseo PLC Board to disapply statutory preemptive rights in any issuance of shares, for a period of five years. The disapplication of preemptive rights must be renewed by shareholders at least every five years by special resolution (75% of votes cast) at a general meeting of shareholders.

The Trinseo PLC Board will also be authorized to issue preferred shares with discretion as to the terms attaching to the preferred shares, including as to voting, dividend and conversion rights and priority relative to other classes of shares with respect to dividends and upon a liquidation.

Consolidation and Division	Trinseo S.A. may, by extraordinary resolution, consolidate and divide all or any of its share capital into shares of larger par value than its existing shares, or subdivide its shares into smaller amounts.	Trinseo PLC may, by ordinary resolution, consolidate and divide all or any of its share capital into shares of larger par value than its existing shares, or subdivide its shares into smaller amounts.

41         2021 Proxy Statement

PROPOSAL 3

Provision	Trinseo S.A.	Trinseo PLC
Pre-Emption Rights (Generally)	Under Luxembourg Law, shares to be subscribed for in cash must be offered on a preferential basis to the shareholders in proportion of the capital represented by their shares. The pre-emptive subscription rights may be excluded from application to specific share classes which have different rights to participate in distributions or in the assets in the event of liquidation. The articles may also provide that, where the subscribed capital of a company with several classes of shares is increased by issue of new shares of only one class, the pre-emptive subscription rights of the holders of shares of the other class may not be exercised until after the right has been exercised by the holders of the shares of the class in which the new shares are issued. The shareholders may, by extraordinary resolutions, limit or withdraw pre-emptive subscription rights or authorize the board of directors to do so, subject to observing the procedure set out in the Luxembourg Law.	Under Irish law, certain statutory preemption rights apply automatically in favor of shareholders where shares are to be issued for cash unless those rights are disapplied in the constitution of the company or by special resolution of its shareholders. Statutory preemption rights do not apply (i) where shares are issued for non-cash consideration (such as in a stock-for-stock acquisition); (ii) to the issue of non-equity shares (that is, shares that have the right to participate only up to a specified amount in any income or capital distribution); or (iii) where shares are issued pursuant to an employee stock option or similar equity plan.
Board of Directors, Election of Directors and Vacancies on the Board of Directors	Pursuant to the Luxembourg Law, the Board must be composed of at least three directors. They are appointed by the shareholders (by proposal of the board, the shareholders or a spontaneous candidacy) by a simple majority of the votes cast. The term of office pursuant to the Articles may not exceed the period separating the shareholders appointing the director and the succeeding annual general meeting of shareholders, but they may be re-elected.

Pursuant to the Articles, directors are elected by an ordinary resolution at a general meeting and a simple majority of votes validly cast on such resolution, provided that a quorum of 50% of the share capital of the company is present or represented. If the said quorum is not present, a second meeting may be convened with the same agenda at which Luxembourg law does not prescribe a quorum. The Articles provide that in case of a vacancy, the remaining board members may elect a director to provisionally fill the vacancy.

The Articles provide that vacancies due to resignation or otherwise may be filled on a temporary basis pursuant to the affirmative vote of a majority of the remaining directors. Such decision must be ratified by an ordinary resolution of the next general meeting.

The Irish Companies Act provides for a minimum of two directors on the board of a PLC. The Proposed Constitution provides that the number of directors will be as the Trinseo PLC board may determine from time to time, at its discretion, but which shall not be less than three.

Directors are elected on an individual basis by way of separate ordinary resolutions at a general meeting and a simple majority of votes validly cast on such resolution. Where the number of valid nominees exceeds the number of director seats to be filled (a contested election), each of the nominees shall be voted upon as a separate resolution and the nominees who shall be elected as directors shall be only those nominees (in number equal to the number of available positions) who receive the highest number of votes of all nominees in favor of their election or re-election.

The Proposed Constitution provides that the Trinseo PLC Directors have the power to appoint a person either to fill a vacancy or as an additional director. Under the Proposed Constitution, starting with the annual general meeting to be held in 2022, any Director whose term expires at an annual general meeting shall stand for re-election at the annual general meeting. Notwithstanding that a Director might not be re-elected at a general meeting, such Director shall nevertheless hold office until the conclusion of that meeting.

Removal of Directors	Pursuant to the Luxembourg Law, directors may be removed at any time with or without cause by ordinary resolution at a general meeting of shareholders adopted by a simple majority of the votes cast on such resolution.	Under Irish law and the Proposed Constitution, shareholders may remove a director without cause by ordinary resolution, provided that at least 28 clear days' notice of the resolution is given to Trinseo PLC and the shareholder(s) comply with the relevant procedural requirements.

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PROPOSAL 3

Provision	Trinseo S.A.	Trinseo PLC
Remuneration of Directors	Director's remuneration is set by the shareholders (save potentially for any remuneration paid out as salary to an employee director, which shall be approved by the board of directors). The amount of the fees granted in respect of the financial year to a director, and the amount of any commitments arising or entered into under the same conditions in respect of retirement pensions for former directors should be disclosed in the notes to the stand-alone accounts.	Under Irish law, Trinseo PLC is not required to prepare and submit to shareholders a directors' remuneration report or policy for a vote. Irish law requires, in the case of officers who are also considered directors under Irish law, that employment agreements with a guaranteed term of more than five years be subject to a prior approval of shareholders at a general meeting.
Quorum for Board Meetings	The Trinseo S.A. Board may only validly deliberate and act if a majority of the directors and the chairman of the Board are present or represented. If this quorum is not reached, a second Board meeting must be convened with the same agenda and such reconvened Board meeting may validly deliberate and act if a majority of its members are present or represented.	No business shall be transacted at any meeting of the Trinseo PLC Board unless a quorum is present. The quorum necessary for the transaction of the business of the Board may be fixed by the Board and unless so fixed shall be a majority of the Directors in office.

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PROPOSAL 3

Provision	Trinseo S.A.	Trinseo PLC
Duties of Directors	Under Luxembourg Law, the directors manage its affairs and have the power to take any action they consider necessary or useful to realize its corporate purpose, unless that action is reserved to the shareholders (e.g., approval of the annual accounts) by the Luxembourg Law or the articles of association of the company. The board of directors is thus a company's main decision-making body, and is in charge of determining the guidelines for its management and business development.

The directors represent the company, and must exercise their duties with as much care, diligence and skill as would be displayed by a reasonable director in the same circumstances. Although Luxembourg law, unlike common law jurisdictions, contains no such concept as "fiduciary duty" of directors, the directors must also act with loyalty, honesty and in good faith, for the company's exclusive benefit. Hence they must participate in board meetings and manage the company actively.

Luxembourg Law sets forth the main specific duties of a director as follows:

(a)    to prepare each year an inventory indicating the value of the company's assets and debts, with an annex summarizing all the commitments and debts of the company's officers, directors and statutory auditors;

(b)    to prepare the annual accounts (balance sheet, profit and loss account and annex);

(c)    to establish a report on the company's business (the Management Report), if required,

(d)    to submit the annual accounts, the consolidated accounts (if required by law), the Management Report and the report of the person responsible for auditing the company (if any) to the shareholders for approval, within six months after the end of the financial year; and

(e)    to file the approved annual accounts, the Management Report and the report drawn up by the statutory auditor(s) (in public limited liability companies) with the RESA within one month following their approval by the annual general meeting, and no later than seven months after the end of the financial year.

Under Irish law, a fiduciary relationship exists between the directors and the company. The Irish Companies Act sets out eight principal fiduciary duties for directors, which are derived from common law and equitable principles, as follows:

(a)    to act in good faith in what the director considers to be the interests of the company;

(b)    to act honestly and responsibly in relation to the conduct of the affairs of the company;

(c)    to act in accordance with the company's constitution and to exercise his or her powers only for the lawful purposes;

(d)    not to misuse the company's property, information and/or opportunity;

(e)    not to fetter their independent judgement.

(f)    to avoid conflicts of interest;

(g)    to exercise due care, skill and diligence; and

(h)    to have regard to the interests of the company's employees in general and its shareholders.

Additional statutory duties of directors include ensuring the maintenance of proper books of account, having annual statutory accounts prepared and audited, maintaining certain registers, making certain filings and disclosing personal interests in securities of, and transactions with, Trinseo PLC. Directors of public limited companies, such as Trinseo PLC also have a specific duty to ensure that the company secretary is a person with the requisite knowledge and experience to discharge the role.

Such duties are owed to the company (not to individual shareholders or third parties) and only the company may take an action for breach of duty against a director. On a liquidation, this power may be exercised by the liquidator. In limited situations, shareholders may be able to bring a derivative action on behalf of the company.

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PROPOSAL 3

Provision	Trinseo S.A.	Trinseo PLC
Conflict of Interest of Directors	If a director has a direct or indirect financial interest conflicting with that of the company in a transaction which is submitted for approval to the board of directors he or she must advise the board of such interest and cause a record of the statement to be included in the minutes of the meeting. Such director may not participate in deliberations and decision-making in relation to the transaction. Further, a special report must be made in relation to the relevant transaction and presented at the next general meeting, before any other resolution is put to vote. Where, because of conflict of interests, the number of directors required by the articles to decide and vote on the relevant matter is not reached, the board of directors may, unless otherwise provided for by the articles of association, decide to escalate the decision on that matter to the shareholders. The preceding rules do not apply where the decision of the board of the directors relates to ordinary business entered into under normal conditions.	As a matter of Irish law, a director is under a general fiduciary duty to avoid conflicts of interest. An Irish company is required to maintain a register of declared interests, which must be available for shareholder inspection. The Proposed Constitution provides that a director must declare any interest he or she may have in an existing or proposed contract, transaction or arrangement with Trinseo PLC at a meeting of the board of directors or otherwise provide notice to the board of directors, and that no director shall be prevented by his or her office from contracting with the company, provided that he or she has declared the nature of his or her interest in the contract or transaction and the contract or transaction has been approved by a majority of the disinterested directors.
Related Party Transactions	Luxembourg law does not prohibit related party transactions. However, a transaction between the company and one of its directors will be subject to the conflict of interest rules.	Under Irish law, certain transactions between Trinseo PLC and any director of Trinseo PLC are prohibited unless approved by the shareholders, such as loans, credit transactions and substantial property transactions. This prohibition extends to transactions with close personal relations and companies controlled by any such director.

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PROPOSAL 3

Provision	Trinseo S.A.	Trinseo PLC
Limited Liability and Indemnification of Directors	The Luxembourg Law provides that directors do not assume any personal obligations for commitments of the company. Directors are liable to the company for the performance of their duties as directors and for any misconduct in the management of the company's affairs. Directors are further jointly and severally liable both to the company and to any third parties for damages resulting from violations of the law or the articles of association of the company. Directors will only be discharged from such liability for violations to which they were not a party, provided no misconduct is attributable to them and they have reported such violations at the first general meeting after they had knowledge thereof. In addition, directors may under specific circumstances also be subject to criminal liability, such as in the case of an abuse of assets.

The Articles provide that the Company may indemnify directors and officers, past and present, to the fullest extent permitted by Luxembourg Law against liability and all expenses reasonably incurred or paid by him or her in connection with any claim, action, suit or proceeding in which he/she is involved by virtue of his being or having been a director or officer and against amounts paid or incurred by him or her in the settlement thereof, subject to certain exceptions.

Pursuant to the Proposed Constitution, a person who is or was a director, officer or executive of Trinseo PLC shall generally be entitled to be indemnified by Trinseo PLC against all costs, charges, losses, expenses and liabilities incurred by him or her in the execution and discharge of his duties or in relation thereto to the maximum extent permitted by Irish law.

The Irish Companies Act prescribes that any provision which purports to indemnify an officer of the company from liability for negligence or breach of duty is void. However, a director may be indemnified for such a breach of duty or negligence and the company permitted to pay the costs or discharge the liability of a director or the secretary where judgment is given in any civil or criminal action in respect of such costs or liability, or where an Irish court grants relief because the director or secretary acted honestly and reasonably and ought fairly to be excused. Any provision whereby an Irish company seeks to commit in advance to indemnify its directors or secretary over and above the limitations imposed by the Irish Companies Act will be void under Irish law. This restriction does not apply to Trinseo PLC's executives who are not directors or the secretary of Trinseo PLC.

Irish law permits a company to purchase and maintain insurance on behalf of its directors. Given the director indemnification limitations arising under Irish law, it is expected Trinseo PLC will procure that one or more of its subsidiaries will enter into indemnification agreements with each of the Trinseo PLC directors indemnifying them in respect of any liability incurred by them while acting as a director of Trinseo PLC.

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PROPOSAL 3

Provision	Trinseo S.A.	Trinseo PLC
Derivative Actions	Luxembourg law does not require shareholder approval before legal action may be initiated on behalf of the company. The board of directors has sole authority to decide whether to initiate legal action to enforce the company's rights (other than, in certain circumstances, in the case of an action against board members).

Under Luxembourg Law, minority shareholders may bring an action on behalf of the company against board members, provided that at the general meeting of shareholders which voted on the discharge of such board members, they held at least ten per cent. (10%) of the voting rights.

Indirect action can in principle be taken in the event of any failure or default (as opposed to a refusal) on the part of the corporate body (typically, the board of directors) responsible to take required action on behalf of the company to exercise or enforce the latter's rights.

Although it is clear that such a course of action is recognized in respect of third party creditors (exercising, in this case, the rights of the company itself on behalf of the company), it does not, in principle, apply to minority shareholders insofar as legal literature is reluctant to regard minority shareholders as creditors of the company (a qualifying condition for action).

Under Irish law, the power to initiate a lawsuit on behalf of the company is generally a matter for the board of directors, and shareholders' rights to initiate a derivative lawsuit on behalf of the company are limited. A shareholder may generally be entitled to bring a derivative action is if a wrong committed against the company would go unredressed. The principal case law in Ireland indicates that to bring a derivative action, a person must first establish a prima facie case: (a) that the company is entitled to the relief claimed and (b) that the action falls within one of five exceptions derived from case law.

While Irish law only permits a shareholder to bring a derivative action and initiate a lawsuit on behalf of the company in limited circumstances, it does permit a shareholder whose name is on the register of shareholders of a company to apply for a court order where the company's affairs are being conducted or the powers of the company's directors are being exercised in a manner oppressive to him or her or any of the shareholders; or in disregard of his or her or their interests as shareholders. This is a statutory remedy and an Irish court has wide discretion to make such order as it sees fit (the usual remedy is the purchase or transfer of the shares of any shareholder).

Lawsuits brought by a shareholder on behalf of the company may be brought exclusively in the courts of Ireland when they are related to or in connection with a derivative claim, an alleged breach of fiduciary or other duty by a director, officer or employee of Trinseo PLC or any other claim against Trinseo PLC or its directors, officers and employees under Irish law or pursuant to the constitution.

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PROPOSAL 3

Provision	Trinseo S.A.	Trinseo PLC
Amendment of Governing Documents	Under the Luxembourg Law, amendments to Articles require an extraordinary general meeting of shareholders held in front of a public notary at which at least one half of the share capital is represented. Resolutions will be adopted if approved by at least two-thirds of the votes validly cast (unless otherwise mandatorily required by Luxembourg law). An increase of the commitments of the company's shareholders require the unanimous consent of the shareholders (and bondholders, if any).

The Articles provide that for any extraordinary resolutions to be considered at a general meeting the quorum shall be at least one half (50%) of the issued share capital of the Company. Any extraordinary resolution shall be adopted at a quorate general meeting (save as otherwise provided by mandatory law) by a two-thirds (2/3) majority of the votes validly cast on such resolution.

In very limited circumstances the Board may be authorized by the shareholders to amend the Articles, albeit always within the limits set forth by the shareholders. This is the case in the context of the Company's authorized share capital within which the Board is authorized to issue further shares or in the context of a share capital reduction and cancellation of shares. The Board is then authorized to appear in front of a notary public to record the capital increase or decrease and to amend the share capital set forth in the Articles.

Irish companies may alter their memorandum and articles of association only by the passing of a special resolution of shareholders. There are no special quorum requirements for such a meeting, outside of the usual quorum requirements that apply for general meetings.
Shareholder Meetings	Pursuant to the Luxembourg Law, at least one general meeting of shareholders must be held each year on the day and at the time indicated in the articles of association of the company. The purpose of such annual general meeting is to approve the annual accounts, allocate the results, proceed to statutory appointments and grant discharge to the directors. The annual general meeting must be held within six months of the end of each financial year.	An Irish company is required to hold an annual general meeting ("AGM") each year at intervals of no more than 15 months from the previous AGM and no later than 9 months after its accounting year end. The business of Trinseo PLC's annual general meeting is required to include: (a) the consideration of Trinseo PLC's statutory financial statements and reports of the directors and auditors thereon; (b) the review by shareholders of Trinseo PLC's affairs; (c) the election and re-election of Directors in in accordance with the Proposed Constitution; (d) the appointment or re-appointment of the statutory auditors; (e) the authorizing of the directors to approve the remuneration of the auditors; and (f) the declaration of dividends (other statutory than interim dividends). Shareholder meetings can be held outside Ireland so long as Trinseo PLC makes all necessary arrangements to ensure that shareholders can by technological means participate in any such meeting without leaving Ireland.

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PROPOSAL 3

Provision	Trinseo S.A.	Trinseo PLC
Calling of Special Meetings of Shareholders	Pursuant to Luxembourg Law, the board of directors is obliged to convene a general meeting so that it is held within a period of one month of the receipt of a written request of shareholders representing 10% of the issued capital. Such request must be in writing and indicate the agenda of the meeting.	Under Irish law, one or more shareholders representing at least 10% of the paid-up share capital of Trinseo PLC carrying voting rights have the right to requisition the holding of an extraordinary general meeting. The requisition notice must set out the objects of the meeting and be deposited at the registered office of the company. Upon receipt of any such valid requisition notice, the board of the PLC has 21 days to convene a meeting of shareholders to vote on or consider the matters set out in the requisition notice. This meeting must be held within two months of the deposit of the requisition notice (the "requisition date"). If the PLC board fails to convene the meeting within such 21 day period, the requisitionists, or any of them representing more than one half of the total voting rights of all of them, may themselves convene a meeting, which meeting must be held within three months of the requisition date.
Proposing Resolutions at a General Meeting	Shareholders holding at least 10% of the share capital of the company may request that one or more additional items be put on the agenda of any general meeting. This request shall be sent to the registered office by registered mail at least five days prior to the holding of the meeting.

Under the Articles, shareholders have further notification requirements in addition to what is required under Luxembourg Law in order to bring a resolution before a meeting of shareholders.

Shareholders do not have a general right under Irish law to put items on the agenda of a general meeting of Trinseo PLC (except as described above under "Calling of Special Meetings of Shareholders").

The Proposed Constitution sets out specific requirements that must be complied with where a shareholder proposes to bring any business before a general meeting of Trinseo PLC. Any such proposals will be required to be put to a general meeting only where they fully comply with all the notification and other requirements of the Proposed Constitution and Irish law.

For notices relating to the nomination of directors, shareholders must provide, among other things, all information required to be disclosed in a proxy statement soliciting proxies for the election of such nominee as a director in an election contest or that is otherwise required pursuant to Regulation 14A under the Exchange Act and the rules and regulations promulgated thereunder.

For notices relating to any other business, further information including a comprehensive description of the business desired to be brought before the meeting, the complete text of any proposed resolution and a declaration of any material interest in such business by shareholders and any associated persons are required.

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PROPOSAL 3

Provision	Trinseo S.A.	Trinseo PLC
Notice for General Meetings	The Articles require convening notices to be published at least 30 days before the date of the general shareholders meeting.	The Proposed Constitution requires that notice of an annual general meeting of shareholders must be delivered to the shareholders at least 21 clear days before the meeting. Shareholders must be notified of all general meetings (other than annual general meetings) at least 14 clear days prior to the meeting (provided that, in the case of an extraordinary general meeting for the passing of a special resolution, at least 21 clear days' notice is required). Notice periods for general meetings can be shortened if all shareholders entitled to attend and vote at the meeting agree to hold the meeting on short notice. The Company will continue to be bound by U.S. securities regulations governing notice & proxy statement delivery.
Quorum for General Meetings	Ordinary Resolutions: a quorum of at least 50% of the share capital present or represented is required. If said quorum is not met, a second meeting may be convened with the same agenda at which no quorum shall apply.

Extraordinary Resolutions: Pursuant to the Articles, for any extraordinary resolutions to be considered at a general meeting the quorum shall generally be at least one half (50%) of the issued share capital. If the said quorum is not present, a second meeting may be convened at which Luxembourg Law does not prescribe a quorum.

Under the Proposed Constitution, no business other than the appointment of a chairman shall be transacted at any general meeting unless a quorum of members is present at the time when the meeting proceeds to business. Under the Proposed Constitution, holders of at least a simple majority of the shares issued and entitled to vote at a general meeting, constitute a quorum.
Serious Loss of Capital	When, after a loss, the net assets of the company are reduced to an amount lower than half of the share capital, the board of directors must convene a general meeting so that it is held no more than two months from the time when they ascertained the loss or should have ascertained it, and that meeting must resolve on the possible dissolution of the company and possibly any other measures included in the agenda.

The same rules must be observed when, after a loss, the net assets are reduced to an amount lower than one quarter of the share capital, except that in this case the company must be dissolved if this is approved by one quarter of the votes cast at the meeting.

If the directors of Trinseo PLC become aware that the assets of Trinseo PLC are half or less of the amount of Trinseo PLC's called-up share capital, the directors must convene an extraordinary general meeting of Trinseo PLC not later than 28 days after the earliest day on which that fact is known to a director (and the general meeting must be convened for a date not later than 56 days from that day). The meeting must be convened for the purpose of considering whether any, and if so what, measures should be taken to address the situation.

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PROPOSAL 3

Provision	Trinseo S.A.	Trinseo PLC
Voting Rights	The Articles provide that any ordinary resolutions shall be adopted by a simple majority of votes validly cast on such resolution with a quorum of at least 50% of the share capital present or represented.

The Articles provide that unless otherwise mandatorily required by law for any extraordinary resolutions to be considered at a general meeting. Any extraordinary resolution shall be adopted at a quorate general meeting (save as otherwise provided by mandatory law) at a two-thirds (2/3) majority of the votes validly cast on such resolution. Extraordinary Resolutions: extraordinary resolutions are required for any of the following matters: (a) an increase or decrease of the authorized or issued capital, (b) a limitation or exclusion of pre-emptive rights, (c) approval of a statutory merger or de-merger, (d) dissolution and (e) an amendment of the articles of association.

Irish law requires approval of certain matters by "special resolution" of the shareholders at a general meeting. A special resolution requires the approval of not less than 75% of the votes of shareholders cast at a general meeting at which a quorum is present. A special resolution is needed (among other matters) to alter a company's constitution, exclude statutory pre-emptive rights on allotment of securities for cash (up to five years), reduce a company's share capital and re-register a public company as a private company (or vice versa). Ordinary resolutions, by contrast, require a simple majority of the votes of shareholders cast at a general meeting at which a quorum is present. An ordinary resolution is needed (among other matters) to remove a director; provide, vary or renew the directors' authority to allot shares and to appoint directors (where appointment is by shareholders). Abstentions are not considered "votes."

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PROPOSAL 3

Provision	Trinseo S.A.	Trinseo PLC
Shareholder Approval of Business Combinations	Any type of business combination that would require an amendment to the articles of association, such as a merger, de-merger, consolidation, dissolution or voluntary liquidation, requires an extraordinary resolution of a general meeting of shareholders.

Transactions such as a sale, lease or exchange of substantial company assets require only the approval of the Board. Neither Luxembourg Law nor the Articles contain any provision specifically requiring the board of directors to obtain shareholder approval of the sale, lease or exchange of substantial assets of the Company.

Irish law recognizes the concept of a statutory merger for:

(1)    a domestic merger where an Irish private limited company merges with another Irish company (not a public limited company);

(2)    a domestic merger where an Irish public limited company merges with another Irish company; and

(3)    a cross-border merger, where an Irish company merges with another company based in the European Economic Area.

Under Irish law, where Trinseo PLC proposes to acquire another company, approval of Trinseo PLC's shareholders is not required, unless effected as a direct domestic merger or direct cross-border merger as referred to above. Under Irish law, where another company proposes to acquire Trinseo PLC, the requirement for the approval of Trinseo PLC's shareholders depends on the method of acquisition:

Schemes of Arrangement
Under Irish law, schemes of arrangement are arrangements or compromises between a company and any class of shareholders or creditors, and are used in certain types of reconstructions, amalgamations, capital reorganizations or takeovers (similar to a merger in the United States). Such arrangements involving shareholders only require the approval of: (i) a majority in number of shareholders representing 75% by value of shareholders (or each class thereof) present and voting either in person or by proxy at a special meeting convened by order of the court; and (ii) the Irish High Court.

Takeover Offers
The Irish Companies Act also provides that where (i) a takeover offer is made for shares, and (ii) following the offer, the offeror has acquired or contracted to acquire not less than 80% of the shares to which the offer relates, the offeror may require the other shareholders who did not accept the offer to transfer their shares on the terms of the offer.

Statutory Mergers
It is also possible for Trinseo PLC to be acquired by way of a domestic or cross-border statutory merger, as described above. Such mergers must be approved by a special resolution of shareholders.

Irish law does not generally require shareholder approval for a sale, lease or exchange of all or substantially all of a company's property and assets.

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PROPOSAL 3

Provision	Trinseo S.A.	Trinseo PLC
Shareholder Consent to Action Without a Meeting	A shareholder meeting must always be called if the matter to be considered requires a shareholder resolution under Luxembourg Law or the Articles.

Pursuant to Luxembourg law, shareholders of a public limited liability company may not take actions by written consent. All shareholder actions must be approved at an actual meeting of shareholders held before a notary public or under private seal, depending on the nature of the matter. Shareholders may vote by proxy.

Under the Proposed Constitution, shareholders may approve a resolution without a meeting if all shareholders sign the written resolution.
Distributions and Dividends	Pursuant to Luxembourg law, dividend distributions may be declared by (i) the shareholder at a general meeting or (ii) the Board in the case of interim dividends. The amount of distributions declared by the annual general meeting of shareholders shall include (i) the amount previously declared by the Board (i.e., the interim distributions for the year of which accounts are being approved), and if proposed (ii) the (new) distributions declared on the annual accounts. Interim dividend distributions may only be made if (i) the interim accounts, no older than two months, indicate sufficient funds available for distribution; (ii) the amount to be distributed may not exceed total net profits since the end of the preceding fiscal year; and (iii) a report of the statutory auditor addressed to the Board confirms that the above conditions have been met.	Under Irish law, dividends and distributions may only be made from profits available for distribution. In addition, under Irish law Trinseo PLC is not permitted to make a distribution or dividend unless its net assets are equal to, or in excess of, the aggregate of its called up share capital plus undistributable reserves and the distribution does not reduce the its net assets below such aggregate. Undistributable reserves includes a company's undenominated capital and the amount by which the company's accumulated unrealized profits, so far as not previously utilized by any capitalization, exceed its accumulated unrealized losses, so far as not previously written off in a reduction or reorganization of capital.

Distributable profits generally means accumulated realized profits less accumulated realized losses and includes reserves created by way of capital reduction. The Proposed Constitution authorizes the directors to declare and pay interim dividends without shareholder approval to the extent they appear justified by the profits of Trinseo PLC available for distribution. The Trinseo PLC Board may also recommend a dividend to be approved and declared by the shareholders by ordinary resolution at a general meeting. No dividend issued may exceed the amount recommended by the directors. Dividends may be declared and paid in cash by cheque or warrant or sent by any electronic or other means of payment.

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PROPOSAL 3

Provision	Trinseo S.A.	Trinseo PLC
Repurchases and Redemptions	The Company may repurchase its own shares subject to certain conditions set out in the Luxembourg Law and in particular, subject to the following conditions: (a) an authorization to acquire shares is approved by shareholders, which shall determine the terms and conditions of the proposed acquisition, the maximum number of shares to be acquired, the duration of the period for which the authorization is given and which may not exceed 5 years and, in the case of acquisition for value, the maximum and minimum consideration; (b) the acquisition must pass the "balance sheet test" provided by the Luxembourg Law; (c) only fully paid-up shares may be included in such transaction; and (d)equal treatment of shareholders who are in the same position is to be respected. Listed companies may repurchase their own shares on the stock exchange without an acquisition offer having to be made to the shareholders.

The Company must dispose of its acquired shares within 3 years of their acquisition, unless their nominal value does not exceed 10 percent of the subscribed capital. The voting rights attached to acquired shares are suspended and, if the shares are included in the assets shown in the balance sheet, a non-distributable reserve of the same amount must be created among the liabilities of the company. The Board may decide to suspend the economic rights attached to such shares. The shares are not taken into account for determining the quorum and majority conditions for general meetings.

The Proposed Constitution provides that Trinseo PLC may purchase its own shares and redeem outstanding redeemable shares. Under Irish law, shares can only be purchased or redeemed out of: (i) distributable profits; or (ii) the proceeds of a new issue of shares made for the purpose of the purchase or redemption. A company may purchase its own shares either (i) "on-market" on a recognized stock exchange, which includes NYSE; or (ii) "off-market" (i.e., otherwise than on a recognized stock exchange). To make "on-market" purchases of shares, shareholders must provide general authorization to the company to do so by way of an ordinary resolution. Such authority can be given for a maximum period of five years before it requires to be renewed and must specify: (i) the maximum number of shares that may be purchased; and (ii) the maximum and minimum prices that may be paid for the shares by specifying particular sums or providing a formula. For an "off-market" purchase, the proposed purchase contract must be authorized by special resolution of the shareholders before the contract is entered into.

Under the Proposed Constitution, the company can redeem (as opposed to purchase) its redeemable shares, without the requirement for additional shareholder authority. The Proposed Constitution provides that, unless the Trinseo PLC Board determines otherwise, any Trinseo PLC share that Trinseo PLC has agreed to acquire shall be automatically converted into a redeemable share. Repurchased and redeemed shares may be cancelled or held as treasury shares, provided that the par value of treasury shares held by Trinseo PLC at any time must not exceed 10% of the company capital of Trinseo PLC.

Reduction of Share Capital	The shareholders may reduce the share capital of the company by extraordinary resolution. The minimum capital requirements (e.g., share capital at least equal to EUR 30,000) must be respected at any time.	Trinseo PLC may, by special resolution, reduce its share capital by way of a court approved procedure that also requires approval by special resolution of Trinseo PLC's shareholders at a general meeting.

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PROPOSAL 3

Provision	Trinseo S.A.	Trinseo PLC
Regulation of Takeovers / Anti-takeover measures	The scope of application of the Luxembourg law provisions regarding takeovers and anti-takeover rules is limited to Luxembourg companies listed on a European regulated market. As a result, these rules do not apply to Trinseo S.A.	Takeover offers and certain other transactions in respect of Irish registered public companies listed on certain stock exchanges, including NYSE, are regulated by the Irish Takeover Panel Act 1997, Irish Takeover Rules 2014 (the "Irish Takeover Rules"). The Irish Takeover Rules are administered by the Irish Takeover Panel, which oversees the conduct of such transactions. Trinseo PLC, as an Irish registered public limited company, listed on NYSE is subject to the Irish Takeover Rules and the supervisory jurisdiction of the Irish Takeover Panel. Among other matters, the Irish Takeover Rules operate to ensure that no offer is frustrated or unfairly prejudiced and, in the case of multiple bidders, that there is a level playing field. For example, pursuant to the Irish Takeover Rules, the Trinseo PLC Board will not be permitted to take actions, without shareholder approval, which might result in the frustration of an offer, or potential offer, for the shares of Trinseo PLC once the Trinseo PLC Board has received an approach which might lead to an offer or has reason to believe that an offer is, or may be, imminent.

The Proposed Constitution provides the Trinseo PLC Board with the power to establish a rights plan and to grant rights to subscribe for ordinary or preferred shares in Trinseo PLC pursuant to a rights plan. Pursuant to the Irish Takeover Rules, the Trinseo PLC Board will not be permitted, without shareholder approval, to take certain actions that might frustrate an offer for Trinseo PLC once the Trinseo PLC Board has received an approach that may lead to an offer or has reason to believe an offer is, or may be, imminent. The adoption and operation of any rights plan will be subject to the Irish Takeover Rules, which may impact on when a plan can be adopted, or rights issued thereunder.

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Provision	Trinseo S.A.	Trinseo PLC
Rights on Liquidation	Under the Articles, the liquidators appointed by the shareholders at the opening of the company's liquidation shall have full power to realize the company's assets and pay its liabilities.

Once all the creditors of the company are paid, the liquidators will distribute the remaining proceeds to the company's shareholders on a pro-rata basis of their shareholding in the company.

Under the Proposed Constitution, if Trinseo PLC is wound up and the assets available for distribution among the shareholders of Trinseo PLC are insufficient to repay the whole of the paid-up or credited as paid-up share capital, those assets are required to be distributed so that, as nearly as may be, the losses are borne by the shareholders of Trinseo PLC in proportion to the capital paid-up or credited as paid-up at the commencement of the winding up on the shares in Trinseo PLC held by them respectively. If in a winding-up the assets available for distribution among the Trinseo PLC shareholders are more than sufficient to repay the whole of the share capital paid-up or credited as paid-up at the commencement of the winding-up, the excess is required to be distributed among the shareholders in proportion to the capital at the commencement of the winding-up paid-up or credited as paid-up on the said Trinseo PLC shares held by them respectively. The position described above is subject to any special terms and conditions applying to any class of shares.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR"
THE ADVISORY VOTE ON THE IRISH CONSTITUTION PROPOSAL.

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PROPOSAL 4

Proposal 4—Advisory Proposals Concerning the Proposed Constitution of Trinseo PLC

In connection with the Merger, Trinseo S.A. is asking its shareholders, on a non-binding advisory basis, to vote upon proposals to approve certain governance provisions contained in the Proposed Constitution. These votes are not required by Luxembourg or Irish law, but pursuant to SEC guidance, Trinseo S.A. is required to submit these provisions to its shareholders to allow shareholders the opportunity to present their views on important governance provisions. The shareholder votes regarding these proposals are advisory votes, and are not binding on Trinseo S.A., Trinseo PLC or their respective boards of directors.

Each of the Advisory Constitution Proposals A-C below will be voted on separately. These votes are not contingent on approval of the Irish Constitution Proposal. However, these proposals are conditioned on the approval of the Merger Proposal. If the Merger Proposal is not approved, these proposals will have no effect, even if approved by Trinseo S.A. shareholders.

We strongly encourage shareholders who vote in favor of the Merger Proposal and the Irish Constitution Proposal to also vote "for" these Advisory Constitution Proposals. In the judgement of the Trinseo S.A. Board, these provisions are necessary to adequately address the needs of Trinseo PLC following the Merger. Furthermore, the Merger is not conditioned on the separate approval of the Advisory Constitution Proposals.

Advisory Constitution Proposal A—Changes in Share Capital

The share capital in the Proposed Constitution has been reduced from the existing share capital under the Articles. The Board believes the share capital in the Proposed Constitution will provide adequate authorized share capital to (i) accommodate the issuance of Trinseo PLC ordinary shares (including giving effect to the Merger) and (ii) provide flexibility for future issuances of shares of Trinseo PLC if determined by the Trinseo PLC board of directors to be in the best interests of Trinseo PLC after the consummation of the Merger without incurring the risk, delay and potential expense incident to obtaining stockholder approval for a particular issuance.

Advisory Constitution Proposal	Current Articles	Proposed Constitution
Advisory Constitution Proposal A—Changes in Share Capital	The authorized share capital of the Company is up to USD $500,000,000 represented by 50,000,000,000 shares.

The Company's current issued share capital amounts to USD 487,779.34 represented by 48,777,934 ordinary shares. Each ordinary share is entitled to one vote.

Approximately 10.4 million ordinary shares are held in Treasury by Trinseo S.A. or a Luxembourg subsidiary.

The Company has no preferred shares authorized, issued and outstanding.

The authorized share capital of Trinseo PLC is US$50,000,000 and €25,000, comprised of 4,000,000,000 ordinary shares, par value US$0.01 per share, 1,000,000,000 preferred shares, par value US$0.01 per share, and 25,000 deferred ordinary shares, par value €1.00 per share.

Immediately prior to completion of the Merger, Trinseo PLC will have an issued share capital of 25,000 deferred ordinary shares of €1.00 each, which shares were created solely to satisfy minimum statutory capital requirements that apply to all Irish public limited companies. Immediately following completion of the Merger, Trinseo PLC will have an issued share capital comprising such number of Trinseo PLC shares as will be equal to the number of Trinseo S.A. shares in issue immediately prior to completion of the Merger (excluding any treasury shares held by Trinseo S.A.), together with the 25,000 deferred ordinary shares. Each Trinseo PLC share will be entitled to one vote. The deferred ordinary shares will not be entitled to vote.

Advisory Constitution Proposal B—Change in Board's discretion to issue shares without waiver of preemptive rights

The Proposed Constitution provides the discretion to the board of directors, in accordance with Irish law, to issue additional shares for cash up to the authorized but unissued share capital (set forth above), without first offering those shares to existing shareholders. This provision represents a material change to the Board's discretion in the Articles. Following the Merger, although the Trinseo PLC Board

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will have increased discretion to issue shares, Trinseo PLC will remain subject to the rules regarding issuances of more than 20% of its share capital under certain circumstances, set by the NYSE.

Advisory Constitution Proposal	Current Articles	Proposed Constitution
Advisory Constitution Proposal B—Change in Board's discretion to issue shares	Luxembourg Law requires a shareholder vote to authorize the Board to issue any amount of its authorized share capital without preemptive rights (preferential subscription rights), for a period of up to 5 years.

In June 2018, shareholders approved authority for the Board to increase its existing share capital up to 20% without pre-emptive rights and up to 100% with pre-emptive rights, until June 2023.

An extraordinary resolution of shareholders, taken before a Luxembourg notary, is required to increase the authorized share capital.

Under Irish law, the directors of a company may issue new ordinary or preferred shares without shareholder approval if authorized by shareholders or under its constitution. Shareholders may grant authorization for a maximum period of five years, at which point it must be renewed by the shareholders by an ordinary resolution. The Proposed Constitution authorizes the Trinseo PLC board to issue up to the maximum amount of its authorized but unissued share capital (set forth above), without approval from shareholders, for a period of five years from the date of adoption of the Proposed Constitution.

Under Irish law, certain statutory preemption rights apply automatically in favor of shareholders where shares are to be issued for cash. The Proposed Constitution will also permit the Trinseo PLC Board to disapply statutory preemptive rights in any issuance of shares, for a period of five years. The disapplication of preemptive rights must be renewed by shareholders at least every five years by 75% of votes cast at a general meeting of shareholders.

The Trinseo PLC Board will also be authorized to issue preferred shares with discretion as to the terms attaching to the preferred shares, including as to voting, dividend and conversion rights and priority relative to other classes of shares with respect to dividends and upon a liquidation.

Advisory Constitution Proposal C—Change in advance notice requirements for shareholder proposals

The Proposed Constitution provides the for a shorter notice period for which shareholders must present shareholder proposals to nominate directors, for inclusion at Trinseo PLC's next annual general meeting of shareholders. The Board believes this change brings the Proposed Constitution in line with most U.S.-traded public companies, and provides shareholders with a clearer deadline to submit such proposals, rather than a floating deadline tied to the date of the annual meeting.

Advisory Constitution Proposal	Current Articles	Proposed Constitution
Advisory Constitution Proposal C—Change in advance notice requirements for shareholder proposals	Shareholders may nominate board candidates between 120 and 90 days prior to the annual general meeting date and between 90 and 10 days prior to the extraordinary meeting date if such meeting has been called for purposes of electing one or more directors.	For nominations of directors or other business to be property brought before an annual general meeting, shareholders must submit notice within 90 to 120 days prior to the first anniversary of the prior year's proxy statement mailing.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR"
EACH OF THE ADVISORY VOTES ON THE IRISH PLC ARTICLES.

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PROPOSAL 5

Proposal 5—Distributable Profits Proposal

Under Irish law, Trinseo PLC may only pay dividends, make other distributions, or make share repurchases and redemptions from "distributable profits" shown in Trinseo PLC's unconsolidated financial statements prepared in accordance with the Irish Companies Act and filed with the Irish Companies Registration Office.

"Distributable profits" are the accumulated realized profits of Trinseo PLC that have not previously been utilized in a distribution or capitalization less its accumulated realized losses that have not previously been written off in a reduction or reorganization of capital, and include reserves created by way of a reduction of capital.

In addition, under Irish law, no dividend, distribution or share repurchase, or redemption may be paid, made or effected by Trinseo PLC unless the net assets of Trinseo PLC are equal to, or exceed, the aggregate of Trinseo PLC's called-up share capital plus its undistributable reserves and the relevant transaction does not reduce Trinseo PLC's net assets below such aggregate. "Undistributable reserves" include the undenominated capital, the capital redemption reserve fund and the amount by which Trinseo PLC's accumulated unrealized profits that have not previously been utilized by any capitalization exceed Trinseo PLC's accumulated unrealized losses that have not previously been written off in a reduction or reorganization of capital.

Immediately following the Merger, the unconsolidated balance sheet of Trinseo PLC will not contain any distributable profits and "shareholders' equity" on such balance sheet will be comprised entirely of "issued share capital" (equal to the aggregate nominal value of Trinseo PLC shares allotted and issued pursuant to the Merger) and "share premium" (equal to the amount paid-up on such Trinseo PLC shares in excess of the nominal value). You are being asked to approve the Distributable Profits Proposal, to enable, subject to the effectiveness of the Merger, the creation of distributable profits of Trinseo PLC under Irish law by reducing the entire share premium of Trinseo PLC (or such lesser amount as may be approved by the Trinseo PLC Board) resulting from the allotment and issue of Trinseo PLC shares pursuant to the Merger, such that the reserve resulting from the cancellation of such share premium will be treated as distributable profits.

In addition to the approval of Trinseo S.A. shareholders, the Distributable Profits Proposal also requires the passing of a special resolution by the shareholders of Trinseo PLC (which will be passed by the existing shareholders prior to the Merger) and the approval of the Irish High Court. If the Distributable Profits Proposal is approved by Trinseo S.A. shareholders, Trinseo PLC intends to seek the approval of the Irish High Court for the Distributable Profits Proposal as soon as practicable following the Effective Date. Although Trinseo S.A. is not aware of any reason why the Irish High Court would not approve the Distributable Profits Proposal, such approval is a matter of judicial discretion and there is no guarantee that such approval will be forthcoming.

The Trinseo S.A. Board strongly recommends that shareholders vote for the Distributable Profits Proposal, to increase the likelihood that the proposal will be approved by the Irish High Court. If the Distributable Profits Proposal is not approved by Trinseo S.A. shareholders and the Irish High Court, Trinseo PLC will not be able to pay dividends, make other distributions or effect share repurchases and redemptions until such time as it has otherwise generated sufficient distributable profits from its operational activities following the Merger. However, passage of the Distributable Profits Proposal is not a condition to the Merger.

The Distributable Profits Proposal requires the approval of a majority of the shares represented in person or by proxy at the General Meeting. Broker non-votes will have no effect on the outcome of this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR"
APPROVAL OF THE CREATION OF DISTRIBUTABLE RESERVES.

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PROPOSAL 6

Proposal 6—Election of Directors

Trinseo's Board consists of twelve directors with one-year terms expiring in 2021. Each of the directors are elected for an annual term to serve until the next annual general meeting.

The persons named in the enclosed proxy will vote to elect K'Lynne Johnson, Joseph Alvarado, Frank Bozich, Jeffrey Cote, Pierre-Marie De Leener, Sandra Beach Lin, Jeanmarie Desmond, Matthew Farrell, Philip Martens, Donald Misheff, Henri Steinmetz and Mark Tomkins as directors unless the Proxy is marked otherwise. Each of the nominees has indicated his or her willingness to serve, if elected. However, if a nominee should be unable to serve, the ordinary shares represented by proxies may be voted for a substitute nominee designated by the Board. Management has no reason to believe that any of the above-mentioned persons will not serve his or her term as a director.

Our Board currently consists of 12 directors, the maximum number allowed under our Articles. If shareholders approve the Board Increase Proposal at the General Meeting, our Board size will be increased to 13 directors.

Half of our current directors have served on the Board for less than 4 years, while the average term of service of our directors is approximately 3.5 years.

We are committed to ongoing and regular board refreshment and succession planning. In 2020 two of our longest-tenured directors announced their retirement, and the Board appointed two new independent directors, Ms. Desmond and Mr. Farrell, to fill the vacancies. During 2020 the Board also named K'Lynne Johnson as its new Chair and appointed new chairs of its audit committee and nominating and corporate governance committee.

2021 Director Nominees

The individuals listed below have been nominated and are standing for election at this year's General Meeting. If elected, they will hold office until our 2022 annual general meeting of shareholders and until their successors are duly elected and qualified. Each of the nominees in this proposal was previously elected to the Board by shareholders, except Ms. Desmond and Mr. Farrell who were appointed by the Board to fill vacancies. Each of the nominees will cease to be directors if their respective appointments are not approved by a majority of the votes cast by our shareholders.

Director Nominee Skills

The following table highlights certain skills, knowledge and experience held by each current Director nominee. A particular Director may possess other skills, knowledge or experience even though they are not indicated below.

Director Nominee	Served Since	Chemicals Industry Experience	Manufacturing/ Related Industry Experience	Chief Executive Experience	Accounting and Financial Experience	Public Company Board Experience
K'Lynne Johnson	2017	X		X		X
Joseph Alvarado	2017		X	X	X	X
Frank Bozich	2018	X	X	X		X
Jeffrey J. Cote	2014		X	X	X	X
Pierre-Marie De Leener	2014	X		X	X
Jeanmarie Desmond	2020	X	X		X
Matthew Farrell	2020	X	X	X	X	X
Sandra Beach Lin	2019	X	X	X		X
Philip R. Martens	2016		X	X		X
Donald T. Misheff	2015		X		X	X
Henri Steinmetz	2017	X		X
Mark Tomkins	2019	X			X	X
Victoria Brifo (1)	—	X	X

(1)
Shareholders may vote to elect Ms. Brifo in Proposal 7, which is subject to approval of the amendment to the Company's Articles in Proposal 2.

Board Commitment to Diversity

We seek nominees from diverse backgrounds with established strong professional reputations, sophistication, business acumen and experience in the global materials, chemical and related manufacturing industries. We also seek nominees with experience in substantive areas that are important to our business such as chemical industry expertise, international operations; accounting, finance and capital structure; strategic planning and operational leadership of complex organizations; human resources and development practices; and innovation. In addition, we believe that our nominees should possess the professional and personal qualifications necessary for board service, and we have highlighted particularly noteworthy attributes in each of the biographies of our directors and our nominees below. Twenty-five percent of our directors are women, and one of our directors self-identifies as a member of an underrepresented minority group

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PROPOSAL 6

(meaning an individual who self-identifies as Black or African American, Hispanic or Latinx, Asian, Native American or Alaska

Native, Native Hawaiian or Pacific Islander). Two of our directors are non-U.S. citizens and one director maintains dual citizenship.

The election of each director requires the approval of a majority of the shares represented in person or by proxy at the General Meeting. Broker non-votes will have no effect on the outcome of this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR"
THE ELECTION OF EACH OF THE NOMINEES AS DIRECTOR.

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2021 Director Nominees

K'lynne Johnson Age: 52 Director Since: March 2017 Committee Membership: • Compensation and Talent Development (Chair) • Nominating & Corporate Governance

Professional Experience:

Ms. Johnson served as President and Chief Executive Officer of Elevance Renewable Sciences Inc., a specialty chemicals company, from 2007 to 2015, and as Chairwoman from 2015 to 2016. Ms. Johnson joined Elevance after over 20 years' experience working within the oil and petrochemicals industry for Amoco Corporation and BP p.l.c. (joining BP after its merger with Amoco in 1998). During this time she held both operational and functional roles, culminating in her role as Senior Vice President of Global Derivatives within BP's global Innovene business, which included P&L accountability for multiple global commodity and specialty chemicals businesses. Ms. Johnson also served as director of TPC Group, a manufacturer of products derived from petrochemical raw materials, from 2011 to 2012 before the company was taken private.

Education:

Ms. Johnson graduated from Brigham Young University with a degree in Management and Organizational Behavior (M.O.B.) and a B.S. in Psychology.

Other Public Company Directorships:

Current Directorships—
FMC Corporation (NYSE: FMC) since 2013

Director Qualifications:

Ms. Johnson brings to our Board valuable experience in operational leadership and chemical industry and technological expertise.

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Joseph Alvarado Age: 68 Director Since: March 2017 Committee Membership: • Audit • Environmental, Health, Safety, Sustainability & Public Policy

Professional Experience:

Mr. Alvarado served as Chief Executive Officer of Commercial Metals Company (NYSE: CMC), a global manufacturer, recycler and marketer of steel and other metals, from September 2011 until September 2017, and as Chairman of CMC's board of directors from January 2013 until January 2018. He joined CMC in April 2010 as Executive Vice President and Chief Operating Officer, was named President and Chief Operating Officer in April 2011, and became President and Chief Executive Officer in September 2011 until his retirement. Prior to joining CMC, he was President and Chief Operating Officer of Lone Star Technologies, Inc. from 2004 to 2007. In June 2007, following the acquisition of Lone Star Technologies, Inc. by United States Steel Corporation, Mr. Alvarado was named President of U.S. Steel Tubular Products, Inc., a division of United States Steel Corporation, a position he held until March 2009. Mr. Alvarado began his career at Inland Steel Company in 1976 and spent 21 years with the company in roles of increasing responsibility. He then served in executive roles with Birmingham Steel Corporation and Ispat North America Inc. until joining Lone Star Technologies.

Education:

Mr. Alvarado has an MBA from Cornell University and a B.A. degree in Economics from University of Notre Dame.

Other Public Company Directorships:

Current Directorships—
Kennametal Inc. (NYSE: KMT) since January 2018
Arcosa, Inc. (NYSE: ACA) since November 2018
PNC Financial Services Group Inc. (NYSE: PNC) since January 2019

Past Directorships—
Commercial Metals Company (NYSE: CMC) from 2013 to January 2018
Spectra Energy Corp (NYSE: SE) from 2011 until February 2017

Director Qualifications:

Mr. Alvarado brings years of experience in a cyclical commodities-driven industry and significant perspective on global manufacturing operations and strategic planning.

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Frank A. Bozich Age: 60 Director Since: June 2019 Committee Membership: • Environmental, Health, Safety, Sustainability & Public Policy

Professional Experience:

Mr. Bozich became the Company's President and Chief Executive Officer in March 2019. From May 2013 until February 2019, Mr. Bozich had been the President and Chief Executive Officer at the SI Group, Inc., a leading global developer and manufacturer of phenolic resins and chemicals used in the production of antioxidants, engineering plastics, fuels and lubes, rubber and pharmaceutical ingredients. Prior to SI Group Inc., Mr. Bozich held several executive management positions at BASF Corporation, a multi-national chemicals and manufacturing corporation, including President of BASF's Catalysts Division from 2010 to 2013, Group Vice President of Precious and Base Metal Service, and Group Vice President of the Integration Management Office. Prior to BASF, Mr. Bozich was Group Vice President, Enterprise Technologies and Ventures at Engelhard Corporation, which was acquired by BASF in 2006. He has also held leadership positions at Rohm and Haas; Croda Adhesives, Inc.; and Apex Adhesives, which he founded in 1986.

Education:

Mr. Bozich holds a bachelor's degree in Chemistry and a master's degree in Business Administration from the University of Chicago, as well as a master's degree in Chemistry from the University of Illinois.

Other Public Company Directorships:

Current Directorships—
OGE Energy Corp (NYSE: OGE) since February 2016

Director Qualifications:

Mr. Bozich is an accomplished CEO known for his strong personal leadership and track record of driving business growth and corporate transformation. His breadth of experience in leading chemical businesses in diverse and dynamic global markets is well-suited for the Company's strategic priorities.

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PROPOSAL 6

Jeffrey J. Cote Age: 54 Director Since: May 2014 Committee Membership: • Audit • Compensation and Talent Development

Professional Experience:

Mr. Cote has served as the Chief Executive Officer and President of Sensata Technologies Holding plc (NYSE: ST) since March 2020. Prior to his appointment as CEO, Mr. Cote served as President and as Chief Operating Officer of Sensata since July 2012 and as Executive Vice President of its Global Sensing Solutions business since November 2015. He joined Sensata as Senior Vice President and Chief Financial Officer in January 2007 and was appointed Executive Vice President in July 2007. From March 2005 to December 2006, Mr. Cote was Chief Operating Officer of the law firm Ropes & Gray. From January 2000 to March 2005, Mr. Cote was Chief Operating, Financial and Administrative Officer of Digitas. Previously he worked for Ernst & Young LLP from 1989 until 1997. Mr. Cote is a certified public accountant.

Education:

Mr. Cote received a B.A. degree in Business Administration and a Master of Accounting from Florida Atlantic University.

Other Public Company Directorships:

Current Directorships—
Sensata Technologies Holding plc (NYSE: ST) since March 2020

Director Qualifications:

Mr. Cote brings significant management, financial and accounting experience to our Board.

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Pierre-Marie De Leener Age: 63 Director Since: May 2014 Committee Membership: • Audit • Environmental, Health, Safety, Sustainability & Public Policy

Professional Experience:

Mr. De Leener served as interim CEO of Braas Monier Building Group SA from January 2016 to November 2016 and as Chairman of its Board of Directors from June 2014 to March 2017. Prior to that, he served as Executive Vice President for PPG Industries, Inc. from July 2010 until December 2012. From June 2008 until August 2011, Mr. De Leener also served as President of PPG Europe S.A. and as Chief Executive Officer of SigmaKalon Group from 1998 until January 2008.

Education:

Mr. De Leener received a B.S. degree in Economics and Philosophy and a Master of Chemical Engineering degree from Catholic University of Louvain, Belgium.

Other Public Company Directorships:

None

Director Qualifications:

Mr. De Leener brings valuable executive management and chemical industry experience to our Board.

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PROPOSAL 6

Jeanmarie Desmond Age: 54 Director Since: October 2020 Committee Membership: • Audit • Compensation and Talent Development

Professional Experience:

Ms. Desmond is the former Executive Vice President and Chief Financial Officer of DuPont de Nemours, Inc. and has previously served as Vice President and Co-Controller for DowDuPont and as finance leader for the Specialty Products division following the merger of DuPont with Dow Chemical. Ms. Desmond served in various leadership roles within DuPont in her 30-year career with the company. She also serves on the board and is treasurer of Delaware Prosperity Partnership, a public-private partnership overseeing economic development in Delaware.

Education:

Ms. Desmond received a B.S. in Accounting from Mt. St. Mary's University and is a certified public accountant (inactive).

Other Public Company Directorships:

Current Directorships—
IPG Photogenics Corporation (Nasdaq: IPGP) since 2021

Director Qualifications:

Ms. Desmond brings substantial finance and accounting experience and extensive experience in the chemicals industry to our Board.

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Matthew Farrell Age: 64 Director Since: November 2020 Committee Membership: • Compensation and Talent Development • Nominating and Corporate Governance

Professional Experience:

Mr. Farrell is the Chairman, President and Chief Executive Officer of Church & Dwight Co. Inc. ("Church & Dwight"), serving since 2016 and as Chairman since 2019. Mr. Farrell served as Executive Vice President, Chief Financial Officer and Chief Operating Officer at Church & Dwight since 2014, and as Chief Financial Officer since 2006. Prior to that, Mr. Farrell served as Chief Financial Officer of Alpharma Inc., as Vice President, Investor Relations & Communications at Ingersoll-Rand Ltd., and in various senior financial positions at AlliedSignal Inc. Mr. Farrell began his career with KPMG Peat Marwick LLP, where he was an audit partner.

Education:

Mr. Farrell received a B.S. degree from Manhattan College and is a certified public accountant (inactive).

Other Public Company Directorships:

Current Directorships—
Church & Dwight Co. Inc. (NYSE: CHD) since 2019
Lydall Co., Inc. (NYSE: LDL) since 2003*

Director Qualifications:

Mr. Farrell brings to our Board his experience as a chief executive officer, substantial financial and audit expertise and experience in the chemicals, industrial goods and consumer products industries.

*
In September 2020, Mr. Farrell informed the Lydall board of directors of his intention not to stand for reelection as a director at Lydall's next annual meeting of shareholders, to be held on April 20, 2021.

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PROPOSAL 6

Sandra Beach Lin Age: 63 Director Since: November 2019 Committee Membership: • Compensation and Talent Development • Nominating & Corporate Governance

Professional Experience:

From 2010 to 2011, Ms. Beach Lin was President and Chief Executive Officer of Calisolar, Inc., a manufacturer of solar silicon and multicrystalline solar cells. Prior to joining Calisolar, she was Executive Vice President, then Corporate Executive Vice President, at Celanese Corporation, a global technology and specialty materials company, from 2007 to 2010. Ms. Beach Lin joined Avery Dennison Corporation, a global leader in pressure-sensitive adhesives technology as Group Vice President from 2005 to 2007. Prior to joining Avery Dennison, from 2002 to 2005, she was President, Alcoa Closure Systems International, a division of Alcoa Incorporated, a global aluminum leader. From 1994 to 2001, Ms. Beach Lin held various executive positions at Honeywell International.

Education:

Ms. Beach Lin graduated with a BBA in General Management from the University of Toledo and has an MBA in Marketing and Policy and Control from the University of Michigan.

Other Public Company Directorships:

Current Directorships—
American Electric Power (NYSE: AEP) since 2012
Avient Corp. (NYSE: AVNT) since 2013

Past Directorships—
WESCO International (NYSE: WCC) from 2002 to 2019

Director Qualifications:

Ms. Beach Lin brings to our Board her experience as a chief executive officer and extensive experience in the global specialty chemicals industry.

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Philip R. Martens Age: 61 Director Since: September 2016 Committee Membership: • Compensation • Nominating & Corporate Governance (Chair)

Professional Experience:

From February 2011 to April 2015, Mr. Martens served as President and Chief Executive Officer of Novelis, Inc., a leader in aluminum rolled products and can recycling with worldwide operations. He joined Novelis as President and Chief Operating Officer in April 2009. Prior to his employment with Novelis, Mr. Martens served as Senior Vice President of light vehicle systems for ArvinMeritor Inc., a distributor for engine and transmission parts and President and Chief Executive Officer designate of Arvin Innovation, a leading global provider of dynamic motion and control automotive systems. From 1987 to 2005, Mr. Martens held various product development and engineering roles at Ford Motor Company, including his most recent role as a Group Vice President of product creation from 2003 to 2005.

Education:

Mr. Martens has an MBA from University of Michigan and received his B.S. degree in mechanical engineering from Virginia Polytechnic Institute.

Other Public Company Directorships:

Current Directorships—
Graphic Packaging Holding Company (NYSE: GPK) since 2013

Past Directorships—
Plexus Corporation (NASDAQ: PLXS) from 2010 until February 2017

Director Qualifications:

Mr. Martens brings to the Board significant leadership and management experience in global manufacturing operations, along with innovation expertise.

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PROPOSAL 6

Donald T. Misheff Age: 64 Director Since: February 2015 Committee Membership: • Audit • Nominating & Corporate Governance

Professional Experience:

Mr. Misheff served as managing partner from 2003 until his retirement in 2011 of the Northeast Ohio offices of Ernst & Young LLP, a public accounting firm. As the managing partner, Mr. Misheff advised many of the region's largest companies on financial and corporate governance issues. He began his career with Ernst & Young LLP in 1978 as part of the audit staff and later joined the tax practice, specializing in accounting/financial reporting for income taxes, purchase accounting, and mergers and acquisitions. He has more than 30 years of experience performing, reviewing, and overseeing the audits of financial statements of a wide range of public companies.

Education:

Mr. Misheff graduated from the University of Akron with a B.S. in Accounting.

Other Public Company Directorships:

Current Directorships—
TimkenSteel Corporation (NYSE: TMST) since 2014
First Energy Corp. (NYSE: FE) since 2012

Director Qualifications:

Mr. Misheff brings extensive financial, accounting and public company corporate governance experience to our Board.

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PROPOSAL 6

Henri Steinmetz Age: 64 Director Since: November 2017 Committee Membership: • Nominating & Corporate Governance • Environmental, Health, Safety, Sustainability & Public Policy

Professional Experience:

From 2016 to 2018, Mr. Steinmetz served as Chief Executive Officer of the Ceramtec Group, a global supplier of advanced ceramics. From 2009 to 2016, Mr. Steinmetz was Executive Director and Chief Executive Officer of Ruetgers N.V., Europe's leading manufacturer of chemical raw materials made from coal tar. Prior to joining Ruetgers, Mr. Steinmetz was President of Sulzer Metco, a worldwide technology leader in coating materials, from 2004 to 2008, and was an Executive Vice President at Great Lakes Chemical Corporation from 2000 to 2004.

Education:

Mr. Steinmetz graduated with a M.S. in metallurgy from the Technical University Clausthal, Germany and has an MBA from INSEAD Fontainebleau, France.

Other Public Company Directorships:

None

Director Qualifications:

Mr. Steinmetz brings significant global chief executive officer experience and decades of chemical industry experience to our Board.

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PROPOSAL 6

Mark Tomkins Age: 65 Director Since: November 2019 Committee Membership: • Audit (Chair) • Environmental, Health, Safety, Sustainability & Public Policy

Professional Experience:

From 2005 to 2006, Mr. Tomkins was Senior Vice President and Chief Financial Officer of Innovene, at the time, a leading petrochemical and polymers company. Prior to joining Innovene, Mr. Tomkins was Senior Vice President, Chief Financial Officer and Treasurer of Vulcan Materials, a building materials and chemical company, from 2001 to 2005. He joined Great Lakes Chemical Corp., a chemical research, production, sales and distribution company as Senior Vice President and Chief Financial Officer from 1998 to 2001. Prior to Great Lakes Chemical, Mr. Tomkins was Vice President of Finance and Business Development for Polymers and Vice President of Finance and Business Development for Electronic Materials at Allied Signal (now Honeywell International). Mr. Tomkins' previous experience includes service as a director of CVR Energy, Inc., a publicly traded company primarily engaged in petroleum refining and nitrogen fertilizer manufacturing, from 2007 to 2012, as well as a director of private companies in the energy and plastics sectors.

Education:

Mr. Tomkins graduated with a B.S. in Finance and Quantitative Management, has an MBA from Eastern Illinois University and is a certified public accountant.

Other Public Company Directorships:

Current Directorships—
Terminix Global Holdings (NYSE: TMX) since 2015
WR Grace & Co. (NYSE: GRA) since 2006

Director Qualifications:

Mr. Tomkins brings significant financial, accounting and management expertise, along with extensive experience on other public and private company boards to Trinseo's Board.

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PROPOSAL 7

Proposal 7—Election of Director

Conditioned upon shareholder approval of Proposal 2, the Board has nominated Victoria Brifo as its nominee for Director. The persons named in the enclosed proxy will vote to elect Ms. Brifo as director unless the Proxy is marked otherwise. Ms. Brifo has indicated her willingness to serve, if elected, and should she be unable to serve, the ordinary shares represented by proxies may be voted for a substitute nominee designated by the Board. Management has no reason to believe that she will not serve her term as a director. If elected, Ms. Brifo will hold office until our 2022 annual general meeting of shareholders and until her successor is duly elected and qualified. Ms. Brifo will not be elected director if her appointment is not approved by a majority of the shares represented in person or by proxy at the General Meeting. Broker non-votes will have no effect on the outcome of this proposal.

Victoria Brifo

Age: 52

Professional Experience:

Victoria Brifo is Senior Vice President and Chief Human Resources Officer at Air Products and Chemicals, Inc. (NYSE: APD). She is responsible for leading all aspects of the company's Human Resources (HR) organization, including HR Operations, Diversity and Inclusion, Talent Management, and Compensation and Benefits, as well as Global Health and Wellness, and Corporate Aviation and Corporate Transportation. Ms. Brifo has been with Air Products since 2001, starting as a production site leader and progressing through several plant leadership positions before becoming Global Diversity Director in 2005. In 2008 she was named Global Manager of Electronics Operations and moved to the Merchant Gases group in 2011 to lead the Global Generated Gases business. In 2014 Ms. Brifo assumed the role of Global Transformation Leader for Industrial Gases. She was subsequently appointed Vice President, Global Gases, followed by Vice President, Equipment Sales, Plant Support and Central Procurement. Prior to joining Air Products, Ms. Brifo worked at LyondellBasell and Amoco Production Company.

Education:

Ms. Brifo holds degrees in chemical engineering and political science from the Massachusetts Institute of Technology.

Other Public Company Directorships:

None

Director Qualifications:

Ms. Brifo brings significant experience in the chemicals and manufacturing industry, as well as leadership, management and human resources expertise to our board of directors.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR"
THE ELECTION OF VICTORIA BRIFO AS DIRECTOR.

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CORPORATE GOVERNANCE

Corporate Governance

Board Nominees.    Under its charter, our nominating and corporate governance committee is responsible for recommending to the Board candidates to stand for election to the Board at the Company's annual general meeting of shareholders and for recommending candidates to fill vacancies on the Board that may occur between annual general meetings. It is the policy of the Board that directors should possess the highest personal and professional ethics, integrity and values. Board members are expected to become and remain informed about the Company, its business and its industry and rigorously prepare for, attend and participate in all Board and applicable committee meetings. The committee evaluates each individual in the context of the Board as a whole, with the objective of recommending a group that can best perpetuate the success of our business and represent shareholders' interests through the exercise of sound judgment using its diversity of experience. In addition, the Board considers, in light of our business and Board composition, each director nominee's experience, qualifications, attributes and skills that are identified in the biographical information contained under Proposal 6 and Proposal 7.

The nominating and corporate governance committee considers properly submitted recommendations for candidates to the Board from shareholders. Any shareholder may submit in writing nominations of persons for consideration for each shareholder meeting at which directors are to be elected by not later than the 90th calendar day nor earlier than the 120th calendar day before the date of the annual general meeting. Any shareholder recommendations for consideration by the Board should include the candidate's name, biographical information, information regarding any relationships between the candidate and the shareholder within the last three years, a statement of recommendation of the candidate from the shareholder, a description of our shares beneficially owned by the shareholder, a description of all arrangements between the candidate and the recommending shareholder and any other person pursuant to which the candidate is being recommended, a written indication of the candidate's willingness to serve on the Board, any other information required to be provided under securities laws and regulations, and a written indication to provide such other information as the Board may reasonably request. Recommendations should be sent to Angelo N. Chaclas, Corporate Secretary, Trinseo S.A., 1000 Chesterbrook Boulevard, Suite 300, Berwyn, PA 19312. The Board evaluates candidates for the position of director recommended by shareholders or others in the same manner as candidates from other sources. The Board will determine whether to interview any candidates and may seek additional information about candidates from third-party sources. As part of its ongoing succession planning, the Company seeks to identify potential Board nominees on behalf of the Board that meet the Board's requirements with respect to diversity, experience, skill, and qualifications.

Board Independence.    Our Corporate Governance Guidelines provide that our Board shall consist of such number of directors who are independent as is required and determined in accordance with applicable laws and regulations and requirements of the NYSE. The Board evaluates any relationships of each director and nominee with Trinseo and makes an affirmative determination whether or not such director or nominee is independent. Under our Corporate Governance Guidelines, an "independent" director is one who meets the qualification requirements for being an independent director under applicable laws and the corporate governance listing standards of the NYSE. Our Board reviews any transactions and relationships between each director or any member of his or her immediate family and Trinseo. The purpose of this review is to determine whether there were any such relationships or transactions and, if so, whether they were inconsistent with a determination that the director was independent. The Company maintains a related party transactions policy and conflict of interest policy, as discussed below under "Related Party Transactions." As a result of its review, our Board has affirmatively determined that all of our current directors and nominees, except for our CEO and President, Frank Bozich, are independent under the governance and listing standards of the NYSE.

Diversity and Board Expertise.    We believe that diversity considerations are an important element, among many, when identifying director nominees who will best serve the needs of the Company and the interests of our shareholders. These diversity considerations enable us to provide sound and prudent guidance by developing a Board with a diverse range of talents, ages, skills, character, expertise, professional experiences, and backgrounds.

Risk Oversight.    Risk is inherent in every material business activity that we undertake. Our business exposes us to strategic, credit, market, compliance, operational and reputational risks. To support our corporate goals and objectives, risk appetite, and business and risk strategies, we maintain a governance structure that delineates the responsibilities for risk management activities, and the governance and oversight of those activities, between management and our Board. The Board is committed to strong, independent oversight of management and risk through a governance structure that includes other Board committees. Under our structure, it is management's responsibility to manage risk and bring to the Board's attention risks that are material to Trinseo. The Board has oversight responsibility for the systems established to report and monitor the most significant risks applicable to Trinseo. The Board administers its risk oversight role directly and through its committee structure and the committees' regular reports to the Board at Board

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CORPORATE GOVERNANCE

meetings. The Board divides its risk oversight responsibilities between itself and its committees by having each review or assess key issues or areas of responsibility as follows:

Board of Directors

•

Strategic, financial, and execution risks and exposures associated with our annual and multi-year business plans

•

Acquisitions and divestures

•

Capital expenditure and budget planning

•

Major litigation, investigations, and other matters that present material risk to our operations, plans, prospects, or reputation

•

Review of enterprise risk management including cybersecurity and information security risk oversight

Audit Committee

•

Risks associated with financial accounting matters, including financial reporting, accounting, disclosure, and internal controls over financial reporting

•

Supervision and selection of our external and internal auditors

•

Our ethics and compliance programs

Compensation Committee	• Risks related to the design of our executive compensation programs, plans, and arrangements • Senior management succession planning
Nominating and Corporate Governance Committee	• Risks related to our governance structures and processes • Director succession planning
Environmental, Health, Safety, Sustainability and Public Policy Committee

•

Our environmental, health and safety risk management programs

•

The alignment of our environmental, health, safety, sustainability, social and public policy program with the Company's business strategy and creation of stakeholder value

Board Leadership Structure.    Under our Corporate Governance Guidelines, our Board may select a Chair of the Board at any time, who may also be an executive officer of the Company. The Board has chosen to separate the roles of Board Chair and Chief Executive Officer, which the Board believes is currently in the best interest of Trinseo and its shareholders. This structure permits our Chief Executive Officer to devote his attention to leading Trinseo and to executing on our business strategy.

Ms. Johnson is our current non-executive Chair of the Board and has served as a director since 2017. Ms. Johnson brings significant experience as Chair, including, but not limited to: (i) entrepreneurial and senior public company experience; (ii) expertise in environmental, social and governance issues; and (iii) strategic transformation experience. Ms. Johnson has significant experience in the specialty chemical industry and as a public company director. As described above, the Board has determined that Ms. Johnson meets the definition of an independent director under NYSE listing standards. Following the General Meeting, the Board will meet to adjust committee assignments as necessary.

Board Attendance.    We expect our Board members to prepare for, attend and participate in all Board and applicable committee meetings. Our Board held nine meetings in 2020. The audit, compensation, and nominating and corporate governance committees held nine, six and five meetings in 2020, respectively. No Board member attended less than 75% of our Board and committee meetings, as applicable, in 2020.

Due to the travel restrictions and stay-at-home orders in the U.S., Luxembourg and elsewhere during the COVID-19 pandemic, our full Board has not traveled to Luxembourg to attend meetings in person. Like many companies, we continue to hold board meetings via video conference and intend to do so until travel restrictions are lifted, and health and safety concerns have been alleviated.

We do not have a policy for the attendance of our directors at our annual general meeting of shareholders. In 2020 four directors and no shareholders attended our annual general meeting, which was held via teleconference pursuant to guidance from the Grand Duchy of Luxembourg. Under Luxembourg law, we are required to receive notice by the meeting's record date of a shareholder's intention to attend the annual general meeting of shareholders. In 2020 we allowed eligible shareholders to attend the teleconference by registering on our voting website. This year's General Meeting will once again be held via teleconference, using the same registration method for shareholders who wish to attend. We fully intend to resume holding future annual general meetings of shareholders in person, once it is possible for all participants to attend safely.

Executive Sessions.    Our Corporate Governance Guidelines provide that the non-management directors of the Board meet in executive session at least once during each regularly scheduled Board meeting to review matters concerning the relationship of the Board with the management directors and other members of senior management and such other matters as it deems appropriate. Additionally, the Board is required to have least one executive session annually of its independent directors. Ms. Johnson acts as the chair of these executive sessions.

Board Annual Performance Reviews.    Pursuant to our Corporate Governance Guidelines the Board annually conducts a self-evaluation of the Board as a whole. In accordance with the written charters of our audit, compensation and nominating and

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CORPORATE GOVERNANCE

corporate governance committees, we also evaluate each committee's performance on an annual basis and report to the Board the findings.

Code of Business Conduct.    We have adopted a written Code of Business Conduct applicable to all directors, officers and employees and a written Code of Ethics for Senior Financial Employees, applicable to our Chief Executive Officer, Chief Financial Officer, Treasurer, Principal Accounting Officer, Controller, and all employees performing similar functions. These policies are designed to maintain the integrity of our business and financial reporting. These codes cover, among other things, professional conduct, conflicts of interest, accurate recordkeeping and reporting, public communications and the protection of confidential information, as well as adherence to laws and regulations applicable to the conduct of our business. Copies of these codes can be found under the "Corporate Governance" tab on the Investor Relations section of our website, www.investor.trinseo.com by selecting the "Ethics and Compliance" link and then "supporting policies."

Corporate Governance Guidelines.    We have adopted Corporate Governance Guidelines that outline the Board's governance policies and practices. The current version of our Corporate Governance Guidelines can be found under the "Corporate Governance" tab on the Investor Relations section of our website, www.investor.trinseo.com by selecting the "Ethics and Compliance" link and then "supporting policies."

Communications with Directors.    Shareholders and other interested parties may communicate directly with the Board, the non-management directors or the independent directors as a group, or specified individual directors by writing to such individual or group c/o Corporate Secretary, Trinseo S.A., 1000 Chesterbrook Boulevard, Suite 300, Berwyn, PA 19312. The Corporate Secretary will forward such communications to the relevant group or individual at or prior to the next meeting of the Board. The Board has instructed our Corporate Secretary to review the correspondence prior to forwarding it, and in his discretion, not to forward certain items if he deems them to be of a commercial or frivolous nature or otherwise inappropriate for the Board's consideration. In these cases, he may forward some of the correspondence elsewhere in the Company for review and possible response.

Luxembourg Corporate Governance.    As a Luxembourg company, we are subject to laws that can significantly restrict our Board's ability to grant certain rights to shareholders under our Articles. For example, Luxembourg law:

  •
  Imposes a supermajority requirement in order to amend our Articles, which cannot be amended by the Board or our shareholders;

  •
  Prohibits a plurality carve out from our majority voting requirement in a contested director election; and

  •
  Requires shareholder action by written consent in lieu of a meeting to be unanimous.

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BOARD STRUCTURE AND COMMITTEE COMPOSITION

Board Structure and Committee Composition

We have a standing audit committee, compensation and talent development committee and a nominating and corporate governance committee with the composition and responsibilities described below. Each committee operates under a charter that has been approved by our Board. A copy of each charter can be found by clicking on "Corporate Governance" and then "Committee Composition" in the Investor Relations section of our website, www.investor.trinseo.com. The members of each committee are appointed by the Board and each member serves until his or her successor is elected and qualified, unless he or she is earlier removed or resigns. In addition, from time to time, special committees may be established under the direction of the Board when necessary to address specific issues.

The table below provides information about the membership of our standing audit, compensation and talent development, nominating and corporate governance and our and environmental, health, safety, sustainability and public policy committees during fiscal 2020:

Name	Audit	Compensation and Talent Development	Nominating and Corporate Governance	Environmental, Health, Safety, Sustainability and Public Policy
K'Lynne Johnson †		Chair	X
Joseph Alvarado	X			X
Frank Bozich				Chair
Jeffrey J. Cote §	X	X
Pierre-Marie De Leener	X			X
Jeanmarie Desmond §	X	X
Matthew Farrell §		X	X
Sandra Beach Lin		X	X
Philip R. Martens		X	Chair*
Donald T. Misheff §	X		X
Mark Tomkins §	Chair*			X

†
Denotes Board chair.

§
Denotes Audit Committee Financial Expert

*
Since November 2020.

Audit Committee

The purpose of the audit committee is set forth in the audit committee charter. The audit committee's primary duties and responsibilities are to:

  •
  Appoint or replace, compensate and oversee the outside auditors for the purpose of preparing or issuing an audit report or related work or performing other audit, review or attest services for us and will report directly to the audit committee.

  •
  Pre-approve all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for us by our outside auditors, which are approved by the audit committee prior to the completion of the audit.

  •
  Review and discuss with management and the outside auditors the annual audited and quarterly unaudited financial statements, our disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations", and the selection, application and disclosure of critical accounting policies and practices used in such financial statements.

  •
  Review and approve all related party transactions as defined under Item 404(a) of Regulation S-K.

  •
  Discuss with management and the outside auditors significant financial reporting issues and judgments made in connection with the preparation of our financial statements, including any significant changes in our selection or application of accounting principles, any major issues as to the adequacy of our internal controls and any special steps adopted in light of material control deficiencies.

A copy of the charter, which satisfies the applicable standards of the SEC and the NYSE is available on our website. The audit committee currently consists of Joseph Alvarado, Jeffrey J. Cote, Pierre-Marie De Leener, Jeanmarie Desmond, Donald T. Misheff and Mark Tomkins. Our Board has determined that Ms. Desmond and each of Messrs. Alvarado, Cote, De Leener, Farrell, Misheff and Tomkins are independent directors pursuant to Rule 10A-3(b)(1) under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and Section 303A.02 of the New York Stock Exchange Listed Company Manual. Ms. Desmond and each of Messrs. Cote, Farrell, Misheff and Tomkins is also an "audit committee financial expert" within the meaning of Item 407(d)(5) of Regulation S-K. Mr. Tomkins also serves as chair of the audit committee.

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BOARD STRUCTURE AND COMMITTEE COMPOSITION

Compensation & Talent Development Committee

The purpose of the compensation and talent development committee (the "compensation committee") is to assist the Board in fulfilling its responsibilities relating to oversight of the compensation of our directors, executive officers and other employees and the administration of our benefits and equity-based compensation programs. The compensation committee reviews and recommends to our Board compensation plans, policies and programs and approves specific compensation levels for all executive officers. The compensation committee currently consists of Jeffrey J. Cote, Jeanmarie Desmond, Matthew Farrell, K'Lynne Johnson, Sandra Beach Lin and Philip R. Martens. Ms. Johnson serves as chair of the compensation committee. A copy of its charter, which satisfies the applicable standards of the SEC and the NYSE, is available on our website. Pursuant to its charter, the compensation committee may delegate to subcommittees of the compensation committee any of the responsibilities of the full committee.

Nominating and Corporate Governance Committee

The purpose of the nominating and corporate governance committee is to (i) identify, screen and review individuals qualified to serve as directors (consistent with criteria approved by our Board) and recommend to our Board candidates for nomination for election at the annual meeting of shareholders or to fill Board vacancies or newly created directorships; (ii) develop and recommend to our Board and oversee the implementation of our corporate governance guidelines; (iii) oversee evaluations of our Board and (iv) recommend to our Board candidates for appointment to board committees. The nominating and corporate governance committee currently consists of Matthew Farrell, K'Lynne Johnson, Sandra Beach Lin, Philip R. Martens, Donald T. Misheff and Henri Steinmetz. Mr. Martens serves as chair of the nominating and corporate governance committee. Our Board has adopted a written charter under which the nominating and corporate governance committee operates, which is available on our website.

Environmental, Health, Safety, Sustainability and Public Policy Committee

The Environmental, Health, Safety, Sustainability and Public Policy Committee (the "EHSS&PP Committee") was established in 2014, for the purpose of assisting the Board in fulfilling its oversight responsibilities by assessing the effectiveness of programs and initiatives that support the environment, health and safety, sustainability, corporate social responsibility and climate change ("Sustainability") policies and programs of the Company. Its duties and responsibilities are to:

  •
  Support alignment between the Company and the Board on the Company's Sustainability, social, and public policy goals;

  •
  Guide the Company on its Sustainability programs, policies, partnerships, activities and goals to ensure consistency with and impact upon the Company's business strategy and the creation of stakeholder value and relationships;

  •
  Review of external public policy/governmental affairs issues and trends in order to more effectively achieve the Company's business goals, and provide recommendations to the Board regarding the Company's response to these issues consistent with applicable legal and regulatory requirements;

  •
  Review, approve and recommend to the Board for adoption, the Company's annual public Sustainability and Corporate Social Responsibility Report; and

  •
  Assist the Board in fulfilling its oversight responsibility for the Company's risk management programs by assessing risks that may arise in connection with the Company's Sustainability, programs, partnerships, activities and goals.

The EHSS&PP Committee currently consists of Joseph Alvarado, Frank A. Bozich, Pierre-Marie De Leener, Henri Steinmetz and Mark Tomkins. Mr. Bozich serves as chair of the EHSS&PP Committee. A copy of its charter is available on the Company's website.

Compensation Committee Interlocks and Insider Participation

None of our executive officers serves as a member of the Board or the compensation committee of any other company that has any executive officers serving as a member of our Board or compensation committee.

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OUR COMPANY'S EXECUTIVE OFFICERS

Our Company's Executive Officers

Biographical information concerning our President and Chief Executive Officer, Frank A. Bozich, who is a nominee to our Board, is set forth above under Proposal 6.

David Stasse, Executive Vice President and Chief Financial Officer. Mr. Stasse, age 50, was named Executive Vice President and Chief Financial Officer in July 2019. Mr. Stasse joined the Company in July 2013 as Vice President and Treasurer with responsibility for all treasury matters, including cash management, risk management, relationships with rating agencies and commercial banks, and financing matters. During his tenure he added responsibility for Investor Relations and Corporate Finance for the Company. Prior to joining Trinseo, Mr. Stasse was employed by Freescale Semiconductor, Inc., a global semiconductor manufacturer that served the automotive, networking, consumer and industrial markets, where he served as Vice President and Treasurer from 2008 to 2013. Mr. Stasse holds an MBA in Finance from the University of Maryland and a Bachelor of Science degree in Business Logistics from Penn State University.

Angelo N. Chaclas, Senior Vice President, Chief Legal Officer, Chief Compliance Officer and Corporate Secretary. Mr. Chaclas, age 57, has been the Company's Chief Legal Officer, Senior Vice President, and Corporate Secretary since January 2015. Mr. Chaclas also became the Chief Compliance Officer in June 2018. In his role, he provides legal support for all capital markets, transactional, compliance, commercial, regulatory, governance, intellectual property and other operational activities of the Company worldwide. Mr. Chaclas joined the Company in 2010 as Associate General Counsel and Chief Intellectual Property Counsel, where he managed the Company's global intellectual property portfolio and supported the legal activities of several of the Company's commercial businesses. Prior to joining the Company in 2010, Mr. Chaclas was Deputy General Counsel and Chief Counsel for the software division of Pitney Bowes where he led its Intellectual Property, Technology Law and Procurement legal functions. Mr. Chaclas holds a bachelor's degree in Mechanical Engineering from Tufts University and a Juris Doctorate from Pace University.

Alice L. M. Heezen, Senior Vice President, Human Resources. Ms. Heezen, age 50, became the Company's Senior Vice President, Human Resources in April 2018 after joining the Company in January 2017 as Director of Human Resources for the Europe, Middle East, and Africa region. Prior to joining the Company, she was Head of Human Resources for ADAMA Agricultural Solutions Europe from July 2013 to December 2016. Ms. Heezen has also held senior HR leadership roles at Fiberweb plc, a London listed global specialty industrial and construction materials business from 2010 to 2013, at BG Group, a global oil and gas company from 2005 to 2009, and at REXAM plc, a global consumer packaging company from 2001 to 2005. Ms. Heezen holds a master's degree in Social and Organizational Psychology from University of Leiden, The Netherlands.

Nicolas Joly, Vice President of Plastics & Feedstocks. Mr. Joly, age 43, was named Vice President of Plastics & Feedstocks in May 2020. Mr. Joly began at Trinseo in 2010 and has most recently served as Trinseo's Global Director of Polystyrene & Feedstocks since 2017, after serving as Trinseo's Integrated Business Services Director for Europe, Middle East, and Africa region since 2015. In 2012, Mr. Joly was named Product Manager for Polycarbonate Compounds and Blends, before moving on to become Global Product Director for Polycarbonate in 2013. He previously worked at The Dow Chemical Company in 2002 where he held a series of sales and marketing roles in Plastics. He began his career at Procter & Gamble in 2001. Mr. Joly holds a Master of Science in Chemical Engineering from CPE Lyon.

Andre Lanning, Vice President of Strategy, Corporate Development & Marketing Communication. Mr. Lanning, age 55, was named Vice President of Strategy, Corporate Development & Marketing Communication in May 2020. Previously, Mr. Lanning served as Global Business Director for Trinseo's Synthetic Rubber Business. Mr. Lanning brings thirty years of chemical industry experience to Trinseo, joining the business from Advanced Refining Technologies (ART), where he served as Managing Director/CEO of ART Hydroprocessing; a joint venture between WR Grace and Chevron, based in the United States. Throughout his career, Lanning has held several senior business leadership roles, including in the Pulp & Paper, Fertilizer, and Refining Catalyst sectors. Prior to his current role, Mr. Lanning served as Global Business Director for Trinseo's Synthetic Rubber Business. Mr. Lanning holds a Master of Science in Chemical Engineering from the University of Twente, The Netherlands, and a Master of Business Administration from TSM Business School.

Ryan Leib, Vice President and Treasurer. Mr. Leib, age 43, joined Trinseo in August of 2013 as Assistant Controller and was promoted to Corporate Controller in 2014. In 2017, he was promoted to Vice President, Global Controller, and Principal Accounting Officer and was named Vice President and Treasurer in July 2019. Prior to joining Trinseo, Mr. Leib was a senior manager with PricewaterhouseCoopers LLP and spent two years in their national office providing client companies with technical guidance on complex accounting issues. Mr. Leib holds a bachelor's degree in accounting from St. Joseph's University and is a Certified Public Accountant.

James Ni, Vice President, Latex Binders. Mr. Ni, age 51, was named Vice President, Latex Binders in September 2020 and had previously served as Asia Pacific (APAC) Business Director, Latex Binders since 2017. Mr. Ni remains Managing Director, APAC, a position in which he provides leadership across the region in driving critical priorities and growth projects. Mr. Ni joined Trinseo as Commercial Director of Trinseo Latex in 2010, and was promoted to Business Director, APAC, in 2012. Prior to joining Trinseo, he worked as Sales Director of Emulsion Polymers at Dow Chemical (China) Co., Ltd. since 1995. During his 15-year tenure there, Mr. Ni was promoted several times and acquired extensive knowledge and experience in resin, polymers and latex business both in China and

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OUR COMPANY'S EXECUTIVE OFFICERS

in the US. Mr. Ni holds a Master of Business Administration (MBA) from Central Michigan University, Graduate School of Business, and a Bachelor of Science in Mechanical Engineering from Shanghai Jiao Tong University.

Francesca Reverberi, Vice President, Engineered Materials & Synthetic Rubber. Ms. Reverberi, age 49, was named Vice President, Engineered Materials & Synthetic Rubber in May 2020. Ms. Reverberi has previously served as Global Business Director of Performance Plastics at Trinseo, with responsibility for the Automotive, Consumer Electronics, Medical, Sheet & Extrusion, and Building & Construction plastics markets. Ms. Reverberi's tenure at Trinseo also includes the position of Business Director of Basic Plastics and prior to that, Global Business Director for Synthetic Rubber. Ms. Reverberi joined Trinseo following the Company's carve-out from The Dow Chemical Company in June 2011. During her time at Dow, Ms. Reverberi served as Product Director for Emulsion Polymers, Europe and the Americas, as well as Commercial Manager in Dow Hydrocarbons Aromatics and Derivatives in Europe, including responsibilities for the C4's business and held several positions in other specialty businesses such as Water Solutions and Chelants. Ms. Reverberi holds a Bachelor and Master of Science in Chemical Engineering from Politecnico di Milano and a Master of Business Administration from SDA Bocconi.

Rainer Schewe, Vice President—Supply Chain Services. Schewe, age 57, joined the Company in April 2020 as Vice President—Supply Chain Services. Prior to joining Trinseo, Mr. Schewe served as Executive Vice President and Chief Supply Chain Officer for A. Schulman, Inc. (now LyondellBasell Industries). Prior to this role, he served as Vice President and Business Unit Director for Schulman's Custom Performance Colors business in EMEA. Mr. Schewe holds a degree as a State-Certified Engineer in Chemical Engineering from Fresenius Akademie Wiesbaden in Germany, and an Apprenticeship as a Chemical Laboratory Technician from RWTH Aachen in Germany.

Bernard M. Skeete, Vice President, Chief Accounting Officer and Global Controller. Mr. Skeete, age 47, joined Trinseo in October 2016 as Chief Audit Executive with responsibility for the Company's internal audit and enterprise risk management functions. Previously, Mr. Skeete served as Executive Director of Financial Operations at Comcast Cable from April 2015 to October 2016. Prior to joining Comcast, Mr. Skeete held various positions in corporate audit, controllers and financial planning and analysis with the Campbell Soup Company, with his last position being a Senior Manager of Financial Planning & Analysis for Supply Chain. Mr. Skeete began his career at PricewaterhouseCoopers, where he practiced for over eleven years, most recently as Senior Manager of Assurance & Business Advisory Services. Mr. Skeete holds a bachelor's degree in accounting from St. Joseph's University and is a Certified Public Accountant and Chartered Global Management Accountant.

Timothy J. Thomas, Vice President, Manufacturing and Operations Excellence. Mr. Thomas, age 54, has been with the Company since its inception and has previously held positions of increasing responsibility related to the Company's manufacturing operations, including Global Business Manufacturing Leader—Latex and Operations Director—Performance Materials. In October 2019, Mr. Thomas was named Vice President—Manufacturing and Operational Excellence. Prior to joining Trinseo, Mr. Thomas served in various roles at The Dow Chemical Company, most recently as Business Manufacturing leader for Latex Binders. Mr. Thomas holds a bachelor's degree in Chemical Engineering from Youngstown State University.

Diversity of Executive Officers

Similar to our Board diversity, the Company believes a broad range of backgrounds and personal experience help the Company operate, strategize and solve problems more effectively. We believe our executive officers reflect this diversity of viewpoints and backgrounds. Two of our executive officers are women, two self-identify as a member of an underrepresented minority group, and five are non-U.S. citizens.

Charts do not include our CEO and President, Frank Bozich. Mr. Bozich is reflected in the Board diversity discussion.

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TRANSACTIONS WITH RELATED PERSONS

Transactions with Related Persons

Certain Relationships and Related Transactions

Our Conflict of Interest Policy is designed to help our directors, executive officers, and employees address situations that may involve a conflict of interest, which may include related party transactions. These include situations in which an individual's personal interests are in conflict with the interests of the Company; situations in which an individual or family member receives personal benefits as a result of his or her position with the Company; and situations that may otherwise cast doubt on his or her ability to act objectively with or on behalf of the Company. The Company annually surveys our executive officers and directors regarding potential conflicts of interest. If such conflicts are reported or found, the Legal Department and/or our Chief Compliance Officer will seek to mitigate or eliminate such potential or actual conflicts of interest.

Our audit committee charter requires that the audit committee review and approve all related party transactions. The Company also has a written Related Party Transactions Policy. When related party transactions between us and our officers, directors and principal shareholders and their affiliates, are approved by the audit committee, it does so with the understanding that the terms of such transaction are no less favorable to us than those that we could obtain from unaffiliated third parties.

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STOCK OWNERSHIP INFORMATION

Stock Ownership Information

The following table sets forth information regarding the beneficial ownership of our ordinary shares, nominal value $0.01, as of March 15, 2021 by:

  •
  each person or group of affiliated persons known by us to be the beneficial owner of more than 5% of our ordinary shares;

  •
  each of our named executive officers, directors and director nominees; and

  •
  all of our directors, director nominees and executive officers as a group.

As of March 15, 2021, we had 38,700,293 ordinary shares outstanding (excluding treasury shares), all of which were held by public investors (including certain of our directors and executive officers), the details of which are reflected in the table below.

Information with respect to beneficial ownership has been furnished by each director, director nominee, executive officer or beneficial owner of more than 5% of our ordinary shares. We have determined beneficial ownership in accordance with SEC rules. These rules generally attribute beneficial ownership of shares to persons who possess sole or shared voting or investment power with respect to such shares. The information does not necessarily indicate beneficial ownership for any other purpose. Under these rules, the number of ordinary shares deemed outstanding includes shares issuable upon exercise of options held by the respective person or group which may be exercised within 60 days after March 15, 2021. These shares are deemed to be outstanding and beneficially owned by the person holding those options for the purpose of computing the percentage ownership of that person or entity, but they are not treated as outstanding for the purpose of computing the percentage ownership of any other person or entity.

The inclusion in the following table does not constitute an admission that the named shareholder is a direct or indirect beneficial owner. Unless otherwise indicated and subject to applicable community property laws, to our knowledge, each shareholder named in the following table possesses sole voting and investment power over the shares listed, except for those jointly owned with that person's spouse.

Name	Total Number of Shares Beneficially Owned	Percent of Class (1)	Of Number of Shares Beneficially Owned, Shares which May be Acquired within 60 Days (2)
M&G Investment Management Limited (3)	7,671,044	19.9%	—
BlackRock, Inc. (4)	6,493,523	16.8%	—
AllianceBernstein (5)	2,453,863	6.3%	—
Frank A. Bozich	104,540	*	77,540
David Stasse	33,066	*	8,300
Angelo N. Chaclas	50,726	*	35,272
Alice L. M. Heezen	18,621	*	16,883
Andre Lanning	2,014	*	2,014
Timothy M. Stedman	44,237	*	33,432
Joseph Alvarado	11,351	*	4,955
Jeffrey J. Cote	15,787	*	4,955
Pierre-Marie De Leener	18,075	*	4,955
Jeanmarie Desmond	0	*	—
Matthew Farrell	12,000	*	—
K'Lynne Johnson	11,381	*	4,955
Sandra Beach Lin	4,955	*	4,955
Philip R. Martens	12,870	*	4,955
Donald T. Misheff	16,195	*	4,955
Henri Steinmetz	26,015	*	4,955
Mark Tomkins	7,755	*	4,955
Victoria Brifo	0	*	—
All Directors, Nominees and Executive Officers as a Group (24 persons) (6)	399,349	1.0%	229,778

*
Indicates less than one percent.

(1)
The ownership percentages set forth in this column are based on the Company's outstanding ordinary shares (excluding treasury shares) as of March 15, 2021 and assume that each of the beneficial owners continued to own the number of shares reflected in the table on such date.

(2)
Includes options to purchase ordinary shares which have vested or will vest within 60 days of March 15, 2021.

(3)
On February 7, 2020 M&G Investment Management Limited ("M&G") filed a Schedule 13D with the SEC reporting beneficial ownership of 7,839,044 of our ordinary shares, with sole voting power and sole dispositive power over such shares. In a Form 4 filed by M&G dated March 11, 2021, M&G reported beneficial ownership of 7,671,044 shares, which number is used in the table. The address of M&G is Governor's House, Laurence Pountney Hill, London, EC4R OHH.

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STOCK OWNERSHIP INFORMATION

(4)
On January 25, 2021, BlackRock, Inc. filed a Schedule 13G/A with the SEC reporting beneficial ownership of 6,493,523 of our ordinary shares as of December 31, 2020 with sole voting power over 6,319,684 shares and sole dispositive power over 6,493,523 shares. The address of BlackRock, Inc. is 55 East 52nd Street, New York, NY 10055.

(5)
On February 15, 2021, AllianceBernstein L.P. filed a Schedule 13G/A with the SEC reporting beneficial ownership of 2,453,863 of our ordinary shares as of December 31, 2020, with sole voting power over 2,075,040 shares, sole dispositive power over 2,452,899 shares and shared dispositive power over 964 shares. The address of AllianceBernstein L.P. is 1345 Avenue of the Americas, New York NY 10105.

(6)
Includes 44,595 restricted stock units which will vest within 60 days of March 15, 2021, and 185,183 options to purchase ordinary shares which have vested, or will vest, within 60 days of March 15, 2021.

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SECURITIES AUTHORIZED FOR ISSUANCE
UNDER EQUITY COMPENSATION PLANS /
DELINQUENT SECTION 16(A) REPORTS

Securities Authorized for Issuance under Equity Compensation Plans

The following table sets forth certain information as of December 31, 2020 with respect to compensation plans under which ordinary shares of the Company may be issued.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)		Weighted-average exercise price of outstanding options, warrants and rights (b)		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by securityholders	2,052,389	(1)	41.19	(2)	1,918,740
Equity compensation plans not approved by securityholders	—		—		—
Total	2,052,389		41.19		1,918,740

(1)
Includes 496,910 restricted stock units, 155,730 performance award stock units, and 1,399,749 options to purchase shares that have been granted under the approved Trinseo S.A. Amended & Restated 2014 Omnibus Incentive Plan and remain outstanding as of December 31, 2020. The restricted stock units and performance stock units will result in the issuance of shares immediately upon vesting, with the vesting of performance stock units subject to the Company's attainment of pre-established performance goals. The options to purchase shares will result in the issuance of shares upon exercise.

(2)
Represents the weighted-average exercise price of the above-mentioned options to purchase shares only. The Company's performance award stock units and restricted stock units do not have associated exercise prices.

Delinquent Section 16(a) Reports

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and executive officers, among others, to file with the SEC an initial report of ownership of our stock on a Form 3 and reports of changes in ownership on a Form 4 or a Form 5. Persons subject to Section 16 are required by SEC regulations to furnish us with copies of all Section 16(a) forms that they file. Under SEC rules, certain forms of indirect ownership and ownership of company stock by certain family members are covered by these reporting requirements. When requested, we assist our executive officers and directors in preparing initial ownership reports and reporting ownership changes and will file these reports on their behalf. Based solely on a review of the copies of such forms in our possession, and on written representations from our current directors and executive officers, we believe that all of our executive officers and directors filed the required reports on a timely basis under Section 16(a) during 2020.

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PROPOSAL 8

Proposal 8—Advisory Vote on Named Executive Officer Compensation

The Compensation Discussion and Analysis of this Proxy Statement, which immediately follows this proposal, describes our executive compensation program and the compensation of our named executive officers for fiscal 2020. The Board is asking shareholders to cast a non-binding, advisory vote indicating their approval of that compensation by voting FOR the following resolution:

"RESOLVED, that the shareholders of Trinseo S.A. APPROVE, on an advisory basis, the compensation paid to its named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, compensation tables and narrative discussion."

As described in detail in the Compensation Discussion and Analysis, we have a total compensation approach focused on performance-based incentive compensation that seeks to:

  •
  Attract and retain industry-leading talent
  •
  Link compensation actually paid to achievement of our financial, operating and strategic goals;

  •
  Reward individual performance and contribution to our success; and

  •
  Use performance measures, including financial and non-financial goals that align our named executive officers' interests with those of our shareholders.

We believe Trinseo's executive compensation program employs positive governance practices and offer substantial levels of at-risk compensation to meaningfully align shareholder interests with those of our named executive officers.

The Board is asking shareholders to support this proposal, as it does annually. Although the vote we are asking you to cast is non-binding, the compensation committee and the Board value the views of our shareholders as expressed in their votes. The Board and the compensation committee will consider the outcome of the vote when determining future compensation arrangements for our named executive officers.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR"
THE ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION.

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COMPENSATION DISCUSSION & ANALYSIS

Compensation Discussion and Analysis

This compensation discussion and analysis (CD&A) section is intended to provide information about our 2020 compensation objectives and programs for our named executive officers. Our 2020 named executive officers are listed below (together, our "NEOs"), which list includes one former executive, Timothy Stedman.

Name	Position
Frank A. Bozich	President and Chief Executive Officer
David Stasse	Executive Vice President and Chief Financial Officer
Angelo N. Chaclas	Senior Vice President, Chief Legal Officer, Chief Compliance Officer and Corporate Secretary
Alice L. M. Heezen	Senior Vice President, Human Resources
Andre Lanning	Vice President of Strategy, Corporate Development & Marketing Communication
Timothy M. Stedman (1)	Former Senior Vice President, Strategy & Corporate Development

(1)
Effective May 1, 2020, Mr. Stedman was appointed as Special Advisor to the CEO and Executive Leadership, in connection with a reorganization of the Company's management team, and left the Company on August 16, 2020.

This CD&A is divided into the following sections:

  •
  Executive Summary

  •
  Compensation Philosophy and Design

  •
  How We Make Compensation Decisions

  •
  2020 Compensation Structure & Performance

  •
  Other Compensation and Tax Matters

Executive Summary

Business Performance

Our 2020 results reflected the global slowdown in economic growth and uncertainty due to the COVID-19 pandemic. Despite these conditions, we were able to limit costs, generate strong cash flow and achieve strong results while keeping our employees safe. We again returned significant cash to our shareholders via dividends and share repurchases. Highlights for the year ended December 31, 2020:

  •
  Reported net income of $67 million, Adjusted EBITDA of $149 million, and cash from operations of $128 million;

  •
  Paid quarterly dividends totaling approximately $61.8 million, or $1.28 per share.

  •
  Repurchased approximately 800,000 of our ordinary shares in open-market purchases for an aggregate purchase price of $25 million.

  •
  Trading price of our ordinary shares (NYSE:TSE) as of year-end 2020 increased 40% since year-end 2019.

  •
  We announced the proposed acquisition of certain assets from Arkema S.A., at an acquisition price of €1.137 billion (approximately $1.36 billion). We believe this acquisition will be highly synergistic and the first step and a key catalyst in the Company's portfolio transformation.

  •
  Successfully navigated the operational, safety and economic challenges presented by the COVID-19 pandemic, without Company-wide downsizing or furloughs.

  •
  Implemented changes to our executive leadership team in connection with our shift to a global functional structure, elevating four Vice Presidents to our executive leadership team.

For further discussion of our use of non-GAAP measures and a reconciliation to the comparable GAAP measure, see "Item 7—Management's Discussion and Analysis of Financial Condition and Results of Operations—Non-GAAP Performance Measures" in our Annual Report on Form 10-K for the year ended December 31, 2020.

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COMPENSATION DISCUSSION & ANALYSIS

Shareholder Approval of Executive Compensation

In 2020 the compensation of our named executive officers was approved by shareholders with approximately 94% of votes cast in favor. Based on this shareholder support of our executive compensation programs, we and the compensation committee believe our compensation program and practices are well aligned with our shareholders' wishes. Our Board members, investor relations and legal function periodically engage with shareholders regarding the structure of our executive compensation programs and corporate governance and we believe the shareholder support of our say-on-pay proposals since 2019 indicates our practices accurately represent the desires of our shareholders. We consider insights obtained through shareholder engagement and the results of our annual advisory say-on-pay proposal to be critical components to the compensation committee's design and oversight of the Company's executive compensation programs.

During fiscal 2020, the compensation committee of the Board reviewed our executive compensation peer group and concluded our peer group adequately aligned our executive officers' pay opportunities with our compensation philosophy. The compensation committee also approved performance metrics for incentive pay that, consistent with prior years, were designed to correlate with the way we evaluate our operational results and reflect measures of performance that drive returns for our stockholders. We will continue to evaluate opportunities to enhance our compensation programs to attract top talent and provide further alignment with the interests of our shareholders.

Compensation Philosophy and Design

Overview

Our executive compensation policies and programs are designed to attract, retain and motivate key executives through competitive and cost-effective programs that reinforce executive accountability and reward the achievement of business and individual results. Executive compensation consists of four main elements: (1) base salary, (2) annual cash incentive awards, (3) long-term incentive compensation, and (4) retirement savings and benefit programs. The relative weighting of each element is aligned with our philosophy of linking pay to performance. A substantial percentage of our executives' compensation is provided in the form of performance-based variable compensation with a greater emphasis on variable components for our senior executives. Annual cash awards are directly linked to corporate results and short-term performance measures, including financial and non-financial goals. Our equity incentive awards align our executives' interests with those of our shareholders and our long-term business objectives. Executive retirement and benefits programs are generally consistent with the broader employee programs offered in the country where an executive primarily provides services to the Company. We provide limited perquisites to our executives and senior management, and such perquisites are only provided to the extent that they reflect particular business needs and objectives.

We strive to provide our NEOs with a compensation package that is market competitive within our industry and recognizes and rewards superior individual and Company performance.

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COMPENSATION DISCUSSION & ANALYSIS

Compensation Mix

The charts below show the 2020 target mix of compensation between salary and short- and long-term incentive compensation for Mr. Bozich, and for our other NEOs as a group. Long-term incentive compensation remains the largest component of our NEOs' compensation in order to incentivize long-term value creation and to provide continued alignment between the interests of our NEOs and shareholders.

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COMPENSATION DISCUSSION & ANALYSIS

Maintaining Best Practices Regarding Executive Compensation

Our compensation committee intends to compensate our NEOs in a manner that is consistent with the objectives and design principles outlined above. We have adopted the following compensation practices, which are intended to promote strong corporate governance and alignment with shareholder's interests:

Compensation Committee Practices

Clawback and Recoupment Policies	We have the right to claw back incentive-based compensation to the extent it was awarded on the achievement of financial results subject to an accounting restatement that should have resulted in the executive receiving a lower amount of compensation had our financial results been properly reported. The Board can recoup this compensation by requiring the reimbursement of compensation previously paid, cancelling outstanding vested or unvested equity awards, or taking any other action permitted by law.

Our equity award agreements also provide for the reimbursement of all or part of any annual incentive compensation if there is a breach by the executive of his or her award agreement or any non-competition, non-solicitation, confidentiality or similar covenant or agreement with us or an overpayment of incentive compensation due to inaccurate financial data.

Share Ownership Guidelines	The compensation committee has adopted share ownership guidelines equal to (i) six times base salary for the CEO, and (ii) two times base salary for our other NEOs. All executives to whom the share ownership guidelines apply were in compliance at year-end 2020. The guideline must be achieved by 5 years from the date of hire for newly hired executives.

Until the ownership requirement is met, the executive must retain as a holding requirement: (i) 50% of the shares issued after vesting and settlement of restricted stock units ("RSUs") (shares net of all applicable taxes), and (ii) 50% of the shares issued following the exercise of a stock option or the vesting and settlement of performance stock units ("PSUs") (after satisfaction of the exercise price and net of all applicable taxes and full cost to exercise, as applicable).

Mitigate Undue Risk and Risk Assessment	The compensation committee regularly assesses whether our compensation programs and arrangements for our employees encourage excessive risk-taking. We mitigate undue risk in our compensation program by instituting strong governance policies such as capping potential payments, utilizing multiple performance metrics, striking a balance between short- and long-term incentives and adopting share ownership requirements.
Compensation at Risk	We grant a high percentage of at-risk compensation to our executive officers. We believe this is essential to creating a culture of pay-for-performance.
Double-Trigger Change-in-Control Provisions	Our executive officers only receive change-in-control benefits under their equity awards or their employment agreements if their employment is also terminated without cause (or by the executive for good reason) within a specified period following a change in control.
No 280G Gross-Up Provisions	The compensation committee does not permit 280G gross-up provisions in the Company's executive employment agreements and amendments.
Anti-Hedging and Pledging Policy	We prohibit our directors, executive officers, and all employees from hedging or pledging the Company's securities.
Independent Compensation Consultant	The compensation committee retains and annually reviews the independence of its compensation consultant.

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COMPENSATION DISCUSSION & ANALYSIS

How We Make Compensation Decisions

Our compensation & talent development committee (the "compensation committee") is responsible for, among other matters: (1) reviewing key executive compensation goals, policies, plans and programs; (2) reviewing the compensation of our executive officers; (3) reviewing and approving employment agreements and other similar arrangements between the Company and our executive officers; and (4) administering our equity-based plans and other incentive compensation plans.

Our Chief Executive Officer and President reviews annually with the compensation committee each NEO's performance (other than his own) and recommends to the compensation committee appropriate base salary, annual cash incentive awards and long-term equity incentive awards (to the extent applicable with respect to a particular year) for these NEOs. Based upon the recommendations of our Chief Executive Officer and President, and after considering the objectives of our executive compensation program, as described above, as well as the factors described below under "Use of Benchmarking Comparison Data", the compensation committee approved the annual compensation packages of our executive officers. In 2020, the compensation committee also approved Mr. Bozich's compensation, including his base salary, annual cash incentive award, long-term equity incentive awards. See "—Narrative Disclosure to Summary Compensation Table and Grants of Plan Based Awards Table; Other Narrative Disclosure" for a description of each NEO's employment agreement terms.

In making decisions with respect to any element of a NEO's compensation, the compensation committee considered the total compensation that may be awarded to the executive, including salary, annual cash incentive awards and long-term incentive compensation. In addition, in reviewing and approving employment agreements for our NEOs, the compensation committee considered the other benefits to which the officer is entitled by the agreement, including compensation payable upon termination of the executive's employment under a variety of circumstances. Our goal is to award compensation that is competitive to attract and retain highly qualified leaders and that motivates them to drive strong business performance. We believe that our compensation programs align executive and shareholder interests, while allowing compensation to vary based on each executive's individual contributions to the Company and to the Company's overall performance.

Use of Independent Compensation Consultant

The compensation committee has retained Willis Towers Watson as its independent compensation consultant. Willis Towers Watson provides the compensation committee with advice on a broad range of executive compensation matters. The scope of their services includes, but is not limited to, the following:

  •
  Apprising the compensation committee of compensation-related trends and developments in the marketplace;

  •
  Informing the compensation committee of regulatory developments relating to executive compensation practices;

  •
  Providing the compensation committee with an assessment of the market competitiveness of the Company's executive compensation;

  •
  Assessing the composition of the peer companies used for comparative purposes;

  •
  Assessing the executive compensation structure to confirm that no design elements encourage excessive risk taking; and

  •
  Identifying potential changes to the executive compensation program to maintain competitiveness and ensure consistency with business strategies, good governance practices and alignment with shareholder interests.

During fiscal 2020, Willis Towers Watson attended all but one of the regularly scheduled meetings of the compensation committee.

In addition to providing the compensation committee with these executive compensation consulting services in 2020 for which it received aggregate fees of $208,000, Willis Towers Watson also provided the Company with the following additional services for which it received fees totaling $425,000: international actuarial support for pension plans in multiple countries, including global actuarial coordination of results; actuarial support for one of the Company's U.S. welfare benefit plans; health and benefit brokerage services; and rewards data surveys. Before Willis Towers Watson undertook any compensation support work for the Company's management, the compensation committee was consulted and approved the scope of work.

The compensation committee actively considered the range of the additional services that Willis Towers Watson was already providing to the Company when it made the decision to retain Willis Towers Watson as its independent compensation consultant in 2020. The compensation committee assessed the independence of Willis Towers Watson pursuant to applicable SEC rules and concluded that no conflict of interest exists that would prevent Willis Towers Watson from independently representing the compensation committee.

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COMPENSATION DISCUSSION & ANALYSIS

Use of Benchmarking Comparison Data

The compensation committee selects a peer group of companies, with assistance from Willis Towers Watson, for use in making compensation decisions with respect to the total mix and amount of compensation. This peer group consists of companies in the chemical and chemical-related industries, as well as companies in the container and packaging and the paper and forest product industries. The compensation committee reviewed various market-based metrics of the peer group that it deemed appropriate, which included enterprise value, revenue, market capitalization, and EBITDA margins, to establish compensation benchmarks.

The compensation committee may annually review the companies included in our peer group and may add or eliminate companies as it determines is appropriate. For 2020, the compensation committee maintained the same peer group as the prior year. The peer group selected for making fiscal 2020 compensation decisions consisted of the following 20 companies:

Ashland Global Holdings Inc.	H.B. Fuller Company	Silgan Holdings Inc.
Avient Corporation (1)	Kraton Corporation	Stepan Company
Cabot Corporation	Methanex Corporation	Tronox Limited
Domtar Corporation	Minerals Technologies Inc.	Valvoline Inc.
Element Solutions Inc.	NewMarket Corporation	Venator Materials PLC
Graphic Packaging Holding Company	Olin Corporation	W. R. Grace & Co.
Greif, Inc.	RPM International Inc.

(1)
Formerly PolyOne Corporation

Additionally, the compensation committee reviewed data from Willis Towers Watson to supplement data from the peer group. This data allowed the compensation committee to obtain a broader understanding of market compensation levels.

2020 Compensation Structure & Performance

The principal components of our executive compensation program include both short-term and long-term compensation. Short-term compensation consists of an executive's annual base salary and annual cash incentive award. Long-term compensation may include grants of share-based incentives as determined by the compensation committee. Certain elements of compensation of our NEOs were determined through direct negotiation with the executives at the time of their hiring.

Base Salary

Setting appropriate levels of base pay allows us to attract and retain an executive leadership team that will continue to meet our commitments to customers, sustain profitable growth and create value for our shareholders. The base salaries for our NEOs are determined based on the scope of their responsibilities and our compensation committee members' collective knowledge of competitive compensation levels, as well as competitive compensation benchmarking data from Willis Towers Watson based on our peer group and survey data. Base salaries are reviewed annually by the compensation committee and adjusted from time to time to reflect individual responsibilities, performance and experience, as well as market compensation levels.

In 2020 the compensation committee approved a 5.7% increase to Mr. Stasse's base salary. There were no increases to base salary approved for Messrs. Bozich or Chaclas, or Ms. Heezen. Under the term of his employment agreement, Mr. Lanning's base salary was CHF 458,191.50 for 2020. Mr. Stedman's base salary was increased to CHF 495,000 before his departure from the Company.

Annual Cash Incentive Plan

Our annual cash incentive plan ("ACI Plan") is designed to create a pay for performance culture by aligning the compensation program to the achievement of our strategic and business objectives and with shareholder interests. Our business objectives are to: (1) provide a safe working environment; (2) deliver strong recurring profits relative to our industry; (3) effectively manage our working capital; (4) demonstrate effective cost management; and (5) provide EBITDA growth that is stronger than the industry. The actual amount that will be paid in respect of an ACI Plan award is based on a combination of the achievement of Company performance goals as well as individual performance. The performance goals and metrics are reviewed and approved by the compensation committee at the beginning of the year. At the end of the year, the amount paid to each NEO is based on the achievement of the Company performance goals and an assessment of the executive's overall performance.

For 2020, the ACI Plan was designed to align our executives' compensation with the Company's business plan and priorities for the year, and reward performance based on the following three components:

  •
  Financial Performance: measured by Company EBITDA, adjusted as described below;

  •
  Responsible Care®: Injuries, Spills and Process Safety Incidents; and

  •
  Individual Goals: Performance against defined business/functional and individual goals.

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COMPENSATION DISCUSSION & ANALYSIS

We believe that Adjusted EBITDA is a key measure of our financial performance, removing the impacts of our capital structure (such as interest expense), asset base (such as depreciation and amortization) and tax structure as well as other non-recurring items. Therefore, for purposes of the annual cash incentive plan, we define Adjusted EBITDA, which is considered a non-GAAP measure, as net income (loss) from continuing operations before interest expense, net provision for income taxes; depreciation and amortization expense; loss on extinguishment of long-term debt; asset impairment charges; gains or losses on the disposition of businesses and assets, restructuring charges; acquisition related costs and benefits, and other items. Our Adjusted EBITDA performance target metric for the 2020 ACI Plan awards was set consistent to our 2020 business plan that was approved by the Board, but is adjusted to exclude earnings from the Company's American Styrenics segment and its Feedstocks segment, and to exclude the impacts of raw material timing. Despite the impact of the COVID-19 pandemic on the global economy, the Company achieved Adjusted EBITDA in line with its business plan for 2020, as well as successfully bidding to acquire certain assets of Arkema S.A., in a transformational acquisition for the Company. See "Item 7—Management's Discussion and Analysis of Financial Condition and Results of Operations—Non-GAAP Performance Measures" of our Annual Report on Form 10-K for the year ended December 31, 2020 for more information on our approach to calculating Adjusted EBITDA and a reconciliation to the comparable GAAP measure. We exclude the earnings of our Americas Styrenics segment because as a joint venture the Company does not have direct control of its day-to-day operations. Additionally, we also exclude the earnings of our Feedstocks segment and the impacts of raw material timing because market volatility within this segment and timing impacts are generally outside of our executives' control but can have a significant positive or negative impact on the Company's financial performance.

We believe industry-leading environmental, health and safety metrics, as well as individual performance, are important measures for establishing performance objectives and measuring the performance of our NEOs. We are a Responsible Care® company and our environment, health and safety policy states that protecting people and the environment is part of everything we do and every decision we make. Each employee has a responsibility to ensure that our products and operations meet applicable government and Company standards.

The 2020 ACI Plan includes three key environment, health and safety metrics that we track for our Company—Recordable Injuries as defined by OSHA, Process Safety Incidents as defined by the American Chemistry Council, and Loss of Primary Containment, which defines a containment as any physical device used to contain a chemical or plastic resin as part of our manufacturing processes. Incentive payouts with respect to these metrics are determined based on our achievement rating for Responsible Care® performance and in accordance with the threshold, target and maximum levels set forth in the table below.

In addition, each NEO had individual performance goals that included, depending on the NEO: corporate Adjusted EBITDA; asset, product optimization and customer profitability; organizational effectiveness; people; and cost management. The results achieved against each of these individual goals were assessed by the compensation committee and a percentage rating was assigned to each NEO.

The table below shows the weight and targets of the component metrics, along with the payout opportunity for the ACI Plan.

Performance Goal	Weight of Metric in ACI Plan (%)	Threshold Target	100% Performance Target	Exceeds Target
1. Financial Performance
2020 Adjusted EBITDA Target (Per 2020 Business Plan)	60%	$219M	$258M	$323M
2. Responsible Care®
Recordable Injuries*	5%	7	5	3
Loss of Primary Containment*	5%	7	5	3
Process Safety Incidents*	5%	2	1	0
Responsible Care ® Sub-total	15%
3. Individual Goals	25%

Total Opportunity at Target	100%
Maximum Opportunity	200%

*
Metrics represent incident count.

The Company's financial performance metric was based on an Adjusted EBITDA target of $258 million and threshold Adjusted EBITDA target of $219 million. The actual year-end Adjusted EBITDA for purposes of the 2020 ACI Plan was $245 million, which represents the Company's year-end Adjusted EBITDA of $299 million excluding $67 million and $5 million in earnings from our joint ventures and Feedstocks segment, respectively, and excluding the negative impact of $18 million of unfavorable raw material timing, as described above. Based on our 2020 audited financial results, our compensation committee determined that our financial performance component

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COMPENSATION DISCUSSION & ANALYSIS

resulted in 86% payout of the Adjusted EBITDA component of the ACI Plan, as set forth in the table below. All payout values in this table are shown as a percentage of target.

	Actual Result	Payout as % of Target	Payout as % of Total Target Bonus
Financial Performance (Adjusted EBITDA)	$245M	86%	52%

Our achievement rating for the Responsible Care® portion of the bonus qualified each NEO for 83% of the Responsible Care® component of the ACI Plan, as set forth below. All payout values in this table are shown as a percentage of target.

	Actual Result	Payout as % of Target	Payout as % of Total Target Bonus
Responsible Care®
Recordable Injuries*	9	0%	0%
Loss of Primary Containment*	6	50%	2.5%
Process Safety Incidents*	0	200%	10%

Responsible Care® Total		83%	12.5%

*
Metrics represent incident count.

The table below shows the contribution of each performance metric under our ACI Plan to the actual bonus award earned by our NEOs. All values in this table are shown as a percentage of target.

NEO	EBITDA (60%)	Responsible Care (15%)	Individual Goals (25%)	Actual Payout as a % of Target
Frank A. Bozich	86%	83%	164%	105%
David Stasse	86%	83%	150%	101%
Angelo N. Chaclas	86%	83%	147%	101%
Alice L. M. Heezen	86%	83%	112%	92%
Andre Lanning	86%	83%	125%	95%
Timothy M. Stedman	86%	83%	100%	89%

During 2020, the target bonus for each NEO under the ACI Plan was based on a percentage of base salary. The table below shows the 2020 target annual incentive award for each NEO and the actual award payable, based on Company performance metrics and individual performance goals.

NEO	Target Payout as % of Base Salary	Target Payout Amount		Actual Payout as a % of Target	Actual Payout Amount
Frank A. Bozich	130%	$1,300,000		105%	$1,364,354
David Stasse	70%	$350,000		101%	$355,110
Angelo N. Chaclas	70%	$311,500		101%	$313,712
Alice L. M. Heezen (1)	55%	$223,839		92%	$205,843
Andre Lanning (1)	28%	$137,402		95%	$130,822
Timothy M. Stedman (1) (2)	65%	$309,251	(2)	89%	$275,111

(1)
Ms. Heezen's, and Messrs. Lanning's and Stedman's compensation is payable in CHF and was converted using the foreign exchange rate of US$1.071 to CHF1.00. This rate was determined by averaging the monthly exchange rates in effect during 2020.

(2)
Mr. Stedman was paid a pro-rata portion of his ACI award for 2020 based on the terms of his separation agreement. Mr. Stedman's original Target Payout Amount was CHF 495,000. This column reflects the pro-rata portion of the Target Payout Amount, in USD.

Long-Term Equity Incentive Compensation

Our compensation committee approved equity grants to certain key employees, including the NEOs, which were awarded in February 2020. Each of our NEOs received an equity award comprised of three types of awards: options to purchase our ordinary shares (30%), RSUs (30%), and PSUs (40%). The total award is based on a target percentage of their base salary, as shown in the table below. These awards are subject to time-based vesting conditions, with RSUs vesting in full on the third anniversary of the date of grant, PSUs vesting in full on the third anniversary of the date of grant, subject to the Company's relative total shareholder return ("TSR") performance, and

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options vesting in three equal annual installments beginning on the first anniversary of the date of grant. In each case, vesting is generally subject to the NEO's continuous employment with us on the applicable vesting date.

NEO	LTI Target %	LTI Target Amount
Frank A. Bozich	275%	$2,750,000
David Stasse	150%	$750,000
Angelo N. Chaclas	150%	$667,500
Alice L. M. Heezen (1)	108%	$439,539
Andre Lanning (1)	32%	$137,397
Timothy M. Stedman (1)	155%	$821,725

(1)
Ms. Heezen's and Messrs. Lanning and Stedman's compensation is payable in CHF and was converted using the foreign exchange rate of $US 1.071 to CHF1.00. This rate was determined by averaging the monthly exchange rates in effect during 2020.

(2)
Mr. Stedman's outstanding unvested LTI awards continued to vest through his final date of employment. Any outstanding LTI awards unvested as of the final date of employment were forfeited.

Since 2017 the Board has granted PSUs as part of each NEO's target equity compensation package to increase the percentage of at-risk, long-term incentive-based compensation. We believe the use of PSUs, in a higher concentration of equity compensation as compared to the RSU and stock option components, provides greater alignment between our executive compensation program and the creation of shareholder value through the Company's long-term strategic initiatives. In addition, our Board considers the stock options to be performance-based because a stock option will only have value to the extent that our stock price increases after the date the stock option is granted.

PSUs granted under the Equity Plan will vest on the third anniversary of the grant date, subject to the Company's relative TSR performance, assuming the reinvestment of dividends, against the performance of 49 other chemical companies with shares traded on a major U.S. stock exchange and that have a market capitalization exceeding $500 million at the time the award is granted. The peer group for the 2020 PSU grants is as follows:

Air Products and Chemicals, Inc.	FMC Corporation	PPG Industries, Inc.
Albemarle Corporation	GCP Applied Technologies Inc.	PQ Group Holdings Inc.
Ashland Global Holdings Inc.	H.B. Fuller Company	Quaker Houghton Corporation
Axalta Coating Systems Ltd.	Huntsman Corporation	RPM International Inc.
Balchem Corporation	Ingevity Corporation	Sensient Technologies Corporation
Cabot Corporation	Innospec Inc.	Sociedad Quimica y Minera de Chile S.A.
Celanese Corporation	International Flavors & Fragrances Inc.	Stepan Company
CF Industries Holdings, Inc.	Koppers Holdings Inc.	The Chemours Company
Chase Corporation	Kronos Worldwide, Inc.	The Mosaic Company
Corteva, Inc.	Linde plc	The Scotts Miracle-Gro Company
Dow, Inc.	Livent Corporation	The Sherwin-Williams Company
DuPont de Nemours, Inc.	LyondellBasell Industries N.V.	Tredegar Corporation
Eastman Chemical Company	Minerals Technologies Inc.	Tronox Limited
Ecolab Inc.	NewMarket Corporation	Valvoline Inc.
Element Solutions Inc	Olin Corporation	W. R. Grace & Co.
Ferro Corporation	Orion Engineered Carbons S.A.	Westlake Chemical Corporation
PolyOne Corporation (now Avient)

The number of 2020 PSUs that will vest based on the achievement of performance goals will be as follows:

	TSE Performance			Payout %
Metric	Threshold	Target	Maximum	Threshold	Target	Maximum
2020 - 2023 TSE TSR (relative to Performance Peer Group)	25th Percentile	50th Percentile	75th Percentile	50%	100%	200%

*
Vesting is interpolated between the 25th and 50th and between the 50th and 75th percentiles.

Regardless of the targets above, vesting is capped at 100% of target if the Company's TSR is negative for the performance period. Additionally, the total value of the awards delivered at vesting is capped at three times the target shares multiplied by the grant date share price. Because we assume reinvestment of dividends, dividend equivalents accrue during the performance period. However, dividend equivalents will be paid only if and to the extent the PSUs vest, since we do not believe the executives should receive the benefit of such dividend earnings if the performance criteria associated with the PSU award is not otherwise met. The PSU awards

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granted to NEOs in 2018 did not meet the minimum performance threshold requirement and therefore none of these awards vested in 2021.

Other Compensation Matters

Retirement Benefits

Our qualified U.S. savings plan (the "401(k) plan") provides for (1) annual discretionary Company contributions and (2) employer matching contributions to be credited to participants' accounts. The U.S.-based NEOs participate in this plan on the same basis as our other employees. We also maintain a non-qualified U.S. savings and deferral plan in which each of our U.S.-based NEOs may participate. This plan allows participants to defer a portion of their compensation on a pre-tax basis, with matching contributions from the Company that are payable at a future date based on the terms of the plan. Additionally, the plan provides for discretionary Company contributions in connection with earnings that are in excess of the limitations set forth in the 401(k) Plan.

Our NEOs do not participate or have account balances in any qualified or non-qualified defined benefit pension plans sponsored by the Company, with the exception of Ms. Heezen, Mr. Lanning and Mr. Stedman, who participated in our Switzerland-based defined contribution retirement plan. Our NEOs do not participate in any supplemental employee retirement plan or have such a plan provided by their agreement.

Severance Benefits

Our NEOs are eligible for severance benefits under their employment agreements upon certain terminations of employment. The agreements provide Mr. Stasse, Mr. Chaclas and Ms. Heezen with severance benefits in an amount equal to 1.5 times the sum of the executive's annual base salary and target bonus paid monthly over 18 months. Mr. Lanning's agreement provides severance benefits in an amount equal to 1.0 times the sum of his annual base salary and target bonus paid monthly over 18 months. Mr. Bozich's employment agreement provides him with severance benefits, upon certain terminations of employment, in an amount equal to 2.0 times the sum of his annual base salary and target bonus paid monthly over 24 months.

We provide change-in-control severance benefits to certain executives, including our current NEOs. These change-in-control severance benefits are designed to minimize the distraction and uncertainty that could affect key management in the event we become involved in a transaction that could result in a change in control of the Company and to enable the executives to impartially evaluate such a transaction. These change-in-control benefits are structured with "double trigger" terms. Under the terms of these agreements, each NEO is entitled to a lump sum payment equal to the severance benefits set forth above (rather than payment of severance benefits in installments) if the NEO's employment is terminated other than for "Cause" or if the NEO resigns for "good reason," as defined in the agreements, within two years following a change in control of the Company. The compensation committee does not permit 280G gross-up provisions in its executive employment agreements or amendments.

Mr. Stedman was appointed as Special Advisor to the CEO and Executive Leadership, in connection with a reorganization of the Company's management team, effective May 1, 2020, and left the Company on August 16, 2020. In connection with his termination, Mr. Stedman entered into a separation agreement with the Company's subsidiary, Trinseo Europe GmbH, pursuant to which he received a severance amount equal to 1.5 times the sum of his base salary and target cash bonus, which is being paid in equal monthly installments for a period of eighteen (18) months after his final date of employment. Mr. Stedman also received continued health and welfare benefits as provided in his employment contract. Mr. Stedman was paid a pro-rata portion of his ACI award for 2020 based on his final date of employment. Mr. Stedman's outstanding unvested LTI awards continued to vest under the Amended & Restated 2014 Omnibus Incentive Plan (the "Equity Plan") through his final date of employment. Any outstanding unvested LTI awards that remained unvested as of the final date of employment were forfeited, including Mr. Stedman's equity retention award granted in 2018. Any vested stock options were exercisable in accordance with the terms of the Equity Plan.

Other Compensation

Each NEO is eligible to participate in our generally-applicable benefit plans, such as savings, medical, dental, group life, disability and accidental death and dismemberment insurance, in accordance with country practices. Additionally, the Company may offer certain perquisites to certain executives when appropriate or necessary to recruit or retain talented and qualified individuals. As a Company that operates worldwide, we often offer certain types of perquisites to our executives, such as moving or commuting expenses or tuition payments for executives' children, in order to compensate individuals who relocate. See the footnotes to the "Summary Compensation Table" and the "Narrative Disclosure to Summary Compensation Table and Grants of Plan Based Awards Table; Other Narrative Disclosure" below for more details regarding the other compensation paid to our NEOs.

Anti-Hedging and Pledging Policy

The Board has adopted a policy prohibiting hedging transactions and disallowing pledging transactions subject to certain narrow exceptions. Pursuant to this policy, no officer, director or employee may engage in short sales, hedging or monetization transactions, such as zero-cost collars and forward sale contracts, puts, calls, or other derivative securities including options, warrants, convertible

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securities, stock appreciation rights or similar securities. This prohibition does not apply to exercise of Company stock options. Officers, directors and employees are also prohibited from maintaining Company securities in a margin account. No officer, director or employee of the Company may pledge Company securities as collateral for a loan without first showing financial capacity to repay the loan and obtaining preapproval from the Company's Chief Compliance Officer.

Timing of Awards

We regularly award annual equity grants to our executive officers in February of each year, so as to provide a pre-set schedule for our equity grants that won't be impacted by events external or internal to the Company. New hires may, depending on the timing of their hire, be eligible for a grant at the next board meeting following his or her hire.

Compensation Committee Report

The compensation committee has reviewed and discussed the Compensation Discussion and Analysis section (the "CD&A") required by Item 402(b) of Regulation S-K with management. Based on such review and discussions, the compensation committee recommended to the Board that the CD&A be included in this proxy statement on Schedule 14A.

THE COMPENSATION COMMITTEE

K'Lynne Johnson, Chair
Jeffrey J. Cote
Jeanmarie Desmond
Matthew Farrell
Sandra Beach Lin
Philip R. Martens

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Executive Compensation

Summary Compensation Table

The following table sets forth information regarding the compensation paid to or earned by our NEOs for the years ended December 31, 2020, 2019 and 2018, as applicable. For additional information, please read the footnotes and narrative disclosures that follow the table.

Name and Principal Position	Year	Salary ($) (2)	Bonus ($) (3)	Stock Awards ($) (4)	Option Awards ($) (5)	Non-Equity Incentive Plan Compensation ($) (6)	Changes in Pension Value and Non-qualified Deferred Compensation Earnings ($) (7)(8)	All Other Compensation ($) (9)	Total ($)
Frank A. Bozich	2020	882,692	—	1,935,997	826,322	1,364,354	—	26,554	5,035,919

President and Chief Executive	2019	830,137	538,244	4,050,985	824,675	460,000	—	165,557	6,869,598

Officer

David Stasse	2020	472,596	—	528,002	225,363	355,110	326	51,784	1,330,174

Executive Vice President &	2019	427,748	—	207,447	88,775	106,667	—	51,751	882,390

Chief Financial Officer

Angelo N. Chaclas	2020	420,611	—	469,935	200,569	313,712	6,599	51,407	1,462,833

Senior Vice President and	2019	445,000	—	483,250	199,953	137,839	—	60,867	1,326,908

Chief Legal Officer	2018	435,000	—	448,224	182,397	142,553	—	58,079	1,266,253

Alice L. M. Heezen (1)	2020	406,980	—	297,616	127,027	205,843	215,271	—	1,252,738

Senior Vice President,	2019	382,926	—	299,177	123,778	90,825	103,793	—	1,000,500

Human Resources

Andre Lanning	2020	441,788	267,750	92,510	39,705	130,822	420,903	5,355	1,398,832

Vice President of Strategy,
Corporate Development &
Marketing Communication

Timothy M. Stedman (1)	2020	445,000	—	556,400	237,481	275,111	288,099	375,519	2,177,610

Former Senior Vice President,	2019	483,696	—	472,337	195,429	147,376	171,309	3,902	1,474,049

Strategy & Corporate Development	2018	491,693	261,212	1,876,672	208,234	155,805	341,112	110,475	3,445,203

(1)
Compensation for Ms. Heezen and Messrs. Lanning and Stedman was paid or is payable in CHF. The amount of compensation earned or received during 2020, 2019 and 2018 was converted using the foreign exchange rate of US$1.071 to CHF1.00, US$1.007 to CHF1.00, and US$1.02436 to CHF1.00, respectively. These rates have been determined by averaging the exchange rates in effect for each calendar year.

(2)
U.S. salaried employees are paid on a bi-weekly schedule. In 2020, there were 27 pay periods rather than the usual 26 pay periods. Salaries earned in 2020 for Messrs. Bozich, Stasse and Chaclas were higher than each executive's annualized base salary due to the additional pay period. Additionally, Messrs. Bozich, Stasse and Chaclas each took voluntary pay reductions during the 2nd quarter of 2020. Mr. Bozich agreed to reduce his pay during the quarter by 50%, while Messrs. Stasse and Chaclas agreed to reduce their pay during the quarter by 25%.

(3)
The amount in this column paid to Mr. Lanning in 2020 is related to a retention and sign-on award that was part of his employment offer. The amounts in this column for 2019 for Mr. Bozich reflect the one-time lump sum cash payment made to him in connection with his appointment as Chief Executive Officer and President, which was intended to compensate Mr. Bozich for the forfeiture of certain compensation from his previous employer. The cash bonus fully vests on the two-year anniversary of his start date with the Company, subject to his continued employment with the Company. Prior to such time, in the event that Mr. Bozich's employment with the Company terminates as a result of a termination by the Company for cause or he terminates his employment with the Company without good reason, he will be required to repay the pro-rata unvested portion of the bonus to the Company.

(4)
The amount in this column reflects the fair value of restricted stock unit and performance unit awards granted in the periods presented, calculated in accordance with ASC 718. The assumptions used for determining fair value are described in Note 17 to our consolidated financial statements filed with our Annual Report on Form 10-K. The grant date fair value of the PSU awards granted in 2020, assuming achievement of the highest level of performance (200% of the target award) is as follows: $2,221,976 for Mr. Bozich, $606,016 for Mr. Stasse, $539,357 for Mr. Chaclas, $341,589 for Ms. Heezen and $638,609 for Mr. Stedman.

(5)
The amount in this column reflects the fair value of option awards granted in the periods presented, computed using the Black-Scholes pricing model, whose inputs and assumptions are as of the grant dates and described in Note 17 to our consolidated financial statements filed with our Annual Report on Form 10-K.

(6)
This amount includes each NEO's earned annual cash incentive payout as discussed in "Compensation Discussion and Analysis—Compensation Elements—Annual Cash Incentive Plan" above.

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(7)
The amount in this column reflects the aggregate change in the actuarial present value of the applicable NEO's accumulated benefit under our defined benefit pension plan and arrangements in respect of each year in the table. Messrs. Bozich, Stasse and Chaclas did not participate in pension and other postretirement benefit arrangements.

(8)
No amount is reported with respect to earnings on non-qualified deferred compensation plans because above market rates are not provided under such plans. See "—U.S. Non-Qualified Deferred Compensation Table" below for information with respect to the NEOs' deferred compensation amounts for 2020.

(9)
Included in "All Other Compensation" for fiscal year 2020 were the following items:

NEO	401k Plan ($) (i)	Non-qualified deferred comp plan ($) (ii)	Relocation Services ($) (iii)	Tax Gross-up ($) (iv)	Severance Payments ($) (v)	Other ($) (vi)	Total ($)
Frank A. Bozich	22,373	—	2,230	1,570	—	381	26,554
David Stasse	25,658	25,745	—	—	—	381	51,784
Angelo N. Chaclas	25,445	25,581	—	—	—	381	51,407
Alice L. M. Heezen	—	—	—	—	—	—	—
Andre Lanning	—	—	—	—	—	5,355	5,355
Timothy M. Stedman	—	—	—	—	375,519	—	375,519

(i)
Represents Company matching and discretionary contributions to the 401(k) Plan.

(ii)
Represents Company matching and discretionary contributions to our non-qualified deferred compensation plan (such amounts are also included in the "U.S. Non-Qualified Deferred Compensation Table" below).

(iii)
Represents relocation expense provided to Mr. Bozich for his move to Berwyn, PA.

(iv)
Mr. Bozich received a gross-up for tax purposes on the relocation expenses paid on his behalf. Please see "—Narrative Disclosure to Summary Compensation Table and Grants of Plan Based Awards Table; Other Narrative Disclosure" for a description of Mr. Bozich's employment agreement.

(v)
Represents severance payments made to Mr. Stedman as per his separation agreement.

(vi)
Represents the aggregate of all other compensation items paid to the NEOs for personal benefits, which individually do not exceed $10,000. For Messrs. Bozich, Stasse, and Chaclas, these amounts represent group life insurance premiums. For Mr. Stedman, the amount in this column represents tax preparation support. For Mr. Lanning, the amount represents a child allowance offered by the Swiss government.

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Grant of Plan-Based Awards Table

The following table shows all plan-based awards granted to the NEOs during 2020. All equity awards were granted under the Equity Plan as a target percentage of each NEOs base salary with the target value of the equity award comprised of stock options (30%), RSUs (30%), and PSUs (40%). See "Compensation Discussion and Analysis—Compensation Elements—Long-Term Equity Incentive Compensation" for more information regarding the 2020 equity awards. All NEOs earned cash incentive awards for 2020 performance under the Company's ACI Plan. See "Compensation Discussion and Analysis—Compensation Elements—Annual Cash Incentive Plan" above.

		Estimated Future Payouts Under Non-Equity Plan Awards (1)			Estimated Future Payouts Under Equity Plan Awards (2)

Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	All other stock awards: Number of shares of stock or units (#) (3)	All other option awards: Number of securities underlying options (#) (4)	Exercise or Base Price of Option Awards ($/sh)	Closing Stock Price on Grant Date ($/sh)	Grant Date Fair Value of Stock and Option Awards ($)
Frank A. Bozich
Options	2/25/2020	—	—	—	—	—	—	—	125,743	24.30	—	$826,322

RSUs	2/25/2020	—	—	—	—	—	—	33,951	—	—	24.30	$825,009

PSUs	2/25/2020	—	—	—	22,634	45,267	90,534	—	—	—	24.30	$1,110,988

ACI Plan	1/1/2020	—	1,300,000	2,600,000	—	—	—	—	—	—	—	—

David Stasse
Options	2/25/2020	—	—	—	—	—	—	—	34,294	24.30	—	225,363

RSUs	2/25/2020	—	—	—	—	—	—	9,259	—	—	24.30	224,994

PSUs	2/25/2020	—	—	—	6,173	12,346	24,692	—	—	—	24.30	303,008

ACI Plan	1/1/2020	—	350,000	700,000	—	—	—	—	—	—	—	—

Angelo N. Chaclas
Options	2/25/2020	—	—	—	—	—	—	—	30,521	24.30	—	200,569

RSUs	2/25/2020	—	—	—	—	—	—	8,241	—	—	24.30	200,256

PSUs	2/25/2020	—	—	—	5,494	10,988	21,976	—	—	—	24.30	269,678

ACI Plan	1/1/2020	—	311,500	623,000	—	—	—	—	—	—	—	—

Alice L. M. Heezen
Options	2/25/2020	—	—	—	—	—	—	—	19,330	24.30	—	127,027

RSUs	2/25/2020	—	—	—	—	—	—	5,219	—	—	24.30	126,822

PSUs	2/25/2020	—	—	—	3,480	6,959	13,918	—	—	—	24.30	170,795

ACI Plan	1/1/2020	—	223,839	447,678	—	—	—	—	—	—	—	—

Andre Lanning
Options	2/25/2020	—	—	—	—	—	—	—	6,042	24.30	—	39,705

RSUs	2/25/2020	—	—	—	—	—	—	3,807	—	—	24.30	92,510

ACI Plan	1/1/2020	—	137,402	274,805	—	—	—	—	—	—	—	—

Timothy M. Stedman
Options	2/25/2020	—	—	—	—	—	—	—	36,138	24.30	—	237,481

RSUs	2/25/2020	—	—	—	—	—	—	9,757	—	—	24.30	237,095

PSUs	2/25/2020	—	—	—	6,505	13,010	26,020	—	—	—	24.30	319,304

ACI Plan	1/1/2020	—	309,251	618,503	—	—	—	—	—	—	—	—

(1)
Represents awards provided under our ACI Plan discussed above under "Compensation Discussion and Analysis—Compensation Elements—Annual Cash Incentive Plan". The maximum amount represents two times the target amount. The actual amounts earned by the NEOs with respect to 2020 are included in the "Non-Equity Incentive Plan Compensation" column of the Summary Compensation Table above.

(2)
This column represents unvested PSUs granted in 2020. All PSUs vest on the third anniversary of the grant, subject to achieving certain performance metrics. The number of PSUs that vest upon completion of the performance period can range from 0 to 200% of the original grant.

(3)
This column represents unvested RSUs granted in 2020. All RSUs vest in full on the third anniversary of the grant date.

(4)
Option awards vest in three equal installments beginning on the first anniversary of the grant date.

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Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table; Other Narrative Disclosure

Employment Agreements with Current Executives

Each NEO is employed by us pursuant to a written agreement of employment. We entered into new executive employment agreements with Mr. Bozich in December 2018, Mr. Stasse in April 2019, Mr. Chaclas in January 2020, Ms. Heezen in June 2019 and Mr. Lanning in May 2020. Mr. Bozich's employment agreement provides for an initial three-year term, which may be terminated with at least one year prior written notice. Mr. Stasse's and Mr. Chaclas' agreements provide for an initial term of one year and are subject to automatic one-year extensions beginning on the expiration of the initial term, which may be terminated with at least 90 days' prior written notice from the executive or the Company stating the intent not to extend the employment term.

Under the terms of their agreements, Messrs. Bozich, Stasse, Chaclas and Lanning and Ms. Heezen are entitled to receive minimum annual base salaries in 2020 of $1,000,000, $475,000, $445,000, CHF 458,191.50 and CHF 380,000, respectively. These salaries are subject to annual review by the Board (or a committee thereof) during the first 90 days of each calendar year, and the base salary in respect of such calendar year may be increased above, but not decreased below, its level for the preceding calendar year. Each NEO is also entitled to participate in our employee and fringe benefit plans as may be in effect from time to time on the same general basis as our other employees.

Under their employment agreements, Messrs. Bozich, Stasse, Chaclas and Lanning and Ms. Heezen had target bonus opportunities under our ACI Plan equal to 130%, 65%, 55%, 28% and 55%, respectively, of their base salaries. For 2020, these payouts were paid near or slightly above target due to the Company's financial performance near target, as well as for outstanding personal performance of those NEOs involved in the Company's successful bid to acquire certain assets of Arkema S.A. and in light of their performance despite challenges presented by the COVID-19 pandemic. See "Compensation Discussion and Analysis—2020 Compensation Structure and Performance—Annual Cash Incentive Plan" for additional details on how the cash incentive awards were determined.

Employment Arrangements with Former Executives

Mr. Stedman entered into an employment agreement with the Company in January 2020 with an initial term of one year, and subject to automatic one-year extensions beginning on the expiration of the initial term. The automatic extension of the agreement could be terminated with at least 90 days' prior written notice from Mr. Stedman or the Company stating their intent not to extend the employment term. Mr. Stedman was appointed as Special Advisor to the CEO and Executive Leadership, effective May 1, 2020, in connection with a reorganization of the Company's management team, and left the Company on August 16, 2020. Under his employment agreement, during 2020 Mr. Stedman was entitled to receive an annual base salary of CHF 495,000 and a target bonus opportunity under our annual cash incentive plan equal to 70% of his base salary. Mr. Stedman's annual incentive plan payment for 2020 was eligible for payout pursuant to the terms of his separation agreement. Mr. Stedman's amount was prorated pursuant to the terms of his separation agreement. See "Compensation Discussion and Analysis—2020 Compensation Structure and Performance—Annual Cash Incentive Plan" for additional details on how the cash incentive awards were determined.

Equity Awards under Amended & Restated 2014 Omnibus Incentive Plan

Each of our NEOs participated in our Equity Plan in 2020. Messrs. Bozich, Stasse, Chaclas and Lanning and Ms. Heezen received an annual target equity incentive award under the Equity Plan of 275%, 150%, 150%, 32% and 108% respectively, of their base salaries. Mr. Stedman received an annual target equity incentive award under the Equity Plan of 155% of his base salary, which awards were forfeited pursuant to the terms of his separation agreement. The value of the equity award is split among stock options (30%), RSUs (30%), and PSUs (40%).

RSUs granted under the Equity Plan will vest in full on the third anniversary of the grant date, generally subject to the executive's continued employment with the Company on the vesting date. Upon a termination of employment due the employee's death or disability prior to the vesting date, or termination without cause within 2 years of a change in control, the RSUs will vest in full. Upon the employee's retirement or upon termination of employment by the Company without cause in connection with a restructuring or redundancy prior to the vesting date, the RSUs will vest in part, prorated based on the employee's termination date. In the event the employee voluntarily resigns or is terminated for cause, all unvested RSUs will be forfeited. Each award holder is entitled to an amount equal to any cash dividend or repayment of equity paid by the Company upon one ordinary share for each RSU held by the award holder ("dividend equivalents"). Award holders have no right to receive the dividend equivalents unless and until the associated RSUs vest. The dividend equivalents will be payable in cash and will not accrue interest.

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PSUs granted under the Equity Plan will vest on the third anniversary of the grant date, subject generally to the executive's continued employment and to the Company's relative total shareholder return ("TSR") performance, assuming the reinvestment of dividends, against the performance of 49 other chemical companies with shares traded on a major U.S. stock exchange and that have a market capitalization exceeding $500 million dollars at the time the award is granted. The amount of PSUs that will vest are generally as follows:

Trinseo Percentile Ranking Relative to Peer Group	% of Target Shares Vested*
Under 25th percentile	0%
25th percentile	50%
50th percentile	100%
75th percentile	200%

*
Vesting is interpolated between the 25th and 50th and between the 50th and 75th percentiles

Regardless of the foregoing targets, vesting of the PSUs is capped at 100% of target if the Company's TSR is negative for the three-year performance period. Additionally, the total value of the awards delivered at vesting is capped at three times the target shares multiplied by the grant date share price. Because the Company assumes reinvestment of dividends, dividend equivalents accrue during the performance period. However, dividend equivalents will be paid only if, and to the extent, the PSUs vest, since we do not believe the executives should receive the benefit of such dividend earnings if the performance criteria associated with the PSU award is otherwise not met.

Upon a termination of employment due to the employee's death or disability prior to the vesting date, the performance vesting requirements will be deemed to have been met and a pro-rated portion of the PSUs will vest based on the employee's termination date. Upon an employee's retirement, a pro-rated portion of the PSUs will vest based on the employee's termination date, subject to meeting the performance vesting requirements. If an employee is terminated without cause within 2 years of a change in control, the PSUs will vest based on a meeting the performance vesting requirements during the performance period ending on the date of the change in control. In the event the employee voluntarily resigns or is terminated for cause, all unvested PSUs will be forfeited.

The option awards issued under the Equity Plan, which contain an exercise term of nine years from the grant date, vest in three equal annual installments beginning on the first anniversary the grant date, generally subject to the employee remaining continuously employed on the applicable vesting date. Upon a termination of employment due to the employee's death or disability prior to the vesting date, or termination without cause within 2 years of a change in control, the options will vest immediately. Upon the employee's retirement or a termination of employment by the Company without cause in connection with a restructuring or redundancy prior to a vesting date, the options will continue to vest on the original vesting schedule. In the event the employee voluntarily resigns or is terminated for cause, all vested and unvested options will be forfeited.

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EXECUTIVE COMPENSATION

Outstanding Equity Awards at Fiscal Year-End Table

The table below sets forth certain information regarding outstanding and unvested equity awards held by the NEOs as of December 31, 2020. The awards below represent RSUs, PSUs, and options issued under our Amended & Restated 2014 Omnibus Incentive Plan.

		Option Awards				Stock Awards

Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Options (#) (1) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of shares or units of stock that have not vested (#) (2)	Market value of shares or units of stock that have not vested ($) (3)	Equity Incentive Plan Awards: Number of Unearned Shares, Units, or Other Rights that have Not Vested (#) (4)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that have Not Vested ($) (3)
Frank A. Bozich	2/25/2020	—	125,743	24.30	2/25/2029	33,951	1,738,631	45,267	2,318,123

	3/4/2019	17,813	35,627	50.95	3/4/2028	35,819	1,834,291	41,217	2,110,723

David Stasse	2/25/2020	—	34,294	24.30	2/25/2029	9,259	474,153	12,346	632,239

	2/26/2019	1,923	3,847	51.02	2/26/2028	4,066	208,220	—	—

	9/14/2018	—	—	—	—	2,668	136,628	2,668	136,628

	2/22/2018	2,564	1,283	81.20	2/22/2027	2,468	126,386	—	—

	2/16/2017	2,530	—	71.45	2/16/2026	—	—	—	—

	2/22/2016	2,346	—	26.97	2/22/2025	—	—	—	—

	6/25/2015	846	—	27.81	6/25/2024	—	—	—	—

	2/27/2015	—	—	18.14	2/27/2024	—	—	—	—

Angelo N. Chaclas	2/25/2020	—	30,521	24.30	2/25/2029	8,241	422,022	10,988	562,695

	3/4/2019	—	—	—	—	—	—	5,240	268,340

	2/26/2019	4,332	8,664	51.02	2/26/2028	3,925	200,999	—	—

	2/22/2018	5,454	2,728	81.20	2/22/2027	2,250	115,223	3,000	153,630

	2/16/2017	8,253	—	71.45	2/16/2026	—	—	—	—

	2/22/2016	7,992	—	26.97	2/22/2025	—	—	—	—

	2/27/2015	7,892	—	18.14	2/27/2024	—	—	—	—

Alice L. M. Heezen	2/25/2020	—	19,330	24.30	2/25/2029	5,219	267,265	6,959	356,370

	3/4/2019	—	—	—		—	—	3,244	166,125

	2/26/2019	2,681	5,364	51.02	2/26/2028	2,430	124,440	—	—

	2/22/2018	2,630	1,316	81.20	2/22/2027	1,085	55,563	1,447	74,101

	2/16/2017	1,129	—	71.45	2/16/2026	—	—	—	—

Andreas Lanning	2/25/2020	—	6,042	24.30	2/25/2029	3,807	$194,956	—	—

Timothy Stedman (5)	—	—	—	—	—	—	—	—	—

(1)
Option awards vest in three equal installments beginning on the first anniversary of the grant date.

(2)
This column represents unvested RSUs. All RSU awards vest in full on the third anniversary of the grant date.

(3)
The market value of the RSU and PSU awards was calculated using the Company's closing stock price on December 31, 2020 of $51.21.

(4)
This column represents unvested PSUs. All PSU awards vest in full on the third anniversary of the grant date, subject to achieving certain performance metrics. The number of the PSUs that vest upon completion of the performance period can range from 0 to 200% of the original grant. The number of unvested PSUs was calculated assuming target (100%) achievement.

(5)
Upon termination of his employment in August 2020, Mr. Stedman's outstanding unvested equity awards were forfeited, and any vested options not exercised within three months of his termination date were also forfeited.

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EXECUTIVE COMPENSATION

Options Exercised and Shares Vested Table

The following table shows the number of options exercised and the number of shares acquired through the vesting of RSU awards by our NEOs during 2020.

	Option Awards			Share Awards

Name	Number of Options Exercised (#)	Value Realized on Exercise ($)		Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Frank A. Bozich	—	—		—	—
David Stasse	—	—		2,554	74,526
Angelo N. Chaclas	—	—		2,381	69,478
Alice L. M. Heezen	—	—		760	22,177
Andre Lanning	—	—		—	—
Timothy M. Stedman	15,020	15,020	(1)	2,294	66,939

(1)
The market price on the date of exercise was $1 greater than the exercise price.

U.S. Non-Qualified Deferred Compensation Table

The following table summarizes the activity during 2020, as well as the year-end account balances, in our non-qualified savings and deferred compensation plan for Messrs. Bozich, Stasse and Chaclas. Ms. Heezen and Mr. Lanning are based in Switzerland, as was Mr. Stedman prior to his termination, and none were eligible to participate in this plan. The plan allows eligible employees, including the NEOs, to defer a portion of their compensation (up to 75% of base salary and up to 100% of annual cash incentive awards) on a pre-tax basis with a matching contribution from the Company, payable at a future date based on specific plan parameters. Additionally, the plan provides for discretionary company contributions in connection with earnings in excess of the limits under the Company's 401(k) plan. While the plan is unfunded, amounts deferred under the plan are credited with earnings based on the performance of selected investment vehicles that are available in the open market. The plan is available to all U.S. employees who satisfy certain eligibility requirements, including the NEOs. An eligible participant can elect to receive a distribution under the plan in the form of a lump sum payment upon separation from service with the Company. Additionally, a participant may elect to receive a distribution at a specified future date in either a single lump sum or a series of annual installments over a period of 5 to 10 years. However, this latter distribution option is only available for the elective deferral of a participant's base salary and annual cash incentive award. Company matching and discretionary contributions must be paid as a lump sum at separation from employment.

Name	Executive Contributions in 2020 ($) (1)	Company Contributions in 2020 ($) (2)	Aggregate Earnings in 2020 ($) (3)	Aggregate Withdrawals/ Distributions in 2020 ($)	Aggregate Balance as of December 31, 2020 ($) (4)
Frank Bozich	—	—	—	—	—
David Stasse	$25,188	$25,745	$326	$—	$110,409
Angelo N. Chaclas	$23,825	$25,581	$6,599	$—	$186,055

(1)
Represents the amount contributed under the non-qualified savings and deferred compensation plan. This amount is included in the Summary Compensation Table as part of "Salary".

(2)
Includes matching and discretionary amounts that were contributed by the Company under the non-qualified savings and deferred compensation plan. These amounts are also included in the Summary Compensation Table in the "All Other Compensation" column.

(3)
Represents earnings on account balances under the Company's non-qualified savings and deferred compensation plan. Amounts are not reported as compensation in the Summary Compensation Table.

(4)
Includes amounts that were reported as compensation in the Summary Compensation Table in 2020 and prior years to the extent such amounts were contributed by the executive and the Company, but not to the extent that such amounts represent earnings.

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EXECUTIVE COMPENSATION

Pension and Other Postretirement Benefits

Switzerland Retirement Plan

The Switzerland retirement plan is a fully insured defined contribution pension plan. Future retirement benefits are calculated based on accumulated savings at retirement, which consists of savings contributions made by the employee and the Company, and an annually credited interest rate that is contingent upon investment results. Actual retirement benefits will be dependent on investment results, actual rate of interest applied on the savings capital, potential future changes in plan regulation and/or legal changes and future salary changes. The amount of pensionable salary is calculated using base pay plus the annual target bonus amount minus a coordination amount that reflects the maximum social security pension in place at the time, and is subject to a statutory maximum. Employee and Company contributions are based on the employee's age and determined in accordance with the percentage of pensionable salary as follows:

Name	Employee saving contributions in % of pensionable salary	Employer saving contributions in % of pensionable salary
Alice L. M. Heezen	8.00%	8.00%
Andre Lanning	10.00%	10.00%
Timothy M. Stedman	8.00%	8.00%

In addition, the Company pays the total premiums for risk benefits and other costs. Benefits are paid as a monthly annuity, lump sum or a combination of these two payment forms.

Supplemental Employee Retirement Benefit

The following table shows the actuarial present value of accumulated pension and other post-retirement benefits as of December 31, 2020:

Name	Plan Name	Number of Years of Credited Service (#)	Present Value of Accumulated Benefit ($) (1) (2) (3)	Payments During 2020 ($)
Alice L. M. Heezen	Switzerland Retirement Plan	5.5	$215,271	—
Andre Lanning	Switzerland Retirement Plan	1.5	$288,099	—
Timothy M. Stedman	Switzerland Retirement Plan	n/a	$420,903	—

(1)
Effective May 1, 2020, Mr. Stedman was appointed as Special Advisor to the CEO and Executive Leadership, in connection with a reorganization of the Company's management team, and left the Company on August 16, 2020.

(2)
Mr. Lanning, Mr. Stedman and Ms. Heezen's accumulated benefit is calculated in CHF and was converted using the foreign exchange rate of US$1.071 to CHF1.00. This rate was determined by averaging the monthly exchange rates in effect during 2020.

(3)
The inputs and assumptions used to determine the present value of accumulated benefits, if any, are provided in the table below. These assumptions are consistent with the assumptions set forth in Note 16 to the 2020 consolidated financial statements filed with our Annual Report on Form 10-K.

	Discount rate	Salary increase
Switzerland Retirement Plan	0.06%	2.0%

Payments upon Termination or Change in Control

Messrs. Bozich, Stasse and Chaclas

In the event of an executive's termination of employment for any reason, Messrs. Bozich, Stasse and Chaclas will each be entitled to receive any unpaid base salary through the date of termination and all accrued and vested benefits under our vacation and other benefit plans and, except in the case of a termination by us for "cause" or by the executive without "good reason" (each, as defined in the executive's employment agreement), (i) any annual bonus earned but unpaid with respect to the calendar year ending on or preceding the date of termination and (ii) a pro rata target bonus for the calendar year of termination.

In addition to the severance benefits described above, upon termination of an executive without "cause" or by the executive for "good reason," the executive will be entitled to receive the following severance benefits, subject to the executive's timely execution of a general release of claims.

In the case of Mr. Bozich, in the event of his termination by the Company without "cause" or if Mr. Bozich terminated his employment for "good reason", Mr. Bozich would be entitled to receive a severance amount equal to 2.0 times his annual base salary and target bonus, payable in equal monthly installments over the 24-month period following his termination. Additionally, Mr. Bozich is eligible to receive

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EXECUTIVE COMPENSATION

continued health benefits for a period of 24 months following such termination, provided, however, that if he obtains other employment that offers group health benefits, such continued insurance coverage will terminate, or enrolls in coverage through Medicare, a spousal plan, or an insurance exchange other than COBRA, the Company will pay Mr. Bozich the amount equivalent to the Company's share of COBRA premiums for 24 months as if Mr. Bozich had enrolled in COBRA.

In the case of Messrs. Stasse and Chaclas, each will be entitled to receive, subject to his timely execution of a general release of claims (i) an amount equal to 1.5 times the sum of his respective base salary and target bonus, payable in equal monthly installments over the 18 month period following such termination, and (ii) 18 months of health benefits continuation, provided, however, that if he obtains other employment that offers group health benefits, such continued insurance coverage will terminate. To the extent that any executive experiences a termination of employment by us without "cause" or by the executive for "good reason" within two years following a "change in control" (as defined in the agreements), the cash severance benefits described above will be (or would have been) paid to such executive in a cash lump sum as opposed to in installments.

For Messrs. Bozich, Stasse and Chaclas, to the extent that any payments that are considered to be contingent on a change in control would be subject to Sections 280G and 4999 of the Code, such payments will be reduced if the net benefit to them on an after-tax basis would be greater than receiving the full value of all payments and paying the excise tax. The amounts in the table assume that the full amounts were paid to the executives, without any limitation.

To the extent that any portion of either Messrs. Bozich's, Stasse's or Chaclas' severance amount due to a termination of employment by us without "cause" or by the executive for "good reason" constitutes nonqualified deferred compensation for purposes of Section 409A of the Internal Revenue Code, any payment scheduled to occur during the first 60 days following his termination of employment shall not be paid until the 60th day following his termination.

The agreements with Messrs. Bozich, Stasse and Chaclas contain a non-competition covenant that prohibits the executive from competing against us for a period of two years following termination of employment. These agreements also contain non-solicitation provisions that prohibit the executive from actively soliciting our employees, customers or suppliers during the period of employment and for a period of two years following termination of employment. The executives are also subject to perpetual confidentiality restrictions that protect our proprietary information, developments and other intellectual property.

Ms. Heezen and Mr. Lanning

In the event of termination of his or her employment for any reason, Ms. Heezen and Mr. Lanning will be entitled to receive any unpaid base salary through their date of termination and all accrued and vested benefits under our vacation and other benefit plans and, except in the case of a termination by us for "cause" or by the executive (i) any annual bonus earned but unpaid with respect to the calendar year ending on or preceding the date of termination; and (ii) an amount equal to the pro-rata portion of her target bonus for the calendar year of termination. Ms. Heezen and Mr. Lanning will also each receive payments required by applicable law upon a termination by reason of disability, as described in the table below.

In addition to the severance benefits described above, upon termination of Ms. Heezen or Mr. Lanning by us without "cause", each will be entitled to receive severance benefits, subject to his or her timely execution of a general release of claims. Ms. Heezen's and Mr. Lanning's severance benefits will be an amount equal to 1.5 times and 1.0 times, respectively, of the sum of their annual base salary and target bonus, payable in equal monthly installments over the 18-month period following such termination. To the extent that he or she experiences a termination of employment by us without "cause" or by her for "good reason" within two years following a "change in control" (as defined in their agreement), the cash severance benefits described above will be paid in a cash lump sum as opposed to in installments.

The agreements for Ms. Heezen and Mr. Lanning contain a non-competition covenant that prohibits each executive from competing against us, and non-solicitation provisions that prohibit each executive from actively soliciting our employees, customers or suppliers, for a period of two years, following her termination of employment. Ms. Heezen and Mr. Lanning are also subject to perpetual confidentiality restrictions that protect our proprietary information, developments and other intellectual property.

Potential Payments

The following table provides examples of the potential payments upon termination or upon a termination following a change in control to our NEOs, as if such event(s) took place on December 31, 2020 (the last business day of our most recent fiscal year). The amounts reflected in this table were determined in accordance with each NEO's then existing employment agreement.

Amounts shown do not include (i) accrued but unpaid salary and vested benefits, including pension (as described above) and (ii) other benefits earned or accrued by the named executive officer during his or her employment that are available to all salaried employees and that do not discriminate in scope, terms or operations in favor of executive officers. With respect to any termination of employment, each NEO is entitled to receive accrued but unpaid base salary through the date of termination of employment, accrued but unpaid vacation and pension benefits (as described above) through such date, and, in the case of a termination due to death, earned but unpaid bonus, if any, for the immediately preceding calendar year and a pro-rata bonus for the year of termination.

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EXECUTIVE COMPENSATION

Name	Termination Trigger	Cash Separation Payment ($) (1)	Health and Welfare Benefits ($) (2)	Value of Previously Unvested Equity Awards ($) (3)	Value of Insurance Benefit ($) (4)	2020 Target Cash Compensation ($) (5)	Cash Separation Payment Multiple
Frank A. Bozich	Termination for Cause	—	—	—	—	—

	Termination Without Cause	4,600,000	21,190	5,069,523	—	2,300,000	2

	Death	—	—	9,126,388	500,000	—

	Disability	—	21,190	9,126,388	250,000	—

	Change in Control	4,600,000	21,190	11,705,537	—	2,300,000	2

David Stasse	Termination for Cause	—	—	—	—	—

	Termination Without Cause	1,275,000	21,190	1,435,845	—	850,000	1.5

	Death	—	—	2,205,305	500,000	—

	Disability	—	21,190	2,205,305	250,000	—

	Change in Control	1,275,000	21,190	2,705,118	—	850,000	1.5

Angelo N. Chaclas	Termination for Cause	—	—	—	—	—

	Termination Without Cause	1,134,750	13,327	1,190,577	—	756,500	1.5

	Death	—	—	2,082,266	500,000	—

	Disability	—	13,327	2,082,266	250,000	—

	Change in Control	1,134,750	13,327	2,617,502	—	756,500	1.5

Alice L. M. Heezen	Termination for Cause	—	—	—	—	—

	Termination Without Cause	946,229	—	734,318	—	630,820	1.5

	Death	—	—	1,270,581	—	—

	Disability	—	—	1,270,581	—	—

	Change in Control	946,229	—	1,606,594	—	630,820	1.5

Andre Lanning	Termination for Cause	—	—	—	—	—

	Termination Without Cause	628,126	—	218,014	—	628,126	1.0

	Death	—	—	362,115	—	—

	Disability	—	—	362,115	—	—

	Change in Control	628,126	—	362,115	—	628,126	1.0

(1)
Cash separation payments are generally payable in installments except for payments upon a change in control, which are generally payable in a lump sum.

(2)
Ms. Heezen and Mr. Lanning receive government sponsored health and welfare benefits, and therefore, do not participate in the Company's health and welfare benefit plans.

(3)
Represents the value associated with equity awards issued under our Amended & Restated 2014 Omnibus Incentive Plan (the "Equity Plan"), described in "Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table" above and dividend equivalents paid, as applicable on these awards. Under our Equity Plan, RSUs and options vest in full upon death, disability, or a change in control, and vest in part in certain circumstances when termination is without cause. PSUs vest in full upon a change in control, and vest in part upon death or disability. The value of the equity awards granted under our Equity Plan was calculated using the Company's closing stock price on December 31, 2020 of $51.21. While the number of PSUs that vest can range from 0 to 200% of the original grant, the information in the table above was calculated presuming performance was at target, and therefore 100% of the original grant.

(4)
Represents the maximum value of insurance payable on death due to accident or dismemberment or in the event of permanent disability. The insurance death benefit would be $250,000, where the executive's death was due to a cause other than accident or dismemberment. Employees in Switzerland are not covered under the employee life insurance policy and only receive applicable social system death benefits.

(5)
Represents NEO's base salary plus target ACI Plan payout amount.

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CEO PAY RATIO

CEO Pay Ratio

Based on a review of our internal records, we believe there were no significant changes to the global employee population or employee compensation arrangements in 2020. Therefore, the Company used the same median employee for the 2020 CEO pay ratio calculation identified in 2019 to calculate this year's pay ratio, and calculated the total annual compensation for this employee using the same methodology as used for our named executive officers. Total compensation for 2020 for our CEO was $5,035,919, and the median employee's total compensation was $84,959. Therefore, as further described in the table below, the Company's 2020 ratio of CEO pay to median worker pay is 59:1.

Compensation Element	CEO ($)	Median Employee ($)
Annual Salary	$882,692	$71,015
Overtime (OT), Double Time (DT), and Shift Differential (SD)	$—	$6,167
Salary (including OT, DT and SD)	$882,692	$77,182
Bonus	$—	$1,000
Fair Value of Stock Awards	$1,935,997	$—
Fair Value of Option Awards	$826,322	$—
Non-equity Incentive Plan Compensation	$1,364,354	$2,137
Change in Pension Value	$—	$—
All Other Compensation	$26,554	$4,640
Summary Compensation Table Totals	$5,035,919	$84,959

2020 CEO Pay Ratio	59:1

SEC rules for identifying the median employee allow companies to adopt a variety of methodologies, and to use reasonable estimates and assumptions that reflect their compensation practices. As such, pay ratios reported by other companies may not be comparable to the Company's pay ratio reported above.

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PROPOSAL 9

Proposal 9—Advisory Vote on the Frequency of Shareholder Votes on Executive Compensation

Pursuant to SEC rules, the Company is providing its shareholders a separate non-binding advisory vote to recommend whether an advisory vote on named executive officer compensation should occur every one, two or three years.

The Board has determined that an advisory vote on executive compensation that occurs every year remains the most appropriate alternative for our Company and recommends an annual vote for the advisory vote on executive compensation. In formulating its recommendation, the Board considered that an annual advisory vote on executive compensation provides the highest level of communication with our shareholders by allowing our shareholders to provide us with their direct input on our named executive officer compensation, as disclosed in the proxy statement, every year.

In the future, we may determine that a less frequent advisory vote is appropriate, either in response to the vote of our shareholders on this proposal or for other reasons.

Shareholders may cast their vote on the preferred voting frequency by choosing the option of one year, two years, three years or abstain from voting when voting on this proposal.

Although this advisory vote on frequency is not binding on Trinseo's Board of Directors, the Board values shareholder views as to what is an appropriate frequency for advisory say-on-pay votes, and welcomes the shareholders' recommendation on this question. If a plurality of votes is cast in favor of an interval other than one year, the Board intends to consider such alternative frequency prior to determining the frequency for say-on-pay votes to be submitted to shareholders in the future.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE OPTION
OF ONCE EVERY YEAR ("1 YEAR") AS THE RECOMMENDED FREQUENCY OF AN ADVISORY VOTE
ON NAMED EXECUTIVE OFFICER COMPENSATION.

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DIRECTOR COMPENSATION

Director Compensation

For each of our non-employee directors, our director compensation program consists of an annual cash retainer payment of $90,000, and an annual equity retainer of restricted stock units with a grant date fair value of $120,000, which vest on the one-year anniversary of their grant date. Additionally, the Board's non-employee chair receives an additional annual cash retainer of $100,000. The non-employee chairs of the audit committee, compensation committee, and nominating and corporate governance committee receive additional annual cash retainers of $25,000, $15,000, and 10,000, respectively.

Our directors are subject to the Company's share ownership guidelines, which stipulate that each director must hold five (5) times their annual cash retainer in Trinseo shares within five (5) years from the date of becoming a Board member. All directors subject to the guidelines are in compliance.

The following table sets forth information concerning the compensation earned by our directors during fiscal 2020.

	Fees Earned or Paid in Cash ($) (1)	Stock Awards ($) (2) (3)		All Other Compensation ($) (4)	Total ($)
Joseph Alvarado	$78,750	$120,000		$—	$198,750
Jeffrey J. Cote	$96,667	$120,000		$—	$216,667
Pierre-Marie De Leener	$78,750	$120,000		$—	$198,750
Jeanmarie Desmond	$22,500	$—		$—	$22,500
Matthew Farrell	$15,000	$—		$—	$15,000
K'Lynne Johnson	$147,375	$120,000		$—	$267,375
Sandra Beach Lin	$78,750	$120,000		$—	$198,750
Philip R. Martens	$80,333	$120,000		$—	$200,333
Donald T. Misheff	$85,917	$120,000		$—	$205,917
Henri Steinmetz	$78,750	$120,000		$25,494	$224,244
Mark Tomkins	$82,708	$120,000		$—	$202,708
Christopher Pappas	$56,250	$120,000	(5)	$—	$176,250
Stephen Zide	$88,250	$120,000	(5)	$—	$208,250

(1)
Consists of annual retainer amounts, which are paid quarterly and prorated based on the director's service dates. In March 2020, each director voluntarily agreed to temporarily reduce their quarterly cash stiped by 50% during the second quarter of 2020 to support the Company's initiatives in light of the uncertainty created by the effects of the COVID-19 and its economic impact on the Company.

(2)
The amounts reported represent the grant date fair value of restricted stock units granted in 2020 calculated in accordance with ASC 718. The assumptions used for determining fair value are described in Note 17 to our consolidated financial statements filed with our Annual Report on Form 10-K.

(3)
As of December 31, 2020, each of our non-employee directors, except for Ms. Desmond and Mr. Farrell, held 4,955 shares pursuant to unvested restricted stock unit awards.

(4)
The amount for Mr. Steinmetz reflects the reimbursement of Value Added Tax incurred for the provision of his director services.

(5)
Mr. Pappas and Mr. Zide retired from the Board in September 2020. Upon their retirement, their 2020 restricted stock unit grants were forfeited.

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PROPOSAL 10

Proposal 10—Approval of Changes to Director Compensation Program

Luxembourg law requires our shareholders to approve our non-executive director compensation program. Our Board periodically evaluates its non-executive director compensation program to ensure that it is designed to remain competitive so that we can continue to attract and retain a qualified and diverse Board. Our Board is requesting shareholder approval to change the Company's non-executive director program in order to increase each director's annual equity retainer from $120,000 to $130,000. In addition, the Board is requesting shareholder approval to change the retainer paid to its non-executive Chair from $100,000 to $130,000.

An analysis by Willis Towers Watson found our overall director compensation, and the retainer paid to our Board Chair, was below the current median for our peer group. See "Compensation Discussion and Analysis—How We Make Compensation Decisions—Use of Benchmarking Comparison Data" for a list of our current peer group. Therefore, this increase in equity compensation will allow us to continue to attract and retain talented and experienced board members, including our Chair, while also recognizing the increasing oversight responsibilities of our directors and in particular our Chair.

We believe maintaining competitive levels of director compensation can also provide for greater Board diversity by attracting a wider pool of director candidates. Additionally, by more heavily weighting our equity compensation component over our cash component, as more of our peers do, we are providing greater alignment between our Board's interests and those of our shareholders.

If approved by a majority of the shares represented in person or by proxy at the General Meeting, the increase to each non-executive directors' equity retainer would be reflected in such directors' 2021 restricted stock unit grant, and the increases to the Board Chair cash retainer increases would be made effective July 1, 2021. Broker non-votes will have no effect on the outcome of this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE APPROVAL OF
THE PROPOSED CHANGE TO THE DIRECTOR COMPENSATION PROGRAM.

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PROPOSAL 11

Proposal 11—Approval of the Company's Luxembourg Statutory Accounts

Pursuant to Luxembourg Law, the Luxembourg Statutory Accounts must be submitted each year to shareholders for approval at the annual general meeting of shareholders.

The Luxembourg Statutory Accounts are prepared in accordance with Luxembourg GAAP and consist of a balance sheet, a profit and loss account and the notes for Trinseo. There is no statement of movements in equity or statement of cash flows included in the Luxembourg Statutory Accounts under Luxembourg GAAP. Profits earned by the subsidiaries of Trinseo are not included in the Luxembourg Annual Accounts unless such amounts are distributed to Trinseo. The Luxembourg Statutory Accounts as of and for the year ended December 31, 2020, show total assets of $702.5 million and profits for the year then ended of $132.4 million. The shareholders of the Company are being asked to approve the Luxembourg Statutory Accounts including, in light of the profits reflected therein, an annual dividend in the amount of the aggregate interim dividends which have already been paid to shareholders.

The Company has declared four interim dividends since the Company's last annual general meeting of shareholders, in the amount of $0.08 per share, declared on February 18, 2021 which was paid on April 22, 2021, $0.08 per share, declared on December 16, 2021 and paid on January 21, 2021, $0.40 per share declared on September 24, 2020 and paid on October 22, 2020, and $0.40 per share declared on June 10, 2020 and paid on July 23, 2020. In accordance with Luxembourg Law, the shareholders of the Company are being asked to approve the Luxembourg Statutory Accounts, including the amount of the interim dividends which have already been paid to shareholders.

The Consolidated Accounts are prepared in accordance with U.S. GAAP, including a footnote reconciliation of equity and net income (loss) to International Financial Reporting Standards as adopted by the European Union ("IFRS"), and consist of a balance sheet, statement of operations, statement of changes in shareholders' equity, statement of cash flows and the accompanying notes.

The Consolidated Accounts present the financial position and results of operations for Trinseo and all of its subsidiaries as if the individual entities were a single company. As of December 31, 2020, the Consolidated Accounts show IFRS total equity of $587.4 million and IFRS net income of $8.1 million for the year then ended.

Trinseo's Luxembourg Statutory Accounts will be made available to shareholders no later than 30 days prior to the General Meeting and will remain posted until the conclusion of the General Meeting. Shareholders may view Trinseo's Luxembourg Statutory Accounts at Trinseo's registered office, or online at our investor relations website, www.investor.trinseo.com.

Pursuant to Luxembourg Law, following shareholder approval of the Luxembourg Statutory Accounts, such accounts must be filed with the Luxembourg trade registry as public documents. If Trinseo does not receive approval of the Luxembourg Statutory Accounts by a majority of the shares represented in person or by proxy at the General Meeting, we cannot make this filing with the Luxembourg trade registry.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR"
APPROVAL OF THE LUXEMBOURG STATUTORY ACCOUNTS.

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PROPOSALS 12 AND 13

Proposal 12—Resolution on the Allocation of the Results of the Financial Year Ended December 31, 2020

Pursuant to Luxembourg Law, shareholders must decide how to allocate the results of the previous financial year based on the approved Luxembourg Statutory Accounts. In the event the Company has profits, the Company's Board of Directors may propose to the shareholders to either declare an annual dividend and, if not yet fully distributed as interim dividends over the financial year under review, distribute those profits or retain such earnings. In the event of losses, the Board generally proposes that such losses be carried forward to the following year.

The Luxembourg Statutory Accounts show profits for the year ended December 31, 2020 of $132,427,477.06.

In light of the amounts already distributed as interim dividends (as described in Proposal 11 above) the Board unanimously recommends shareholders approve an annual dividend in the amount of the aggregate interim dividends which have already been paid to the shareholders and to retain and carry forward the remaining earnings (corresponding to the difference between the profits for the financial year and the annual dividend) to the following year. The approval of this proposal does not preclude the Board from approving interim dividends from profits earned after December 31, 2020 within the parameters provided under our Articles and Luxembourg Law.

This proposal requires the approval of a majority of the shares represented in person or by proxy at the General Meeting.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR"
THE FORGOING ALLOCATION OF THE RESULTS OF THE FINANCIAL YEAR
ENDED DECEMBER 31, 2020.

Proposal 13—Approval of the Granting of Discharge to the Directors and Auditor for the Performance of Their Respective Duties During the Financial Year Ended December 31, 2020

Pursuant to Luxembourg Law, the shareholders must decide whether to give discharge to the directors and auditor for the performance of their duties during the previous financial year at the time the annual accounts of such year are presented to the shareholders for approval.

The granting of discharge to the directors and auditor bars the shareholders from holding the directors and auditor liable in relation to factual matters revealed by and contained in the Luxembourg Statutory Accounts.

This proposal requires the approval of a majority of the shares represented in person or by proxy at the General Meeting.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR"
APPROVAL OF THE GRANTING OF DISCHARGE TO THE DIRECTORS AND AUDITOR
FOR THE PERFORMANCE OF THEIR RESPECTIVE DUTIES DURING THE
FINANCIAL YEAR ENDED DECEMBER 31, 2020.

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AUDIT COMMITTEE MATTERS

Audit Committee Matters

Audit Committee Report

We operate in accordance with a written charter adopted by the Board and reviewed annually by the audit committee, a copy of which is available on our website, www.investor.trinseo.com, under the "Corporate Governance—Committee Composition" section. We are responsible for overseeing the quality and integrity of Trinseo's accounting, auditing and financial reporting practices. In accordance with the rules of the SEC and the NYSE, the audit committee is composed entirely of members who are independent, as defined by the listing standards of the NYSE. Further, the Board has determined that five of its members, Ms. Desmond and Messrs. Cote, Farrell, Misheff and Tomkins, are each audit committee financial experts as defined by the rules of the SEC.

The audit committee met nine times during fiscal 2020 with Trinseo's management and PwC, Trinseo's independent registered public accounting firm, including, but not limited to, meetings held to review and discuss the annual audited and quarterly financial statements and the Company's earnings press releases.

We believe that we fully discharged our oversight responsibilities as described in our audit charter, including with respect to the audit process. We received the written disclosures and the letter from PwC pursuant to Rule 3526, Communication with Audit Committees Concerning Independence, of the Public Company Accounting Oversight Board ("PCAOB") concerning any relationships between PwC and Trinseo and the potential effects of any disclosed relationships on PwC's independence and discussed with PwC its independence. We discussed with management, the internal auditors and PwC, Trinseo's matters including internal control over financial reporting and the internal audit function's organization, responsibilities, budget and staffing. We reviewed with both PwC and our internal auditors their audit plans, audit scope, identification of audit risks and the results of their audit efforts.

We discussed and reviewed with PwC the matters required to be discussed by Auditing Standard No. 1301, "Communications with Audit Committees," as adopted by the PCAOB and, with and without management present, discussed and reviewed the results of PwC's examination of Trinseo's financial statements. We also discussed the results of the internal audit examinations with and without management present.

Audit and Other Fees

The following table shows the fees for professional services rendered by PricewaterhouseCoopers LLP ("PwC") for the year ended December 31, 2020 (fiscal 2020) and the year ended December 31, 2019 (fiscal 2019):

	2020	2019
Audit fees (1)	$5,289,000	$6,419,000
Audit-related fees (2)	$4,990,000	$3,065,000
Tax fees (3)	$203.000	$2,621,000
All other fees (4)	$5,000	$4,000
Total fees	$10,487,000	$12,109,000

(1)
Consists of the audit of the Company's financial statements and evaluation and reporting on the effectiveness of the Company's internal controls over financial reporting, reviews of the Company's quarterly financial statements, as well as services performed in conjunction with other SEC, regulatory, and statutory filings. These fees include $235,811 and $264,148 paid by Trinseo to PricewaterhouseCoopers Société cooperative ("PwC Luxembourg") for services rendered for the audit of all statutory accounts required by Luxembourg law during fiscal 2020 and 2019, respectively.

(2)
Primarily consists of services related to strategic initiatives, pre-implementation reviews of processes and systems, financial due diligence, pension plan audits, and various other agreed upon procedures.

(3)
Consists of tax compliance and preparation fees, tax due diligence, tax audit defense, as well as worldwide tax advisory and consulting services.

(4)
Consists of subscriptions to knowledge tools.

We pre-approve all audit services and all permitted non-audit services by PwC, including engagement fees and terms. Our policies prohibit the Company from engaging PwC to provide any services relating to bookkeeping or other services related to accounting records or financial statements, financial information system design and implementation, appraisal or valuation services, fairness opinions or contribution-in-kind reports, actuarial services, internal audit outsourcing, any management function, legal services or expert services not related to the audit, broker-dealer, investment adviser, or investment banking services or human resource consulting. In addition, we evaluate whether the Company's use of PwC for permitted non-audit services is compatible with maintaining PwC's independence. We concluded that PwC's provision of non-audit services, all of which we approved in advance, was compatible with its independence.

2021 Proxy Statement         114

AUDIT COMMITTEE MATTERS

We reviewed the audited consolidated financial statements of Trinseo as of December 31, 2020 with management and PwC. Management has the responsibility for the preparation of Trinseo's financial statements, and PwC has the responsibility for the audit of those statements.

Based on these reviews and discussions with management and PwC, we recommended to the Board that Trinseo's audited financial statements be included in its Annual Report on Form 10-K for fiscal 2020 for filing with the SEC. We have reviewed and evaluated the performance of PwC, and as a result have selected PwC as the independent registered public accounting firm for fiscal 2021, subject to ratification by Trinseo's shareholders. We have also reviewed and evaluated the performance of PwC Luxembourg, and as a result have selected PwC Luxembourg as the independent auditor for all of Trinseo's statutory accounts required under Luxembourg law for fiscal 2021, subject to ratification by Trinseo's shareholders.

Audit Committee

Mark Tomkins, Chair
Jeffrey J. Cote
Jeanmarie Desmond
Joseph Alvarado
Pierre-Marie De Leener
Donald T. Misheff

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PROPOSALS 14 AND 15

Proposal 14—Ratification of Appointment of the Independent Auditor

The audit committee of our Board has proposed to appoint PwC Luxembourg to be our independent auditor for the year ending December 31, 2021 for all statutory accounts as required by Luxembourg Law for the same period. The audit committee has further recommended that such appointment be submitted for approval by our shareholders at the General Meeting.

Representatives of PwC Luxembourg will be available at the General Meeting, will be given the opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions from you.

This proposal requires the approval of a majority of the shares represented in person or by proxy at the General Meeting.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR"
THE APPOINTMENT OF PWC LUXEMBOURG AS INDEPENDENT AUDITOR FOR
ITS LUXEMBOURG ACCOUNTS.

Proposal 15—Ratification of Appointment of the Independent Registered Public Accounting Firm

The audit committee of our Board has proposed to appoint PwC to be our independent registered public accounting firm for the year ending December 31, 2021 for Trinseo's consolidated financial statements. The audit committee has further recommended that such appointment be submitted for approval by our shareholders at the General Meeting.

Representatives of PwC will be available at the General Meeting, will be given the opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions from you.
This proposal requires the approval of a majority of the shares represented in person or by proxy at the General Meeting.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR"
THE RATIFICATION OF APPOINTMENT OF PWC AS ITS
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

2021 Proxy Statement         116

SHAREHOLDER PROPOSALS & DIRECTOR NOMINATIONS
HOUSEHOLDING
CERTAIN ITEMS

Shareholder Proposals & Director Nominations

A shareholder who intends to nominate a director or present a proposal at the 2022 annual general meeting of shareholders and who wishes the nomination or proposal to be included in the proxy materials for that meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, must submit the proposal in writing to us so that it is received by our Corporate Secretary no later than December 31, 2021. In addition, pursuant to our Articles, one or more shareholders representing at least ten percent (10%) of our ordinary shares outstanding may submit written proposals to the Company for inclusion on the agenda for the 2022 annual general meeting of shareholders if such written proposals are received by the Company at least 22 days before our 2022 annual general meeting of shareholders. Written proposals may be mailed to us at Trinseo S.A., 1000 Chesterbrook Boulevard, Suite 300, Berwyn, Pennsylvania 19312 Attn: Corporate Secretary. A shareholder who intends to nominate a director or present any other proposal at the 2022 annual general meeting of shareholders but does not wish the proposal to be included in the proxy materials for that meeting must provide written notice of the nomination or proposal to us no earlier than 120 days and no later than 90 days before our 2022 annual general meeting of shareholders. We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements. Our Articles describe the requirements for submitting proposals at the annual general meeting. The notice must be given in the manner and must include the information and representations required by our Articles.

Householding

SEC rules permit a single set of annual reports and proxy statements to be sent to any household at which two or more shareholders reside if they appear to be members of the same family. Each shareholder continues to receive a separate proxy card. This procedure is referred to as householding. While the Company does not household in mailings to its shareholders of record, a number of brokerage firms with account holders who are Company shareholders have instituted householding. In these cases, a single proxy statement and annual report will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once a shareholder has received notice from his or her broker that the broker will be householding communications to the shareholder's address, householding will continue until the shareholder is notified otherwise or until the shareholder revokes his or her consent. If at any time a shareholder no longer wishes to participate in householding and would prefer to receive a separate proxy statement and annual report, he or she should notify his or her broker. Any shareholder can receive a copy of the Company's proxy statement and annual report by contacting the Company at its registered office at 26-28, rue Edward Steichen, L-2540 Luxembourg, Grand Duchy of Luxembourg, Attention: Secretary or by accessing it on the Company's website at www.trinseo.com.

Shareholders who hold their shares through a broker or other nominee who currently receive multiple copies of the proxy statement and annual report at their address and would like to request householding of their communications should contact their broker.

Certain Items

Certain items required by Regulation S-K are attached hereto as Annexes A-C.

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ANNEX A

ANNEX A
COMMON DRAFT TERMS OF MERGER

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ANNEX A

DATED 23 APRIL 2021
CROSS-BORDER MERGER
Between
TRINSEO LIMITED
AND
TRINSEO S.A.

COMMON DRAFT TERMS OF MERGER

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THESE COMMON DRAFT TERMS OF MERGER are made between:

(A)
TRINSEO LIMITED, a private company limited by shares incorporated under the laws of Ireland with company number 562693 and having its registered office at Riverside One, Sir John Rogerson's Quay, Dublin 2, D02 X576 (the "Successor Company"); and

(B)
TRINSEO S.A., a public limited company (société anonyme) incorporated under the laws of the Grand Duchy of Luxembourg and registered with the Luxembourg Trade and Company Register under number B 153.549, having its registered address at 26-28 rue Edward Steichen, L-2540 Luxembourg, Grand Duchy of Luxembourg (the "Transferor Company").

PURSUANT TO the provisions of the Irish Regulations (as defined below), the provisions of the Luxembourg Law (as defined below) and the provisions of the Directive (as defined below).

1.     Interpretation

1.1
Definitions

In these Common Draft Terms unless the context otherwise requires or unless otherwise specified:

"Assets" means all assets held by the Transferor Company as at the Effective Time;

"Business" means the business of the Transferor Company as carried on at the Effective Time;

"Business Day" means a day (other than a Saturday or Sunday) on which clearing banks are generally open for business in the Grand Duchy of Luxembourg and Ireland;

"Common Draft Terms" means the present common draft terms of the Cross-Border Merger meaning the common draft terms pursuant to Art. 1021.1(1) of the Luxembourg Law;

"Constitution" means the constitution of the Successor Company;

"CRO" means the Irish Companies Registration Office;

"Cross-Border Merger" means a merger of a national limited liability company with a limited liability company from another EU Member State, as provided for by the Directive, the Irish Regulations and the Luxembourg Law;

"Directive" means Directive 2005/56/EC of the European Parliament and of the Council of Ministers of 26 October 2005 on Cross-Border Mergers of Limited Liability Companies as repealed and codified by Chapter II, Title II of Directive 2017/1132/EU of the European Parliament and of the Council of 14 June 2017 relating to certain aspects of company law and the relevant local laws applicable to merging companies;

"Directors' Explanatory Report" has the meaning given to it in clause 2.3(a);

"Effective Time" means 4:15 p.m. Eastern Standard Time, immediately after the close of trading on NYSE, 12 October 2021 or such other date as may be agreed by the Merging Companies, subject to the approval of the Irish Court;

"EGM" has the meaning given to it in clause 13.1;

"Final Order" means the order made by the Irish Court (defined below) under Regulation 14 of the Irish Regulations pursuant to which the Irish Court approves the completion of the Merger, confirms that the terms and conditions of the Merger are fair (both procedurally and substantively) to the Trinseo Shareholders, and fixes the Effective Time;

"Irish Independent Expert" has the meaning given to it in clause 8.2;

"Irish Court" means the High Court of Ireland;

"Irish Regulations" means the European Communities (Cross-Border Mergers) Regulations 2008 (S.I. No. 157 of 2008), as amended from time to time;

"Liabilities" means all the liabilities of the Transferor Company as at the Effective Time;

"Luxembourg Independent Expert" has the meaning given to it in clause 8.2.;

"Luxembourg Law" means the law of 10 august 1915 on commercial companies, (Loi du 10 août 1915 concernant les sociétés sommerciales), as amended from time to time;

"Luxembourg Official Gazette" means the Recueil Electronique des Sociétés et Associations, or "RESA";

"Merger" means the proposed Cross-Border Merger (by acquisition) of the Transferor Company into the Successor Company under the terms and conditions set forth in these Common Draft Terms, by which the Assets and Liabilities shall transfer by universal succession of title to the Successor Company and the Transferor Company will cease to exist as at the Effective Time;

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"Merger Proxy Statement" means the proxy statement to be furnished to the Trinseo Shareholders in connection with the EGM at which such shareholders will be asked to adopt the resolution to enter into the Merger in accordance with these terms and conditions of the Common Draft Terms;

"Merging Companies" means the Successor Company and the Transferor Company (each as defined above), and "Merging Company" shall be construed accordingly as the context so requires;

"MFSD Nominees" means a private limited company incorporated in Ireland (registered number 87439), whose registered office is at Riverside One, Sir John Rogerson's Quay, Dublin 2;

"PwC Ireland" means PricewaterhouseCoopers, a general Irish partnership with its principal place of business at One Spencer Dock, North Wall Quay, Dublin 1;

"PwC Luxembourg" means PricewaterhouseCoopers, a Luxembourg co-operative company (Société Cooperative);

"NYSE" means the New York Stock Exchange;

"RCS" means the Luxembourg Trade and Company Register;

"Revised Constitution" means the constitution of the Successor Company to be in effect as of the Effective Time, substantially in the form of Schedule 2 hereto;

"Schedules" means the schedules annexed to these Common Draft Terms, and "Schedule" shall be construed accordingly as the context so requires;

"Share Exchange Ratio" means the share exchange ratio for the Merger as described in clause 4.1(b);

"Shareholder Resolution" means the special resolution of the shareholders of the Successor Company to be passed in order to approve these Common Draft Terms, as provided for by Regulation 10 of the Irish Regulations;

"Successor Company's Financial Statements" means the audited abridged financial statements of the Successor Company dated 31 December 2020;

"Successor Company New Shares" means ordinary shares of US$0.01 each in the capital of the Successor Company to be issued to the Trinseo Shareholders on consummation of the Merger in accordance with the Share Exchange Ratio;

"Successor Company Ordinary Shares" has the meaning given to it in clause 3.2(e)(ii)(A);

"Transferor Company's Financial Statements" means the unaudited interim non-consolidated balance sheet of the Transferor Company dated 31 January 2021;

"Transferor Company Shares" means all shares of the Transferor Company issued and outstanding immediately prior to completion of the Merger, as described as at the date of these Common Draft Terms, in clause 3.3(b);

"Trinseo Equity Plans" means the United States law governed Amended and Restated 2014 Omnibus Incentive Plan;

"Trinseo Group" means the group of companies whose ultimate parent is the Transferor Company;

"Trinseo Shareholders" means the shareholders of the Transferor Company;

1.2
Interpretation

(a)
In these Common Draft Terms, unless the context otherwise requires or unless otherwise specified:

(i)
any reference to any statute, statutory provision or to any order or regulation shall be construed as a reference to that statute, provision, order or regulation as extended, modified, amended, replaced or re-enacted from time to time (whether before or after the date of these Common Draft Terms) and all statutory instruments, regulations and orders from time to time made thereunder or deriving validity therefrom (whether before or after the date of these Common Draft Terms);

(ii)
words denoting any gender include all genders and words denoting the singular include the plural and vice versa;

(iii)
all references to recitals, sections, clauses, paragraphs, schedules and annexures are to recitals in, sections, clauses and paragraphs of and schedules and annexures to these Common Draft Terms;

(iv)
headings are for convenience only and shall not affect the interpretation of these Common Draft Terms;

(v)
words such as "hereunder", "hereto", "hereof" and "herein" and other words commencing with "here" shall unless the context clearly indicates to the contrary refer to the whole of these Common Draft Terms and not to any particular section, clause or paragraph hereof;

(vi)
in construing these Common Draft Terms general words introduced by the word "other" shall not be given a restrictive meaning by reason of the fact that they are preceded by words indicating a particular class of acts, matters or things and

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      general words shall not be given a restrictive meaning by reason of the fact that they are followed by particular examples intended to be embraced by the general words and any reference to the word "include" or "including" is to be construed without limitation;

    (vii)
    any reference to "Common Draft Terms" or any other document or to any specified provision of these Common Draft Terms or any other document is to these Common Draft Terms, that document or that provision as in force for the time being and as amended from time to time in accordance with the terms of these Common Draft Terms or that document;

    (viii)
    "writing" or any similar expression includes transmission by fax or by email;

    (ix)
    any reference to a document being in the "agreed form" means in relation to that document the draft of that document which has been initialled by each of the Merging Companies or by their respective solicitors on their behalf by way of identification; and

    (x)
    if any action or duty to be taken or performed under any of the provisions of these Common Draft Terms would fall to be taken or performed on a day which is not a Business Day such action or duty shall be taken or performed on the next Business Day following such day.

1.3
Schedules

(a)
The contents of the Schedules form an integral part of these Common Draft Terms and shall have as full effect as if they were incorporated in the body of these Common Draft Terms and the expressions "these Common Draft Terms" and "the Common Draft Terms" as used in any of the Schedules shall mean these Common Draft Terms and any reference to "these Common Draft Terms" shall be deemed to include the Schedules.

2.
Preliminary

2.1
Background to Merger

(a)
The boards of directors of the Merging Companies believe that giving effect to the Merger will be in the best interests of the Trinseo Group and the Trinseo Shareholders. In arriving at this determination, the boards of directors of the Merging Companies consulted with the Trinseo Group's management along with its legal and tax advisors and considered various factors in its deliberations.

(b)
The boards of directors of the Merging Companies concluded that the Merger is likely to result in benefits to the Trinseo Group and the Trinseo Shareholders which include, among other benefits, (i) simplifying regulatory requirements; (ii) increasing its flexibility on capital deployment, such as the issuance of new shares or the repurchase of shares in the Successor Company; (iii) providing dividend withholding tax benefits to shareholders; and (iv) providing the Trinseo Group with operational efficiencies and reduction of its operating and administrative cost.

(c)
If approved, the Merger will change the Trinseo Group's legal domicile from Luxembourg to Ireland. The board of directors of the Transferor Company and the board of directors of the Successor Company believe the Irish regime represents a more flexible and favourable legal and regulatory environment for Trinseo Group, with financial and legal infrastructure beneficial to Trinseo, without causing any material change to our current business operations, reporting requirements or share listing.

(d)
Therefore the entire board of directors of the Transferor Company and the entire board of directors of the Successor Company propose to merge the Transferor Company into the Successor Company for the purpose of restructuring the economic and legal organisation of its Business.

(e)
Notwithstanding anything to the contrary contained in these Common Draft Terms, the boards of directors of the Merging Companies reserve the right to withdraw from the Merger at any time prior to the issuance of the Final Order.

2.2
Merger by Acquisition

(a)
The Merger shall be carried out as a merger by acquisition in the manner pursuant to Regulation 2(1) of the Irish Regulations and Art 1021-1 to Art 1021-19 of the Luxembourg Law whereby the Successor Company acquires all assets and liabilities by universal succession of title of the Transferor Company and the Transferor Company ceases to exist, in exchange for the allotment and issuance of the Successor Company New Shares to the Trinseo Shareholders, without any cash payment.

(b)
Accordingly, at the Effective Time, the Transferor Company shall merge into the Successor Company pursuant to the terms and conditions of these Common Draft Terms, with the Successor Company being the resulting company and the Transferor Company as the disappearing company.

(c)
As a consequence of the Merger, ownership, title and the possession of the Assets and Liabilities will be transferred to, or assumed by, the Successor Company by universal succession of title by operation of the Irish Regulations and the Luxembourg Law. The Successor Company will become entitled to the Assets, will continue the activities of the Business and shall assume, carry out, perform and complete the Liabilities from the Effective Time. All other rights and obligations of the

2021 Proxy Statement         122

    Transferor Company shall also pass from the Transferor Company to the Successor Company under universal succession of title at the Effective Time.

  (d)
  Following completion of the Merger, and as a consequence of the Merger, the Transferor Company ceases to exist.

2.3
Shareholders of the Merging Companies

(a)
In accordance with Regulation 6 of the Irish Regulations, the board of directors of the Successor Company are required to prepare a report which will set out information on the implications of the Merger for the shareholders of the Successor Company and (where applicable) creditors and employees of the Successor Company, as well as the economic and legal grounds for the Merger. Similarly, in accordance with Art. 1021-5 of the Luxembourg Law, the board of directors of each Merging Company are required to prepare a special board report for the attention of the shareholders which explains the implications of the cross-border merger for shareholders, creditors and employees of the company and state the legal and economic grounds for them, in particular the exchange ratio for the shares or corporate units and indicate any special valuation difficulties which have arisen. The board of directors of the Successor Company and the board of directors of the Transferor Company shall prepare a joint directors' explanatory report to satisfy the requirements of Regulation 6 of the Irish Regulations and Art. 1021-5 of the Luxembourg Law (the "Directors' Explanatory Report").

(b)
The Directors' Explanatory Report shall be made available for inspection by the shareholders of the Successor Company for a period of at least one month. The approval of the shareholders of the Successor Company of these Common Draft Terms is required pursuant to Regulation 10 of the Irish Regulations. Following the expiration of the foregoing notice period, it is proposed that the Shareholder Resolution is passed in order to approve these Common Draft Terms, as provided for by Regulation 10 of the Irish Regulations.

(c)
The Directors' Explanatory Report shall be made available for inspection by the Trinseo Shareholders, the employee representative or if none, the employees themselves at (i) the registered office of the Transferor Company at least one month before the holding of the EGM, as provided for by Art. 1021-5 and Art. 1021-7 of the Luxembourg Law and (ii) on the Transferor's Company's website for a continuous period as of publication of the convening notice to the EGM and until the EGM has been duly held, as provided for in the articles of association of the Transferor Company

3.
The Merging Companies

3.1
The Merging Companies are the Successor Company and the Transferor Company, and are identified as follows:

3.2
The Successor Company

(a)
The Successor Company is Trinseo Limited, a private company limited by shares incorporated under the laws of Ireland and tax resident in Ireland, with company number 562693 and with its registered office at Riverside One, Sir John Rogerson's Quay, Dublin 2, D02 X576.

(b)
The Successor Company has an issued share capital of 150 ordinary shares ordinary shares of €1.00 each.

(c)
The sole shareholder of the Successor Company is MFSD Nominees.

(d)
The Successor Company's shares are not listed on a regulated market and it has not previously offered financial securities to the public.

(e)
Prior to the Effective Time, the Successor Company intends to:

(i)
apply to re-register as an Irish public limited company pursuant to Part 20 of the Companies Act 2014 of Ireland, and

(ii)
(A)
adopt an authorised share capital comprising 4,000,000,000 ordinary shares of US$0.01 each (the "Successor Company Ordinary Shares"), 1,000,000,000 preferred shares of US$0.01 each and 25,000 deferred ordinary shares of €1.00 each;

(B)
convert the existing 150 ordinary shares of €1.00 each currently in issue to deferred ordinary shares; and

(C)
allot and issue 24,850 deferred ordinary shares of €1.00 each to MFSD Nominees,

      ("Legal Capital Changes").

  (f)
  The Successor Company's Constitution (which is in place as of the date of these Common Draft Terms) and the Successor Company's Revised Constitution (which will be in place as of the Effective Time) are attached hereto at Schedule 1 and Schedule 2, respectively.

  (g)
  The Successor Company is not subject to any bankruptcy or insolvency proceedings, has not ceased trading, has not been dissolved or is not in liquidation, and has not filed a petition for suspension of payments.

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3.3
The Transferor Company

(a)
The Transferor Company is Trinseo S.A., a public limited company (société anonyme) incorporated under the laws of the Grand Duchy of Luxembourg and registered with the RCS under number B 153.549, having its registered address at 26-28 rue Edward Steichen, L-2540 Luxembourg, Grand Duchy of Luxembourg.

(b)
The Transferor Company has an issued share capital of USD 487,779.34 represented by 48,777,934 ordinary shares with a nominal value of USD 0.01 each (the Ordinary Shares) with 4.7 million of such Ordinary Shares held in treasury by the Transferor Company (the "Treasury Shares") and 5.7 million held by a wholly owned indirect subsidiary of the Transferor Company (the "Subsidiary held Shares"). All Transferor Company Shares are fully paid up.

(c)
All of the Transferor Company's issued share capital (excluding the Treasury Shares and Subsidiary held Shares) is listed on the NYSE.

(d)
The Transferor Company is not subject to any bankruptcy or insolvency proceedings, has not ceased trading, has not been dissolved or is not in liquidation, and has not filed a petition for suspension of payments.

(e)
No depository receipts for shares in the Transferor Company have been issued with the cooperation of the Transferor Company.

(f)
The Transferor Company has no supervisory board.

(g)
The Transferor Company has no shares issued without profit rights or without voting rights, save for the Treasury Shares and the Subsidiary held Shares that are suspended until re-issued to a third party and whose economic rights can be suspended by the board of directors of the Transferor Company until re-issued to a third party.

4.
Share Exchange Ratio and Terms of Allotment

4.1
Share Exchange Ratio

(a)
The Successor Company shall allot and issue the Successor Company New Shares to the Trinseo Shareholders as consideration for the transfer by universal succession of title of the Assets and Liabilities of the Transferor Company to the Successor Company.

(b)
The boards of directors of the Merging Companies have agreed that the Share Exchange Ratio should be one share in the Successor Company for one share in the Transferor Company, calculated in accordance with the number of Transferor Company Shares immediately prior to the Effective Time.

(c)
The Share Exchange Ratio is based on the fair market value of the Successor Company and on the fair market value of the Transferor Company. In evaluating these components in the determination of the Share Exchange Ratio and in establishing the conditions of the Merger generally, the Successor Company and the Transferor Company used the Successor Company's Financial Statements (as defined above) and the Transferor Company's Financial Statements (as defined above). In that regard, the Merging Companies took into consideration that, as of the date of the Successor Company's Financial Statements, the Successor Company had no retained profits or losses.

(d)
No cash payment will be made to the Trinseo Shareholders, nor will any other consideration be provided pursuant to the Merger (other than the assumption of the Liabilities).

(e)
All Trinseo Shareholders shall be entitled to participate in dividends from the profits of the Successor Company as from the Effective Time.

4.2
Terms of Allotment

(a)
At the Effective Time, the Successor Company shall allot and issue the Successor Company New Shares credited as fully paid to the Trinseo Shareholders (excluding, for the avoidance of doubt, the Successor Company as holder of the Treasury Shares), on the basis of the Share Exchange Ratio and otherwise on the terms and conditions set out in these Common Draft Terms.

(b)
The Successor Company New Shares will rank pari passu in all respects with the Successor Company Ordinary Shares at the Effective Time, including, where the record date for determining entitlements is at or after the Effective Time, the right to all dividends and other distributions (if any) declared, made or paid in respect of the Successor Company Ordinary Shares. No special rights or conditions will affect this entitlement of the Successor Company New Shares (or the holders thereof) in respect of dividends or distributions declared, made or paid on the ordinary share capital of the Successor Company where the record date for determining entitlement to such dividends or distributions is at or after the Effective Time.

(c)
An application will be made to have the Successor Company New Shares admitted to trading on the NYSE as from the Effective Time.

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4.3
Increase in the Successor Company's issued share capital

(a)
As a consequence of the Merger, the Successor Company will increase its issued share capital which, immediately prior to the Merger, will consist, as a result of the Legal Capital Changes, of 25,000 deferred ordinary shares of €1.00 each by allotting and issuing the Successor Company New Shares.

(b)
The Successor Company New Shares will be issued at a premium to their nominal value equal in aggregate to the difference between the market capitalisation of the Transferor Company ("Market Cap") at the Effective Time and the nominal value of the Successor Company New Shares at the Effective Time.

(c)
By way of example, on the basis of assuming an estimated Market Cap of USD$2,828,796,531.11 on 31 March 2021, as detailed in Schedule 3, the total share premium would be USD$2,828,352,240.78 and, based on the allotment and issuance of 44,429,033 Successor Company New Shares (being the number of issued shares in the Transferor Company at the date of these Common Draft Terms), the share premium per share would be USD$63.66.

(d)
The actual value of the share premium must, under Irish company law, be calculated based on the Market Cap as at the Effective Time. This calculation shall be completed as soon as reasonably practicable following the Effective Time.

(e)
Under Irish company law, since the actual value of the share premium must be calculated based on the Market Cap as at the Effective Time:

(i)
In the event that the Market Cap determined as at the Effective Time is higher than that set out above, the Successor Company's share premium account will be higher.

(ii)
In the event that the Market Cap determined as at the Effective Time is less than that set out above, the Successor Company's share premium account will be lower.

(iii)
In no event shall the number of Successor Company New Shares change to reflect any such difference in Market Cap as the exchange ratio is fixed.

5.
Shares or Other Securities in the Transferor Company to Which Special Rights or Restrictions Attach

5.1
There are no individuals or legal entities that have special rights towards the Transferor Company as referred to in Art 1021-1(2) 6° and Art 1021-11(1) of the Luxembourg Law, other than in the capacity of shareholder, so that no special rights or compensation should be granted or allocated on account of the Successor Company. Accordingly, no special rights or compensation should be granted or allocated on account of the Successor Company.

5.2
Save as disclosed in clause 6 of these Common Draft Terms, the Transferor Company has not issued any equity securities or equity-linked securities other than Transferor Company Shares and accordingly no measures are required or proposed under the Merger concerning holders of any such securities.

5.3
No shares or securities will be issued by the Successor Company under the Merger other than the Successor Company New Shares. No special rights or restrictions will apply to any of the Successor Company New Shares to be issued pursuant to the Merger.

6.
Proposal in relation to Trinseo Equity Plans

  The Successor Company will assume all of the Transferor's Company's obligations under the Trinseo Equity Plans. At the Effective Time, the rights of beneficiaries to receive shares, share options or other equity awards under the Trinseo Equity Plans will be converted to equivalent rights to receive ordinary shares, share options or other equity awards in the Successor Company. The Trinseo Equity Plans will be amended in connection with the Merger only to the extent necessary to effect the substitution of the Successor Company for the Transferor Company with regard to the Transferor Company's obligations pursuant to the Trinseo Equity Plans.

7.
Composition of the Board of Directors of the Successor Company

  The composition of the board of directors of the Successor Company shall be amended with effect from the Effective Time with the result that the composition of the board of directors of the Successor Company with effect from the Effective Time shall be the same as the board of directors of the Transferor Company immediately prior to the Effective Time.

8.
Special Advantages

8.1
No special advantages, amounts or benefits will be granted, paid or given or are intended to be granted, paid or given in connection with the Merger to any directors, supervisory board members, or managers of the Merging Companies nor to any auditors or independent experts assisting with the Merger, nor to any third party involved in the intended Merger.

8.2
In accordance with Regulation 7 of the Irish Regulations, PwC Ireland has been appointed for the Successor Company by its board of directors on 18 February 2021 as an independent expert (the "Irish Independent Expert") for the purposes of preparing a report

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  to the shareholders of the Successor Company on the Common Draft Terms. Accordingly, no advantage is granted and no amount or benefit has been or will be paid or given to the Irish Independent Expert except for its fees.

8.3
In accordance with Art. 1021-6 of the Luxembourg Law, PwC Luxembourg has been appointed for the Transferor Company by its board of directors on 18 February 2021 as an independent expert (the "Luxembourg Independent Expert") for the purposes of examining these Common Draft Terms and amongst other things, certifying that the proposed Share Exchange Ratio is fair and reasonable by way of preparing a report to the shareholders of the Transferor Company on the Common Draft Terms. Accordingly, no advantage is granted and no amount or benefit has been or will be paid or given to the Luxembourg Independent Expert except for its fees.

8.4
The report of the Luxembourg Independent Expert shall be made available for inspection by the Trinseo Shareholders at (i) the registered office of the Transferor Company at least one month before the holding of the EGM, as provided for by Art. 1021-7 of the Luxembourg Law and (ii) on the Transferor's Company's website for a continuous period from publication of the convening notice to the EGM until the EGM has been duly held, as provided for in the articles of association of the Transferor Company.

9.
Likely Repercussions on Employment

9.1
Employees

(a)
As at the date of these Common Draft Terms, the Transferor Company has no employees. The Successor Company does not have, nor will have at the Effective Time, any employees.

(b)
As a consequence of the Merger, any employees of the Transferor Company will become employees of the Successor Company by operation of law pursuant to the laws of each of the Merging Companies' jurisdictions. Such employees of the Transferor Company (if any) will continue to be employed on the same terms as they are employed once the Merger has completed. Accordingly, it is anticipated that the Merger will not have any negative impact on the employees (if any) of the Transferor Company.

9.2
Employee Participation

(a)
As at the date of these Common Draft Terms, neither of the Merging Companies has a system of employee participation in force. Accordingly, no obligation arises to elect a special negotiating body or to negotiate an employee participation agreement in accordance with Regulation 23 of the Irish Regulations and Art. 1021-1(4) 3° of the Luxembourg Law.

(b)
Neither of the Merging Companies has a works council, nor is there a works council from a group undertaking of the Merging Companies that is entitled to advise on the intended Merger.

9.3
Agency Workers

  As at the date of these Common Draft Terms, the Transferor Company has no agency workers and the Successor Company has no agency workers.

10.
Accounting

10.1
Treatment for Accounting Purposes

(a)
All of the Assets and Liabilities shall for accounting purposes be treated as those of the Successor Company with effect from the Effective Time. The transactions of the Transferor Company shall be treated as those of the Successor Company from the Effective Time.

(b)
The statutory provisions regarding the legal effectiveness of the Merger shall not be affected.

(c)
As the Successor Company is a company with no trading activity, it will not have any distributable reserves prior to completion of the Merger. As a result of the Merger, the Successor Company will acquire the goodwill of the Transferor Company. The Merger itself, however, will not result in the creation of distributable reserves in the Successor Company.

10.2
Merging Companies' Accounts

(a)
For the purposes of preparing the Common Draft Terms, the Merging Companies used the following financial statements:

(a)
in the case of the Successor Company, the Successor Company's Financial Statements (that is, the audited abridged financial statements made up to 31 December 2020); and

(b)
in the case of the Transferor Company, the Transferor Company's Financial Statements (that is the unaudited interim non-consolidated balance sheet of the Transferor Company dated 31 January 2021).

(b)
As the Transferor Company's latest approved annual accounts are more than 6 months old, the Transferor Company has prepared an unaudited interim non-consolidated balance sheet dated 31 January 2021 which has been prepared (i) in the format of the last adopted annual accounts and (ii) in accordance with Luxembourg law. Accordingly, such unaudited interim

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    non-consolidated balance shall constitute the "merger accounting statement" for the purposes of Regulation 11(3) of the Irish Regulations and Art. 1021-7(1) 3° of the Luxembourg Law.

11.
Evaluation of the Assets and Liabilities

11.1
Evaluation and Description of Assets and Liabilities

(a)
At the Effective Time, all of the Assets and Liabilities shall be transferred to the Successor Company by universal succession of title.

(b)
The description of the Assets and Liabilities is established for information purposes only based on the Transferor Company's Financial Statements. This description is not exhaustive as the Merger will lead to a transfer by universal succession of title of all Assets and Liabilities to the Successor Company as of the Effective Time.

(c)
The final net book value of the assets and liabilities transferred to the Successor Company, and, as a consequence, the resulting net asset value, will be determined by the board of directors of the Successor Company as soon as practicable after the Effective Time.

(d)
The Successor Company will record the Assets and Liabilities acquired from the Transferor Company by universal succession of title in accordance with the accounting standards applicable to the Successor Company.

11.2
Transferred Assets

  For information purposes only, the Assets recorded in the Transferor Company's Financial Statements had a book value of USD $701,092,176.93 on 31 January 2021.

11.3
Transferred Liabilities

(a)
For information purposes only, the Liabilities recorded in the Transferor Company's Financial Statements had a book value of USD $63,137,670.66 on 31 January 2021.

(b)
Should any liability appear over and above the liabilities mentioned above as a result of any error or omission (or any over- or under- provisioning), the Successor Company will assume such liability without any right of recourse against the Transferor Company.

(c)
Furthermore, as a result of the Merger, both pending cases of litigation and possible future cases of litigation involving the Transferor Company, if any, will be transferred to the Successor Company.

11.4
Net Assets Transferred

  Based on the above, the Assets and Liabilities recorded in the Transferor Company's Financial Statements for information purposes had a net book value of USD $637,954,506.27 on 31 January 2021.

12.
Creditors' Rights

12.1
Upon the completion of the Merger, the creditors of the Transferor Company shall become the creditors of the Successor Company. As both Merging Companies are solvent in all respects as at the date of these Common Draft Terms, it is not envisaged that the rights of the creditors of either Merging Company will be adversely affected by the Merger.

12.2
Pursuant to Art. 1021-9 of the Luxembourg Law and notwithstanding any agreement to the contrary, the creditors of the Transferor Company shall be entitled, within two months from the date of publication of the minutes of the EGM approving the Common Draft Terms and the Merger in the Luxembourg official gazette, to apply to the judge presiding at the chamber of the Tribunal d'Arrondissement (district court) dealing with commercial matters in the district in which the registered office of the Transferor Company is located and the hearing of such requests shall be expedited by the court to ensure adequate safeguards for any matured or unmatured debts, to the extent they can credibly demonstrate that due to the Merger, the satisfaction of their claims is at stake and that no adequate safeguards have been obtained from the Transferor Company. The president of the court shall reject the application if the creditor is already in possession of adequate safeguards or if such safeguards are unnecessary, having regards to the financial situation of the Successor Company after the merger. The Transferor Company may cause the application to be turned down by paying the creditor, even if it is a term debt. If the safeguards are not provided with the time limit prescribed; the debt shall immediately fall due. Further information may be obtained free of charge at the registered office of the Transferor Company.

12.3
The creditors of the Successor Company may exercise their rights under Regulation 15 of the Irish Regulations.

13.
EGM

13.1
The extraordinary general meeting of shareholders of the Transferor Company ("EGM") may resolve to enter into the Merger, as proposed by the board of directors of the Merging Companies. The resolution of the EGM of the Transferor Company is not subject to the approval of any other corporate body of the Transferor Company. The resolutions to enter into the Merger shall be

127         2021 Proxy Statement

  adopted by at least two thirds of the votes cast with no less than half of the issued share capital present or represented at the EGM. Should the quorum not be met, a second EGM shall be convened by means of notices published in accordance with the articles of association of the Transferor Company. Resolutions at the second EGM shall be valid regardless of the proportion of share capital represented at that meeting. At both meetings, resolutions must be adopted by at least two -thirds (2/3) of the votes cast

14.
Conditions Precedent

14.1
The Merger shall not be completed unless each of the following conditions precedent has been satisfied:

(a)
the Successor Company's shareholders have approved the Merger and these Common Draft Terms;

(b)
the Trinseo Shareholders have approved the Merger and these Common Draft Terms after review of the Director's Explanatory Report and the report of the Luxembourg Independent Expert and following the provision of information by the board of directors of the Transferor Company to the EGM of any material change in the assets and liabilities of the Transferor Company that took place between the date the Common Draft Terms were drawn up and the date of the EGM called to decide on the merger at least one month after publication of these Common Draft Terms with the RESA, pursuant to Art. 1021-3(1) of the Luxembourg Law;

(c)
the issuance by a Luxembourg notary selected by the Transferor Company of the pre-merger certificate and delivery thereto to the Successor Company, in accordance with Art. 1021-12(2) of the Luxembourg Law;

(d)
the Successor Company's shareholders have approved the Revised Constitution;

(e)
the Successor Company has given full effect to the Legal Capital Changes;

(f)
the Transferor Company has submitted the Merger Proxy Statement to the Irish Court;

(g)
the Successor Company has advised the Irish Court that, based on the Final Order, the Successor Company will rely upon the exemption from U.S. securities law registration available under Section 3(a)(10) under the U.S. Securities Act of 1933 and it will not register the Successor Company New Shares under that Act;

(h)
the placing of advertisements in such publications as the Irish Court may order to ensure the Transferor Company has given its shareholders and creditors prior notice of the hearing of the Irish Court at which such Court will consider the Merger for purposes of approval thereof; and

(i)
the Irish Court has issued the Final Order.

15.
Effect of the Merger

15.1
At the Effective Time:

(a)
the Assets and Liabilities shall transfer to, and be assumed by, the Successor Company by universal succession of title and by operation of law;

(b)
the Successor Company shall, by operation of law, succeed the Transferor Company in all agreements previously entered into by the Transferor Company;

(c)
the activities of the Business shall be continued by the Successor Company;

(d)
the Successor Company shall allot and issue the Successor Company New Shares to the Trinseo Shareholders in accordance with the Share Exchange Ratio;

(e)
the Transferor Company shall cease to exist; and

(f)
without prejudice to the foregoing, the consequences of the Merger set out in Regulation 19(1) of the Irish Regulations and Art 1021-17 of the Luxembourg Law shall apply to the Merger.

15.2
The Merging Companies intend that all the benefits and burdens of ownership of all of the Assets and Liabilities shall transfer to, and be acquired and assumed by, the Successor Company by universal succession of title at the Effective Time. The Merging Companies acknowledge and agree that certain of the transfers contemplated by these Common Draft Terms may nevertheless not be completed at the Effective Time due to the inability of the appearing parties to obtain necessary consents or approvals or the inability of the Merging Companies to take certain other actions necessary to effect such transfers. To the extent that any transfers contemplated by these Common Draft Terms have not been fully effected at the Effective Time, the Successor Company shall use commercially reasonable efforts to obtain any necessary consents or approvals or take any other actions necessary to effect or complete the transfer of any such Assets as promptly as practicable following the Effective Time. In connection therewith, the Successor Company will pay, perform and discharge on behalf of the Transferor Company all of the Transferor Company's obligations with respect to any such transfers in a timely manner and in accordance with the terms thereof.

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16.
Miscellaneous Provisions

16.1
Further Assurances

Each Merging Company shall do, sign or execute, or procure to be done, signed or executed all such other acts, deeds, documents and things as may be necessary or desirable in respect of the Merger and the transfer of the Assets and Liabilities to the Successor Company pursuant to these Common Draft Terms.

16.2
Severability

Each of the provisions of these Common Draft Terms are separate and severable and enforceable accordingly and if at any date any provision is adjudged by any court of competent jurisdiction to be void or unenforceable the validity, legality and enforceability of the remaining provisions hereof and of that provision in any other jurisdiction shall not in any way be affected or impaired thereby.

16.3
Survival of Obligations

The provisions of these Common Draft Terms which shall not have been performed at the Effective Time shall, to the extent possible and to the extent that this does not contravene the legal rules governing the Merger, remain in full force and effect notwithstanding the Effective Time.

16.4
Binding on Successors

These Common Draft Terms shall be binding upon and enure to the benefit of the respective Merging Companies hereto and their respective personal representatives, successors and permitted assigns.

16.5
Whole Common Draft Terms

These Common Draft Terms contain the whole agreement between the Merging Companies relating to the transactions provided for in these Common Draft Terms and supersede all previous agreements (if any) between such Merging Companies in respect of such matters and each of the Merging Companies acknowledges that in agreeing to enter into these Common Draft Terms it has not relied on any representations or warranties except for those contained in these Common Draft Terms.

16.6
Variation

No variation of these Common Draft Terms shall be valid unless it is in writing and signed by or on behalf of each of the Merging Companies hereto, or unless it is required pursuant to an order of the Irish Court or other Luxembourg or Irish authorities.

16.7
Language

These Common Draft Terms have been drawn up in English and are followed by a French version. In case of discrepancies between these versions, the English version shall prevail.

16.8
Governing Law and Jurisdiction

These Common Draft Terms shall be governed by and construed in accordance with the laws of Ireland save to the extent that the application of the laws of Ireland would be contrary to the mandatory rules of the laws of Luxembourg, in which case and to that extent, only the laws of Luxembourg shall apply. Each of the Merging Companies hereto hereby agrees that the courts of Ireland shall have jurisdiction to hear and determine any suit, action or proceedings that may arise out of or in connection with these Common Draft Terms and for such purposes irrevocably submits to the jurisdiction of such courts.

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SIGNED for and on behalf of TRINSEO LIMITED
/s/ Angelo Chaclas Angelo Chaclas Director Date: 23 April 2021
SIGNED for and on behalf of TRINSEO S.A.
/s/ Frank Bozich Frank Bozich Director and authorized representative Date: 23 April 2021

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Schedule 1
Constitution of Successor Company

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COMPANIES ACT 2014
PRIVATE COMPANY LIMITED BY SHARES

CONSTITUTION
OF
TRINSEO LIMITED
(As adopted by Special Resolution on 31 March 2021)

McCann FitzGerald
Solicitors
Riverside One
Sir John Rogerson's Quay
Dublin 2

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CONSTITUTION
of
Trinseo Limited
(As adopted by Special Resolution on 31 March 2021)

1.
The name of the Company is Trinseo Limited.

2.
The Company is a private company limited by shares registered under Part 2 of the Companies Act 2014.

3.
The liability of the members is limited.

4.
The share capital of the Company is €1,000,000 divided into 1,000,000 shares of €1.00 each.

5.
The provisions of the Companies Act 2014 are adopted except, in respect of the optional provisions identified in the Act, to the extent that this constitution provides otherwise or states otherwise (expressly or by import).

5.1
In this constitution the following terms shall have the following meanings:

(a)
"Act" means the Companies Act 2014 and every other enactment which is to be read together with that Act;

"electronic address" means any address or number used for the purposes of sending or receiving documents or information by electronic means; and

"electronic means" means any process or means provided or facilitated by electronic equipment for the processing (including digital compression), storage and transmission of data, employing wires, radio, optical technologies, or any other electromagnetic means.

(b)
Any word or phrase used in this constitution the definition of which is contained or referred to in the Act shall be construed as having the meaning that is, at the date on which this constitution becomes binding on the Company, attributed to it in the Act.

(c)
Unless the contrary intention appears, any expression in this constitution referring to writing (or any cognate word):

(i)
shall be construed as including a reference to printing, lithography, photography and any other mode of representing or reproducing words in a legible and non-transitory form; and

(ii)
subject to regulation 5.21 and to the requirements of the Act, shall include writing in electronic form.

(d)
References in this constitution:

(i)
to execution of any document shall include any mode of execution, whether under seal or under hand or any mode of electronic signature as may from time to time be approved by the directors;

(ii)
to a section is to a section of the Act, unless otherwise stated; and

(iii)
to gender includes, where a person is a body corporate, the neuter gender.

(e)
A notice, communication, document or information is given, served or delivered in electronic form if it is given, served or delivered by electronic means including, without limitation, by sending such notice, communication, document or information by e-mail.

5.2
Where a member has provided an electronic address to the Company the member shall be deemed to have given his or her consent to the use by the Company of electronic means in sending notices or other communications, information or documentation (including without limitation, financial statements) to that member. A member may from time to time notify the Company of a change to the electronic address to be used for such member.

Lien

5.3
The lien conferred by section 80 shall attach to fully paid as well as partly paid shares and shall also apply in respect of all monies immediately payable by the registered holder or his or her estate to the Company.

Allotment

5.4
The directors are hereby generally and unconditionally authorised to exercise all the powers of the Company to allot, issue, grant options over and otherwise dispose of shares within the meaning of section 69. The maximum number of shares that may be allotted under the authority hereby conferred shall be the nominal amount of the authorised but unissued shares in the Company from time to time.

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5.5
Section 69(6) shall not apply to any allotment of shares.

Shares

5.6
In exercising the power to acquire its own shares under section 105 neither the Company nor the directors shall be required to select the shares to be purchased rateably or in any other particular manner as between the holders of shares of the same class or as between them and the holders of shares of any other class or in accordance with the rights as to dividends or capital conferred by any class of shares. Notwithstanding anything to the contrary contained in this constitution, the rights attached to any class of shares shall be deemed not to be varied by anything done by the Company pursuant to this regulation.

Proceedings at General Meetings

5.7
In the application of section 182(5)(b)(ii) to this constitution, the words "the meeting shall be dissolved" shall be substituted for the words "the members present shall be a quorum".

5.8
Section 187(6) shall not apply so that it shall not be necessary to give any notice of an adjourned meeting.

5.9
A poll may be demanded by any member present in person or by proxy and section 189 shall be modified accordingly.

5.10
The time period for the purposes of section 183(6) is any time before the commencement of the meeting or, as the case may be, the taking of the poll.

Single-Member Company

5.11
If and for so long as the Company has only one member:

(a)
in relation to a general meeting, the sole member or a proxy for that member or (if the member is a corporation) a duly authorised representative of that member shall be a quorum;

(b)
a proxy for the sole member may vote on a show of hands;

(c)
the sole member or a proxy for that member or (if the member is a corporation) a duly authorised representative of that member shall be chairperson of any general meeting of the Company; and

(d)
all other provisions of this constitution shall apply with any necessary modification (except to the extent this constitution expressly provides otherwise).

Directors

5.12
In addition to the circumstances provided for in section 148(1), the office of director shall be vacated automatically:

(a)
if the director suffers any event equivalent or analogous to bankruptcy in the State or any other jurisdiction or he or she makes any arrangement or composition with his or her creditors generally; or

(b)
if the director's health is, in the opinion of his or her co-directors, such that he or she can no longer be reasonably regarded as possessing an adequate decision-making capacity; or

(c)
if the director is absent from meetings of the directors for six consecutive months without leave, and during such period his or her alternate director (if any) shall not have attended in his or her stead and the directors resolve that his or her office be vacated; or

(d)
if the director, not being a director holding any executive office for a fixed period, resigns his or her office by notice in writing to the Company; or

(e)
if the director is convicted of an indictable offence and the directors resolve, within six months of becoming aware of the conviction, that his or her office be vacated; or

(f)
if a declaration of restriction is made, or deemed to have been made, in respect of the director under the Act.

5.13
A director appointed by the directors to fill a casual vacancy or as an addition to the board shall not retire from office at the annual general meeting next following his or her appointment.

5.14
Notwithstanding the provisions of section 146, the Company may by ordinary resolution remove any director before the expiration of his or her term of office. Subject to section 144(1), the Company may by ordinary resolution appoint another person in place of the director so removed.

5.15
A resolution or other document signed by an alternate director need not also be signed by his or her appointor and, if it is signed by a director who has appointed an alternate director, it need not be signed by the alternate director when acting in that capacity.

2021 Proxy Statement         134

5.16
Unless the members of the Company shall otherwise determine, and subject always to the other regulations of this constitution, a director is permitted to use, for his or her own benefit, or anyone else's benefit, any of the Company's property where such use is directly or indirectly related to the performance of the directors' duties to the Company or has been authorised (expressly or implicitly) by the directors.

5.17
A director may vote in respect of any contract, appointment or arrangement in which he or she is interested and shall be counted in the quorum present at the meeting and shall not be treated as being in breach of his or her duty set out in section 228(1)(f) of the Act. Section 163 of the Act shall not apply.

5.18
Section 161(6) shall apply subject to:

(a)
the meeting being deemed to take place where the chairperson of the meeting then is unless otherwise decided by the meeting; and

(b)
a director not being able to cease to participate in the meeting by disconnecting his or her telephone or other means of communication unless he or she has previously obtained the express consent of the chairperson of the meeting, and a director shall be conclusively presumed to have been present and to have formed part of the quorum at all times during the meeting unless he or she has previously obtained the express consent of the chairperson of the meeting to leave the meeting.

Financial Statements

5.19
Where the Company is obliged by the Act or by this constitution to send a member (i) copies of the Company's financial statements and of the directors' and auditors' reports or (ii) any other document, such copies or other document may be sent by electronic means to such electronic address as may have been provided to the Company by that person.

Notices

5.20
Subject to the Act, and except where otherwise expressly provided in this constitution, any notice, communication, document or information to be given, served or delivered to or on the Company pursuant to this constitution shall be in writing on paper or, subject to regulation 5.21, in electronic form.

5.21
Subject to the Act and except where otherwise expressly provided in this constitution, a notice, communication, document or information may be given, served or delivered to or on the Company in electronic form only if this is done in such form and manner as may have been specified by the directors from time to time for the giving, service or delivery of notices, communications, documents or information in electronic form. The directors may prescribe such procedures as they think fit for verifying the authenticity or integrity of any such notice, communication, document or information given, served or delivered to or on the Company in electronic form.

5.22
Subject to the Act, and except where otherwise expressly provided in this constitution, any notice, communication, document or information to be given, served or delivered by the Company pursuant to this constitution shall be in writing on paper or in electronic form.

(a)Subject to the Act and except where otherwise expressly provided in this constitution, any notice, communication, document or information to be given, served or delivered in pursuance of this constitution may be given to, served on or delivered to any member by the Company:

  (i)
  by handing same to him or her or his or her authorised agent;

  (ii)
  by leaving the same at his or her registered address;

  (iii)
  by sending the same by the post or other delivery service in a pre-paid cover addressed to him or her at his or her registered address; or

  (iv)
  by sending the notice, communication, document (other than a share certificate) or the information in electronic form to such electronic address as may from time to time be provided by the member in accordance with sub-paragraph (e).

(b)
Where a notice, communication, document or information is given, served or delivered pursuant to sub-paragraph (a)(i) or (ii), the giving, service or delivery thereof shall be deemed to have been effected at the time the same was handed to the member or his or her authorised agent, or left at his or her registered address (as the case may be).

(c)
Where a notice, communication, document or information is given, served or delivered pursuant to sub-paragraph (a)(iii), the giving, service or delivery thereof shall be deemed to have been effected at the expiration of 24 hours after the cover containing it in paper form was posted or given to delivery agents (as the case may be). In

135         2021 Proxy Statement

    proving such giving, service or delivery, it shall be sufficient to prove that such cover was properly addressed, pre-paid and posted or given to delivery agents.

  (d)
  Where a notice, communication, document or information is given, served or delivered pursuant to sub-paragraph (a)(iv), the giving, service or delivery thereof shall be deemed to have been effected at the expiration of 12 hours after the time it was sent.

  (e)
  Where any member has furnished his or her electronic address to the secretary, the delivery to him or her of any notice, communication, document or information by electronic mail (whether contained in the body of the electronic mail message or as an attachment to it) shall be deemed good delivery on the terms set out in sub-paragraph (d) above.

  (f)
  If the Company receives a delivery failure notification following the sending of a notice, communication, document or other information in electronic form to an electronic address in accordance with sub-paragraph (a)(iv), the Company shall give, serve or deliver the notice, communication, document or information on paper or in electronic form (but not by electronic means) to the member either personally or by post or other delivery service addressed to the member at his or her registered address or (as applicable) by leaving it at that address. This shall not affect when the notice, document or information was deemed to be received in accordance with sub-paragraph (d).

5.24
Every person who, by operation of law, transfer or other means, shall become entitled to any share shall be bound by every notice or other document which, prior to his or her name and address being entered on the register in respect of such share, shall have been given to any person in whose name the share shall have been previously registered.

5.25
Any notice, communication, document or information given, served or delivered to a member in accordance with regulation 5.23 shall, notwithstanding that such member be then deceased, and whether or not the Company has notice of his or her death, shall be deemed to have been duly given, served or delivered in respect of any shares, whether held solely or jointly with other persons by such member, until some other person or persons be registered in his or her place as the holder or joint holders of such shares, and such delivery or service shall for all purposes of this constitution be deemed a sufficient service or delivery of such notice, communication, document or information on his or her executors or administrators, and all persons (if any) jointly interested with him or her in any such share.

5.26
The signature to any notice to be given by the Company may be written or printed.

Indemnity

5.27
Every director, managing director, agent, auditor, secretary or other officer of the Company shall be entitled to be indemnified out of the assets of the Company against all losses or liabilities which he or she may sustain or incur in or about the execution of the duties of his or her office or otherwise in relation thereto, including any liability incurred by the officer in defending any proceedings, whether civil or criminal, in which judgment is given in his or her favour or in which the officer is acquitted or in connection with any application under sections 233 or 234 in which relief is granted to him or her by the Court, and no director or other officer shall be liable for any loss, damage or misfortune which may happen to or be incurred by the Company in the execution of the duties of his or her office or in relation thereto. This regulation shall only have effect in so far as its provisions are not avoided by section 235.

2021 Proxy Statement         136

PRIVILEGED AND CONFIDENTIAL

We, the several persons whose names and addresses are subscribed, wish to be formed into a company in pursuance of this constitution, and we agree to take the number of shares in the capital of the Company set opposite our respective names.

Names, Addresses and Descriptions of Subscribers	Number of Shares taken by each Subscriber.
Khizar Khan	50
185 Rathmines Road Lower Dublin 6
Galileo Platinum Holdings Limited	100
185 Rathmines Road Lower Dublin 6

Total Shares taken 150 Ordinary Shares

Signature in writing of the above subscriber(s), attested by witness as provided for below;

Dated: this 26th day of May 2015

Witness to the above signatures:

Name: Michelle Neary

Address: 185 Rathmines Road Lower Dublin 6

137         2021 Proxy Statement

PRIVILEGED AND CONFIDENTIAL

Schedule 2
Revised Constitution of the Successor Company

2021 Proxy Statement         138

PRIVILEGED AND CONFIDENTIAL

Schedule 3
Estimated Share Premium Calculation

The share premium will be computed by using the market capitalisation of the Transferor Company on the NYSE immediately following the Merger and deducting the nominal value of the share capital issued in the Merger.

For the purposes of the Common Draft Terms, the share premium has been provisionally calculated on the basis of an estimated market capitalisation of USD$2,828,796,531.11 on 31 March 2021, as detailed below:

TRINSEO S.A.
Share Price on 31 March 2021	$63.67
Outstanding Shares (1)	44,429,033
Total Market Capitalisation	$2,828,796,531.11
Less:
Nominal Value of Share Capital	$444,290.33
Share Premium	$2,828,352,240.78
Share Premium per Share	$63.66

(1)
Includes 5,701,540 Trinseo S.A. shares held by Trinseo Holding S.a r.l., a subsidiary of Trinseo S.A. Excludes treasury shares.

139         2021 Proxy Statement

ANNEX B

ANNEX B—CONSTITUTION OF TRINSEO PLC

2021 Proxy Statement         140

ANNEX B

COMPANIES ACT 2014
PUBLIC LIMITED COMPANY
MEMORANDUM
AND
ARTICLES OF ASSOCIATION
OF
TRINSEO PLC
Effective as of [    •    ] 2021

141         2021 Proxy Statement

ANNEX B

COMPANIES ACT 2014
PUBLIC LIMITED COMPANY
MEMORANDUM OF ASSOCIATION
OF
TRINSEO PLC

1.
The name of the Company is: Trinseo PLC.

2.
The Company is a public limited company for the purposes of Part 17 of the Companies Act 2014 (the "Act").

3.
The objects for which the Company is established are:

(a)
To carry on all or any of the businesses of designing, engineering, marketing, producing, manufacturing, buying, selling, distributing, offering, managing, servicing, and dealing in all kinds of products and services and any other business which may seem to the Company's board of directors capable of being conveniently carried on in connection with these objects or calculated directly or indirectly to enhance the value of or render more profitable any of the Company's assets.

(b)
To carry on the business of a holding company, to determine Company strategy, and to co-ordinate the administration, finances and activities of any subsidiary companies or associated companies, to do all lawful acts and things whatever that are necessary or convenient in carrying on the business of such a holding company and, in particular, to carry on in all its branches the business of a management services company, to act as managers and to direct or coordinate the management of other companies or of the business, property and estates of any company or person and to undertake and carry out all such services in connection therewith as may be deemed expedient by the Company's board of directors and to exercise its powers as a shareholder of other companies.

(c)
To acquire and hold shares and stocks of any class or description, debentures, debenture stock, bonds, bills, mortgages, obligations, investments and securities of all descriptions and of any kind issued or guaranteed by any company, corporation or undertaking of whatever nature and wheresoever constituted or carrying on business or issued or guaranteed by any government, state, dominion, sovereign ruler, commissioners, trust, public; municipal, local or other authority or body of whatsoever nature and wheresoever situated and investments, securities and property of all descriptions and of any kind, including real and chattel real estates, mortgages, reversions, assurance policies, contingencies and choses in action.

(d)
To remunerate by cash payments or allotment of shares or securities of the Company credited as fully paid up or otherwise any person or company for services rendered or to be rendered to the Company or any parent or subsidiary body corporate whether in the conduct or management of its business, or in placing or assisting to place or guaranteeing the placing of any of the shares of the Company's capital, or any debentures or other securities of the Company or in or about the formation or promotion of the Company.

(e)
To develop and turn to account any land acquired by the Company or in which it is interested and in particular by laying out and preparing the same for building purposes, constructing, altering, pulling down, decorating, maintaining, fitting up and improving buildings and conveniences, and by planting, paving, draining, farming, cultivating, letting on building lease or building agreement and by advancing money to and entering into contracts and arrangements of all kinds with builders, tenants and others.

(f)
To purchase for investment property of any tenure and any interest therein, and to make advances upon the security of land or other similar property or any interest therein.

(g)
To acquire by purchase, exchange, lease, fee farm grant or otherwise, either for an estate in fee simple or for any less estate or other estate or interest, whether immediate or reversionary and whether vested or contingent, any lands, tenements or hereditaments of any tenure, whether subject or not to any charges or encumbrances, and to hold, farm, work and manage and to let, sublet, mortgage or charge land and buildings of any kind, reversions, interests, annuities, life policies, and any other property real or personal, movable or immovable, either absolutely or conditionally, and either subject or not to any mortgage, charge, ground rent or other rents or encumbrances.

(h)
To erect or secure the erection of buildings of any kind with a view to occupying or letting them and to enter into any contracts or leases and to grant any licences necessary to effect same.

(i)
To maintain and improve any lands, tenements or hereditaments acquired by the Company or in which the Company is interested, in particular by decorating, maintaining, furnishing, fitting up and improving houses, shops, flats, maisonettes and other buildings and to enter into contracts and arrangements of all kinds with tenants and others.

(j)
To sell, exchange, mortgage (with or without power of sale), assign, turn to account or otherwise dispose of and generally deal with the whole or any part of the property, shares, stocks, securities, estates, rights or undertakings of the Company, real, chattels real or personal, movable or immovable, either in whole or in part, upon whatever terms and whatever consideration the Company shall think fit.

2021 Proxy Statement         142

ANNEX B

  (k)
  To take part in the management, supervision, or control of the business or operations of any company or undertaking, and for that purpose to appoint and remunerate any directors, accountants, or other experts or agents to act as consultants, supervisors and agents of other companies or undertakings and to provide managerial, advisory, technical, design, purchasing and selling services.

  (l)
  To make, draw, accept, endorse, negotiate, issue, execute, discount and otherwise deal with bills of exchange, promissory notes, letters of credit, circular notes, and other negotiable or transferable instruments.

  (m)
  To redeem, purchase, or otherwise acquire in any manner permitted by law and on such terms and in such manner as the Company may think fit any shares in the Company's capital.

  (n)
  To guarantee, support or secure whether by personal covenant or by mortgaging or charging all or any part of the undertaking, property and assets (present and future) and uncalled capital of the Company or by both such methods the performance of the obligations of, and the repayment or payment of the principal amounts of and the premiums, interest and dividends on any security of any person, firm or company including (without prejudice to the generality of the foregoing) any company which is for the time being the Company's holding company or subsidiary as defined by Part 1 of the Act or another subsidiary as defined by the said Part of the Company's holding company or otherwise associated with the Company in business notwithstanding the fact that the Company may not receive any consideration, advantage or benefit, direct or indirect from entering into such guarantee or other arrangement or transaction contemplated herein.

  (o)
  To lend the funds of the Company with or without security and at interest or free of interest and on such terms and conditions as the directors shall from time to time determine.

  (p)
  To raise or borrow or secure the payment of money in such manner and on such terms as the directors may deem expedient whether or not by the issue of bonds, debentures or debenture stock, perpetual or redeemable, or by mortgage, charge, lien or pledge upon the whole or any part of the undertaking, property, assets and rights of the Company, present or future, including its uncalled capital and generally in any other manner as the directors shall from time to time determine and to enter into or issue interest and currency hedging and swap agreements, forward rate agreements, interest and currency futures or options and other forms of financial instruments, and to purchase, redeem or pay off any of the foregoing and to guarantee the liabilities of the Company or any other person, and any debentures, debenture stock or other securities may be issued at a discount, premium or otherwise, and with any special privileges as to redemption, surrender, transfer, drawings, allotments of shares; attending and voting at general meetings of the Company, appointment of directors and otherwise.

  (q)
  To accumulate capital for any of the purposes of the Company, and to appropriate any of the Company's assets to specific purposes, either conditionally or unconditionally, and to admit any class or section of those who have any dealings with the Company to any share in the profits thereof or in the profits of any particular branch of the Company's business or to any other special rights, privileges, advantages or benefits.

  (r)
  To reduce the share capital of the Company in any manner permitted by law.

  (s)
  To enter into any scheme of arrangement with its creditors or members or any class of them pursuant to the Companies Act 2014.

  (t)
  To make gifts or grant bonuses to officers or other persons who are or have been in the employment of the Company and to allow any such persons to have the use and enjoyment of such property, chattels or other assets belonging to the Company upon such terms as the Company shall think fit.

  (u)
  To establish and maintain or procure the establishment and maintenance of any pension or superannuation fund (whether contributory or otherwise) for the benefit of and to give or procure the giving of donations, gratuities, pensions, annuities, allowances, emoluments or charitable aid to any persons who are or were at any time in the employment or service of the Company or any of its predecessors in business, or of any company which is a subsidiary of the Company or who may be or have been directors or officers of the Company, or of any such other company as aforesaid, or any persons in whose welfare the Company or any such other company as aforesaid may be interested and the wives, widows, children, relatives and dependants of any such persons and to make payments towards insurance and assurance and to form and contribute to provident and benefit funds for the benefit of such persons and to remunerate any person, firm or company rendering services to the Company, whether by cash payment, gratuities, pensions, annuities, allowances, emoluments or by the allotment of shares or securities of the Company credited as paid up in full or in part or otherwise.

  (v)
  To employ experts to investigate and examine into the conditions, prospects, value, character and circumstances of any business concerns, undertakings, assets, property or rights.

  (w)
  To insure the life of any person who may, in the opinion of the Company, be of value to the Company, as having or holding for the Company interests, goodwill, or influence or otherwise and to pay the premiums on such insurance.

143         2021 Proxy Statement

ANNEX B

  (x)
  To distribute either upon a distribution of assets or division of profits among the Members of the Company in bind any property of the Company, and in particular any shares, debentures or securities of other companies belonging to the Company or of which the Company may have the power of disposing.

  (y)
  To give, whether directly or indirectly, and whether by means of a loan, guarantee, the provision of security or otherwise, any financial assistance for the purpose of or in connection with a purchase or subscription made or to be made by any person of or for any shares in the Company, or, where the Company is a subsidiary company, in its holding company.

  (z)
  To do and carry out all or any of the foregoing objects in any part of the world and either as principals, agents, contractors, trustees or otherwise, and either by or through agents, trustees or otherwise and either alone or in partnership or in conjunction with any other company, firm or person, provided that nothing herein contained shall empower the Company to carry on the businesses of insurance.

  (aa)
  To apply for, purchase or otherwise acquire any patents, brevets d'invention, licences, trade marks, industrial designs, know-how, concessions and other forms of intellectual property rights and the like conferring any exclusive or non-exclusive or limited or contingent rights to use, or any secret or other information as to any invention or process of the Company, or the acquisition of which may seem calculated directly or indirectly to benefit the Company, and to use, exercise, develop, or grant licences in respect of, or otherwise turn to account the property, rights or information so acquired.

  (bb)
  To enter into partnership or into any arrangement for sharing profits, union of interests, co-operation, joint venture, reciprocal concession or otherwise with any person or company carrying on or engaged in or about to carry on or engage in any business or transaction which the Company is authorised to carry on or engage in or any business or transaction capable of being conducted so as directly or indirectly to benefit the Company.

  (cc)
  To acquire and undertake the whole or any part of the undertaking, business, property and liabilities of any person or company carrying on any business which the Company is authorised to carry on or which is capable of being conducted so as to benefit the Company directly or indirectly or which is possessed of assets suitable for the purposes of the Company.

  (dd)
  To adopt such means of making known the Company and its products and services as may seem expedient.

  (ee)
  To acquire and carry on any business carried on by a subsidiary or a holding company of the Company or another subsidiary of a holding company of the Company.

  (ff)
  To promote any company or companies for the purpose of acquiring all or any of the property and liabilities of this Company or for any other purpose which may seem directly or indirectly calculated to benefit this Company.

  (gg)
  To amalgamate with, merge with or otherwise become part of or associated with any other company or association in any manner permitted by law.

  (hh)
  To do and carry out all such other things, except the issuing of policies of insurance, as may be deemed by the Company capable of being conveniently carried on in connection with the above objects or any of them or calculated to enhance the value of or render profitable any of the Company's properties or rights.

  And it is hereby declared that the word "company" in this clause, except where used in reference to this Company, shall be deemed to include any person, partnership or other body of persons whether incorporated or not incorporated and whether domiciled in the State or elsewhere and that the objects of the Company as specified in each of the foregoing paragraphs of this clause shall be separate and distinct objects and shall not be in anywise limited or restricted by reference to or inference from the terns of any other paragraph or the name of the Company.

4.
The liability of each Member is limited to the amount from time to time unpaid on such Member's Shares.

5.
The authorised share capital of the Company is US$50,000,000 and €25,000 divided into 4,000,000,000 ordinary shares of US$0.01, 1,000,000,000 preferred shares of US$0.01 and 25,000 deferred ordinary shares of €1.00 each.

6.
The shares forming the capital, increased or reduced, may be increased or reduced and be divided into such classes and issued with any special rights, privileges and conditions or with such qualifications as regards preference, dividend, capital, voting or other special incidents, and be held upon such terms as may be attached thereto or as may from time to time be provided by the original or any substituted or amended articles of association and regulations of the Company for the time being, but so that where shares are issued with any preferential or special rights attached thereto such rights shall not be alterable otherwise than pursuant to the provisions of the Company's articles of association for the time being.

7.
Capitalised terms that are not defined in this memorandum of association bear the same meaning as those given in the articles of association of the Company

2021 Proxy Statement         144

Companies Act 2014
PUBLIC LIMITED COMPANY
ARTICLES OF ASSOCIATION
of
Trinseo PLC

(adopted by Special Resolution dated [    •    ] 2021)

PRELIMINARY

1.
Disapplication of certain optional provisions of the Act:

Sections 43(2) and (3), 66(4), 77 to 81, 95(1)(a), 96(2) to (11), 124, 125, 126, 144(3), 144(4), 148(2), 158 to 165, 181(6), 182(2) and (5), 183(3) and (6), 187, 188, 193(1), 229, 230, 338(5), 338(6), 618(1)(b), 620(8), 1090, 1092 and 1113 of the Act shall not apply to the Company.

2.
2.1
In these Articles:

"Act"	means the Companies Act 2014 and every statutory modification and re-enactment thereof for the time being in force.
"Acts"	means the Act and all statutory instruments which are to be read as one with, or construed or read together as one with the Act.
"Address"	includes, without limitation, any number or address used for the purposes of communication by way of electronic mail or other electronic communication.
"Articles" or "Articles of Association"	means these articles of association of the Company, as amended from time to time by Special Resolution.
"Assistant Secretary"	means any person appointed by the Secretary from time to time to assist the Secretary.
"Auditors"	means the statutory auditors for the time being of the Company.
"Board"	means the board of directors for the time being of the Company.
"clear days"	means, in relation to a period of notice, that period excluding the day when the notice is given or deemed to be given and the day for which it is given or on which it is to take effect.
"Company"	means the above-named company.
"Court"	means the Irish High Court.
"Cross Border Merger"
means a merger of a national limited liability company with a limited liability company from another EU Member State, as provided in Title II of Directive (EU) 2017/1132 and as implemented in the relevant EU Member States;
"Directors"	means the directors for the time being of the Company.
"dividend"	includes interim dividends and bonus dividends.
"electronic communication"	shall have the meaning given to those words in the Electronic Commerce Act 2000.
"electronic signature"	shall have the meaning given to those words in the Electronic Commerce Act 2000.
"Exchange"	means any securities exchange or other system on which the Shares of the Company may be listed or otherwise authorised for trading from time to time.

145         2021 Proxy Statement

"Exchange Act"	means the Securities Exchange Act of 1934 of the United States of America.
"Member"	means a person who has agreed to become a Member of the Company and whose name is entered in the Register of Members as a registered holder of Shares.
"Memorandum"	means the memorandum of association of the Company as amended from time to time by Special Resolution.
"Merger"
means the proposed Cross-Border Merger (being a merger by acquisition under Irish law) of Trinseo S.A. into the Company, by which the all assets and liabilities held by Trinseo S.A at the Merger Effective Time shall transfer by universal succession of title to the Company and Trinseo S.A. will cease to exist as at the Merger Effective Time;
"Merger Effective Time"	means the effective time of the Merger;
"month"	means a calendar month.
"Ordinary Resolution"	means an ordinary resolution of the Company's Members within the meaning of Section 191 of the Act.
"Original Adoption Date"	means [•].
"paid-up"	means paid-up as to the nominal value and any premium payable in respect of the issue of any Shares and includes credited as paid-up.
"Redeemable Shares"	means redeemable shares in accordance with Section 64 of the Act.
"Register of Members" or "Register"	means the register of Members of the Company maintained by or on behalf of the Company, in accordance with the Acts and includes (except where otherwise stated) any duplicate Register of Members.
"registered office"	means the registered office for the time being of the Company.
"Seal"	means the common seal of the Company or (where relevant) the official securities seal kept by the Company pursuant to the Act.
"Secretary"
means the person appointed by the Board to perform any or all of the duties of secretary of the Company and includes an Assistant Secretary and any person appointed by the Board to perform the duties of secretary of the Company.
"Share" and "Shares"	means a share or shares in the capital of the Company.
"Special Resolution"	means a special resolution of the Company's Members within the meaning of Section 191 of the Act.
  2.2
  In the Articles:

  (a)
  words importing the singular number include the plural number and vice-versa;

  (b)
  words importing the feminine gender include the masculine gender;

  (c)
  words importing persons include any company, partnership or other body of persons, whether corporate or not, any trust and any government, governmental body or agency or public authority, whether of Ireland or elsewhere;

  (d)
  "written" and "in writing" include all modes of representing or reproducing words in visible form, including electronic communication;

  (e)
  references to a company include any body corporate or other legal entity, whether incorporated or established in Ireland or elsewhere;

2021 Proxy Statement         146

    (f)
    references to provisions of any law or regulation shall be construed as references to those provisions as amended, modified, re-enacted or replaced from time to time;

    (g)
    any phrase introduced by the terms "including", "include", "in particular" or any similar expression shall be construed as illustrative and shall not limit the sense of the words preceding those terms;

    (h)
    reference to "officer" or "officers" in these Articles means any executive that has been designated by the Company as an "officer" and, for the avoidance of doubt, shall not have the meaning given to such term in the Act and any such officers shall not constitute officers of the Company within the meaning of Section 2(1) of the Act.

    (i)
    headings are inserted for reference only and shall be ignored in construing these Articles; and

    (j)
    references to US$, USD, $ or dollars shall mean United States dollars, the lawful currency of the United States of America and references to €, euro, or EUR shall mean the euro, the lawful currency of Ireland.

SHARE CAPITAL; ISSUE OF SHARES

3.
The authorised share capital of the Company is US$50,000,000 and €25,000 divided into 4,000,000,000 ordinary shares of US$0.01, 1,000,000,000 preferred shares of US$0.01 and 25,000 deferred ordinary shares of €1.00 each.

4.
Subject to the provisions of these Articles relating to new Shares, the Shares shall be at the disposal of the Directors, and they may (subject to the provisions of the Acts) allot, grant options over or otherwise dispose of them to such persons, on such terms and conditions and at such times as they may consider to be in the best interests of the Company and its Members, but so that no Share shall be issued at a discount to its nominal value save in accordance with Sections 71(4) and 1026 of the Act, and so that, in the case of Shares offered to the public for subscription, the amount payable on application on each Share shall not be less than one-quarter of the nominal amount of the Share and the whole of any premium thereon.

5.
Subject to any requirement to obtain the approval of Members under any laws, regulations or the rules of any Exchange, the Board is authorised, from time to time, in its discretion, to grant such persons, for such periods and upon such terms as the Board deems advisable, options to purchase or subscribe for any number of Shares of any class or classes or of any series of any class as the Board may deem advisable, and to cause warrants or other appropriate instruments evidencing such options to be issued.

6.
6.1
The Directors are, for the purposes of Section 1021 of the Act, generally and unconditionally authorised to exercise all powers of the Company to allot and issue relevant securities (as defined by the said Section 1021) up to the amount of Company's authorized but unissued share capital at the Original Adoption Date and to allot and issue any Shares purchased or redeemed by or on behalf of the Company pursuant to the provisions of the Act and held as treasury shares and this authority shall expire five years from the Original Adoption Date.

6.2
The Directors are hereby empowered pursuant and subject to Sections 1022 and 1023(3) of the Act to allot equity securities within the meaning of the said Section 1023 for cash pursuant to the authority conferred by Article 6.1 as if the said Section 1022 did not apply to any such allotment. The Company may before the expiry of such authority make an offer or agreement which would or might require equity securities to be allotted after such expiry and the Directors may allot equity securities in pursuance of such an offer or agreement as if the power conferred by Article 6.1 had not expired.

7.
Without prejudice to any special rights previously conferred on the holders of any existing Shares or class of Shares, any Share in the Company may be issued with such preferred or deferred or other special rights or such restrictions, whether in regard to dividend, voting, return of capital or otherwise, as the Company may from time to time by Ordinary Resolution determine.

8.
The Company may pay commission to any person in consideration of any person subscribing or agreeing to subscribe, whether absolutely or conditionally, for the shares in the Company or procuring or agreeing to procure subscriptions, whether absolute or conditional, for any shares in the Company on such terms and, subject to the provisions of the Act and to such conditions as the Directors may determine, including, without limitation, by paying cash or allotting and issuing fully or partly paid shares or any combination of the two. The Company may also on any issue of Shares pay such brokerage as may be lawful.

SHAREHOLDER RIGHTS PLAN

9.
Subject to applicable law, the Directors are hereby expressly authorised to adopt any shareholder rights' plan (a "Rights Plan") upon such terms and conditions as the Directors deem expedient in the best interests of the Company, including, without limitation, where the Directors are of the opinion that a Rights Plan could grant them additional time to gather relevant information or pursue strategies in response to or anticipation of, or could prevent, a potential change of control of the Company or accumulation of Shares or interests therein.

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10.
The Directors may exercise any power of the Company to grant rights (including approving the execution of any documents relating to the grant of such rights) to subscribe for ordinary shares or preferred shares in the share capital of the Company ("Rights") in accordance with the terms of a Rights Plan.

11.
The duties of the Directors to the Company under applicable law, including, but not limited to, the Act and common law, are hereby deemed amended and modified such that the adoption of a Rights Plan and any actions taken thereunder by the Directors (if so approved by the Directors) shall be deemed to constitute an action in the best interests of the Company in all circumstances, and any such action shall be deemed to be immediately confirmed, approved and ratified.

ORDINARY SHARES

12.
The holder of an ordinary share shall be:

12.1
entitled to dividends on a pro rata basis in accordance with the relevant provisions of these Articles;

12.2
entitled to participate pro rata in the total assets of the Company in the event of the Company's winding up; and

12.3
entitled, subject to the right of the Company to set record dates for the purpose of determining the identity of Members entitled to notice of and/or vote at a general meeting, to attend general meetings of the Company and shall be entitled to one vote for each ordinary share registered in her name in the Register of Members, both in accordance with the relevant provisions of these Articles.

13.
Unless the Directors determine otherwise, a share shall be deemed to be a Redeemable Share on, and from the time of, the existence or creation of an agreement, transaction or trade between the Company (including any agent or broker acting on behalf of the Company) and any third party pursuant to which the Company acquires or will acquire shares, or an interest in shares, from the relevant third party save for an acquisition for nil consideration pursuant to section 102(1)(a) of the Act. In these circumstances, the acquisition of such shares by the Company, save where acquired for nil consideration in accordance with the Act, shall constitute the redemption of a Redeemable Share in accordance with Part 3 of the Act. No resolution, whether special or otherwise, shall be required to be passed to deem any share in the capital of the Company a Redeemable Share.

14.
All ordinary shares shall rank pari passu with each other in all respects.

PREFERRED SHARES

15.
The preferred shares may, from time to time, be allotted and issued, in one or more classes or series designated by the Directors, and the Directors are authorised to fix for each such class or series such voting power, full or limited, or no voting power, and such designations, preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof, as shall be stated and expressed in the resolution or resolutions adopted by the Board providing for the issuance of such class or series, including, without limitation, the authority to provide that any such class or series of preferred shares may be:

15.1
redeemable at the option of the Company, or the holders, or both, with the manner of the redemption to be set by the Board, and redeemable at such time or times, including upon a fixed date, and at such price or prices;

15.2
entitled to receive dividends (which may be cumulative or non-cumulative) at such rates, on such conditions and at such times, and payable in preference to, or in such relation to, the dividends payable on any other class or classes of Shares or any other series;

15.3
entitled to such rights upon the dissolution of, or upon any distribution of the assets of, the Company; or

15.4
convertible into, or exchangeable for, Shares of any other class or classes of Shares, or of any other series of the same or any other class or classes of Shares, at such price or prices or at such rates of exchange and with such adjustments as the Directors determine, which rights and restrictions may be as stated in such resolution or resolutions of the Directors as determined by them in accordance with this Article 15. The Board may at any time before the allotment of any preferred share (or class or series thereof) by further resolution in any way amend the designations, preferences, rights, qualifications, limitations or restrictions, or vary or revoke the designations of such preferred shares (or class or series thereof).

16.
The rights conferred upon any holder of any pre-existing Shares in the share capital of the Company shall be deemed not to be varied by the creation, issue and allotment of preferred shares (or class or series thereof) in accordance with Article 15.

DEFERRED ORDINARY SHARES

17.
The deferred ordinary shares shall rank pari passu with, and have the same rights, and be subject to the same restrictions, as the ordinary shares until the Merger Effective Time.

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18.
From the Merger Effective Time:

18.1
The holders of the deferred ordinary shares shall not be entitled to receive any dividend or distribution and shall not be entitled to receive notice of, nor to attend, speak or vote at any general meeting of the Company. On a return of assets, whether on liquidation or otherwise, the deferred ordinary shares shall entitle the holder thereof only to the repayment of the amounts paid up on such shares after repayment of the capital paid up on the ordinary shares plus the payment of €5,000,0000 on each of the ordinary shares and the holders of the deferred ordinary shares (as such) shall not be entitled to any further participation in the assets or profits of the Company.

18.2
The Company as agent for the holders of deferred ordinary shares shall have the irrevocable authority to authorise and instruct the Secretary (or any other person as the Directors determine) to:

(a)
to acquire all or any of the fully paid deferred ordinary shares otherwise than for valuable consideration in accordance with Section 102(1) of the Act or to redeem all or any of fully paid deferred ordinary shares at par and, in each case, without obtaining the sanction of the holders thereof;

(b)
to appoint any person to execute on behalf of the holders of the deferred ordinary shares remaining in issue (if any) a transfer thereof and/or an agreement to transfer the same otherwise than for valuable consideration to the Company or to such other person as the Company may nominate;

(c)
to cancel any acquired deferred ordinary shares; and

(d)
pending such acquisition and/or transfer and/or cancellation to retain the certificate (if any) for such deferred ordinary shares.

19.
Neither the acquisition by the Company otherwise than for valuable consideration of all or any of the deferred ordinary shares nor the redemption thereof nor the cancellation thereof by the Company in accordance with Article 18 shall constitute a variation or abrogation of the rights or privileges attached to the deferred ordinary shares, and accordingly the deferred ordinary shares or any of them may be so acquired, redeemed and cancelled without any such consent or sanction on the part of the holders thereof. The rights conferred upon the holders of the deferred ordinary shares shall not be deemed to be varied or abrogated by the creation of further Shares ranking in priority thereto or pari passu therewith.

ISSUE OF WARRANTS

20.
The Board may issue warrants to subscribe for any class of Shares or other securities of the Company on such terms as it may from time to time determine.

CERTIFICATES FOR SHARES

21.
Unless otherwise provided for by the Board or the rights attaching to or by the terms of issue of any particular Shares, or to the extent required by any Exchange, depository, or any operator of any clearance or settlement system, no person whose name is entered as a Member in the Register of Members shall be entitled to receive a share certificate for all or a portion of the Shares of each class held by her (nor on transferring a part of holding, to a certificate for the balance).

22.
Any share certificate, if issued, shall specify the number of Shares in respect of which it is issued and the amount paid thereon or the fact that they are fully paid, as the case may be, and may otherwise be in such form as shall be determined by the Board. Such certificates may be under Seal. All certificates for Shares shall be consecutively numbered or otherwise identified and shall specify the Shares to which they relate. The name and address of the person to whom the Shares represented thereby are issued, with the number of Shares and date of issue, shall be entered in the Register of Members of the Company. All certificates surrendered to the Company for transfer shall be cancelled and no new certificate shall be issued until the former certificate for a like number of Shares shall have been surrendered and cancelled. The Board may authorise certificates to be issued with the Seal and authorised signature(s) affixed by some method or system of mechanical process. In respect of a Share or Shares held jointly by several persons, the Company shall not be bound to issue a certificate or certificates to each such person, and the issue and delivery of a certificate or certificates to one of several joint holders shall be sufficient delivery to all such holders.

23.
If a share certificate is defaced, worn out, lost or destroyed, it may be renewed on such terms (if any) as to evidence and indemnity and on the payment of such expenses reasonably incurred by the Company in investigating such evidence, as the Board may prescribe, and, in the case of defacement or wearing out, upon delivery of the old certificate.

REGISTER OF MEMBERS

24.
The Company shall maintain or cause to be maintained a Register of its Members in accordance with the Acts.

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25.
If the Board considers it necessary or appropriate, the Company may establish and maintain a duplicate Register or Registers of Members at such location or locations within or outside Ireland as the Board thinks fit. The original Register of Members shall be treated as the Register of Members for the purposes of these Articles and the Acts.

26.
The Company, or any agent(s) appointed by it to maintain the duplicate Register of Members in accordance with these Articles, shall as soon as practicable and on a regular basis record or procure the recording in the original Register of Members all transfers of Shares effected on any duplicate Register of Members and shall at all times maintain the original Register of Members in such manner as to show at all times the Members for the time being and the Shares respectively held by them, in all respects in accordance with the Acts.

27.
The Company shall not be bound to register more than four persons as joint holders of any Share. If any Share shall stand in the names of two or more persons, the person first named in the Register of Members shall be deemed the sole holder thereof as regards service of notices and, subject to the provisions of these Articles, all or any other matters connected with the Company.

TRANSFER OF SHARES

28.
All transfers of Shares shall be effected by an instrument of transfer in such form as the Board may approve. All instruments of transfer must be left at the registered office or at such other place as the Board may appoint and all such instruments of transfer shall be retained by the Company.

29.
29.1
The instrument of transfer shall be executed by or on behalf of the transferor. The instrument of transfer of any Share shall be in writing and shall be executed with a manual signature or facsimile signature (which may be machine imprinted or otherwise) by or on behalf of the transferor provided that in the case of execution by facsimile signature by or on behalf of a transferor, the Board shall have previously been provided with a list of specimen signatures of the authorised signatories of such transferor and the Board shall be reasonably satisfied that such facsimile signature corresponds to one of those specimen signatures. The instrument of transfer need not be signed by the transferee.

29.2
The instrument of transfer of any Share may be executed for and on behalf of the transferor by any Director, the Secretary or an Assistant Secretary on behalf of the Company, and the Company shall be deemed to have been irrevocably appointed agent for the transferor of such Share or Shares with full power to execute, complete and deliver in the name of and on behalf of the transferor of such Share or Shares all such transfers of Shares held by the Members in the share capital of the Company. Any document which records the name of the transferor, the name of the transferee, the class and number of Shares agreed to be transferred, the date of the agreement to transfer Shares, shall, once executed by the transferor or any Director or the Secretary or Assistant Secretary on behalf of the Company as agent for the transferor, be deemed to be a proper instrument of transfer for the purposes of Sections 94(4) and 94(5) of the Act. The transferor shall be deemed to remain the holder of the Share until the name of the transferee is entered on the Register in respect thereof, and neither the title of the transferee nor the title of the transferor shall be affected by any irregularity or invalidity in the proceedings in reference to the sale should the Directors so determine.

29.3
The Company, at its absolute discretion and insofar as the Acts or any other applicable law permits, may, or may procure that a subsidiary of the Company shall, pay Irish stamp duty arising on a transfer of Shares on behalf of the transferee of such Shares of the Company. If stamp duty resulting from the transfer of Shares in the Company which would otherwise be payable by the transferee is paid by the Company or any subsidiary of the Company on behalf of the transferee, then in those circumstances, the Company shall, on its behalf or on behalf of its subsidiary (as the case may be), be entitled to (i) seek reimbursement of the stamp duty from the transferee, (ii) set-off the stamp duty against any dividends payable to the transferee of those Shares and (iii) to claim a first and permanent lien on the Shares on which stamp duty has been paid by the Company or its subsidiary for the amount of stamp duty paid.

29.4
Notwithstanding the provisions of these Articles and subject to any regulations made under Section 1086 of the Act, title to any Shares in the Company may also be evidenced and transferred without a written instrument in accordance with Section 1086 of the Act or any regulations made thereunder. The Directors shall have power to permit any class of Shares to be held in uncertificated form and to implement any arrangements they think fit for such evidencing and transfer which accord with such regulations and in particular shall, where appropriate, be entitled to disapply or modify all or part of the provisions in these Articles with respect to the requirement for written instruments of transfer and share certificates (if any), in order to give effect to such regulations.

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30.
The Board may in its absolute discretion and without assigning any reason for its decision, decline to register any transfer of any Share which is not a fully paid Share. The Board may also, in its absolute discretion, and without assigning any reason, refuse to register a transfer of any Share unless:

30.1
the instrument of transfer is fully and properly completed and lodged with the Company accompanied by the certificate for the Shares (if any) to which it relates (which shall upon registration of the transfer be cancelled) and such other evidence as the Board may reasonably require to show the right of the transferor to make the transfer;

30.2
the instrument of transfer is in respect of only one class of Shares;

30.3
the instrument of transfer is properly stamped (in circumstances where stamping is required); or

30.4
in the case of a transfer to joint holders, the number of joint holders to which the Share is to be transferred does not exceed four.

31.
If the Board shall refuse to register a transfer of any Share, it shall, within two (2) months after the date on which the transfer was lodged with the Company, send to each of the transferor and the transferee notice of such refusal.

32.
The Company shall not be obligated to make any transfer to an infant or to a person in respect of whom an order has been made by a competent court or official on the grounds that she is or may be suffering from mental disorder or is otherwise incapable of managing her affairs or under other legal disability.

33.
Upon every transfer of Shares the certificate (if any) held by the transferor shall be given up to be cancelled, and shall forthwith be cancelled accordingly, and subject to Article 21 a new certificate may be issued without charge to the transferee in respect of the Shares transferred to her, and if any of the Shares included in the certificate so given up shall be retained by the transferor, a new certificate in respect thereof may be issued to her without charge. The Company shall also retain the instrument(s) of transfer.

REDEMPTION AND REPURCHASE OF SHARES

34.
Subject to the provisions of the Act and the other provisions of this Article 34, the Company may:

34.1
pursuant to Section 66(4) of the Act, issue any Shares of the Company which are to be redeemed or are liable to be redeemed at the option of the Company or the Member on such terms and in such manner as may be determined by the Company in general meeting (by Special Resolution) on the recommendation of the Directors;

34.2
redeem Shares of the Company on such terms as may be contained in, or be determined pursuant to the provisions of, these Articles. Subject as aforesaid, the Company may cancel any Shares so redeemed or may hold them as treasury shares and re-issue such treasury shares as Shares of any class or classes or cancel them;

34.3
subject to or in accordance with the provisions of the Acts and without prejudice to any relevant special rights attached to any class of Shares, pursuant to Section 105 of the Act, purchase any of its own Shares (including any Redeemable Shares and without any obligation to purchase on any pro rata basis as between Members or Members of the same class) and may cancel any Shares so purchased or hold them as treasury (as defined by Section 109 of the Act) and may reissue any such Shares as Shares of any class or classes or cancel them; or

34.4
pursuant to Section 83 of the Act, convert any of its Shares into Redeemable Shares .

35.
The Company may make a payment in respect of the redemption or purchase of its own Shares in any manner permitted by the Acts.

36.
The holder of the Shares being purchased shall be bound to deliver up to the Company at its registered office or such other place as the Board shall specify, the certificate(s) (if any) thereof for cancellation and thereupon the Company shall pay to her the purchase or redemption monies or consideration in respect thereof.

VARIATION OF RIGHTS OF SHARES

37.
If at any time the share capital of the Company is divided into different classes of Shares, the rights attached to any class (unless otherwise provided by the terms of issue of the Shares of that class) may be varied or abrogated with the consent in writing of the holders of three-quarters of all the votes of the issued Shares of that class, or with the sanction of a Special Resolution passed at a general meeting of the holders of the Shares of that class.

38.
The provisions of these Articles relating to general meetings of the Company shall apply mutatis mutandis to every such general meeting of the holders of one class of Shares except that the necessary quorum shall be one or more persons holding or representing by proxy at least one-half of the issued Shares of the class.

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39.
The rights conferred upon the holders of the Shares of any class issued with preferred or other rights shall not, unless otherwise expressly provided by the terms of issue of the Shares of that class, be deemed to be varied by (i) the creation or issue of further Shares ranking pari passu therewith; (ii) a purchase or redemption by the Company of its own Shares; (iii) the operation of Articles 13; or (iv) the allotment and issue of Preferred Shares (or any class or series thereof) in accordance with Article 16.

LIEN ON SHARES

40.
The Company shall have a first and paramount lien on every Share (not being a fully paid Share) for all monies (whether presently payable or not) payable at a fixed time or called in respect of that Share. The Directors, at any time, may declare any Share to be wholly or in part exempt from the provisions of this Article. The Company's lien on a Share shall extend to all monies payable in respect of it.

41.
The Company may sell in such manner as the Directors determine any Share on which the Company has a lien if a sum in respect of which the lien exists is presently payable and is not paid within fourteen clear days after notice demanding payment, and stating that if the notice is not complied with the Share may be sold, has been given to the holder of the Share or to the person entitled to it by reason of the death or bankruptcy of the holder.

42.
To give effect to a sale, the Directors may authorise some person to execute an instrument of transfer of the Share sold to, or in accordance with the directions of, the transferee. The transferee shall be entered in the Register as the holder of the Share comprised in any such transfer and she shall not be bound to see to the application of the purchase monies nor shall her title to the Share be affected by any irregularity in or invalidity of the proceedings in reference to the sale, and after the name of the transferee has been entered in the Register, the remedy of any person aggrieved by the sale shall be in damages only and against the Company exclusively.

43.
The net proceeds of the sale, after payment of the costs, shall be applied in payment of so much of the sum for which the lien exists as is presently payable and any residue (upon surrender to the Company for cancellation of the certificate for the Shares sold and subject to a like lien for any monies not presently payable as existed upon the Shares before the sale) shall be paid to the person entitled to the Shares at the date of the sale.

44.
Whenever any law for the time being of any country, state or place imposes or purports to impose any immediate or future or possible liability upon the Company to make any payment or empowers any government or taxing authority or government official to require the Company to make any payment in respect of any Shares registered in the Register as held either jointly or solely by any Members or in respect of any dividends, bonuses or other monies due or payable or accruing due or which may become due or payable to such Member by the Company on or in respect of any Shares registered as mentioned above or for or on account or in respect of any Member and whether in consequence of:

44.1
the death of such Member;

44.2
the non-payment of any income tax or other tax by such Member;

44.3
the non-payment of any estate, probate, succession, death, stamp or other duty by the executor or administrator of such Member or by or out of her estate; or

44.4
any other act or thing;

in every such case (except to the extent that the rights conferred upon holders of any class of Shares render the Company liable to make additional payments in respect of sums withheld on account of the foregoing):

44.5
the Company shall be fully indemnified by such Member or her executor or administrator from all liability;

44.6
the Company shall have a lien upon all dividends and other monies payable in respect of the Shares registered in the Register as held either jointly or solely by such Member for all monies paid or payable by the Company as referred to above in respect of such Shares or in respect of any dividends or other monies thereon or for or on account or in respect of such Member under or in consequence of any such law, together with interest at the rate of 15% per annum (or such other rate as the Board may determine) thereon from the date of payment to date of repayment, and the Company may deduct or set off against such dividends or other monies so payable any monies paid or payable by the Company as referred to above together with interest at the same rate;

44.7
the Company may recover as a debt due from such Member or her executor or administrator (wherever constituted) any monies paid by the Company under or in consequence of any such law and interest thereon at the rate and for the period referred to above in excess of any dividends or other monies then due or payable by the Company; and

44.8
the Company may if any such money is paid or payable by it under any such law as referred to above refuse to register a transfer of any Shares by any such Member or her executor or administrator until such money and interest is set off or deducted as referred to above or in the case that it exceeds the amount of any such dividends or other monies then due or payable by the Company, until such excess is paid to the Company.

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Subject to the rights conferred upon the holders of any class of Shares, nothing in this Article 44 will prejudice or affect any right or remedy which any law may confer or purport to confer on the Company. As between the Company and every such Member as referred to above (and, her executor, administrator and estate, wherever constituted), any right or remedy which such law shall confer or purport to confer on the Company shall be enforceable by the Company.

CALLS ON SHARES

45.
Subject to the terms of allotment, the Directors may make calls upon the Members in respect of any monies unpaid on their Shares and each Member (subject to receiving at least fourteen clear days' notice specifying when and where payment is to be made) shall pay to the Company as required by the notice the amount called on her Shares. A call may be required to be paid by instalments. A call may be revoked before receipt by the Company of a sum due thereunder, in whole or in part and payment of a call may be postponed in whole or in part.

46.
A call shall be deemed to have been made at the time when the resolution of the Directors authorising the call was passed.

47.
A person on whom a call is made shall (in addition to a transferee) remain liable notwithstanding the subsequent transfer of the Share in respect of which the call is made.

48.
The joint holders of a Share shall be jointly and severally liable to pay all calls in respect thereof.

49.
If a call remains unpaid after it has become due and payable, the person from whom it is due and payable shall pay interest on the amount unpaid from the day it became due until it is paid at the rate fixed by the terms of allotment of the Share or in the notice of the call or, if no rate is fixed, at the appropriate rate (as defined by the Acts) but the Directors may waive payment of the interest wholly or in part.

50.
An amount payable in respect of a Share on allotment or at any fixed date, whether in respect of nominal value by way of premium, shall be deemed to be a call and if it is not paid the provisions of these Articles shall apply as if that amount had become due and payable by virtue of a call.

51.
Subject to the terms of allotment, the Directors may make arrangements on the issue of Shares for a difference between the holders in the amounts and times of payment of calls on their Shares.

52.
The Directors may, if they think fit, receive from any Member willing to advance the same all or any part of the monies uncalled and unpaid upon any Shares held by her, and upon all or any of the monies so advanced may pay (until the same would, but for such advance, become payable) interest at such rate as may be agreed upon between the Directors and the Member paying such sum in advance.

FORFEITURE

53.
If a Member fails to pay any call or instalment of a call on the day appointed for payment thereof, the Directors, at any time thereafter during such times as any part of the call or instalment remains unpaid, may serve a notice on her requiring payment of so much of the call or instalment as is unpaid together with any interest which may have accrued.

54.
The notice shall state a further day (not earlier than the expiration of fourteen clear days from the date of service of the notice) on or before which the payment required by the notice is to be made, and shall state that in the event of non-payment at or before the time appointed the Shares in respect of which the call was made will be liable to be forfeited.

55.
If the requirements of any such notice as aforesaid are not complied with then, at any time thereafter before the payment required by the notice has been made, any Shares in respect of which the notice has been given may be forfeited by a resolution of the Directors to that effect. The forfeiture shall include all dividends or other monies payable in respect of the forfeited Shares and not paid before forfeiture. The Directors may accept a surrender of any Share liable to be forfeited hereunder.

56.
On the trial or hearing of any action for the recovery of any money due for any call it shall be sufficient to prove that the name of the Member sued is entered in the Register as the holder, or one of the holders, of the Shares in respect of which such debt accrued, that the resolution making the call is duly recorded in the minute book and that notice of such call was duly given to the Member sued, in pursuance of these Articles, and it shall not be necessary to prove the appointment of the Directors who made such call nor any other matters whatsoever, but the proof of the matters aforesaid shall be conclusive evidence of the debt.

57.
A forfeited Share may be sold or otherwise disposed of on such terms and in such manner as the Directors think fit and at any time before a sale or disposition the forfeiture may be cancelled on such terms as the Directors think fit. Where for the purposes of its disposal such a Share is to be transferred to any person, the Directors may authorise some person to execute an instrument of transfer of the Share to that person. The Company may receive the consideration, if any, given for the Share on any sale or disposition thereof and may execute a transfer of the Share in favour of the person to whom the Share is sold or disposed of and thereupon she shall be registered as the holder of the Share and shall not be bound to see to the application of the purchase money, if any, nor shall her title to the Share be affected by any irregularity or invalidity in the proceedings in reference to the forfeiture, sale or disposal of the Share.

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58.
A person whose Shares have been forfeited shall cease to be a Member in respect of the forfeited Shares, but nevertheless shall remain liable to pay to the Company all monies which, at the date of forfeiture, were payable by her to the Company in respect of the Shares, without any deduction or allowance for the value of the Shares at the time of forfeiture but her liability shall cease if and when the Company shall have received payment in full of all such monies in respect of the Shares.

59.
A statutory declaration or affidavit that the declarant is a Director or the Secretary of the Company, and that a Share in the Company has been duly forfeited on the date stated in the declaration, shall be conclusive evidence of the facts therein stated as against all persons claiming to be entitled to the Share.

60.
The provisions of these Articles as to forfeiture shall apply in the case of non-payment of any sum which, by the terms of issue of a Share, becomes payable at a fixed time, whether on account of the nominal value of the Share or by way of premium, as if the same had been payable by virtue of a call duly made and notified.

61.
The Directors may accept the surrender of any Share which the Directors have resolved to have been forfeited upon such terms and conditions as may be agreed and, subject to any such terms and conditions, a surrendered Share shall be treated as if it has been forfeited.

NON-RECOGNITION OF TRUSTS

62.
The Company shall not be obligated to recognise any person as holding any Share upon any trust (except as is otherwise provided in these Articles or to the extent required by law) and the Company shall not be bound by or be compelled in any way to recognise (even when having notice thereof) any equitable, contingent, future, or partial interest in any Share, or any interest in any fractional part of a Share, or (except only as is otherwise provided by these Articles or the Acts) any other rights in respect of any Share except an absolute right to the entirety thereof in the registered holder. This shall not preclude the Company from requiring the Members or a transferee of Shares to furnish to the Company with information as to the beneficial ownership of any Share when such information is reasonably required by the Company.

TRANSMISSION OF SHARES

63.
In case of the death of a Member, the survivor or survivors where the deceased was a joint holder, and the legal personal representatives of the deceased where she was a sole holder, shall be the only persons recognised by the Company as having any title to her interest in the Shares, but nothing herein contained shall release the estate of any such deceased holder from any liability in respect of any Shares which had been held by her solely or jointly with other persons.

64.
Any person becoming entitled to a Share in consequence of the death or bankruptcy or liquidation or dissolution of a Member (or in any other way than by transfer) may, upon such evidence being produced as may from time to time be required by the Board and subject as hereinafter provided, elect either to be registered herself as holder of the Share or to make such transfer of the Share to such other person nominated by her and to have such person registered as the transferee thereof, but the Board shall, in either case, have the same right to decline or suspend registration as they would have had in the case of a transfer of the Share by that Member before her death or bankruptcy as the case may be.

65.
If the person so becoming entitled shall elect to be registered herself as holder, she shall deliver or send to the Company a notice in writing signed by her stating that she so elects.

66.
Subject to Article 67, a person becoming entitled to a Share by reason of the death or bankruptcy or liquidation or dissolution of the holder (or in any other case than by transfer) shall be entitled to the same dividends and other advantages to which she would be entitled if she were the registered holder of the Share, except that she shall not, before being registered as a Member in respect of the Share, be entitled in respect of it to exercise any right conferred by Membership in relation to meetings of the Company provided however that the Board may at any time give notice requiring any such person to elect either to be registered herself or to transfer the Share and if the notice is not complied with within ninety days the Board may thereafter withhold payment of all dividends, bonuses or other monies payable in respect of the Share until the requirements of the notice have been complied with.

67.
The Board may at any time give notice requiring a person entitled by transmission to a Share to elect either to be registered herself or to transfer the Share and if the notice is not complied with within 60 days the Board may withhold payment of all dividends and other monies payable in respect of the Share until the requirements of the notice have been complied with.

AMENDMENT OF MEMORANDUM OF ASSOCIATION;
CHANGE OF LOCATION OF REGISTERED OFFICE; AND
ALTERATION OF CAPITAL

68.
The Company may by Ordinary Resolution:

68.1
divide its share capital into several classes and attach to them respectively any preferential, deferred, qualified or special rights, privileges or conditions;

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  68.2
  increase the authorised share capital by such sum to be divided into Shares of such nominal value, as such Ordinary Resolution shall prescribe;

  68.3
  consolidate and divide all or any of its share capital into Shares of larger amount than its existing Shares;

  68.4
  by subdivision of its existing Shares or any of them divide the whole or any part of its share capital into Shares of smaller nominal value than is fixed by the Memorandum subject to Section 83(1)(b) of the Act, so, however, that in the sub-division the proportion between the amount paid and the amount, if any, unpaid on each reduced Share shall be the same as it was in the case of the Share from which the reduced Share is derived;

  68.5
  cancel any Shares that at the date of the passing of the relevant Ordinary Resolution have not been taken or agreed to be taken by any person; and

  68.6
  subject to applicable law, change the currency denomination of its share capital.

69.
Subject to the provisions of the Acts, the Company may:

69.1
by Special Resolution change its name, alter or add to the Memorandum with respect to any objects, powers or other matters specified therein or alter or add to these Articles;

69.2
by Special Resolution reduce its share capital or any undenominated capital. In relation to such reductions, the Company may by Special Resolution determine the terms upon which the reduction is to be effected, including in the case of a reduction of part only of any class of Shares, those Shares to be affected; and

69.3
by resolution of the Directors change the location of its registered office.

70.
Whenever as a result of an alteration or reorganisation of the share capital of the Company any Members would become entitled to fractions of a Share, the Directors may, on behalf of those Members, sell the Shares representing the fractions for the best price reasonably obtainable to any person and distribute the proceeds of sale in due proportion among those Members, and the Directors may authorise any person to execute an instrument of transfer of the Shares to, or in accordance with the directions of, the purchaser. The transferee shall not be bound to see to the application of the purchase money nor shall her title to the Shares be affected by any irregularity in or invalidity of the proceedings in reference to the sale.

CLOSING REGISTER OF MEMBERS OR FIXING RECORD DATE

71.
For the purpose of determining Members entitled to notice of or to vote at any meeting of Members or any adjournment thereof, or Members entitled to receive payment of any dividend, or in order to make a determination of Members for any other proper purpose, the Board may provide, subject to the requirements of Section 174 of the Act, that the Register of Members shall be closed for transfers at such times and for such periods, not exceeding in the whole 30 days in each year. If the Register of Members shall be so closed for the purpose of determining Members entitled to notice of or to vote at a meeting of Members such Register of Members shall be so closed for at least five (5) days immediately preceding such meeting and the record date for such determination shall be the date of the closure of the Register of Members.

72.
In lieu of, or apart from, closing the Register of Members, the Board may fix in advance a date as the record date (a) for any such determination of Members entitled to notice of or to vote at a meeting of the Members, which record date shall not be more than ninety (90) days nor less than ten (10) days before the date of such meeting, and (b) for the purpose of determining the Members entitled to receive payment of any dividend, or in order to make a determination of Members for any other proper purpose, which record date shall not be more than ninety (90) days prior to the date of payment of such dividend or the taking of any action to which such determination of Members is relevant. The record date shall not precede the date upon which the resolution fixing the record date is adopted by the Directors.

73.
If the Register of Members is not so closed and no record date is fixed for the determination of Members entitled to notice of or to vote at a meeting of Members or Members entitled to receive payment of a dividend, the date immediately preceding the date on which notice of the meeting is deemed given under these Articles or the date on which the resolution of the Directors declaring such dividend is adopted, as the case may be, shall be the record date for such determination of Members. When a determination of Members entitled to vote at any meeting of Members has been made as provided in these Articles, such determination shall apply to any adjournment thereof; provided, however, that the Directors may fix a new record date of the adjourned meeting, if they think fit.

GENERAL MEETINGS

74.
The Board shall convene and the Company shall hold annual general meetings in accordance with the requirements of the Acts.

75.
The Board may, whenever it thinks fit, and shall, on the requisition in writing of Members holding such number of Shares as is prescribed by, and made in accordance with, Section 178 of the Act, convene a general meeting in the manner required by the Acts. All general meetings other than annual general meetings shall be called extraordinary general meetings.

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76.
The Company shall in each year hold a general meeting as its annual general meeting in addition to any other meeting in that year, and shall specify the meeting as such in the notices calling it. Not more than fifteen months shall elapse between the date of one annual general meeting of the Company and that of the next. Subject to Section 176 of the Act, all general meetings may be held outside of Ireland.

77.
Each general meeting shall be held at such time and place as specified in the notice of meeting.

78.
The Board may, in its absolute discretion, postpone any general meeting called in accordance with the provisions of these Articles (other than a meeting requisitioned under Article 75 of these Articles or where the postponement of which would be contrary to the Acts, law or a court order pursuant to the Acts) if the Board considers that, for any reason, it is impractical or unreasonable to hold the general meeting, provided that notice of postponement is given to each Member before the time for such meeting. Fresh notice of the date, time and place for the postponed meeting shall be given to each Member in accordance with the provisions of these Articles.

79.
The Directors may, in its absolute discretion, cancel a general meeting of the members (other than a meeting requisitioned under Article 75 of these Articles or where the cancellation of which would be contrary to the Acts, law or a court order pursuant to the Acts) after it has been convened, and notice of such cancellation shall be given to each Member in accordance with the provisions of these Articles.

NOTICE OF GENERAL MEETINGS

80.
Subject to the provisions of the Acts allowing a general meeting to be called by shorter notice, an annual general meeting, and an extraordinary general meeting called for the passing of a Special Resolution, shall be called by at least twenty-one (21) clear days' notice and all other extraordinary general meetings shall be called by at least fourteen (14) clear days' notice. Such notice shall state the date, time and place of the meeting and the general nature of the business to be considered at the meeting. Every notice shall be exclusive of the day on which it is given or deemed to be given and of the day for which it is given and shall specify such other details as are required by applicable law or the relevant code, rules and regulations applicable to the listing of the Shares on the Exchange.

81.
A general meeting of the Company shall, whether or not the notice specified in this Article has been given and whether or not the provisions of the Articles regarding general meetings have been complied with, be deemed to have been duly convened if applicable law so permits and it is so agreed by the Auditors and by all the Members entitled to attend and vote thereat or by their proxies.

82.
The notice convening an annual general meeting shall specify the meeting as such, and the notice convening a meeting to pass a Special Resolution shall specify the intention to propose the resolution as a Special Resolution. Notice of every general meeting shall be given in any manner permitted by these Articles to:

78.1
every Member;

78.2
the personal representative of a deceased member of the Company;

78.3
the assignee in bankruptcy of a bankrupt member of the company (being a bankrupt member who is entitled to vote at the meeting);

78.4
the Directors and secretary of the Company; and

78.5
the Auditors.

83.
There shall appear with reasonable prominence in every notice of general meetings of the Company a statement that a Member entitled to attend and vote is entitled to appoint one or more proxies, using the form set out in Section 184 of the Act, to attend, speak and vote instead of her, that a proxy need not be a Member of the Company and the time by which the proxy must be received at the Company's registered office or some other place within the State as is specified in the statement for that purpose.

84.
The accidental omission to give notice of a general meeting to, or the non-receipt of notice of a meeting by, any person entitled to receive notice shall not invalidate the proceedings of that meeting.

85.
In cases where instruments of proxy are sent out with notices, the accidental omission to send such instrument of proxy to, or the non-receipt of such instrument of proxy by, any person entitled to receive notice shall not invalidate any resolution passed or any proceeding at any such meeting. A Member present, either in person or by proxy, at any general meeting of the Company or of the holders of any class of Shares in the Company, will be deemed to have received notice of that meeting and, where required, of the purpose for which it was called.

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PROCEEDINGS AT GENERAL MEETINGS

86.
All business shall be deemed special that is transacted at an extraordinary general meeting, and also all that is transacted at an annual general meeting, with the exception of declaring a dividend, the consideration of the Company's statutory financial statements and the reports of the Directors and Auditors, the election of Directors, the re-appointment of the retiring Auditors (subject to Sections 380 and 382 to 385 of the Act) and the fixing of the remuneration of the Auditors.

87.
No business shall be transacted at any general meeting unless a quorum is present. One or more Members present in person or by proxy holding not less than a majority of the issued and outstanding shares of the Company entitled to vote at the meeting in question shall be a quorum.

88.
If within one hour from the time appointed for the meeting a quorum is not present, the meeting, if convened upon the requisition of Members, shall be dissolved and in any other case it shall stand adjourned to the same day in the next week at the same time and place or to such other time or such other place as the Board may determine and if at the adjourned meeting a quorum is not present within one hour from the time appointed for the meeting the Members present shall be a quorum.

89.
Each Director and the Auditors shall be entitled to attend and speak at any general meeting of the Company.

90.
The Chairman, if any, of the Board shall preside as Chairman at every general meeting of the Company, or if there is no such Chairman, or if she shall not be present within one hour after the time appointed for the holding of the meeting, or is unwilling to act, the Directors present shall elect one of their number to be Chairman of the meeting or if all of the Directors present decline to take the chair, then the Members present shall choose one of their own number to be Chairman of the meeting.

91.
The Chairman may, with the consent of any general meeting duly constituted hereunder, and shall if so directed by the meeting, adjourn the meeting from time to time and from place to place, but no business shall be transacted at any adjourned meeting other than the business left unfinished, or which might have be transacted, at the meeting from which the adjournment took place. When a general meeting is adjourned for thirty days or more, notice of the adjourned meeting shall be given as in the case of an original meeting; save as aforesaid it shall not be necessary to give any notice of an adjournment or of the business to be transacted at an adjourned general meeting.

92.
92.1
Subject to the Acts, a resolution may only be put to a vote at a general meeting of the Company or of any class of Members if:

(a)
it is proposed by or at the direction of the Board; or

(b)
it is proposed at the direction of the Court; or

(c)
it is proposed on the requisition in writing of such number of Members as is prescribed by, and is made in accordance with, Section 178 of the Act and these Articles;

(d)
it is proposed pursuant to, and in accordance with the procedures and requirements of, Articles 100 or 101; or

(e)
the Chairman of the meeting in her absolute discretion decides that the resolution may properly be regarded as within the scope of the meeting.

92.2
No amendment may be made to a resolution, at or before the time when it is put to a vote, unless the Chairman of the meeting in her absolute discretion decides that the amendment or the amended resolution may properly be put to a vote at that meeting.

92.3
If the Chairman of the meeting rules a resolution or an amendment to a resolution admissible or out of order (as the case may be), the proceedings of the meeting or on the resolution in question shall not be invalidated by any error in her ruling. Any ruling by the Chairman of the meeting in relation to a resolution or an amendment to a resolution shall be final and conclusive.

93.
Subject to Article 156, except where a greater majority is required by the Acts or these Articles, any question proposed for a decision of the Members at any general meeting of the Company or a decision of any class of Members at a separate meeting of any class of Shares shall be decided by an Ordinary Resolution.

94.
At any general meeting a resolution put to the vote of the meeting shall be decided on a poll. The Board or the Chairman may determine the manner in which the poll is to be taken and the manner in which the votes are to be counted.

95.
A poll demanded on the election of the Chairman or on a question of adjournment shall be taken forthwith. A poll demanded on any other question shall be taken at such time, not being more than ten days from the date of the meeting or adjourned meeting at which the vote was taken, as the Chairman of the meeting directs, and any business other than that on which a poll has been demanded may be proceeded with pending the taking of the poll.

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96.
No notice need be given of a poll not taken immediately. The result of the poll shall be deemed to be the resolution of the general meeting at which the poll was demanded. On a poll a Member entitled to more than one vote need not use all her votes or cast all the votes she uses in the same way.

97.
If authorised by the Board, any vote taken by written ballot may be satisfied by a ballot submitted by electronic or telephonic transmission, provided that any such electronic or telephonic submission must either set forth or be submitted with information from which it can be determined that the electronic submission has been authorised by the Member or proxy.

98.
The Board may, for the purpose of controlling the level of attendance or ensuring the safety of those attending at any place specified for the holding of a general meeting, ensuring the security of the meeting and ensuring the future orderly conduct of the meeting, from time to time make such arrangements as it shall in its absolute discretion consider to be appropriate and may from time to time vary any such arrangements or make new arrangements therefor. Any decision made under this Article shall be final and the entitlement of any member or proxy to attend a general meeting at such place shall be subject to any such arrangements as may be for the time being approved by the Board. The Board may direct that any person wishing to attend any general meeting should provide evidence of identity and submit to such searches or other security arrangements or restrictions (including restrictions in items of personal property to be taken into the meeting) as the Board shall consider appropriate in the circumstances. The Board shall be entitled in its absolute discretion to authorise one or more persons (including the Directors, the company secretary or the Chairman) to refuse entry to, or eject from, any meeting any person who fails to provide such evidence of identity or to submit to such searches or to otherwise comply with such security arrangements or restrictions as are required pursuant to this Article, or who causes the meeting to become disorderly. Subject to the Act (and without prejudice to any other powers vested in the chair of a meeting) when conducting a general meeting, the Chairman may make whatever arrangement and take such action or give such directions as he or she considers, in his or her absolute discretion, to be appropriate or conducive to promote the orderly conduct of the meeting, to promote the conduct of the business laid down in the notice of the meeting with reasonable despatch and to maintain good order. The Chairman's decision on points of order, matters of procedure or on matters arising incidentally from the business of the meeting shall be final and conclusive, as shall his or her determination as to whether any point or matter is of such a nature

99.
A resolution in writing signed by all of the Members for the time being entitled to attend and vote on such resolution at a general meeting (or being bodies corporate by their duly authorised representatives) shall be as valid and effective for all purposes as if the resolution had been passed at a general meeting of the Company duly convened and held, and may consist of several documents in like form each signed by one or more persons, and if described as a special resolution shall be deemed to be a special resolution within the meaning of the Act. Any such resolution shall be served on the Company.

ADVANCE NOTICE OF MEMBER BUSINESS AND NOMINATIONS OF DIRECTORS

100.
Nominations of persons for election to the Board and the proposal of other business to be considered by the Members at a general meeting may only be made: (a) pursuant to the Company's notice of meeting pursuant to Article 77 at the recommendation of the Board, (b) by or at the direction of the Board or any authorised committee thereof or (c) by any Member who (i) complies with the notice procedures set forth in Articles 101 or 102, as applicable, (ii) was a Member at the time such notice is delivered to the Secretary and on the record date for the determination of Members entitled to vote at such general meeting and (iii) is present at the relevant general meeting, either in person or by proxy, to present her nomination or proposal of other business, provided, however, that Members shall only be entitled to nominate persons for election to the Board at annual general meetings or at general meetings called specifically for the purpose of electing Directors. For the avoidance of doubt, clause (c) above shall be the exclusive means for a Member to make nominations and submit other business before an annual general meeting or other general meeting and any such nominations shall be subject to the requirements of Article 156.

101.
For nominations of persons for election to the Board or other business to be properly brought before an annual general meeting by a Member, such Member must have given timely notice thereof in writing to the Secretary. To be timely, a Member's notice shall be delivered to the Secretary at the registered office of the Company, or such other address as the Secretary may designate, not less than 90 days nor more than 120 days prior to the first anniversary of the date the Company's proxy statement was first released to Members in connection with the prior year's annual general meeting; provided, however, that in the event the date of the annual general meeting is changed by more than 30 days from the first anniversary date of the prior year's annual general meeting, notice by the Member to be timely must be so delivered not earlier than the 120th day prior to such annual general meeting and not later than the later of the 90th day prior to such annual general meeting or the 10th day following the day on which public announcement of the date of such meeting is first made. To be in proper form, such Member's notice shall set forth:

101.1
as to each person whom the Member proposes to nominate for election or re-election as a Director:

(a)
the name, age, business address and residence address of such nominee;

(b)
the principal occupation or employment of such nominee;

(c)
the class and number of Shares which are owned of record and beneficially by such nominee;

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    (d)
    the date or dates on which such Shares were acquired and the investment intent of such acquisition;

    (e)
    completed and signed questionnaire, representation and agreement required by Article 101.4;

    (f)
    such other information concerning such nominee as would be required to be disclosed in a proxy statement soliciting proxies for the election of such nominee as a director in an election contest (even if an election contest is not involved), or that is otherwise required pursuant to Regulation 14A under the Exchange Act and the rules and regulations promulgated thereunder (including such proposed nominee's written consent to being named as a nominee and to serving as a director if elected); and

    (g)
    the information required by Article 101.3,

  and the Company may require any proposed nominee to furnish such other information as it may reasonably require to determine the eligibility of such proposed nominee to serve as an independent director of the Company or that could be material to a reasonable Member's understanding of the independence, or lack thereof, of such proposed nominee, and the impact that such service would have on the ability of the Company to satisfy the requirements of laws, rules, regulations and listing standards applicable to the Company or its Directors;

  101.2
  as to any other business that the Member proposes to bring before the meeting:

  (a)
  a brief description of the business desired to be brought before the meeting;

  (b)
  the text of the proposal or business (including the text of any resolutions proposed for consideration and if such business includes a proposal to amend these Articles, the text of the proposed amendment);

  (c)
  the reasons for conducting such business at the meeting;

  (d)
  any material interest (including any anticipated benefit of such business to any Proponent (as defined below) other than solely as a result of its ownership of Shares, that is material to any Proponent individually, or to the Proponents in the aggregate) in such business of any Proponent; and

  (e)
  the information required by Article 101.3;

  101.3
  as to the Member giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (each, a "Proponent" and collectively, the "Proponents"):

  (a)
  the name and address of each Proponent (including, if applicable, the name and address that appear in the Register of Members);

  (b)
  the class or series and number of Shares that are owned beneficially and of record by each Proponent;

  (c)
  a description of any agreement, arrangement or understanding (whether oral or in writing) with respect to the nomination or proposal between or among any Proponent and any of its affiliates or associates, and any others (including their names) acting in concert, or otherwise under the agreement, arrangement or understanding, with any of the foregoing;

  (d)
  a representation that the Proponents are holders of record or beneficial owners, as the case may be, of Shares entitled to vote at the meeting and intend to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice;

  (e)
  a representation as to whether the Proponents intend to deliver a proxy statement and form of proxy to holders of a sufficient number of the Company's voting Shares to elect such nominee or nominees or to carry such proposal;

  (f)
  to the extent known by any Proponent, the name and address of any other Member supporting the proposal on the date of such Members' notice; and

  (g)
  a description of all Derivative Instruments (as defined below) currently owned beneficially, directly or indirectly, by each Proponent, including the date any such Derivative Instrument was acquired or created, the class, series and number of securities involved in, and the material economic terms of, any such Derivative Instrument.

  For purposes of this Article 101, a "Derivative Instrument" means any agreement, arrangement, interest or understanding entered into by, or on behalf or for the benefit of, any Proponent or any of its affiliates or associates, whether record or beneficial:

  (a)
  the value of which is derived in whole or in part from the value of any class or series of Shares or other securities of the Company;

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    (b)
    with an exercise or conversion privilege or a settlement payment or mechanism at a price related to any class or series of shares of the Company;

    (c)
    which otherwise provides any direct or indirect opportunity to gain or share in any gain derived from a change in the value of securities of the Company;

    (d)
    the effect or intent of which is to mitigate loss, manage risk or benefit of security value or price changes, or

    (e)
    which provides the right to vote or increase or decrease the voting power of, such Proponent, or any of its affiliates or associates, with respect to any securities of the Company;

    (f)
    or any derivative or synthetic arrangement having the characteristics of a long position in any class or series of shares of the Company;

  which agreement, arrangement, interest or understanding may include, without limitation, any option, warrant, debt position, note, bond, convertible security, swap, stock appreciation right, short position (for purposes hereof, a person or entity shall be deemed to have a short position in a security of the Company if such person or entity, directly or indirectly, through any contract, arrangement, relationship, understanding or otherwise, has the opportunity to profit or share in any profit derived from any decrease in the value of such security), profit interest, hedge, right to dividends, voting agreement, performance-related fee or arrangement to borrow or lend shares (whether or not subject to payment, settlement, exercise or conversion in any such class or series), and any proportionate interest of such Proponent in the securities of the Company held, directly or indirectly, by any general or limited partnership, or any limited liability company, of which such Proponent is a general partner or managing member or, directly or indirectly, beneficially owns an interest in such general partner or managing member.

  101.4
  To be eligible to be a nominee for election as a director of the Company, such nominee or a person on his or her behalf must deliver (in the case of a nomination under clause (c) of Article 100, in accordance with the time periods prescribed for delivery of notice under this Article 101) to the Secretary at the registered office a written questionnaire with respect to the background and qualification of such nominee (and in the case of a nomination under clause (c) of Article 100, the background of any other person or entity on whose behalf the nomination is being made), which questionnaire shall be provided by the Secretary promptly upon written request, and a written representation and agreement, in the form provided by the Secretary promptly upon written request, that such person (A) is not and will not become a party to (i) any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person or entity as to how such person, if elected as a director of the Company, will act or vote on any issue or question (a "Voting Commitment") that has not been disclosed to the Company in the questionnaire or (ii) any Voting Commitment that could limit or interfere with such person's ability to comply, if elected as a director of the Company, with such person's fiduciary duties under applicable law; (B) is not and will not become a party to any agreement, arrangement or understanding with any person or entity other than the Company with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a director of the Company that has not been disclosed therein; and (C) except as otherwise disclosed in the questionnaire, would be in compliance, if elected as a director of the Company, and will comply with, all applicable publicly disclosed corporate governance, conflict of interest, confidentiality and stock ownership and trading policies and guidelines of the Company.

  101.5
  A Member providing the written notice required by this Article 101 shall update and supplement such notice in writing, if necessary, so that the information provided or required to be provided in such notice is true and correct in all material respects as of (A) the record date for the meeting and (B) as of the date that is five (5) business days prior to the date of the meeting and, in the event of any adjournment or postponement thereof, five (5) business days prior to the date to which such meeting is adjourned or postponed (or such lesser number of days prior to the date of such adjourned or postponed meeting as is reasonably practicable under the circumstances). In the case of an update and supplement pursuant to clause (A) of this Article 101.5, such update and supplement shall be received by the Secretary at the principal executive offices of the Company not later than five (5) business days after the record date for the meeting. In the case of an update and supplement pursuant to clause (B) of this Article 101.5, such update and supplement shall be delivered to, or mailed and received by, the Secretary at the registered office not later than two (2) business days prior to the date of the meeting, and, in the event of any adjournment or postponement thereof, two (2) business days prior to the date to which such meeting is adjourned or postponed (or such lesser number of days prior to the date of such adjourned or postponed meeting as is reasonably practicable under the circumstances).

  101.6
  For the purpose of this Article 101, references to the Company's "prior year's annual general meeting" shall be construed insofar as they relate to the first annual general meeting held following the Original Adoption Date as referring to the 2021 annual general meeting of Trinseo S.A. and references to "the Company's proxy statement" shall be construed insofar as they relate to the first annual general meeting held following the Original Adoption Date as referring to the 2021 proxy statement of Trinseo S.A.

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102.
For nominations of persons for election to the Board or other business to be properly brought before a general meeting other than an annual general meeting by a Member, such Member must have given timely notice thereof in writing to the Secretary. To be timely, a Member's notice shall be delivered to the Secretary at the registered office of the Company or such other address as the Secretary may designate, not earlier than the 150th day prior to such general meeting and not later of the 90th day prior to such general meeting or the 10th day following the day on which public announcement is first made of the date of the general meeting. Such Member's notice shall set forth the same information as is required by Article 101.

103.
Unless otherwise provided by the terms of any series of preferred shares or any agreement among Members or other agreement approved by the Board, and subject always to the Act and these Articles (including without limitation the requirements of Article 156), only persons who are nominated in accordance with the procedures set forth in Articles 101 and 102 shall be eligible to serve as Directors of the Company. If the Chairman of a general meeting determines that a proposed nomination was not made in compliance with Articles 101 and 102, she shall declare to the meeting that nomination is defective and such defective nomination shall be disregarded. Notwithstanding the foregoing provisions of these Articles, if the Member (or a qualified representative of the Member) does not appear at the general meeting to present her nomination, such nomination shall be disregarded.

VOTES OF MEMBERS

104.
Subject to any rights or restrictions for the time being attached to any class or classes of Shares, every Member of record present in person or by proxy shall have one vote for each Share registered in her name in the Register of Members.

105.
In the case of joint holders of record the vote of the senior holder who tenders a vote, whether in person or by proxy, shall be accepted to the exclusion of the votes of the other joint holders, and for this purpose seniority shall be determined by the order in which the names stand in the Register of Members.

106.
A Member of unsound mind, or in respect of whom an order has been made by any court, having jurisdiction in lunacy, may vote by her committee, receiver, curator bonis, or other person in the nature of a committee, receiver or curator bonis appointed by that court, and any such committee, receiver, curator bonis or other persons may vote by proxy.

107.
No Member shall be entitled to vote at any general meeting unless she is registered as a Member on the record date for such meeting.

108.
No objection shall be raised to the qualification of any voter except at the general meeting or adjourned general meeting at which the vote objected to is given or tendered and every vote not disallowed at such general meeting shall be valid for all purposes. Any such objection made in due time shall be referred to the Chairman of the general meeting whose decision shall be final and conclusive.

109.
Votes may be given either personally or by proxy. A Member may appoint more than one proxy or the same proxy under one or more instruments to attend and vote at a meeting and may appoint a proxy to vote both in favour of and against the same resolution in such proportion as specified in the instrument appointing the proxy.

PROXIES AND CORPORATE REPRESENTATIVES

110.
110.1
Every Member entitled to attend and vote at a general meeting may appoint a proxy to attend, speak and vote on her behalf and may appoint more than one proxy to attend, speak and vote at the same meeting. The appointment of a proxy or corporate representative shall be in the form that the Directors shall approve (subject to the requirements of the Act) and may be accepted by the Company at such place and at such time as the Board or the Secretary shall from time to time determine, subject to applicable requirements of the Act, the United States Securities and Exchange Commission and the Exchange on which the Shares are listed. No such instrument appointing a proxy or corporate representative shall be voted or acted upon after 2 years from its date.

110.2
Without limiting the foregoing, the Directors may from time to time permit appointments of a proxy to be made by means of an electronic or internet communication or facility and may in a similar manner permit supplements to, or amendments or revocations of, any such electronic or internet communication or facility to be made. The Directors may in addition prescribe the method of determining the time at which any such electronic or internet communication or facility is to be treated as received by the Company. The Directors may treat any such electronic or internet communication or facility which purports to be or is expressed to be sent on behalf of a Member as sufficient evidence of the authority of the person sending that instruction to send it on behalf of that Member.

111.
Any body corporate which is a Member of the Company may authorise such person as it thinks fit to act as its representative at any meeting of the Company or of any class of Members of the Company and the person so authorised shall be entitled to exercise the same powers on behalf of the body corporate which she represents as that body corporate could exercise if it were

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  an individual Member of the Company. The Company may require evidence from the body corporate of the due authorisation of such person to act as the representative of the relevant body corporate.

112.
An appointment of proxy relating to more than one meeting (including any adjournment thereof) having once been received by the Company for the purposes of any meeting shall not require to be delivered, deposited or received again by the Company for the purposes of any subsequent meeting to which it relates.

113.
Receipt by the Company of an appointment of proxy in respect of a meeting shall not preclude a Member from attending and voting at the meeting or at any adjournment thereof which attendance and voting will automatically cancel any proxy previously submitted.

114.
An appointment proxy shall be valid, unless the contrary is stated therein, as well for any adjournment of the meeting as for the meeting to which it relates.

115.
115.1
A vote given in accordance with the terms of an appointment of proxy or a resolution authorising a representative to act on behalf of a body corporate shall be valid notwithstanding the death or insanity of the principal, or the revocation of the appointment of proxy or of the authority under which the proxy was appointed or of the resolution authorising the representative to act or transfer of the Share in respect of which the proxy was appointed or the authorisation of the representative to act was given, provided that no direction in writing (whether in electronic form or otherwise) of such death, insanity, revocation or transfer shall have been received by the Company at the Office, at least one hour before the commencement of the meeting or adjourned meeting at which the appointment of proxy is used or at which the representative acts; provided, however, that where such direction is given in electronic form it shall have been received by the Company at least 24 hours (or such lesser time as the Directors may specify) before the commencement of the meeting.

115.2
The Directors may send, at the expense of the Company, by post, electronic mail or otherwise, to the Members forms for the appointment of a proxy (with or without stamped envelopes for their return) for use at any general meeting or at any class meeting, either in blank or nominating any one or more of the Directors or any other persons in the alternative.

DIRECTORS

116.
Subject to the Acts, the Board may determine the size of the Board from time to time at its absolute discretion, but which shall not be less than three (3) Directors.

117.
The remuneration to be paid to the Directors shall be such remuneration as the Directors shall determine. The Directors shall also be entitled to be paid their travelling, hotel and other expenses properly incurred by them in going to, attending and returning from meetings of the Directors, or any committee of the Directors, or general meetings of the Company, or otherwise in connection with the business of the Company, or to receive a fixed allowance in respect thereof as may be determined by the Board from time to time, or a combination partly of one such method and partly the other.

118.
The Board may approve additional remuneration to any Director undertaking any special work or services for, or undertaking any special mission on behalf of, the Company other than her ordinary routine work as a Director. Any fees paid to a Director who is also counsel or solicitor to the Company, or otherwise serves it in a professional capacity shall be in addition to her remuneration as a Director.

DIRECTORS' INTERESTS

119.
A Director who is in any way, whether directly or indirectly, interested in a contract, transaction or arrangement or proposed contract, transaction or arrangement with the Company shall, in accordance with Section 231 of the Act, declare the nature of her interest at the first opportunity either (a) at a meeting of the Board at which the question of entering into the contract, transaction or arrangement is first taken into consideration, if the Director or officer of the Company knows this interest then exists, or in any other case, at the first meeting of the Board after learning that she is or has become so interested or (b) by providing a general notice to the Directors declaring that she is a director or an officer of, or has an interest in, a person and is to be regarded as interested in any transaction or arrangement made with that person, and after giving such general notice it shall not be necessary to give special notice relating to any particular transaction.

120.
A Director may hold any other office or place of profit under the Company (other than the office of its Auditors) in conjunction with her office of Director for such period and on such terms as to remuneration and otherwise as the Board may determine.

121.
A Director may act by herself or her firm in a professional capacity for the Company (other than as its Auditors) and she or her firm shall be entitled to remuneration for professional services as if she were not a Director.

122.
A Director may be or become a director, managing director, joint managing director, deputy managing director, executive director, manager or other officer or Member of any other company or otherwise interested in any company promoted by the

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  Company or in which the Company may be interested as shareholder or otherwise, and no such Director shall be accountable to the Company for any remuneration or other benefits received by her as a director, managing director, joint managing director, deputy managing director, executive director, manager or other officer or Member of such other company; provided that she has declared the nature of her position with, or interest in, such company to the Board in accordance with Article 119.

123.
No person shall be disqualified from the office of Director or from being an officer of the Company or prevented by such office from contracting with the Company, either as vendor, purchaser or otherwise, nor shall any such contract or any contract or transaction entered into by or on behalf of the Company in which any Director or officer of the Company shall be in any way interested be or be liable to be avoided, nor shall any Director or officer of the Company so contracting or being so interested be liable to account to the Company for any profit realised by any such contract or transaction by reason of such Director or officer of the Company holding office or of the fiduciary relation thereby established; provided that:

123.1
he has declared the nature of her interest in such contract or transaction to the Board in accordance with Article 119; and

123.2
the contract or transaction is approved by a majority of the disinterested Directors, notwithstanding the fact that the disinterested Directors may represent less than a quorum.

124.
A Director may be counted in determining the presence of a quorum at a meeting of the Board which authorises or approves the contract, transaction or arrangement in which she is interested and she shall be at liberty to vote in respect of any contract, transaction or arrangement in which she is interested, provided that the nature of the interest of any Director in any such contract or transaction shall be disclosed by her in accordance with Article 119, at or prior to its consideration and any vote thereon.

125.
For the purposes of Article 119:

125.1
a general notice given to the Directors that a Director is to be regarded as having an interest of the nature and extent specified in the notice in any transaction or arrangement in which a specified person or class of persons is interested shall be deemed to be a disclosure that the Director has an interest in any such transaction of the nature and extent so specified;

125.2
an interest of which a Director has no knowledge and of which it is unreasonable to expect her to have knowledge shall not be treated as an interest of her; and

125.3
a copy of every declaration made and notice given under Article 119 shall be entered within three days after the making or giving thereof in a book kept for this purpose. Such book shall be open for inspection without charge by any Director, Secretary, the Auditors or Member of the Company at the Registered Office and shall be produced at every general meeting of the Company and at any meeting of the Directors if any Director so requests in sufficient time to enable the book to be available at the meeting.

POWERS AND DUTIES OF DIRECTORS

126.
The business of the Company shall be managed by the Directors, who may pay all expenses incurred in promoting and registering the Company and may exercise all such powers of the Company as are not, by the Acts or by these Articles, required to be exercised by the Company in general meeting, subject, nevertheless, to any of these Articles and to the provisions of the Acts. No resolution made by the Company in general meeting shall invalidate any prior act of the Directors that would have been valid if that resolution had not been made.

127.
The Board shall have the power to appoint and remove executives in such terms as the Board sees fit and to give such titles and responsibilities to those executives as it sees fit.

128.
The Company may exercise the powers conferred by Section 44 of the Act with regard to having an official seal for use abroad and such powers shall be vested in the Directors.

129.
Subject as otherwise provided with these Articles, the Directors may exercise the voting powers conferred by shares of any other company held or owned by the Company in such manner in all respects as they think fit and in particular they may exercise their voting powers in favour of any resolution appointing the Directors or any of them as directors or officers of such other company or providing for the payment of remuneration or pensions to the directors or officers of such other company.

130.
All cheques, promissory notes, drafts, bills of exchange and other negotiable instruments and all receipts for money paid to the Company shall be signed, drawn, accepted, endorsed or otherwise executed, as the case may be, by such person or persons and in such manner as the Directors shall from time to time by resolution determine.

131.
A Director is expressly permitted (for the purposes of Section 228(1)(d) of the Act) to use the Company's property subject to such conditions as may have been approved pursuant to such authority as may be delegated by the Board in accordance with these Articles.

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132.
Nothing in Section 228 of the Act shall restrict a director from entering into any commitment which has been approved by the Board or has been approved pursuant to such authority as may be delegated by the Board in accordance with these Articles.

133.
The Directors may from time to time authorise such person or persons as they see fit to perform all acts, including without prejudice to the foregoing, to effect a transfer of any shares, bonds, or other evidences of indebtedness or obligations, subscription rights, warrants, and other securities in another body corporate in which the Company holds an interest and to issue the necessary powers of attorney for the same; and each such person is authorised on behalf of the Company to vote such securities, to appoint proxies with respect thereto, and to execute consents, waivers and releases with respect thereto, or to cause any such action to be taken.

134.
The Board may exercise all powers of the Company to borrow money and to mortgage or charge its undertaking, property and uncalled capital or any part thereof and to issue debentures, debenture stock, mortgages, bonds or such other securities whether outright or as security for any debt, liability or obligation of the Company or of any third party.

135.
The Directors may procure the establishment and maintenance of or participate in, or contribute to any non-contributory or contributory pension or superannuation fund, scheme or arrangement or life assurance scheme or arrangement for the benefit of, and pay, provide for or procure the grant of donations, gratuities, pensions, allowances, benefits or emoluments to any persons (including Directors or other officers) who are or shall have been at any time in the employment or service of the Company or of any company which is or was a subsidiary of the Company or of the predecessor in business of the Company or any such subsidiary or holding Company and the wives, widows, families, relatives or dependants of any such persons. The Directors may also procure the establishment and subsidy of or subscription to and support of any institutions, associations, clubs, funds or trusts calculated to be for the benefit of any such persons as aforesaid or otherwise to advance the interests and well being of the Company or of any such other company as aforesaid or its Members, and payments for or towards the issuance of any such persons as aforesaid and subscriptions or guarantees of money for charitable or benevolent objects or for any exhibition or for any public, general or useful object. Provided that any Director shall be entitled to retain any benefit received by her under this Article, subject only, where the Acts require, to disclosure to the Members and the approval of the Company in general meeting.

136.
The Board may from time to time provide for the management of the affairs of the Company in such manner as it shall think fit and the specific delegation provisions contained in the Articles shall not limit the general powers conferred by these Articles.

MINUTES

137.
The Board shall cause minutes to be made in books kept for the purpose of all appointments of officers made by the Board, all resolutions and proceedings at meetings of the Company or the holders of any class of Shares, of the Directors and of committees of Directors, including the names of the Directors present at each meeting.

DELEGATION OF THE BOARD'S POWERS

138.
The Board may delegate any of its powers (with power to sub-delegate) to any committee consisting of one or more Directors. The Board may also delegate to any Director such of its powers as it considers desirable to be exercised by her. Any such delegation may be made subject to any conditions the Board may impose, and either collaterally with or to the exclusion of its own powers and may be revoked or altered. Subject to any such conditions, the proceedings of a committee of the Board shall be governed by the Articles regulating the proceedings of Directors, so far as they are capable of applying.

139.
The Board may by power of attorney or otherwise appoint any person to be the agent of the Company on such conditions as the Board may determine, provided that the delegation is not to the exclusion of its own powers and may be revoked by the Board at any time.

140.
The Board may by power of attorney or otherwise appoint any company, firm, person or body of persons, whether nominated directly or indirectly by the Board, to be the attorney or authorised signatory of the Company for such purpose and with such powers, authorities and discretions (not exceeding those vested in or exercisable by the Board under these Articles) and for such period and subject to such conditions as they may think fit, and any such powers of attorney or other appointment may contain such provisions for the protection and convenience of persons dealing with any such attorneys or authorised signatories as the Board may think fit and may also authorise any such attorney or authorised signatory to delegate all or any of the powers, authorities and discretions vested in her.

EXECUTIVE OFFICERS

141.
In addition to the Directors and the Secretary, the Company may appoint such officers as the Board may from time to time determine on such terms and for such period as they may determine and, without prejudice to the terms of any contract entered into in any particular case, may revoke or vary the terms of any such appointment at any time.

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PROCEEDINGS OF DIRECTORS

142.
Except as otherwise provided by these Articles, the Directors shall meet together for the despatch of business, convening, adjourning and otherwise regulating their meetings and procedures as they think fit. Questions arising at any meeting shall be decided by a majority of votes of the Directors present at a meeting at which there is a quorum. Each Director shall have one vote.

143.
Regular meetings of the Board may be held at such times and places as may be provided for in resolutions adopted by the Board. No additional notice of a regularly scheduled meeting of the Board shall be required.

144.
The chairman, the chief executive officer of the Company or the majority of the Board may, and the Secretary on the requisition of any such person(s) shall, at any time summon a meeting of the Directors by at least 24 hours' notice in writing to every Director which notice shall set forth the general nature of the business to be considered unless notice is waived by all the Directors either at, before or after the meeting is held and provided further if notice is given in person, by telephone, cable, telex, telecopy or email the same shall be deemed to have been given on the day it is delivered to the Directors or transmitting organisation as the case may be. The accidental omission to give notice of a meeting of the Directors to, or the non-receipt of notice of a meeting by any person entitled to receive notice shall not invalidate the proceedings of that meeting.

145.
The quorum necessary for the transaction of the business of the Board may be fixed by the Board and unless so fixed shall be a majority of the Directors in office.

146.
The continuing Directors may act notwithstanding any vacancy in their body, but if and so long as their number is reduced below the number fixed by or pursuant to these Articles as the necessary quorum of Directors, the continuing Directors or Director may act for the purpose of increasing the number of Directors to that number, or of summoning a general meeting of the Company, but for no other purpose.

147.
The Directors shall elect a Chairman of their Board and determine the period for which she is to hold office; but if no such Chairman is elected, or if at any meeting the Chairman is not present within five (5) minutes after the time appointed for holding the same, the Directors present may choose one of their number to be a Chairman of the meeting.

148.
All acts done by any meeting of the Directors or of a committee of Directors shall, notwithstanding that it be afterwards discovered that there was some defect in the appointment of any Director, or that they or any of them were disqualified, be as valid as if every such person had been duly appointed and qualified to be a Director.

149.
Members of the Board or of any committee thereof may participate in a meeting of the Board or of such committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other and participation in a meeting pursuant to this provision shall constitute presence in person at such meeting. Unless otherwise determined by the Directors the meeting shall be deemed to be held at the place where the Chairman is at the start of the meeting.

150.
A resolution in writing (in one or more counterparts), signed by all the Directors for the time being or all the members of a committee of Directors shall be as valid and effectual as if it had been passed at a meeting of the Directors or committee as the case may be duly convened and held.

RESIGNATION AND DISQUALIFICATION OF DIRECTORS

151.
The office of a Director shall be vacated:

151.1
if she resigns her office, on the date on which notice of her resignation is delivered to the Registered Office or tendered at a meeting of the Board or on such later date as may be specified in such notice; or

151.2
on her being prohibited by law from being a Director; or

151.3
on her ceasing to be a Director by virtue of any provision of the Acts.

152.
The Company may, by Ordinary Resolution, of which notice has been given in accordance with Section 146 of the Act, remove any Director before the expiration of her period of office notwithstanding anything in these Articles or in any agreement between the Company and such Director. Such removal shall be without prejudice to any claim such Director may have for damages for breach of any contract of service between her and the Company.

APPOINTMENT OF DIRECTORS

153.
At every annual general meeting of the Company commencing with the first annual general meeting of the Company following the Original Adoption Date, the term of each Director shall expire and each of them shall be eligible for re-election. A Director whose term expires at a general meeting shall retain office until the close of that meeting (including any adjournment thereof).

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154.
Any vacancy on the Board, including a vacancy that results from an increase in the number of directors or from the death, resignation, retirement, disqualification or removal of a Director, shall be deemed a casual vacancy. Subject to the terms of any one or more classes or series of preferred shares and the Acts, any casual vacancy shall only be filled by decision of a majority of the Board then in office, provided that a quorum is present.

155.
During any vacancy in the Board, the remaining Directors shall have full power to act as the Board.

156.
The election of Directors at general meetings will be by way of Ordinary Resolution, subject to the remaining provisions of this Article 156. Where, at any general meeting, the number of the persons who are validly nominated for election or re-election in accordance with these Articles (the "Director Nominees"), exceeds the maximum number of persons who may be appointed as Directors at that general meeting (the "Available Director Positions") on the basis of:

156.1
the size of the Board determined in accordance with Article 116; and

156.2
the number of existing Directors who are to remain on the Board without seeking re-election,

then such election shall be considered a "Contested Election". Subject always to the Acts, in a Contested Election each of the Director Nominees shall be voted upon as a separate resolution and the Director Nominees who shall be elected as Directors shall be only those Director Nominees (in number equal to the Available Director Positions) who receive the highest number of votes of all Director Nominees in favour of their election or re-election, provided that no such resolutions shall be proposed where there is no Available Director Position at the commencement of the general meeting or no Available Director Position arises during the course of the general meeting.

157.
Article 156 shall not limit the rights of holders of any class or series of Shares then in issue having special rights to nominate or appoint Directors in accordance with the terms of issue of such class or series and nothing in Article 156 will require or result in the removal of a Director whose election or re-election to the Board was not voted on at the relevant general meeting.

SECRETARY

158.
The Secretary shall be appointed by the Board at such remuneration (if any) and on such terms as it may think fit and any Secretary so appointed may be removed by the Board.

159.
The duties of the Secretary shall be those prescribed by the Acts, together with such other duties as shall from time to time be prescribed by the Board, and in any case, shall include the making and keeping of records of the votes, doings and proceedings of all meetings of the Members and the Board of the Company, and committees, and the authentication of records of the Company.

160.
A provision of the Acts or these Articles requiring or authorising a thing to be done by or to a Director and the Secretary shall not be satisfied by its being done by or to the same person acting both as Director and as, or in the place of, the Secretary.

SEAL

161.
The Company shall have a common seal which shall only be used by the authority of the Board or of a committee of the Board authorised by the Board in that regard and every instrument to which the Seal has been affixed shall be signed by any person who shall be either a Director or the Secretary or Assistant Secretary or some other person authorised by the Board, either generally or specifically, for the purpose.

162.
The Company may have for use in any place or places outside Ireland, a duplicate Seal or Seals each of which shall be a duplicate of the Seal of the Company except, in the case of a Seal for use in sealing documents creating or evidencing securities issued by the Company, for the addition on its face of the word "Securities" and if the Board so determines, with the addition on its face of the name of every place where it is to be used.

DIVIDENDS, DISTRIBUTIONS AND RESERVES

163.
The Company in general meeting may declare dividends, but no dividends shall exceed the amount recommended by the Directors.

164.
Subject to the Acts, the Board may from time to time declare dividends (including interim dividends) and distributions on Shares of the Company outstanding and authorise payment of the same out of the funds of the Company lawfully available therefore and in any currency chosen at its discretion.

165.
The Board may, before declaring any dividends or distributions, set aside such sums as they think proper as a reserve or reserves which shall at the discretion of the Directors, be applicable for any purpose of the Company and pending such application may, at the like discretion, be employed in the business of the Company. The Directors may also, without placing the same to reserve, carry forward any profits which they may think it prudent not to divide.

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166.
No dividend, interim dividend or distribution shall be paid otherwise than in accordance with the provisions of the Act.

167.
Subject to the rights of persons, if any, entitled to Shares with special rights as to dividends or distributions, if dividends or distributions are to be declared on a class of Shares they shall be declared and paid according to the amounts paid or credited as paid on the Shares of such class outstanding on the record date for such dividend or distribution as determined in accordance with these Articles.

168.
The Directors may deduct from any dividend payable to any Member all sums of money (if any) immediately payable by her to the Company in relation to the Shares of the Company.

169.
The Board or any general meeting declaring a dividend (upon the recommendation of the Board), may direct that any dividend or distribution be paid wholly or partly by the distribution of specific assets and in particular of paid up Shares, debentures, or debenture stock of any other company or in any one or more of such ways and where any difficulty arises in regard to such distribution, the Board may settle the same as they think expedient and in particular may issue fractional certificates and fix the value for distribution of such specific assets or any part thereof and may determine that cash payments shall be made to any Members upon the footing of the value so fixed in order to adjust the rights of all Members and may vest any such specific assets in trustees as may seem expedient to the Board.

170.
Any dividend, distribution, interest or other monies payable in cash in respect of Shares may be paid by cheque or warrant sent through the post, or sent by any electronic or other means of payment, directed to the registered address of the holder or, in the case of joint holders, to the holder who is first named on the Register of Members or to such person and to such address as such holder or joint holders may in writing direct. Every such cheque or warrant, electronic or other payment shall be made payable to the order of the person to whom it is sent and payment of the cheque or warrant shall be a good discharge to the Company. Any one of two or more joint holders may give effectual receipts for any dividends, bonuses, or other monies payable in respect of the Share held by them as joint holders. Any such dividend or other distribution may also be paid by any other method (including payment in a currency other than US$, electronic funds transfer, direct debit, bank transfer or by means of a relevant system) which the Directors consider appropriate and any Member who elects for such method of payment shall be deemed to have accepted all of the risks inherent therein. The debiting of the Company's account in respect of the relevant amount shall be evidence of good discharge of the Company's obligations in respect of any payment made by any such methods.

171.
No dividend or distribution shall bear interest against the Company.

172.
If the Directors so resolve, any dividend which has remained unclaimed for six years from the date of its declaration shall be forfeited and cease to remain owing by the Company. The payment by the Directors of any unclaimed dividend or other monies payable in respect of a Share into a separate account shall not constitute the Company a trustee in respect thereof.

CAPITALISATION

173.
Without prejudice to any powers conferred on the Directors as aforesaid, and subject to the Directors' authority to issue and allot Shares under Article 6, the Directors may:

173.1
resolve to capitalise an amount standing to the credit of reserves (including any undenominated capital, profit and loss account and any sum representing unrealised revaluation reserves)), whether or not available for distribution;

173.2
appropriate the sum resolved to be capitalised to the Members in proportion to the nominal amount of Shares held by them respectively and apply that sum on their behalf in or towards paying up in full unissued Shares or debentures of a nominal amount equal to that sum, and allot the Shares or debentures, credited as fully paid, to the Members (or as the Board of may direct) in those proportions, or partly in one way and partly in the other, but the profits, undenominated capital and any sum representing unrealised revaluation reserves that are not available for distribution may, for the purposes of this Article 173, only be applied in paying up unissued Shares to be allotted to Members credited as fully paid;

173.3
make any arrangements it thinks fit to resolve a difficulty arising in the distribution of a capitalised reserve and in particular, without limitation, where Shares or debentures become distributable in fractions the Board may deal with the fractions as it thinks fit;

173.4
authorise a person to enter (on behalf of all the Members concerned) into an agreement with the Company providing for the allotment to the Members respectively, credited as fully paid, of Shares or debentures to which they may be entitled on the capitalisation and any such agreement made under this authority being effective and binding on all those Members; and

173.5
generally do all acts and things required to give effect to the resolution.

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ACCOUNTS

174.
The Directors shall cause to be kept adequate accounting records, whether in the form of documents, electronic form or otherwise, that:

174.1
correctly record and explain the transactions of the Company;

174.2
will at any time enable the financial position of the Company to be determined with reasonable accuracy;

174.3
will enable the Directors to ensure that any balance sheet, profit and loss account or income and expenditure account of the Company complies with the requirements of the Acts;

174.4
will record all sums of money received and expended by the Company and the matters in respect of which the receipt or expenditure takes place, all sales and purchases of goods by the Company and the assets and liabilities of the Company; and

174.5
will enable the accounts of the Company to be readily and properly audited.

175.
The accounting records shall be kept on a continuous and consistent basis and entries therein shall be made in a timely manner and be consistent from year to year. The Company may send by post, electronic mail or any other means of electronic communication a summary financial statement to its Members or persons nominated by any Member. The Company may meet, but shall be under no obligation to meet, any request from any of its Members to be sent additional copies of its full report and accounts or summary financial statement or other communications with its Members.

176.
The accounting records shall be kept at the registered office of the Company or, subject to the provisions of the Acts, at such other place as the Directors think fit and shall be open at all reasonable times to the inspection of the Directors.

177.
Adequate accounting records shall not be deemed to be kept as required by Articles 174 to 176, if there are not kept such accounting records as are necessary to give a true and fair view of the state of the Company's affairs and to explain its transactions.

178.
In accordance with the provisions of the Acts, the Board may from time to time cause to be prepared and to be laid before the Company in general meeting statutory financial statements, group accounts (if any) and such other reports and accounts as may be required by law.

179.
A copy of the statutory financial statements of the Company (including every document required by law to be annexed thereto) which is to be laid before the annual general meeting of the Company together with a copy of the Directors' report and Auditors' report or summary financial statements prepared in accordance with Section 1119 of the Act shall be sent by post, electronic mail or any other means of communication (electronic or otherwise), not less than twenty-one clear days before the date of the annual general meeting, to every person entitled under the provisions of the Acts to receive them; provided that in the case of those documents sent by electronic mail or any other means of electronic communication, such documents shall be sent with the consent of the recipient, to the address of the recipient notified to the Company by the recipient for such purposes, and provided further that where the Directors elect to send a summary financial statements to the members, any member may request that he be sent a copy of the statutory financial statements of the Company.

AUDIT

180.
Auditors shall be appointed and their duties regulated in accordance with the Acts, any other applicable law and such requirements not inconsistent with the Acts as the Board may from time to time determine.

NOTICES

181.
Any notice to be given, served, sent or delivered pursuant to these Articles shall be in writing (whether in electronic form or otherwise).

181.1
A notice or document to be given, served, sent or delivered in pursuance of these Articles may be given to, served on or delivered to any Member by the Company:

(a)
by handing same to her authorised agent;

(b)
by leaving the same at her registered address;

(c)
by sending the same by the post in a pre-paid cover addressed to her at her registered address; or

(d)
by sending, with the consent of the Member to the extent required by law, the same by means of electronic mail or other means of electronic communication approved by the Directors, to the Address of the Member notified to the Company by the Member for such purpose (or if not so notified, then to the Address of the Member last known to the Company).

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  181.2
  For the purposes of these Articles and the Act, a document shall be deemed to have been sent to a Member if a notice is given, served, sent or delivered to the Member and the notice specifies the website or hotlink or other electronic link at or through which the Member may obtain a copy of the relevant document.

  181.3
  Where a notice or document is given, served or delivered pursuant to sub-paragraph 181.1(a) or 181.1(b) of this Article, the giving, service or delivery thereof shall be deemed to have been effected at the time the same was handed to the Member or her authorised agent, or left at her registered address (as the case may be).

  181.4
  Where a notice or document is given, served or delivered pursuant to sub-paragraph 181.1(c) of this Article, the giving, service or delivery thereof shall be deemed to have been effected at the expiration of twenty-four hours after the cover containing it was posted. In proving service or delivery it shall be sufficient to prove that such cover was properly addressed, stamped and posted.

  181.5
  Where a notice or document is given, served or delivered pursuant to sub-paragraph 181.1(d) o this Article, the giving, service or delivery thereof shall be deemed to have been effected at the expiration of 48 hours after despatch.

  181.6
  Every legal personal representative, committee, receiver, curator bonis or other legal curator, assignee in bankruptcy, examiner or liquidator of a Member shall be bound by a notice given as aforesaid if sent to the last registered address of such Member, or, in the event of notice given or delivered pursuant to sub-paragraph 181.1(d), if sent to the address notified by the Company by the Member for such purpose notwithstanding that the Company may have notice of the death, lunacy, bankruptcy, liquidation or disability of such Member.

  181.7
  Notwithstanding anything contained in this Article, the Company shall not be obliged to take account of or make any investigations as to the existence of any suspension or curtailment of postal services within or in relation to all or any part of any jurisdiction.

  181.8
  Any requirement in these Articles for the consent of a Member in regard to the receipt by such Member of electronic mail or other means of electronic communications approved by the Directors, including the receipt of the Company's statutory financial statements and the directors' and auditor's reports thereon, shall be deemed to have been satisfied where the Company has written to the Member informing him/her of its intention to use electronic communications for such purposes and the Member has not, within four weeks of the issue of such notice, served an objection in writing on the Company to such proposal. Where a Member has given, or is deemed to have given, her/her consent to the receipt by such Member of electronic mail or other means of electronic communications approved by the Directors, she/he may revoke such consent at any time by requesting the Company to communicate with her/him in documented form; provided, however, that such revocation shall not take effect until five days after written notice of the revocation is received by the Company.

  181.9
  Without prejudice to the provisions of sub-paragraphs 181.1(a) and 181.1(b) of this Article, if at any time by reason of the suspension or curtailment of postal services in any territory, the Company is unable effectively to convene a general meeting by notices sent through the post, a general meeting may be convened by a public announcement (as defined below) and such notice shall be deemed to have been duly served on all Members entitled thereto at noon (New York time) on the day on which the said public announcement is made. In any such case the Company shall put a full copy of the notice of the general meeting on its website. A "public announcement" shall mean disclosure in a press release reported by a financial news service or in a document publicly filed by the Company with the U.S. Securities and Exchange Commission pursuant to Sections 13, 14 or 15(d) of the Exchange Act and the rules and regulations promulgated thereunder.

182.
Notice may be given by the Company to the joint Members of a Share by giving the notice to the joint Member whose name stands first in the Register in respect of the Share and notice so given shall be sufficient notice to all the joint Holders.

183.
183.1
Every person who becomes entitled to a Share shall before her name is entered in the Register in respect of the Share, be bound by any notice in respect of that Share which has been duly given to a person from whom she derives her title.

183.2
A notice may be given by the Company to the persons entitled to a Share in consequence of the death or bankruptcy of a Member by sending or delivering it, in any manner authorised by these Articles for the giving of notice to a Member, addressed to them at the address, if any, supplied by them for that purpose. Until such an address has been supplied, a notice may be given in any manner in which it might have been given if the death or bankruptcy had not occurred.

184.
The signature (whether electronic signature, an advanced electronic signature or otherwise) to any notice to be given by the Company may be written (in electronic form or otherwise) or printed.

185.
A Member present, either in person or by proxy, at any meeting of the Company or the Holders of any class of Shares in the Company shall be deemed to have received notice of the meeting and, where requisite, of the purposes for which it was called.

169         2021 Proxy Statement

UNTRACED HOLDERS

186.
186.1
The Company shall be entitled to sell at the best price reasonably obtainable any Share or stock of a Member or any Share or stock to which a person is entitled by transmission if and provided that:

(a)
for a period of six years (not less than three dividends having been declared and paid) no cheque or warrant sent by the Company through the post in a prepaid letter addressed to the Member or to the person entitled by transmission to the Share or stock at her address on the Register or other the last known address given by the Member or the person entitled by transmission to which cheques and warrants are to be sent has been cashed and no communication has been received by the Company from the Member or the person entitled by transmission; and

(b)
at the expiration of the said period of six years the Company has given notice by advertisement in a leading Dublin newspaper and a newspaper circulating in the area in which the address referred to in paragraph (a) of this Article is located of its intention to sell such Share or stock; and

(c)
the Company has not during the further period of three months after the date of the advertisement and prior to the exercise of the power of sale received any communication from the Member or person entitled by transmission.

187.
To give effect to any such sale the Company may appoint any person to execute as transferor an instrument of transfer of such Share or stock and such instrument of transfer shall be as effective as if it had been executed by the Member or person entitled by transmission to such Share or stock. The Company shall account to the Member or other person entitled to such Share or stock for the net proceeds of such sale by carrying all monies in respect thereof to a separate account which shall be a permanent debt of the Company and the Company shall be deemed to be a debtor and not a trustee in respect thereof for such Member or other person. Monies carried to such separate account may either be employed in the business of the Company or invested in such investments (other than shares of the Company or its holding company if any) as the Directors may from time to time think fit.

DESTRUCTION OF DOCUMENTS

188.
The Company may destroy:

188.1
any dividend mandate or any variation or cancellation thereof or any notification of change of name or address, at any time after the expiry of two years from the date such mandate variation, cancellation or notification was recorded by the Company;

188.2
any instrument of transfer of Shares which has been registered, at any time after the expiry of six years from the date of registration; and

188.3
any other document on the basis of which any entry in the Register was made, at any time after the expiry of six years from the date an entry in the Register was first made in respect of it;

188.4
and it shall be presumed conclusively in favour of the Company that every share certificate (if any) so destroyed was a valid certificate duly and properly sealed and that every instrument of transfer so destroyed was a valid and effective instrument duly and properly registered and that every other document destroyed hereunder was a valid and effective document in accordance with the recorded particulars thereof in the books or records of the Company provided always that:

(a)
the foregoing provisions of this Article shall apply only to the destruction of a document in good faith and without express notice to the Company that the preservation of such document was relevant to a claim;

(b)
nothing contained in this Article shall be construed as imposing upon the Company any liability in respect of the destruction of any such document earlier than as aforesaid or in any case where the conditions of proviso (a) above are not fulfilled; and

(c)
references in this Article to the destruction of any document include references to its disposal in any manner.

WINDING UP

189.
If the Company shall be wound up and the assets available for distribution among the Members as such shall be insufficient to repay the whole of the paid up or credited as paid up share capital, such assets shall be distributed so that, as nearly as may be, the losses shall be borne by the Members in proportion to the capital paid up or credited as paid up at the commencement of the winding up on the Shares held by them respectively. And if in a winding up the assets available for distribution among the

2021 Proxy Statement         170

  Members shall be more than sufficient to repay the whole of the share capital paid up or credited as paid up at the commencement of the winding up, the excess shall be distributed among the Members in proportion to the capital at the commencement of the winding up paid up or credited as paid up on the said Shares held by them respectively. Provided that this Article shall not affect the rights of the Members holding Shares issued upon special terms and conditions.

  189.1
  In case of a sale by the liquidator under Section 601 of the Act, the liquidator may by the contract of sale agree so as to bind all the Members for the allotment to the Members directly of the proceeds of sale in proportion to their respective interests in the Company and may further by the contract limit a time at the expiration of which obligations or Shares not accepted or required to be sold shall be deemed to have been irrevocably refused and be at the disposal of the Company, but so that nothing herein contained shall be taken to diminish, prejudice or affect the rights of dissenting Members conferred by the said Section.

  189.2
  The power of sale of the liquidator shall include a power to sell wholly or partially for debentures, debenture stock, or other obligations of another company, either then already constituted or about to be constituted for the purpose of carrying out the sale.

190.
If the Company is wound up, the liquidator, with the sanction of a Special Resolution and any other sanction required by the Acts, may divide among the Members in specie or kind the whole or any part of the property of the Company (whether they shall consist of property of the same kind or not), and, for such purpose, may value any property and determine how the division shall be carried out as between the Members or different classes of Members. The liquidator, with the like sanction, may vest the whole or any part of such property in trustees upon such trusts for the benefit of the contributories as, with the like sanction, she determines, but so that no Member shall be compelled to accept any property upon which there is a liability.

INDEMNITY

191.
191.1
Subject to the provisions of and so far as may be admitted by the Acts, every Director and Secretary shall be entitled to be indemnified by the Company against all costs, charges, losses, expenses and liabilities incurred by her in the execution and discharge of her duties or in relation thereto including any liability incurred by her in defending any proceedings, civil or criminal, which relate to anything done or omitted or alleged to have been done or omitted by her as an officer or employee of the Company and in which judgement is given in her favour (or the proceedings are otherwise disposed of without any finding or admission of any material breach of duty on her part) or in which she is acquitted or in connection with any application under any statute for relief from liability in respect of any such act or omission in which relief is granted to her by the Court.

191.2
As far as permissible under the Acts, the Company shall indemnify any current or former executive of the Company (excluding any Directors or Secretary) or any person who is serving or has served at the request of the Company as a director, executive or trustee of another company, joint venture, trust or other enterprise against expenses, including attorneys' fees, judgments, fines, and amounts paid in settlement actually and reasonably incurred by her in connection with any threatened, pending, or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, other than an action by or in the right of the Company, to which she or he was, is, or is threatened to be made a party by reason of the fact that she or he is or was such a director, executive or trustee, provided always that the indemnity contained in this Article 191.2 shall not extend to any matter which would render it void pursuant to the Acts.

191.3
In the case of any threatened, pending or completed action, suit or proceeding by or in the right of the Company, the Company shall indemnify each person indicated in Article 191.2 of this Article against expenses, including attorneys' fees, actually and reasonably incurred in connection with the defence or the settlement thereof, except no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for fraud or dishonesty in the performance of her duty to the Company unless and only to the extent that the Court or the court in which such action or suit was brought shall determine upon application that despite the adjudication of liability, but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses as the court shall deem proper.

191.4
As far as permissible under the Acts, expenses, including attorneys' fees, incurred in defending any action, suit or proceeding referred to in Articles 191.2 and 191.3 of this Article may be paid by the Company in advance of the final disposition of such action, suit or proceeding as authorised by the Board in the specific case upon receipt of an undertaking by or on behalf of the director, executive or trustee, or other indemnitee to repay such amount, unless it shall ultimately be determined that she or he is entitled to be indemnified by the Company as authorised by these Articles.

191.5
It being the policy of the Company that indemnification of the persons specified in this Article shall be made to the fullest extent permitted by law, the indemnification provided by this Article shall not be deemed exclusive (a) of any other rights to which those seeking indemnification or advancement of expenses may be entitled under the Constitution, any

171         2021 Proxy Statement

    agreement, any insurance purchased by the Company, any vote of Members or disinterested directors, or pursuant to the direction (however embodied) of any court of competent jurisdiction, or otherwise, both as to action in her or his official capacity and as to action in another capacity while holding such office, or (b) of the power of the Company to indemnify any person who is or was an employee or agent of the Company or of another company, joint venture, trust or other enterprise which she or he is serving or has served at the request of the Company, to the same extent and in the same situations and subject to the same determinations as are hereinabove set forth with respect to a director, executive or trustee. As used in this Article 191.5, references to the "Company" include all constituent companies in a consolidation or merger in which the Company or a predecessor to the Company by consolidation or merger was involved. The indemnification provided by this Article shall continue as to a person who has ceased to be a director, executive or trustee and shall inure to the benefit of the heirs, executors, and administrators of such a person.

  191.6
  The Directors shall have power to purchase and maintain for any Director, the Secretary or other officers or employees of the Company insurance against any such liability as referred to in Section 235 of the Act.

  191.7
  The Company may additionally indemnify any employee or agent of the Company or any director, executive, employee or agent of any of its subsidiaries to the fullest extent permitted by law.

FINANCIAL YEAR

192.
The financial year of the Company shall be as prescribed by the Board from time to time.

DISPUTE RESOLUTION

193.
The courts of Ireland shall have exclusive jurisdiction to determine any dispute related to or connected with (a) any derivative claim in respect of a cause of action vested in the Company or seeking relief on behalf of the Company; (b) any action asserting a claim of breach of a fiduciary or other duty owed by any Director or officer or other employee of the Company to the Company or the Company's shareholders; or (c) any action asserting a claim against the Company or any Director or officer or other employee of the Company arising under the laws of Ireland or pursuant to any provision of the Articles (as either may be amended from time to time). Damages alone may not be an adequate remedy for any breach of this Article 193, so that, in the event of a breach or anticipated breach, the remedies of injunction and / or an order for specific performance would in appropriate circumstances be available. The governing law of the Articles is the substantive law of Ireland. For the purposes of this Article 193:

(a)
a "dispute" shall mean any dispute, controversy or claim;

(b)
references to "Company" shall be read so as to include each and any of the Company's subsidiary undertakings from time to time; and

(c)
"Director" shall be read so as to include each and any Director of the Company from time to time in his or her capacity as such or as an employee of the Company and shall include any former Director of the Company.

2021 Proxy Statement         172

ANNEX C

ANNEX C
RELEVANT TERRITORIES

1.	Albania	38.	Lithuania
2.	Armenia	39.	Luxembourg
3.	Australia	40.	Macedonia
4.	Austria	41.	Malaysia
5.	Bahrain	42.	Malta
6.	Belarus	43.	Mexico
7.	Belgium	44.	Moldova
8.	Bosnia & Herzegovina	45.	Montenegro
9.	Botswana	46.	Morocco
10.	Bulgaria	47.	Netherlands
11.	Canada	48.	New Zealand
12.	Chile	49.	Norway
13.	China	50.	Pakistan
14.	Croatia	51.	Panama
15.	Cyprus	52.	Poland
16.	Czech Republic	53.	Portugal
17.	Denmark	54.	Qatar
18.	Egypt	55.	Romania
19.	Estonia	56.	Russia
20.	Ethiopia	57.	Saudi Arabia
21.	Finland	58.	Serbia
22.	France	59.	Singapore
23.	Georgia	60.	Slovak Republic
24.	Germany	61.	Slovenia
25.	Ghana	62.	South Africa
26.	Greece	63.	Spain
27.	Hong Kong	64.	Sweden
28.	Hungary	65.	Switzerland
29.	Iceland	66.	Thailand
30.	India	67.	Turkey
31.	Israel	68.	Ukraine
32.	Italy	69.	United Arab Emirates
33.	Japan	70.	United Kingdom
34.	Kazakhstan	71.	United States
35.	Korea	72.	Uzbekistan
36.	Kuwait	73.	Vietnam
37.	Latvia	74.	Zambia

173         2021 Proxy Statement

VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on June 10, 2021. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on June 10, 2021. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. SHAREHOLDER MEETING REGISTRATION To vote and/or attend the meeting, go to the "Register for Meeting" link at www.proxyvote.com. TRINSEO S.A. 26-28, RUE EDWARD STEICHEN L-2540 LUXEMBOURG GRAND DUCHY OF LUXEMBOURG TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D47721-S21010 TRINSEO S.A. Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting. The following materials are available at www.proxyvote.com. Notice and Proxy Statement and Annual Report THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. The Board of Directors recommends you vote FOR proposals 1-8 and 10-15, and “ONE YEAR” for proposal 9: For Against Abstain For Against Abstain 1. To approve the proposed merger of the Company into Trinseo PLC, an Irish public limited company, in accordance with the common draft terms of merger whereby Trinseo PLC will acquire all assets and liabilities of the Company by universal succession of title, and the Company will cease to exist. ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! 2 Years ! ! ! ! ! ! ! ! 3 Years ! ! ! ! ! ! ! ! Abstain 6g. Jeanmarie Desmond 2. To approve an amendment to Article 7.1.1 of the Company’s Articles to increase the size of the Company’s Board to a maximum of thirteen (13) directors. Subject to approval of Proposal 1, to consider and approve, on a non-binding advisory basis, the proposed Memorandum and Articles of Association of Trinseo PLC (the “Proposed Constitution”) which will be in effect at time of the Merger and which will effectively replace our Articles. Subject to approval of Proposal 1, to consider and vote upon separate proposals to approve, on a non-binding advisory basis, the following differences between our Articles and the Proposed Constitution: 4a. Upon the effective date of the Merger, under the Proposed Constitution, Trinseo PLC will have a share capital of (i) 4,000,000,000 ordinary shares, par value $0.01 per share, (ii) 1,000,000,000 preferred shares, par value $0.01 per share and (iii) 25,000 deferred ordinary shares par value €1.00 per share, in comparison to the Articles which provides for a share capital of up to 50,000,000,000 shares, par value $0.01 per share; 4b.Under the Proposed Constitution, the board of directors of Trinseo PLC will have discretion to issue up to the authorized but unissued amount of Trinseo PLC’s share capital for cash without preemptive rights for a period of five years from adoption, in comparison to the Articles which permit the Board to issue up to 20% of the existing share capital without offering those shares to existing shareholders and up to 100% of the existing share capital with preemptive rights, until 2023; 4c. Under the Proposed Constitution, shareholders wishing to nominate persons for election to the Board or to properly bring other business before an Annual General Meeting of Shareholders must give timely notice to Trinseo PLC, which must be received not less than 90 nor more than 120 days prior to the first anniversary of the date Trinseo PLC’s proxy statement for the prior year was first mailed to shareholders, in comparison to the Articles under which shareholders may bring nominations for directors for vote at an Annual Meeting if submitted 90 to 120 days prior to the Annual Meeting date. Subject to the approval of the Proposal 1, to approve the creation of distributable profits of Trinseo PLC under Irish law by reducing the entire share premium of Trinseo PLC resulting from the allotment and issue of ordinary shares of Trinseo PLC pursuant to the Merger. To elect twelve (12) directors specifically named in the proxy statement, each to serve for a term of one year expiring at the 2022 Annual General Meeting: 6h. Matthew Farrell 3. 6i. Philip Martens 4. 6j. Donald Misheff 6k. Henri Steinmetz ! ! ! 6l. Mark Tomkins 7. Subject to approval of Proposal 2, to elect Ms. Victoria Brifo as our thirteenth director, to serve for a term of one year expiring at the 2022 Annual General Meeting. 8. To approve, on an advisory basis, the compensation paid by the Company to its named executive officers. ! ! ! 1 Year ! ! For ! Against ! Abstain 9. To approve, on an advisory basis, the frequency of advisory votes on the compensation of our named executive officers. ! ! ! ! ! ! ! ! ! ! ! ! 5. 10. 11. To approve changes to the Company’s director compensation program. To approve the Company’s annual accounts prepared in accordance with accounting principles generally accepted in Luxembourg for the year ended December 31, 2020 and its consolidated financial statements prepared in accordance with accounting principles generally accepted in the United States including a footnote reconciliation of equity and net income to International Financial Reporting Standards for the year ended December 31, 2020. To approve the allocation of the results of the year ended December 31, 2020, including but not limited to the declaration of an annual dividend in the amount of all interim dividends declared and distributed since the Company’s last Annual General Meeting of Shareholders. To approve the granting and discharge of the Company’s directors and auditor for the performance of their respective duties during the year ended December 31, 2020. To ratify the appointment of PricewaterhouseCoopers Société cooperative to be the Company’s independent auditor for all statutory accounts required by Luxembourg law for the year ending December 31, 2021. To ratify the appointment of PricewaterhouseCoopers LLP to be the Company’s independent registered public accounting firm for the year ending December 31, 2021. 6. ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! 6a. K’Lynne Johnson 12. ! ! ! ! ! ! ! ! ! ! ! ! 6b. Joseph Alvarado 13. 6c. Frank A. Bozich 14. 6d. Jeffrey Cote 6e. Pierre-Marie De Leener 15. 6f. Sandra Beach Lin NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature [PLEASE SIGN WITHIN BOX] Date

D47722-S21010 TRINSEO S.A. Annual General Meeting of Shareholders June 14, 2021 12:00 P.M. C.E.S.T. This proxy is solicited by the Board of Directors The shareholder(s) hereby appoint(s) Frank Bozich, David Stasse and Angelo Chaclas, or each of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the Ordinary Shares of TRINSEO S.A. that the shareholder(s) is/are entitled to vote at the Annual General Meeting of Shareholders to be held at 12:00 P.M., C.E.S.T. on June 14, 2021, via teleconference, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. Continued and to be signed on reverse side